     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 22, 1997


                                              1933 Act Registration No. 33-83020
                                              1940 Act Registration No. 811-8714
--------------------------------------------------------------------------------
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549
                                    FORM N-4
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

                          PRE-EFFECTIVE AMENDMENT NO.

                         POST-EFFECTIVE AMENDMENT NO. 7                      /X/


                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      /X/

                                AMENDMENT NO. 8                              /X/


                    CG VARIABLE ANNUITY SEPARATE ACCOUNT II
                           (EXACT NAME OF REGISTRANT)
                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

              900 Cottage Grove Road, Hartford, Connecticut 06152
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

               DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE
                                 (860) 726-6000

                                    COPY TO:

Robert A. Picarello, Esquire               Edwin L. Kerr, Esquire
Connecticut General Life Insurance         Connecticut General Life Insurance
 Company                                   Company
900 Cottage Grove Road                     900 Cottage Grove Road
Hartford, Connecticut 06152                Hartford, Connecticut 06152
(NAME AND ADDRESS OF
 AGENT FOR SERVICE)

            Approximate date of proposed public offering: Continuous

    An indefinite amount of the securities offered by this Registration Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, and the initial registration fee of $500 was paid with the Rule 24f-2 declaration. Form 24f-2 for Registrant's most recent fiscal year, which ended December 31, 1996, was filed February 26, 1997.

                    It is proposed that this filing will become effective:

                    _________ immediately upon filing pursuant to paragraph (b) of Rule 485
                    ___X___  on May 1, 1997 pursuant to paragraph (b) of Rule
                    485
                    _________ 60 days after filing pursuant to paragraph (a) of Rule 485
                    _________  on             , pursuant to paragraph (a) of
                    Rule 485


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--------------------------------------------------------------------------------

                             CROSS REFERENCE SHEET
                              PURSUANT TO RULE 481
                  SHOWING LOCATION IN PART A (PROSPECTUS) AND
                  PART B (STATEMENT OF ADDITIONAL INFORMATION)
         OF REGISTRATION STATEMENT OF INFORMATION REQUIRED BY FORM N-4
                                     PART A

ITEM OF FORM N-4                                                          PROSPECTUS CAPTION
-----------------------------------------------------  --------------------------------------------------------
 1.  Cover Page......................................  Cover Page
 2.  Definitions.....................................  Definitions
 3.  Synopsis........................................  Highlights; Fees and Expenses
 4.  Condensed Financial Information.................  Condensed Financial Information
 5.  General.........................................
     (a) Depositor...................................  The Company and the Variable Account
     (b) Registrant..................................  The Company and the Variable Account
     (c) Portfolio Company                             The Funds
     (d) Fund Prospectus                               The Funds
     (e) Voting Rights...............................  The Funds -- Voting Rights
 6.  Deductions and Expenses
     (a) General.....................................  Charges and Deductions
     (b) Sales Load %................................  Charges and Deductions -- Contingent Deferred Sales
                                                        Charge (Sales Load)
     (c) Special Purchase Plan.......................  N/A
     (d) Commissions.................................  Distribution of the Contracts
     (e) Fund Expenses...............................  Fees and Expenses -- Fund Portfolio Annual Expenses
     (f) Organizational Expenses.....................  N/A
 7.  Contracts
     (a) Persons with Rights.........................  Other Contract Features (Ownership, Assignment,
                                                        Beneficiary, Change of Beneficiary, Annuitant,
                                                        Surrenders and Partial Withdrawals, Death of Owner,
                                                        Death of Annuitant); Annuity Provisions; Voting Rights
     (b) (i) Allocation of Premium Payments..........  Premium Payments and Contract Value -- Allocation of
                                                        Premium Payments
     (ii) Transfers..................................  Transfer of Contract Values Between Sub-Accounts
     (iii) Exchanges.................................  N/A
     (c) Changes.....................................  Modification; Substitution of Securities; Change in
                                                        Operation of Variable Account
     (d) Inquiries...................................  Cover Page; Highlights
 8.  Annuity Period..................................  Annuity Provisions
 9.  Death Benefit...................................  Death of the Owner; Death of the Annuitant; Optional
                                                        Death Benefit (not in New York prospectus or Prospectus
                                                        No. 3)
10.  Purchase and Contract Values
     (a) Purchases...................................  Premium Payments
     (b) Valuation...................................  Contract Value; Accumulation Unit;
     (c) Daily Calculation...........................  Accumulation Unit; Allocation of Premium Payments
     (d) Underwriter.................................  Distribution of the Contracts
11.  Redemptions
     (a) By Owners...................................  Surrenders
     By Annuitant....................................  Annuity Provisions -- Variable Options
     (b) Texas ORP...................................  N/A
     (c) Check Delay.................................  Delay of Payments and Transfers
     (d) Lapse.......................................  N/A
     (e) Free Look...................................  Highlights
12.  Taxes...........................................  Tax Matters
13.  Legal Proceedings...............................  Legal Proceedings

ITEM OF FORM N-4                                                          PROSPECTUS CAPTION
-----------------------------------------------------  --------------------------------------------------------
14.  Table of Contents for the Statement of
      Additional Information.........................  Table of Contents of the Statement of Additional
                                                        Information

                                     PART B

ITEM OF FORM N-4                                             STATEMENT OF ADDITIONAL INFORMATION CAPTION
-----------------------------------------------------  --------------------------------------------------------
15.  Cover Page......................................  Cover Page
16.  Table of Contents...............................  Table of Contents
17.  General Information and History.................  a) N/A
                                                       b) N/A
                                                       c) (Prospectus) The Company and the Variable Account;
                                                          the Fixed Account
18.  Services
     (a) Fees and Expenses of Registrant.............  N/A
     (b) Management Contracts........................  N/A
     (c) Custodian...................................  Custody of Assets
     Independent Accountant..........................  Experts
     (d) Assets of Registrant........................  N/A
     (e) Affiliated Person...........................  N/A
     (f) Principal Underwriter.......................  N/A
19.  Purchase of Securities Being Offered............  Distribution of the Contracts
     Offering Sales Load.............................  Distribution of the Contracts; (Prospectus) Charges and
                                                        Deductions -- Contingent Deferred Sales Charge (Sales
                                                        Load)
20.  Underwriters....................................  Distribution of the Contracts; (Prospectus) Distribution
                                                       of the Contracts
21.  Calculation of Performance Data.................  Investment Experience; Historical Performance Data
22.  Annuity Payments................................  (Prospectus) Annuity Provisions
23.  Financial Statements............................  Financial Statements

                          PART C -- OTHER INFORMATION

ITEM OF FORM N-4                                                            PART C CAPTION
-----------------------------------------------------  --------------------------------------------------------
24.  Financial Statements and Exhibits...............  Financial Statements and Exhibits
     (a) Financial Statements........................  Financial Statements
     (b) Exhibits....................................  Exhibits
25.  Directors and Officers of the Depositor.........  Directors and Officers of the Depositor
26.  Persons Controlled By or Under Common Control
      with the Depositor or Registrant...............  Persons Controlled By or Under Common Control with the
                                                        Depositor or Registrant
27.  Number of Owners................................  Number of Owners
28.  Indemnification.................................  Indemnification
29.  Principal Underwriters..........................  Principal Underwriter
30.  Location of Accounts and Records................  Location of Accounts and Records
31.  Management Services.............................  Management Services
32.  Undertakings....................................  Undertakings
     Signature Page..................................  Signatures

                            PART A. PROSPECTUS NO. 1

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

CG VARIABLE ANNUITY SEPARATE ACCOUNT II


HOME OFFICE LOCATION:     MAILING ADDRESS:               LOCKBOX ADDRESS: BY MAIL  LOCKBOX ADDRESS: BY
900 COTTAGE GROVE ROAD    CIGNA INDIVIDUAL INSURANCE     CONNECTICUT GENERAL LIFE  OVERNIGHT
BLOOMFIELD, CT            ANNUITY & VARIABLE LIFE        INSURANCE COMPANY         CONNECTICUT GENERAL LIFE
                          SERVICES                       P.O. BOX 30790            INSURANCE COMPANY
                          CENTER: ROUTING S-249          HARTFORD, CT 06150        C/O FLEET BANK
                          HARTFORD, CT 06152-2249                                  20 CHURCH STREET
                          TELEPHONE: (800) (552-9898)                              20TH FLOOR, MSN275
                                                                                   HARTFORD, CT 06120
                                                                                   ATTN: LOCKBOX 30790


--------------------------------------------------------------------------------

        FLEXIBLE PAYMENT DEFERRED VARIABLE ANNUITY CONTRACTS - NEW YORK
--------------------------------------------------------------------------------

    The Flexible Payment Deferred Variable Annuity Contracts (the "Contracts") described in this prospectus provide for accumulation of Contract Values and eventual payment of monthly annuity payments on a fixed or variable basis. The Contracts are designed to aid individuals in long term planning for retirement or other long term purposes. The Contracts are available for retirement plans which do not qualify for the special federal tax advantages available under the Internal Revenue Code ("Non-Qualified Plans") and for retirement plans which do qualify for the federal tax advantages available under the Internal Revenue Code ("Qualified Plans"). (See "Tax Matters -- Qualified Plans.") Premium payments for the Contracts will be allocated to a segregated investment account of Connecticut General Life Insurance Company (the "Company"), designated CG Variable Annuity Separate Account II (the "Variable Account"), or to the Fixed Account, or some combination of them, as selected by the owner of the Contract.

    The following funding options are available under a Contract: Through the Variable Account, the Company offers nineteen diversified open-end management investment companies (commonly called mutual funds), each with a different investment objective: Alger American Fund -- Alger American Small Capitalization Portfolio, Alger American Leveraged AllCap Portfolio, Alger American MidCap Growth Portfolio and Alger American Growth Portfolio; Fidelity Variable Insurance Products Fund -- Equity-Income Portfolio, Money Market Portfolio; High Income Portfolio and Overseas Portfolio; Fidelity Variable Insurance Products Fund II -- Investment Grade Bond Portfolio and Asset Manager Portfolio; MFS-Registered Trademark- Variable Insurance Trust -- MFS Total Return Series, MFS Utilities Series and MFS World Governments Series; Neuberger & Berman Advisers Management Trust -- Balanced Portfolio, Limited Maturity Bond Portfolio and Partners Portfolio; OCC Accumulation Trust -- Global Equity Portfolio, Managed Portfolio and Small Cap Portfolio. The fixed interest option offered under a Contract is the Fixed Account. Premium payments or transfers allocated to the Fixed Account, and 3% interest per year thereon, are guaranteed, and additional interest may be credited, with certain withdrawals subject to a market value adjustment and withdrawal charges. Unless specifically mentioned, this prospectus only describes the variable investment options.

    This entire prospectus, and those of the Funds, should be read carefully before investing to understand the Contracts being offered. The "Statement of Additional Information" dated May 1, 1997, available at no charge by calling or writing the Company's Annuity & Variable Life Services Center as shown above, provides further information. Its Table of Contents is at the end of this prospectus.

    THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE MUTUAL FUNDS AVAILABLE AS FUNDING OPTIONS FOR THE CONTRACTS OFFERED BY THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE RETAINED FOR FUTURE REFERENCE.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         PROSPECTUS DATED: MAY 1, 1997

                               TABLE OF CONTENTS

                    CONTENTS                         PAGE
DEFINITIONS.....................................           3
HIGHLIGHTS......................................           5
FEES AND EXPENSES...............................           7
CONDENSED FINANCIAL INFORMATION.................          11
THE COMPANY AND THE VARIABLE ACCOUNT............          11
THE FUNDS.......................................          12
  General.......................................          15
  Substitution of Securities....................          15
  Voting Rights.................................          15
PREMIUM PAYMENTS AND CONTRACT VALUE.............          16
  Premium Payments..............................          16
  Allocation of Premium Payments................          16
  Optional Variable Account Sub-Account
   Allocation Programs..........................          17
    Dollar Cost Averaging.......................          17
    Automatic Rebalancing.......................          18
  Contract Value................................          18
  Accumulation Unit.............................          18
CHARGES AND DEDUCTIONS..........................          19
  Contingent Deferred Sales Charge (Sales
   Load)........................................          19
  Mortality and Expense Risk Charge.............          20
  Administrative Expense Charge.................          20
  Account Fee...................................          21
  Premium Tax Equivalents.......................          21
  Income Taxes..................................          21
  Fund Expenses.................................          21
  Transfer Fee..................................          21
OTHER CONTRACT FEATURES.........................          22
  Ownership.....................................          22
  Assignment....................................          22
  Beneficiary...................................          22
  Change of Beneficiary.........................          22
  Annuitant.....................................          23
  Transfer of Contract Values between
   Sub-Accounts.................................          23
  Procedures for Telephone Transfers............          24
  Surrenders and Partial Withdrawals............          24
  Delay of Payments and Transfers...............          25
  Death of the Owner before the
   Annuity Date.................................          25
  Death of the Annuitant before the
   Annuity Date.................................          26
  Death of the Annuitant after the
   Annuity Date.................................          26

                    CONTENTS                         PAGE

  Change in Operation of Variable Account.......          26
  Modification..................................          27
  Discontinuance................................          27
ANNUITY PROVISIONS..............................          27
  Annuity Date; Change in Annuity Date and
   Annuity Option...............................          27
  Annuity Options...............................          27
  Fixed Options.................................          28
  Variable Options..............................          28
  Evidence of Survival..........................          29
  Endorsement of Annuity Payment................          29
THE FIXED ACCOUNT...............................          29
  Market Value Adjustment.......................          31
DISTRIBUTION OF THE CONTRACTS...................          32
PERFORMANCE DATA................................          32
  Money Market Sub-Account......................          32
  Other Variable Account Sub-Accounts...........          33
  Performance Ranking or Rating.................          33
TAX MATTERS.....................................          34
  General.......................................          34
  Diversification...............................          34
  Distribution Requirements.....................          35
  Multiple Contracts............................          36
  Tax Treatment of Assignments..................          36
  Withholding...................................          36
  Section 1035 Exchanges........................          36
  Tax Treatment of Withdrawals --
   Non-Qualified Contracts......................          37
  Qualified Plans...............................          37
  Section 403(b) Plans..........................          38
  Individual Retirement Annuities...............          38
  Corporate Pension and Profit-Sharing Plans and
   H.R. 10 Plans................................          38
  Deferred Compensation Plans...................          38
  Tax Treatment of Withdrawals -- Qualified
   Contracts....................................          39
FINANCIAL STATEMENTS............................          39
LEGAL PROCEEDINGS...............................          39
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL
  INFORMATION...................................          40
APPENDIX I......................................          32
  Separate Account Annual Expenses for New York
   Contracts Issued Before May 1, 1996..........

DEFINITIONS

                    ACCUMULATION PERIOD: The period from the Effective Date to the Annuity Date, the date on which the Death Benefit becomes payable or the date on which the Contract is surrendered or annuitized, whichever is earliest.

                    ACCUMULATION UNIT: A measuring unit used to calculate the value of the Owner's interest in each funding option used in the variable portion of the Contract prior to the Annuity Date.

                    ANNUITANT: A person designated by the Owner in writing upon whose continuation of life any series of payments for a definite period or involving life contingencies depends. If the Annuitant dies before the Annuity Date, the Owner becomes the Annuitant until naming a new Annuitant.

                    ANNUITY & VARIABLE LIFE SERVICES CENTER: The office of the Company to which notices are given and any customer service requests are made. Mailing address: CIGNA Individual Insurance, Annuity & Variable Life Services Center, Routing S-249, Hartford, CT 06152-2249. Premium payments must be sent, and all other correspondence may be sent, to either Lockbox address: If by mail: P.O. Box 30790, Hartford, CT 06150; If by overnight courier: c/o Fleet Bank, 20 Church Street, 20th Floor, MSN275, Hartford, CT 06120, Attn:
                    Lockbox 30790.

                    ANNUITY ACCOUNT VALUE: The value of the Contract at any point in time.

                    ANNUITY DATE: The date on which annuity payments commence.

                    ANNUITY OPTION: The arrangement under which annuity payments are made.

                    ANNUITY PERIOD: The period starting on the Annuity Date.

                    ANNUITY UNIT: A measuring unit used to calculate the portion of annuity payments attributable to each funding option used in the variable portion of the Contract on and after the Annuity Date.

                    BENEFICIARY: The person entitled to the Death Benefit, who must also be the "Designated Beneficiary", for purposes of
                    Section 72(s) of the Code, upon the Owner's death.

                    CERTIFICATE: The document which evidences the participation of an Owner in a group contract.

                    CODE: The Internal Revenue Code of 1986, as amended.

                    COMPANY: Connecticut General Life Insurance Company.

                    CONTRACT: The Variable Annuity Contract described in this prospectus, i.e., the Certificate evidencing the Owner's participation in a group contract.

                    CONTRACT ANNIVERSARY, CONTRACT YEAR, EFFECTIVE DATE: The Contract's Effective Date is the date it is issued. It is also the date on which the first Contract Year, a 12-month period, begins. Subsequent Contract Years begin on each Contract Anniversary, which is the anniversary of the Effective Date.

                    CONTRACT MONTH: The period from one Monthly Anniversary Date to the next.

                    FIXED ACCOUNT: The portion of the Contract under which principal is guaranteed and interest is credited. Fixed Account Assets are maintained in the Company's General Account and not allocated to the Variable Account.

                    FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

                    FUND(S): One or more of Alger American Fund -- Alger American Small Capitalization Portfolio, Alger American Leveraged AllCap Portfolio, Alger American MidCap Growth Portfolio and Alger American Growth Portfolio; Fidelity Variable Insurance Products Fund -- Equity-Income Portfolio, Money Market Portfolio, High Income Portfolio and Overseas Portfolio; Fidelity Variable Insurance Products Fund II -- Investment Grade Bond Portfolio and Asset Manager Portfolio; MFS-Registered Trademark- Variable Insurance Trust -- MFS Total Return Series, MFS Utilities Series and MFS World Governments Series; Neuberger & Berman Advisers Management Trust -- Balanced Portfolio, Limited Maturity Bond Portfolio and Partners Portfolio; OCC Accumulation Trust -- Global Equity Portfolio, Managed Portfolio and Small Cap Portfolio. Each is an open-end management investment company (mutual fund) whose shares are available to fund the benefits provided by the Contract.

                    GUARANTEED INTEREST RATE: The rate of interest credited by the Company on a compound annual basis during a Guaranteed Period.

                    GUARANTEED PERIOD: The period for which interest, at either an initial or subsequent Guaranteed Interest Rate, will be credited to any amounts which an Owner allocates to a Fixed Account Sub-Account. In most states in which these Contracts are issued, this period may be one, three, five, seven or ten years, as elected by the Owner.

                    GUARANTEED PERIOD AMOUNT: Any portion of a Purchaser's Annuity Account Value allocated to a specific Guaranteed Period with a specified Expiration Date (including credited interest thereon).

                    INDEX RATE: An index rate based on the Treasury Constant Maturity Series published by the Federal Reserve Board.

                    IN WRITING: In a written form satisfactory to the Company and received by the Company at its Annuity & Variable Life Services Center.

                    NON-QUALIFIED CONTRACTS: A Contract used in connection with a retirement plan which does not receive favorable federal income tax treatment under Code Section 401, 403, 408, or
                    457. The owner of a Non-Qualified Contract must be a natural person or an agent for a natural person in order for the Contract to receive favorable income tax treatment as an annuity.

                    OWNER: The person(s) initially designated in the application or order to purchase or otherwise, unless later changed, as having all ownership rights under the Contract; is the Certificate Owner under a group contract.

                    PAYEE: A recipient of payments under the Contract.

                    PREMIUM PAYMENT: Any amount paid to the Company cleared in good funds as consideration for the benefits provided by the Contract. Includes the initial Premium Payment and subsequent Premium Payments.

                    QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which receives favorable federal income tax treatment under Code Section 401, 403, 408 or 457.

                    SEVENTH YEAR ANNIVERSARY: The seventh Contract Anniversary and each succeeding Contract Anniversary occurring at any seven year interval thereafter, for example, the 7th, 14th, 21st and 28th Contract Anniversaries.

                    SHARES: Shares of a Fund.

                    SUB-ACCOUNT: That portion of the Fixed Account associated with specific Guaranteed Period(s) and Guaranteed Interest Rate(s) and that portion of the Variable Account which invests in shares of a specific Fund.

                    SURRENDER (OR WITHDRAWAL): When a lump sum amount representing all or part of the Annuity Account Value (minus any applicable withdrawal charges, contract fees, and premium tax equivalents and adjusted by any market value adjustment) is paid to the Owner. After a full surrender, all of the Owner's rights under the Contract are terminated. In this prospectus, the terms "surrender" and "withdrawal" are used interchangeably.

                    SURRENDER DATE: The date the Company processes the Owner's election to surrender the Contract or to receive a partial withdrawal.

                    VALUATION DATE: Every day on which Accumulation Units are valued, which is each day on which the New York Stock Exchange ("NYSE") is open for business, except any day on which trading on the NYSE is restricted, or on which an emergency exists, as determined by the Securities and Exchange Commission ("Commission"), so that valuation or disposal of securities is not practicable.

                    VALUATION PERIOD: The period of time beginning on the day following the Valuation Date and ending on the next Valuation Date. A Valuation Period may be more than one day in length.

                    VARIABLE ACCOUNT: CG Variable Annuity Separate Account II, a separate account of the Company under Connecticut law, in which the assets of the Sub-Account(s) funded through shares of one or more of the Funds are maintained. Assets of the Variable Account attributable to the Contracts are not chargeable with the general liabilities of the Company.

                    VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of the value of each variable portion of the Owner's Annuity Account during the Accumulation Period.

                    VARIABLE ANNUITY UNIT: A unit of measure used in the calculation of the value of each variable portion of the Owner's Annuity Account during the Annuity Period, to determine the amount of each variable annuity payment.

HIGHLIGHTS

                    Premium Payments attributable to the variable portion of the Contracts will be allocated to a segregated asset account of Connecticut General Life Insurance Company (the "Company") which has been designated CG Variable Annuity Separate Account II (the "Variable Account"). The Variable Account invests in shares of one or more of the Funds available to fund the Contract as selected by the Owner. Owners bear the investment risk for all amounts allocated to the Variable Account. Inquiries about the Contracts may be made to the Company's Annuity & Variable Life Services Center.

                    The Contract may be returned within 10 days after it is received, longer in some states. It can be mailed or delivered to either the Company or the agent who sold it. Return of the Contract by mail is effective on being postmarked, properly addressed and postage prepaid. The Company will promptly refund the Contract Value. This may be more or less than the Premium Payment. The Company has the right to allocate initial Premium Payments to the Money Market Sub-Account until the expiration of the right-to-examine period. If the Company does so allocate an initial Premium Payment, it will refund the greater of the Premium Payment, less any partial surrenders, or the Contract Value. It is the Company's current practice to directly allocate the initial Premium Payment to the Fund(s) designated in the application or order to purchase, unless state law requires a refund of Premium Payments rather than of Annuity Account Value.

                    A Contingent Deferred Sales Charge (sales load) may be deducted in the event of a full surrender or partial withdrawal. The Contingent Deferred Sales Charge is imposed on Premium Payments within seven (7) years after their being made. Owners may, during each Contract Year, withdraw up to fifteen percent (15%) of Premium Payments made, or any remaining portion thereof, ("the Fifteen Percent Free") without incurring a Contingent Deferred Sales Charge. The Contingent Deferred Sales Charge will vary in amount, depending upon the Contract Year in which the Premium Payment being surrendered or withdrawn was made. For purposes of determining the applicability of the Contingent Deferred Sales Charge, surrenders and withdrawals are deemed to be on a first-in, first-out basis.

                    The Contingent Deferred Sales Charge is found in the fee table (See "Charges and Deductions -- Contingent Deferred Sales Charge (Sales Load)"). The maximum Contingent Deferred Sales Charge is 7% of Premium Payments. There may also be a Market Value Adjustment on surrenders, withdrawals or transfers from the Fixed Account portion of the Contract.

                    There is a Mortality and Expense Risk Charge which is equal, on an annual basis, to 1.25%* of the average daily net assets of the Variable Account. This Charge compensates the Company for assuming the mortality and expense risks under the Contract (See "Charges and Deductions -- Mortality and Expense Risk Charge").

                    There is an Administrative Expense Charge which is equal, on an annual basis, to 0.15%* of the average daily net assets of the Variable Account (See "Charges and Deductions -- Administrative Expense Charge").

                    There is an annual Account Fee of $30 which is waived if the Annuity Account Value equals or exceeds $100,000 at the end of the Contract Year (See "Charges and Deductions -- Account Fee").

                    Premium tax equivalents or other taxes payable to a state or other governmental entity will be charged against Annuity Account Value (See "Charges and Deductions -- Premium Taxes").

                    Under certain circumstances there may be assessed a $10 transfer fee when a Owner transfers Annuity Account Values from one Sub-Account to another (See "Charges and Deductions -- Transfer Fee").

                    There is a ten percent (10%) federal income tax penalty applied to the income portion of any premature distribution from Non-Qualified Contracts. However, the penalty is not imposed on amounts distributed:

                    (a) after the Payee reaches age 59 1/2; (b) after the death of the Owner (or, if the Owner is not a natural person, the Annuitant); (c) if the Payee is totally disabled (for this purpose, disability is as defined in Section 72(m)(7) of the
                    Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Payee or for the joint lives (or joint life expectancies) of the Payee and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to Premium Payments made prior to August 14, 1982. For federal income tax purposes, distributions are deemed to be on a last-in, first-out basis. Different tax withdrawal penalties and restrictions apply to Qualified Contracts issued pursuant to plans qualified under Code
                    Section 401, 403(b), 408 or 457. (See "Tax Matters -- Tax Treatment of Withdrawals -- Qualified Contracts.") For a further discussion of the taxation of the Contracts, see "Tax Matters."

                    * (For New York Contracts issued before May 1, 1996, see Appendix I.)

                    MARKET VALUE ADJUSTMENT. In certain situations, a surrender or transfer of amounts from the Fixed Account will be subject to a Market Value Adjustment. The Market Value Adjustment will reflect the relationship between a rate based on an index published by the Federal Reserve Board as to current yields on U.S. government securities of various maturities at the time a surrender or transfer is made ("Index Rate"), and the Index Rate at the time that the Premium Payments being surrendered or transferred were made.

                    Generally, if the Index Rate at the time of surrender or transfer is lower than the Index Rate at the time the Premium Payment was allocated, then the application of the Market Value Adjustment will result in a higher payment upon surrender or transfer. Similarly, if the Index Rate at the time of surrender or transfer is higher than the Index Rate at the time the Premium Payment was allocated, the application of the Market Value Adjustment will generally result in a lower payment upon surrender or transfer. It is not applied against a surrender or transfer taking place at the end of the Guaranteed Period.

FEES AND EXPENSES

                    OWNER TRANSACTION FEES

                    Contingent Deferred Sales Charge (as a percentage of Premium Payments):

                   YEARS
                   SINCE
                  PAYMENT     CHARGE
                 ----------  --------
                    0-1      7%
                    1-2      6%
                                       An Owner may, during each Contract Year,
                                       withdraw up to 15%
                    2-3                of Premium Payments made, or the
                             5%        remaining portion thereof,
                    3-4                without incurring a Contingent Deferred
                             4%        Sales Charge.
                    4-5      3%
                    5-6      2%
                    6-7      1%
                     7+      0

                 Transfer Fee........     $10

                 - Not imposed on the first twelve transfers during a Contract Year. Pre-scheduled automatic dollar cost averaging or automatic rebalancing transfers are not counted.

                 Account Fee..............  $30 per Contract Year

                 - Waived if Annuity Account Value at the end of the Contract Year is $100,000 or more.

                    VARIABLE ACCOUNT ANNUAL EXPENSES

                     (as a percentage of average account
                      value)
                     Mortality and Expense Risk Charge........      1.25%*
                     Administrative Expense Charge............      0.15%*
                                                                ----------
                     Total Variable Account Annual Expenses...      1.40%*

                    * For New York Contracts issued before May 1, 1996, see Appendix I.

EXPENSE DATA

The purpose of the following Table is to help Purchasers and prospective purchasers understand the costs and expenses that are borne, directly and indirectly, by Purchasers assuming that all Premium Payments are allocated to the Variable Account. The table reflects expenses of the Variable Account as well as of the Individual Funds underlying the Variable Sub-Accounts.

                                   FEE TABLE

                                                 ALGER AMERICAN FUND
                                     -------------------------------------------
                                                  ALGER      ALGER
                                      ALGER     AMERICAN    AMERICAN     ALGER
                                     AMERICAN   LEVERAGED    MIDCAP    AMERICAN
                                      GROWTH     ALLCAP      GROWTH    SMALL CAP
                                     PORTFOLIO  PORTFOLIO   PORTFOLIO  PORTFOLIO
                                     --------   ---------   --------   ---------
SEPARATE ACCOUNT ANNUAL EXPENSES
Mortality and Expense Risk
  Charge*..........................    1.25%      1.25%       1.25%      1.25%
Administrative Expense Charge*.....    0.15%      0.15%       0.15%      0.15%
Total Separate Account Annual
  Expenses*........................    1.40%      1.40%       1.40%      1.40%
FUND PORTFOLIO ANNUAL EXPENSES
Management Fees....................    0.75%      0.85%       0.80%      0.85%
Other Expenses.....................    0.04%      0.24%       0.04%      0.03%
Total Fund
  Portfolio Annual
  Expenses.........................    0.79%      1.09%(1)    0.84%      0.88%


                                                       FIDELITY VARIABLE INSURANCE
                                                              PRODUCTS FUNDS
                                     ----------------------------------------------------------------
                                     VIP II       VIP        VIP II                  VIP
                                      ASSET     EQUITY-    INVESTMENT   VIP MONEY    HIGH      VIP
                                     MANAGER    INCOME     GRADE BOND    MARKET     INCOME   OVERSEAS
                                     PORTFOLIO PORTFOLIO   PORTFOLIO    PORTFOLIO    FUND    PORTFOLIO
                                     -------   ---------   ----------   ---------   ------   --------
SEPARATE ACCOUNT ANNUAL EXPENSES
Mortality and Expense Risk
  Charge*..........................   1.25%      1.25%        1.25%       1.25%      1.25%     1.25%
Administrative Expense Charge*.....   0.15%      0.15%        0.15%       0.15%      0.15%     0.15%
Total Separate Account Annual
  Expenses*........................   1.40%      1.40%        1.40%       1.40%      1.40%     1.40%
FUND PORTFOLIO ANNUAL EXPENSES
Management Fees....................   0.64%      0.51%        0.45%       0.21%      0.59%     0.76%
Other Expenses.....................   0.10%      0.07%        0.13%       0.09%      0.12%     0.17%
Total Fund
  Portfolio Annual
  Expenses.........................   0.74%(2)   0.58%(2)     0.58%       0.30%      0.71%     0.93%(2)


------------------------
 *  For New York Contracts issued before May 1, 1996, see Appendix I.


(1) Included in Other Expenses of the Alger American Leveraged AllCap Portfolio is .03% of interest expense.



(2) A portion of the brokerage commissions the certain funds pay was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, Total Fund Portfolio Annual Expenses would have been 0.73% for the VIP II Asset Manager Portfolio, 0.56% for the VIP Equity-Income Portfolio and 0.92% for the VIP Overseas Portfolio.

The table does not reflect the deductions for the annual $30 Account Fee. The information set forth should be considered together with the information provided in this Prospectus under the heading "Fees and Expenses", and in each Fund's Prospectus. All expenses are expressed as a percentage of average account value.

      MFS VARIABLE INSURANCE TRUST                      NEUBERGER&BERMAN
----------------------------------------          ADVISERS MANAGEMENT TRUST(5)
                                             ---------------------------------------             OCC ACCUMULATION TRUST
   MFS                                                       LIMITED                    -----------------------------------------
  TOTAL          MFS         MFS WORLD                      MATURITY                      GLOBAL
  RETURN      UTILITIES     GOVERNMENTS       BALANCED        BOND        PARTNERS        EQUITY         MANAGED       SMALL CAP
  SERIES       SERIES         SERIES          PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
----------   -----------   -------------     -----------   -----------   -----------    -----------    -----------    -----------
   1.25%         1.25%           1.25%           1.25%         1.25%         1.25%          1.25%          1.25%          1.25%
   0.15%         0.15%           0.15%           0.15%         0.15%         0.15%          0.15%          0.15%          0.15%
   1.40%         1.40%           1.40%           1.40%         1.40%         1.40%          1.40%          1.40%          1.40%
   0.75%         0.75%           0.75%           0.85%(6)      0.65%(6)      0.84%(6)       0.80%          0.80%          0.80%
   0.25%(4)      0.25%(4)        0.25%(4)        0.24%         0.13%         0.11%          0.63%          0.10%          0.22%
   1.00%(3)      1.00%(3)        1.00%(3)        1.09%         0.78%         0.95%          1.43%(7)       0.90%(7)       1.02%(7)


------------------------

(3) The Adviser has agreed to bear expenses for each Series, subject to reimbursement by each Series, such that each Series' "Other Expenses" shall not exceed) 0.25% of the average daily net assets of the Series during the current fiscal year. Otherwise, "Other Expenses" for the Total Return Series, Utilities Series and World Government Series would be 1.35%, 2.00% and 1.28% respectively, and "Total Fund Portfolio Expenses" would be 2.10%, 2.75% and 2.03% respectively, for these Series. See "Information Concerning Shares of Each Series--Expenses."



(4) Each series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses".



(5) Neuberger&Berman Advisers Management Trust is divided into portfolios ("Portfolios"), each of which invests all of its net investable assets in a corresponding series ("Series") of Advisers Managers Trust.



(6) The figures reported here are "Investment Management and Administration Fees" which include the aggregate of the administration fees paid by the Portfolio and the management fees paid by its corresponding Series. Similarly, "Other Expenses" includes all other expenses of the Portfolio and its corresponding Series.



(7) The annual expenses of OCC Accumulation Trust Portfolios (the "Portfolios") as of December 31, 1996 have been restated to reflect new management fee and expense limitation arrangements in effect as of May 1, 1996. Additionally, Other Expenses are shown gross of certain expense offsets afforded the Portfolios which effectively lowered overall custody expenses. Effective May 1, 1996, the expenses of the Portfolios were contractually limited by OpCap Advisors so that their respective annualized operating expenses (net of any expense offsets) do not exceed 1.25% of their respective average daily net assets. Furthermore, through December 31, 1997, the annualized operating expenses of the Managed and Small Cap Portfolios will be voluntarily limited by OpCap Advisors so that annualized operating expenses (net of any expense offsets) of these Portfolios do not exceed 1.00% of their respective average daily net assets. Without such contractual and voluntary expense limitations and without giving effect to any expense offsets, the Management Fees, Other Expenses and Total Portfolio Annual Expenses incurred for the fiscal year ended December 31, 1996 would have been: .80%, 1.04% and 1.84%, respectively, for the Global Equity Portfolio; .80%, .10% and .90%, respectively, for the Managed Portfolio; and .80%, .26% and 1.06%, respectively, for the Small Cap Portfolio.

                    EXAMPLES

                    The Owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets, and assuming all Premium Payments are allocated to the Variable
                    Account:


                                                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                                 ------   -------   -------   --------
                     1.  IF THE CONTRACT IS SURRENDERED AT THE END OF THE APPLICABLE TIME PERIOD:
                     Alger American Growth Portfolio...........................   $82      $113      $146       $258
                     Alger American Leveraged AllCap Portfolio.................   $85      $122      $161       $289
                     Alger American MidCap Growth Portfolio....................   $83      $114      $149       $264
                     Alger American Small Capitalization Portfolio.............   $83      $116      $151       $268
                     Fidelity VIP Equity-Income Portfolio......................   $80      $106      $135       $237
                     Fidelity VIP Money Market Portfolio.......................   $77      $ 98      $121       $207
                     Fidelity VIP High Income Portfolio........................   $84      $117      $153       $273
                     Fidelity VIP Overseas Portfolio...........................   $85      $122      $161       $289
                     Fidelity VIP II Asset Manager Portfolio...................   $82      $111      $143       $253
                     Fidelity VIP II Investment Grade Bond Portfolio...........   $80      $106      $135       $237
                     MFS Total Return Series...................................   $84      $119      $157       $280
                     MFS Utilities Series......................................   $84      $119      $157       $280
                     MFS World Governments Series..............................   $84      $119      $157       $280
                     AMT Balanced Portfolio....................................   $85      $122      $161       $289
                     AMT Limited Maturity Bond Portfolio.......................   $82      $113      $145       $257
                     AMT Partners Portfolio....................................   $84      $118      $154       $275
                     OCC Global Equity Portfolio...............................   $89      $132      $178       $321
                     OCC Managed Portfolio.....................................   $83      $116      $152       $270
                     OCC Small Cap Portfolio...................................   $85      $120      $158       $282


                    2.  IF THE CONTRACT IS NOT SURRENDERED OR IF IT IS
                    ANNUITIZED:


                     Alger American Growth Portfolio...........................   $23      $ 70      $120       $258
                     Alger American Leveraged AllCap Portfolio.................   $26      $ 79      $136       $289
                     Alger American MidCap Growth Portfolio....................   $23      $ 72      $123       $264
                     Alger American Small Capitalization Portfolio.............   $24      $ 73      $125       $268
                     Fidelity VIP Equity-Income Portfolio......................   $21      $ 64      $110       $237
                     Fidelity VIP Money Market Portfolio.......................   $18      $ 55      $ 95       $207
                     Fidelity VIP High Income Portfolio........................   $24      $ 75      $128       $273
                     Fidelity VIP Overseas Portfolio...........................   $26      $ 79      $136       $289
                     Fidelity VIP II Asset Manager Portfolio...................   $22      $ 69      $118       $253
                     Fidelity VIP II Investment Grade Bond Portfolio...........   $21      $ 64      $110       $237
                     MFS Total Return Series...................................   $25      $ 77      $131       $280
                     MFS Utilities Series......................................   $25      $ 77      $131       $280
                     MFS World Governments Series..............................   $25      $ 77      $131       $280
                     AMT Balanced Portfolio....................................   $26      $ 79      $136       $289
                     AMT Limited Maturity Bond Portfolio.......................   $23      $ 70      $120       $257
                     AMT Partners Portfolio....................................   $24      $ 75      $129       $275
                     OCC Global Equity Portfolio...............................   $29      $ 89      $152       $321
                     OCC Managed Portfolio.....................................   $24      $ 74      $126       $270
                     OCC Small Cap Portfolio...................................   $25      $ 77      $132       $282


                    The preceding tables are intended to assist the Owner in understanding the costs and expenses borne, directly or indirectly, by Premium Payments allocated to the Variable Account. These include the expenses of the Funds, certain of which are subject to expense reimbursement arrangements which may be subject to change. See the Funds' Prospectuses. In addition to the expenses listed above, charges for premium tax equivalents may be applicable.

                    These examples reflect the annual $30 Annuity Account Fee as an annual charge of .06% of assets, based upon an anticipated average Annuity Account Value of $50,000.

                    THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION

                    The Variable Account commenced operations on April 10, 1995. The Sub-Accounts commenced operation on various dates thereafter. There follows, for each of the nineteen Variable Account Sub-Accounts available under the Contracts, information regarding the changes in the Accumulation Unit values from date of inception through December 31, 1995 and from January 1, 1996 through December 31, 1996, and the number of Accumulation Units outstanding at December 31, 1996:

                                                                 (IN DOLLARS)                      NUMBER OF
                                                 ---------------------------------------------    ACCUMULATION
                                                  ACCUMULATION     ACCUMULATION    ACCUMULATION      UNITS
                                                 UNIT BEGINNING     UNIT VALUE     UNIT VALUE     OUTSTANDING
                             SUB-ACCOUNT              VALUE         AT 12/31/95    AT 12/31/96      12/31/96
                      -------------------------  ---------------  ---------------  -----------  ----------------
                      Alger American Growth
                       Portfolio                        10.00         12.385784     13.855323          94,174
                      Alger American Leveraged
                       AllCap Portfolio                 10.00         13.895178     15.364036          25,272
                      Alger American MidCap
                       Growth Portfolio                 10.00         13.106537     14.473761          51,632
                      Alger American Small Cap
                       Portfolio                        10.00         13.092181     13.460941          97,173
                      Fidelity VIP Equity-
                       Income Portfolio                 10.00         12.128673     13.679456         133,553
                      Fidelity VIP Money Market
                       Portfolio                        10.00         10.245402     10.658014          10,588
                      Fidelity VIP High Income
                       Portfolio                        10.00                 *     10.802349          26,114
                      Fidelity VIP Overseas
                       Portfolio                        10.00                 *     10.614394          11,164
                      Fidelity VIP II Asset
                       Manager Portfolio                10.00         11.280365     12.758423          39,293
                      Fidelity VIP II
                       Investment Grade Bond
                       Portfolio                        10.00         10.541110     10.734479          15,245
                      MFS Total Return Series           10.00         11.003903     12.420693          52,465
                      MFS Utilities Series              10.00         11.365171     13.292608           7,641
                      MFS World Governments
                       Series                           10.00         10.277969     10.552213           3,787
                      AMT Balanced Portfolio            10.00         10.269633     10.832872          18,307
                      AMT Limited Maturity Bond
                       Portfolio                        10.00         10.547360     10.857343           6,716
                      AMT Partners Portfolio            10.00         12.122020     15.500823          60,560
                      OCC Global Equity
                       Portfolio                        10.00         11.758951     13.347358          35,443
                      OCC Managed Portfolio             10.00         11.143831     13.502565         176,181
                      OCC Small Cap Portfolio           10.00         10.855343     12.718827          17,578
                      * Had not commenced operations as of December 31, 1995

THE COMPANY AND THE VARIABLE ACCOUNT

                    THE COMPANY. The Company is a stock life insurance company incorporated under the laws of Connecticut by special act of the Connecticut General Assembly in 1865. Its Home Office mailing address is Hartford, Connecticut 06152, Telephone
                    (860) 726-6000. It has obtained authorization to do business in fifty states, the District of Columbia and Puerto Rico. The Company issues group and individual life and health insurance policies and annuities. The Company has various wholly-owned subsidiaries which are generally engaged in the insurance business. The Company is a wholly-owned subsidiary of Connecticut General Corporation, Bloomfield, Connecticut. Connecticut General Corporation is wholly-owned by CIGNA Holdings Inc., Philadelphia, Pennsylvania which is in turn wholly-owned by CIGNA Corporation, Philadelphia, Pennsylvania. Connecticut General Corporation is the holding company of various insurance companies, one of which is Connecticut General Life Insurance Company.

                    THE VARIABLE ACCOUNT. The Variable Account was established by the Company as a separate account on January 25, 1994 pursuant to a resolution of its Board of Directors. Under Connecticut insurance law, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contracts described in this Prospectus, to the extent necessary to meet the Company's obligations thereunder. Although that portion of the assets maintained in the Variable Account equal to the reserves and other contract liabilities with respect to the Variable Account will not be charged with any liabilities arising out of any other business conducted by the Company, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

                    The Variable Account is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act") and meets the definition of a separate account under the federal securities laws. Registration with the Commission does not involve supervision of the management or investment practices or policies of the Variable Account or of the Company by the Commission.

                    The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated to the Variable Account will be used to purchase Fund shares as designated by the Owner at their net asset value. Any and all distributions made by the Fund with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, account fees, mortality and expense risk charges, administrative expense charges and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will purchase and redeem Fund shares on an aggregate basis and will be fully invested in Fund shares at all times.

THE FUNDS

                    Each of the nineteen Sub-Accounts of the Variable Account is invested solely in shares of one of the nineteen Funds available as funding vehicles under the Contracts. Each of the Funds is a series of one of six Massachusetts or Delaware business trusts, collectively referred to herein as the "Trusts", each of which is registered as an open-end, diversified management investment company under the 1940 Act.

                    The Trusts and their investment advisers and distributors are:

                        Alger American Fund ("Alger Trust"), managed by Fred Alger Management, Inc., 75 Maiden Lane, New York, NY 10038; and distributed by Fred Alger & Company, Incorporated, 30 Montgomery Street, Jersey City, NJ 07302;


                        Variable Insurance Products Fund ("Fidelity VIP"), and Variable Insurance Products Fund II ("Fidelity VIP II"), managed by Fidelity Management & Research Company and distributed by Fidelity Distribution Corporation, 82 Devonshire Street, Boston, MA 02103;

                        MFS-Registered Trademark- Variable Insurance Trust ("MFS Trust"), managed by Massachusetts Financial Services Company and distributed by MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116;


                        Neuberger & Berman Advisers Management Trust ("AMT Trust"), managed and distributed by Neuberger & Berman Management Incorporated, 605 Third Avenue, 2nd Floor, New York, NY 10158-0006;



                        OCC Accumulation Trust ("OCC Trust") (formerly Quest for Value Accumulation Trust), managed by OpCap Advisors (formerly Quest for Value Advisors), and distributed by OCC Distributors (formerly Quest for Value Distributors),One World Financial Center, New York, NY 10281.


                    Four Funds of ALGER Trust are available under the Contracts:
                        Alger American Growth Portfolio;
                        Alger American Leveraged AllCap Portfolio;
                        Alger American MidCap Growth Portfolio;
                        Alger American Small Capitalization Portfolio.


                    Four Funds of FIDELITY VIP are available under the
                    Contracts:


                        Equity-Income Portfolio ("Fidelity VIP Equity-Income
                    Portfolio");
                        Money Market Portfolio ("Fidelity VIP Money Market
                    Portfolio");
                        High Income Portfolio ("Fidelity VIP High Income
                    Portfolio");
                        Overseas Portfolio ("Fidelity VIP Overseas Portfolio").



                    Two Funds of FIDELITY VIP II are available under the
                    Contracts:


                        Asset Manager Portfolio ("Fidelity VIP II Asset Manager
                    Portfolio");
                        Investment Grade Bond Portfolio ("Fidelity VIP II
                    Investment Grade Bond Portfolio").


                    Three Funds of MFS Trust are available under the Contracts:
                        MFS Total Return Series;
                        MFS Utilities Series;
                        MFS World Governments Series.

                    Three Funds of AMT Trust are available under the Contracts:
                        Balanced Portfolio;
                        Limited Maturity Bond Portfolio;
                        Partners Portfolio.

                    Three Funds of OCC Trust are available under the Contracts:
                        Global Equity Portfolio;
                        Managed Portfolio;
                        Small Cap Portfolio.

                    The investment advisory fees charged the Funds by their advisers are shown in the Fee Table at pages 8 and 9 of this Prospectus.

                    There follows a brief description of the investment objective and program of each Fund. There can be no assurance that any of the stated investment objectives will be achieved.

                    ALGER AMERICAN GROWTH PORTFOLIO (Large Cap Stocks): Seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of $1 billion or greater.

                    ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO (Large Cap Stocks): Seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, with the ability to engage in leveraging (up to one-third of assets) and options and futures transactions.

                    ALGER AMERICAN MIDCAP GROWTH PORTFOLIO (Mid Cap Stocks):
                    Seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies whose total market capitalization lies within the range of companies included in the S & P MidCap 400 Index.



                    ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO (Small Cap Stocks): Seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies whose total market capitalization lies within the range of companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index.



                    FIDELITY VIP II ASSET MANAGER PORTFOLIO (Balanced or Total Return): Seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.



                    FIDELITY VIP II INVESTMENT GRADE BOND PORTFOLIO (Fixed Income -- Intermediate Term Bonds): Seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities.



                    FIDELITY VIP EQUITY-INCOME PORTFOLIO (Large Cap Stocks):
                    Seeks reasonable income by investing primarily in income-producing equity securities, with some potential for capital appreciation, seeking a yield that exceeds the composite yield on the securities comprising the Standard and Poor's Composite Index of 500 Stocks.



                    FIDELITY VIP MONEY MARKET PORTFOLIO (Money Market): Seeks as high a level of current income as is consistent with preserving capital and providing liquidity, through investment in high quality U.S. dollar denominated money market securities of domestic and foreign issuers.



                    FIDELITY VIP HIGH INCOME PORTFOLIO (High Yield Bonds): Seeks high current income by investing mainly in high yielding debt securities, with an emphasis on lower quality securities.



                    FIDELITY VIP OVERSEAS PORTFOLIO (International Equity):
                    Seeks long term growth of capital by investing mainly in foreign securities.


                    MFS TOTAL RETURN SERIES (Balanced or Total Return): Seeks primarily to obtain above-average income, (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

                    MFS UTILITIES SERIES (Specialty): Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities), by investing, under normal circumstances, at least 65% of its assets in equity and debt securities of utility companies.

                    MFS WORLD GOVERNMENTS SERIES (International Fixed Income):
                    Seeks not only preservation, but also growth, of capital together with moderate current income through a professionally managed, internationally diversified portfolio consisting primarily of debt securities and to a lesser extent equity securities.


                    NEUBERGER & BERMAN AMT BALANCED PORTFOLIO (Balanced or Total Return): Seeks long-term capital growth and reasonable current income without undue risk to principal.



                    NEUBERGER & BERMAN AMT LIMITED MATURITY BOND PORTFOLIO (Short to Intermediate Term Bonds): Seeks the highest current income consistent with low risk to principal and liquidity; and secondarily, total return.



                    NEUBERGER & BERMAN AMT PARTNERS PORTFOLIO (Large Cap Stocks): Seeks capital growth. Invests primarily in common stocks of medium to large capitalization established companies, using the value-oriented investment approach. The Portfolio seeks capital growth through an investment approach that is designed to increase capital with reasonable risk. The portfolio manager seeks securities believed to be undervalued based on strong fundamentals such as low price-to-earnings ratios, consistent cash flow, and support from asset values.


                    OCC GLOBAL EQUITY PORTFOLIO (International Stocks): Seeks long-term capital appreciation through a global investment strategy primarily involving equity securities.

                    OCC MANAGED PORTFOLIO (Balanced or Total Return): Seeks growth of capital over time through investment in a portfolio of common stocks, bonds and cash equivalents, the percentage of which will vary based on management's assessments of relative investment values.

                    OCC SMALL CAP PORTFOLIO (Small Cap Stocks): Seeks capital appreciation through investments in a diversified portfolio of equity securities of companies with market capitalizations of under $1 billion.


                    The Neuberger & Berman AMT Partners Portfolio, Neuberger & Berman AMT Limited Maturity Bond Porfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP II Asset Manager Portfolio, Fidelity VIP High Income Portfolio, Fidelity VIP Overseas Portfolio, MFS Total Return Series, MFS Utilities Series, MFS World Governments Series, OCC Global Equity Portfolio, OCC Managed Portfolio, and the OCC Small Cap Portfolio funds may invest in non-investment grade, high yield, high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual Fund prospectuses.


                    GENERAL

                    There is no assurance that the investment objective of any of the Funds will be met. Owners bear the complete investment risk for Annuity Account Values allocated to a Variable Account Sub-Account. Each such Sub-Account involves inherent investment risk, and such risk varies significantly among the Sub-Accounts. Owners should read each Fund's prospectus carefully and understand the Funds' relative degrees of risk before making or changing investment choices. Additional Funds may, from time to time, be made available as investments to underlie the Contracts. However, the right to make such selections will be limited by the terms and conditions imposed on such transactions by the Company (See "Premium Payments and Contract Value -- Allocation of Premium Payments").

                    SUBSTITUTION OF SECURITIES

                    If the shares of any Fund should no longer be available for investment by the Variable Account or if, in the judgment of the Company, further investment in such shares should become inappropriate in view of the purpose of the Contracts, the Company may substitute shares of another Fund. No substitution of securities in any Sub-Account may take place without prior approval of the Commission and under such requirements as it may impose.

                    VOTING RIGHTS

                    In accordance with its view of present applicable law, the Company will vote the shares of each Fund held in the Variable Account at special meetings of the shareholders of the particular Trust in accordance with written instructions received from persons having the voting interest in the Variable Account. The Company will vote shares for which it has not received instructions, as well as shares attributable to it, in the same proportion as it votes shares for which it has received instructions. The Trusts do not hold regular meetings of shareholders. Shareholder votes take place whenever state law or the

                    1940 Act so require, for example on certain elections of Boards of Trustees, the initial approval of investment advisory contracts and changes in investment objectives and fundamental investment policies.

                    The number of shares which a person has a right to vote will be determined as of a date to be chosen by the Company not more than sixty (60) days prior to the meeting of the particular Trust. Voting instructions will be solicited by written communication at least fourteen (14) days prior to the meeting.

                    The Funds' shares are issued and redeemed only in connection with variable annuity contracts and variable life insurance policies issued through separate accounts of the Company and other life insurance companies. The Trusts do not foresee any disadvantage to Owners arising out of the fact that shares may be made available to separate accounts which are used in connection with both variable annuity and variable life insurance products. Nevertheless, the Trusts' Boards intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force a Fund to sell portfolio securities at disadvantageous prices.

PREMIUM PAYMENTS AND CONTRACT VALUE

                    PREMIUM PAYMENTS

                    The Contracts may be purchased under a flexible premium payment plan. Premium Payments are payable in the frequency and in the amount selected by the Owner. The initial Premium Payment is due on the Effective Date. It must be at least $2,000. Subsequent Premium Payments must be at least $100. These minimum amounts are not waived for Qualified Plans. The Company reserves the right to decline any application or order to purchase or Premium Payment. A Premium Payment in excess of $1 million requires preapproval by the Company.

                    The Company may, at its sole discretion, offer special premium payment programs and/ or waive the minimum payment requirements.

                    The Owner may elect to increase, decrease or change the frequency of Premium Payments.

                    ALLOCATION OF PREMIUM PAYMENTS

                    Premium Payments are allocated to one or more of the appropriate Sub-Accounts within the Variable Account and Fixed Account as selected by the Owner. For each Variable Account Sub-Account, the Premium Payments are converted into Accumulation Units. The number of Accumulation Units credited to the Contract is determined by dividing the Premium Payment allocated to the Sub-Account by the value of the Accumulation Unit for the Sub-Account.

                    The Company will allocate the initial Premium Payment directly to the Sub-Account(s) selected by the Owner unless state law requires, during the right-to-examine period, a refund of Premium Payments rather than Annuity Account Value.

                    Transfers do not necessarily affect the allocation instructions for payments. Subsequent payments will be allocated as directed by the Owner; if no direction is given, the allocation will be that which has been most recently directed for payments by the Owner. The Owner may change the allocation of future payments without fee, penalty or other charge upon written notice to the Annuity & Variable Life Services Center. A change will be effective for payments received on or after receipt of the written notice of change.

                    Any Premium Payment at the time of any allocation may be allocated to a single or multiple sub-accounts in whole precentages (e.g., 12%). No allocation can be made which would result in a Variable Account Sub-Account of less than $50 or a Fixed Account Sub-Account value of less than $2,000. Further, at this time, no more than 18 Fixed Account and Variable Account Sub-Accounts may be opened during the life of the Contract. The Company may expand this number at a future date.

                    The Company may, at its sole discretion, waive minimum premium allocation requirements or minimum Variable Account Sub-Account requirements.

                    For initial Premium Payments, if the application or order to purchase for a Contract is in good order, the Company will apply the Premium Payment to the Variable Account and credit the Contract with Accumulation Units within two business days of receipt at the Accumulation Unit Value for the Valuation Period during which the Premium Payment is accepted unless state law requires, during the right-to-examine period, a refund of Premium Payments rather than Annuity Account Value.

                    If the application or order to purchase for a Contract is not in good order, the Company will attempt to get it in good order or the Company will return the application or order to purchase and the Premium Payment within five business days. The Company will not retain a Premium Payment for more than five business days while processing an incomplete application or order to purchase unless it has been so authorized by the purchaser.

                    For each subsequent Premium Payment, the Company will apply such payment to the Variable Account and credit the Contract with Accumulation Units at the Accumulation Unit Value for the Valuation Period during which each such payment was received in good order.

                    OPTIONAL VARIABLE ACCOUNT SUB-ACCOUNT ALLOCATION PROGRAMS

                    The Contract Owner may elect to enroll in either of the following programs. However, both programs cannot be in effect at the same time.

                    DOLLAR COST AVERAGING

                    Dollar Cost Averaging is a program which, if elected by the Contract Owner, systematically allocates specified dollar amounts from the Money Market Sub-Account or the One-Year Fixed Account Sub-Account to one or more of the Contract's Variable Account Sub-Accounts at regular intervals as selected by the Contract Owner. By allocating on a regularly scheduled basis as opposed to allocating the total amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations.

                    Dollar Cost Averaging may be selected by establishing a Money Market Sub-Account of at least $1,000 or the One-Year Fixed Account Sub-Account value of at least $2,000. The minimum amount per month to allocate is $50 (subject to the 18 Sub-Account limitation described under "Allocation of Premium Payments" above). Enrollment in this program may occur at any time by calling or writing the Annuity & Variable Life Services Center or by providing the information requested on the Dollar Cost Averaging election form to the Company and ensuring that sufficient value is in the Money Market Sub-Account or the One-year Fixed Account Sub-Account. Transfers to any Fixed Account Sub-Account or from a Fixed Account Sub-Account other than the One-Year Fixed Account Sub-Account are not permitted under Dollar Cost Averaging. The Company may, at its sole discretion, waive Dollar Cost Averaging minimum deposit and transfer requirements.

                    Dollar Cost Averaging will terminate when any of the following occurs: (1) the number of designated transfers has been completed; (2) the value of the Money Market

                    Sub-Account or the One-Year Fixed Sub-Account is insufficient to complete the next transfer; (3) the Owner requests termination by telephone or in writing and such request is received at least one week prior to the next scheduled transfer date to take effect that month; or (4) the Contract is surrendered.


                    The Dollar Cost Averaging program is not available following the Annuity Date. There is no current charge for Dollar Cost Averaging but the Company reserves the right to charge for this program.

                    AUTOMATIC REBALANCING

                    Automatic Rebalancing is an option which, if elected by the Contract Owner, periodically restores to a pre-determined level the percentage of Contract Value allocated to each Variable Account Sub-Account (e.g. 20% Money Market, 50% Growth, 30% Utilities). This pre-determined level will be the allocation initially selected when the Contract was purchased, unless subsequently changed. The Automatic Rebalancing allocation may be changed at any time by submitting a request to the Company.

                    If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Variable Account Sub-Accounts must be subject to Automatic Rebalancing. The Fixed Account Sub-Account is not available for Automatic Rebalancing.

                    Automatic Rebalancing may take place on either a quarterly, semi-annual or annual basis, as selected by the Owner. Once the rebalancing option is activated, any Variable Account Sub-Account transfers executed outside of the rebalancing option will terminate the Automatic Rebalancing option. Any subsequent premium payment or withdrawal that modifies the net account balance within each Variable Account Sub-Account may also cause termination of the Automatic Rebalancing option. Any such termination will be confirmed to the Owner. The Owner may terminate the Automatic Rebalancing option or re-enroll at any time by calling or writing the Annuity & Variable Life Services Center.

                    The Automatic Rebalancing program is not available following the Annuity Date. There is no current charge for Automatic Rebalancing but the Company reserves the right to charge for this program.

                    CONTRACT VALUE

                    The value of the Contract is the sum of the values attributable to the Contract for each Fixed and Variable Sub-Account. The value of each Variable Sub-Account is determined by multiplying the number of Accumulation Units attributable to the Contract in the Sub-Account by the value of an Accumulation Unit for the Sub-Account.

                    ACCUMULATION UNIT

                    Premium Payments allocated to the Variable Account are converted into Accumulation Units. This is done by dividing each Premium Payment by the value of an Accumulation Unit for the Valuation Period during which the Premium Payment is allocated to the Variable Account. The Accumulation Unit value for each Sub-Account was or will be set initially at $10. It may increase or decrease from Valuation Period to Valuation Period. The Accumulation Unit value for any later Valuation Period is determined by multiplying the Accumulation Unit Value for that Sub-Account for the preceding Valuation Period by the Net Investment Factor for the current Valuation Period. The Net Investment Factor is calculated as follows:

                    The Net Investment Factor for any Variable Account Sub-Account for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result, where:
                    (a) is the net result of:
                       (1)the net asset value (as described in the prospectus
                          for the Fund) of a Fund share held in the Variable Account Sub-Account determined as of the end of the Valuation Period, plus
                       (2)the per share amount of any dividend or other
                          distribution declared by the Fund on the shares held in the Variable Account Sub-Account if the "ex-dividend" date occurs during the Valuation Period, plus or minus
                       (3)a per share credit or charge with respect to any taxes
                          paid or reserved for by the Company during the Valuation Period which are determined by the Company to be attributable to the operation of the Variable Account Sub-Account;
                    (b) is the net asset value of a Fund share held in the
                        Variable Account Sub-Account determined as of the end of the preceding Valuation Period; and
                    (c) is the asset charge factor determined by the Company for the Valuation Period to reflect the charges for assuming the mortality and expense risks and for administrative expenses.

                    The asset charge factor for any Valuation Period is equal to the daily asset charge factor multiplied by the number of 24-hour periods in the Valuation Period.

CHARGES AND DEDUCTIONS

                    Various charges and deductions are made from Annuity Account Values and the Variable Account. These charges and deductions are:

                    CONTINGENT DEFERRED SALES CHARGE (SALES LOAD)

                    Upon a partial withdrawal or full surrender, a Contingent Deferred Sales Charge (sales load) will be calculated and will be deducted from the Annuity Account Value. This Charge reimburses the Company for expenses incurred in connection with the promotion, sale and distribution of the Contracts. The Contingent Deferred Sales Charge applies only to those Premium Payments received within seven (7) years of the date of partial withdrawal or full surrender. In calculating the Contingent Deferred Sales Charge, Premium Payments are allocated to the amount surrendered or withdrawn on a first-in, first-out basis. The amount of the Contingent Deferred Sales Charge is calculated by: (a) allocating Premium Payments to the amount withdrawn or surrendered; (b) multiplying each allocated Premium Payment that has been held under the Contract for the period shown below by the charge shown below:

                               YEARS SINCE
                                 PAYMENT      CHARGE
                              --------------  ------
                                   0-1            7%
                                   1-2            6%
                                   2-3            5%
                                   3-4            4%
                                   4-5            3%
                                   5-6            2%
                                   6-7            1%
                                    7+            0

                    and (c) adding the products of each multiplication in (b) above. The charge will not exceed 7% of the Premium Payments. Any applicable negative Market Value Adjustment and Account Fee will be deducted before application of the Contingent Deferred Sales Charge. The charge is not imposed on any death benefit paid or upon amounts applied to an annuity option.

                    An Owner may, during each Contract Year, withdraw up to fifteen percent (15%) of Premium Payments, or any remaining portion thereof, without incurring a Contingent Deferred Sales Charge. The earliest Premium Payments remaining in the Contract will be deemed withdrawn first under this Fifteen Percent Free provision. No Contingent Deferred Sales Charge will be deducted on withdrawals from Premium Payments which have been held under the Contract for more than seven (7) Contract Years or from annuity payments. The Company may also eliminate or reduce the Contingent Deferred Sales Charge under the Company procedures then in effect.

                    For a partial withdrawal, unless the Owner designates otherwise, the Contingent Deferred Sales Charge will be deducted proportionately from the Sub-Account(s) from which the withdrawal is to be made by cancelling Accumulation Units from each applicable Sub-Account in the ratio that the value of each Sub-Account bears to the total of the values of the Sub-Accounts from which the partial withdrawal is made. If the value(s) of such Sub-Account(s) are insufficient, the amount payable on the withdrawal will be net of any remaining Contingent Deferred Sales Charges unless the Owner and the Company agree otherwise.


                    Commissions of up to 7.00% will be paid to broker-dealers who sell the Contracts, and the Company will incur other promotional or distribution expenses associated with the marketing of the Contracts. To the extent that the Contingent Deferred Sales Charge is insufficient to cover the actual cost of distribution, the Company may use any of its corporate assets, including potential profit which may arise from the Mortality and Expense Risk Charge, to make up any difference.


                    MORTALITY AND EXPENSE RISK CHARGE

                    The Company deducts on each Valuation Date a Mortality and Expense Risk Charge which is equal, on an annual basis, to 1.25%* of the average daily net assets of the Variable Account (consisting of approximately .75% for mortality risks and approximately .50% for expense risks). The mortality risks assumed by the Company arise from its contractual obligation to make annuity payments after the Annuity Date for the life of the Annuitant in accordance with annuity rates guaranteed in the Contracts. The expense risk assumed by the Company is that all actual expenses involved in administering the Contracts, including Contract maintenance costs, administrative costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, and the costs of other services may exceed the amount recovered from the Account Fee and the Administrative Expense Charge.

                    If the Mortality and Expense Risk Charge is insufficient to cover the actual costs, the loss will be borne by the Company. Conversely, if the amount deducted proves more than sufficient, the excess will be a profit to the Company. The Company expects to profit from this charge.

                    The Mortality and Expense Risk Charge is guaranteed by the Company and cannot be increased.

                    * For New York Contracts issued before May 1, 1996, see Appendix I.

                    ADMINISTRATIVE EXPENSE CHARGE

                    The Company deducts on each Valuation Date an Administrative Expense Charge which is equal, on an annual basis, to 0.15%* of the average daily net assets of the Variable

                    Account. This charge is to reimburse the Company for a portion of its expenses in administering the Contracts. This charge is guaranteed by the Company and cannot be increased, and the Company will not derive a profit from this charge.

                    * For New York Contracts issued before May 1, 1996, see Appendix I.

                    ACCOUNT FEE

                    The Company deducts an annual Account Fee of $30 from the Annuity Account Value on the last Valuation Date of each Contract Year. This charge, like the Administrative Expense Charge, is to reimburse the Company for a portion of its administrative expenses (see above). Prior to the Annuity Date, this charge is deducted by cancelling Accumulation Units from each applicable Sub-Account in the ratio that the value of each Sub-Account bears to the total Annuity Account Value. When the Contract is annuitized or surrendered for its full Surrender Value on other than a Contract Anniversary, the Account Fee will be prorated at the time of surrender or annuitization. On and after the Annuity Date, the Account Fee will be collected proportionately from the Sub-Account(s) on which the Variable Annuity payment is based, prorated on a monthly basis and will result in a reduction of the annuity payments. The Account Fee will be waived for any Contract Year in which the Annuity Account Value equals or exceeds $100,000 as of the last Valuation Date of the Contract Year.

                    PREMIUM TAX EQUIVALENTS

                    Premium tax equivalents or other taxes payable to a state, municipality or other governmental entity will be charged against Annuity Account Value. No premium taxes are currently imposed by the State of New York on the Contracts offered hereby. Some states assess premium taxes at the time Premium Payments are made; others assess premium taxes at the time annuity payments begin. The Company will, in its sole discretion, determine when taxes have resulted from: the investment experience of the Variable Account; receipt by the Company of the Premium Payment(s); or commencement of annuity payments. The Company may, at its sole discretion, pay taxes when due and deduct an equivalent amount reflecting investment experience from the Annuity Account Value at a later date. Payment at an earlier date does not waive any right the Company may have to deduct amounts at a later date.

                    INCOME TAXES

                    While the Company is not currently maintaining a provision for federal income taxes, the Company has reserved the right to establish a provision for income taxes if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Variable Account. The Company will deduct for any income taxes incurred by it as a result of the operation of the Variable Account whether or not there was a provision for taxes and whether or not it was sufficient.

                    FUND EXPENSES

                    There are other deductions from, and expenses paid out of, the assets of the Funds which are described in the accompanying Funds' prospectuses.

                    TRANSFER FEE

                    Prior to the Annuity Date, a Owner may transfer all or a part of the Annuity Account Value in a Sub-Account to another Sub-Account without the imposition of any transfer fee or charge if there have been no more than twelve transfers made in the Contract Year. For additional transfers, the Company reserves the right to deduct a transfer fee of up to $10 per transfer. Prescheduled automatic Dollar Cost Averaging or Automatic Rebalancing transfers are not counted toward the twelve transfer limit. The Company reserves the right to charge a fee of up to $10 for each transfer after the Annuity Date. The transfer fee at any given time is guaranteed not to exceed $10, will not be set at a level greater than its cost and will contain no element of profit.

OTHER CONTRACT FEATURES

                    OWNERSHIP

                    The Owner has all rights and may receive all benefits under the Contract. The Owner may change the Owner at any time. If the Owner dies, a death benefit will be paid to the Beneficiary upon proof of the Owner's death. If the Owner is a corporation, partnership or other non-natural person, the death benefit is paid upon receipt of due proof of the Annuitant's death. A change of Owner will automatically revoke any prior designation of Owner. A request for change must be: (1) made in writing; and (2) received by the Company at its Annuity & Variable Life Services Center. The change will become effective as of the date the written request is signed. A new designation of Owner will not apply to any payment made or action taken by the Company prior to the time it was received.

                    For non-qualified contracts, in accordance with Code Section 72(u), a deferred annuity contract held by a corporation or other entity that is not a natural person is not treated as an annuity contract for tax purposes. Income on the contract is treated as ordinary income received by the owner during the taxable year. But in accordance with Code Section 72(u), an annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

                    ASSIGNMENT

                    The Owner may assign the Contract at any time during his or her lifetime. Unless provided otherwise, an assignment will not affect the interest of any previously indicated Beneficiary. The Company will not be bound by any assignment until written notice is received by the Company at its Variable Products Service Center. The Company is not responsible for the validity of any assignment. The Company will not be liable as to any payment or other settlement made by the Company before such assignment has been recorded at the Company's Annuity & Variable Life Services Center.

                    If the Contract is issued pursuant to a Qualified Plan, it may not be assigned, pledged or otherwise transferred except as may be allowed under applicable law.

                    BENEFICIARY

                    The Beneficiary is named when the Contract is applied for and, unless changed, is entitled to receive any death benefits to be paid. Prior to the Annuity Date, death benefits are paid to the Beneficiary on the death of the Owner.

                    CHANGE OF BENEFICIARY

                    The Owner may change a Beneficiary by filing a written request with the Company at its Annuity & Variable Life Services Center unless an irrevocable Beneficiary designation was previously filed. After the change is recorded, it will take effect as of the date the request was signed. If the request reaches the Annuity & Variable Life Services Center after the Annuitant or Owner, as applicable, dies but before any payment is made, the change will be valid. The Company will not be liable for any payment made or action taken before it records the change.

                    ANNUITANT

                    The Annuitant must be a natural person. The maximum age of the Annuitant on the Effective Date is 85 years old. The Annuitant may be changed at any time prior to the Annuity Date. Joint Annuitants are allowed at the time of annuitization only, if the Company chooses to make a joint and survivor annuity payment option available in addition to the options provided in the Contract. The Annuitant has no rights or privileges prior to the Annuity Date. When an Annuity Option is elected, the amount payable as of the Annuity Date is based on the age and gender classification (in accordance with state law) of the Annuitant, as well as the Option selected and the Annuity Account Value.

                    TRANSFER OF CONTRACT VALUES BETWEEN SUB-ACCOUNTS

                    Prior to the Annuity Date, the Owner may transfer all or part of the Annuity Account Value in a Sub-Account to another Sub-Account without the imposition of any fee or charge if there have been no more than twelve transfers made in the Contract Year. For additional transfers, the Company reserves the right to deduct a transfer fee of up to $10 (See "Charges and Deductions -- Transfer Fee"). This Contract is not designed for professional market timing organizations or other entities using programmed and frequent transfers.

                    After the Annuity Date, provided a variable annuity option was selected, the Owner may make up to three transfers between Variable Sub-Accounts in any Contract Year.

                    All transfers are subject to the following:

                    a. The deduction of any transfer fee that may be imposed.
                       The transfer fee will be deducted from the amount which
                    is transferred if the entire amount in the Sub-Account is being transferred, otherwise from the Sub-Account from which the transfer is made.

                    b. The minimum amount which may be transferred is the lesser of (i) $2,000 per Fixed Account Sub-Account or $50 per
                    Variable Account Sub-Account. (The Company, at its sole discretion may waive these minimum requirements); or (ii) the Owner's entire interest in the Sub-Account.

                    c. No partial transfer will be made if the Owner's remaining
                       Contract Value in the Sub-Account will be less than $50.

                    d. Transfers will be effected during the Valuation Period
                       next following receipt by the Company of a written
                    transfer request (or by telephone, if authorized) containing all required information. However, no transfer may be made effective within seven calendar days of the date on which the first annuity payment is due. Transfers are not permitted during the right-to-examine period.

                    e. Any transfer request must clearly specify the amount
                       which is to be transferred and the Sub-Accounts which are
                    to be affected.

                    f. Transfers of all or a portion of any Fixed Account
                       Sub-Account values (other than transfers pursuant to the
                    Dollar Cost Averaging program) are subject to any applicable Market Value Adjustment;

                    g. The Company reserves the right to defer transfers from
                       any Fixed Account Sub-Account for up to six months after
                    date of receipt of the transfer request;

                    h. Transfers involving the Variable Account Sub-Accounts are subject to such restrictions as may be imposed by the
                    Funds;

                    i. The Company reserves the right at any time and without
                       prior notice to any party to terminate, suspend or modify
                    the transfer privileges described above.

                    j. After the Annuity Date, transfers may not take place
                       between a Fixed Annuity Option and a Variable Annuity
                    Option.

                    k. The Company reserves the right to reject any premium
                       allocation or transfer which would cause the Fixed
                    Account Sub-Account values in aggregate to exceed then
                    current Company limits.

                    Transfers between Sub-Accounts may be made by calling or writing the Annuity & Variable Life Services Center. Transfer requests must be received prior to 4:00 pm Eastern Time in order to be effective that day.

                    Transfers between any Sub-Accounts may be suspended or postponed during any period in which the New York Stock Exchange is closed or has suspended trading.

                    PROCEDURES FOR TELEPHONE TRANSFERS

                    Owners may effect telephone transfers by calling the Annuity & Variable Life Services Center.

                    The Company will take the following procedures to confirm that instructions communicated by telephone are genuine. Before a service representative accepts any request, the caller will be asked for specific information to validate the request. All calls will be recorded. All transactions performed will be confirmed by the Company in writing. The Company is not liable for any loss, cost or expense for acting on telephone instructions which are believed to be genuine in accordance with these procedures.

                    SURRENDERS AND PARTIAL WITHDRAWALS

                    While the Contract is in force and before the Annuity Date, the Company will, upon written request to the Company by the Owner, allow the surrender or partial withdrawal of all or a portion of the Contract for its Surrender Value. Such request may also be made by telephone if telephone transfers have been previously authorized in writing. Surrenders or partial withdrawals will result in the cancellation of Accumulation Units from each applicable Sub-Account in the ratio that the value of each Sub-Account bears to the total Annuity Account Value, unless the Owner specifies in writing in advance which units are to be cancelled. The Company will pay the amount of any surrender or partial withdrawal within seven (7) days of receipt of a valid request, unless the "Delay of Payments" provision is in effect (See "Delay of Payments and Transfers").

                    Certain tax withdrawal penalties and restrictions may apply to surrenders and partial withdrawals from Contracts (See "Tax Status"). Owners should consult their own tax counsel or other tax adviser regarding any surrenders and partial withdrawals.

                    The Surrender Value is the Annuity Account Value for the Valuation Period next following the Valuation Period during which the written request to the Company for surrender is received, reduced, in the case of full surrender, by the sum of:

                    a. any applicable premium tax equivalents not previously
                       deducted;

                    b. any applicable Account Fee;

                    c. any applicable Contingent Deferred Sales Charge; and

                    in the case of partial withdrawals, by the sum: of a and c above.

                    DELAY OF PAYMENTS AND TRANSFERS

                    The Company reserves the right to suspend or postpone payments or transfers for any period when:

                    1. the New York Stock Exchange is closed (other than
                       customary weekend and holiday closings);

                    2. trading on the New York Stock Exchange is restricted;

                    3. an emergency exists as a result of which disposal of
                       securities held in the Variable Account is not reasonably
                    practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets; or

                    4. during any other period when the Commission, by order, so permits for the protection of Owners.

                    The applicable rules and regulations of the Commission will govern as to whether the conditions described in 2. and 3. exist.

                    The Company reserves the right to defer the payment or transfer of amounts withdrawn from any Fixed Account Sub-Account for a period not to exceed six months from the date written request for such withdrawal or transfer is received by the Company. If payment or transfer is deferred beyond thirty (30) days, the Company will pay interest of not less than 3% per year on amounts so deferred.

                    In addition, payment of the amount of any withdrawal derived, all or in part, from any Premium Payment paid to the Company by check or draft may be postponed until the Company determines the check or draft has been honored.

                    DEATH OF THE OWNER BEFORE THE ANNUITY DATE

                    In the event of death of the Owner (or the Annuitant, if the Owner is a non-natural person) prior to the Annuity Date, a death benefit is payable to the Beneficiary designated by the Owner. The value of the death benefit will be determined as of the Valuation Period next following the date both due proof of death (a certified copy of the Death Certificate) and a payment election are received by the Company. The value of the death benefit is determined as of the effective date of the death benefit election (see "Election and Effective Date of Election") and is equal to the greatest of
                    (a) Premium Payments made, less partial withdrawals; (b) the Annuity Account Value or (c) the Purchasers' Annuity Account Value on the Seven Year Anniversary immediately preceding the date that the death benefit election is effective or is deemed to become effective, adjusted for any subsequent Premium Payments and partial withdrawals and charges. If the death benefit is payable after the Owner's (or Annuitant's) 85th birthday, the amount payable will be the greater of (a) or (b) above. The Beneficiary may, at any time before the end of the sixty (60) day period immediately following receipt of due proof of death by the Company, elect the death benefit to be paid as follows:

                    1. the payment of the entire death benefit within five years of the date of the death of the Owner or Annuitant,
                    whichever is applicable; or

                    2. payment over the lifetime of the designated Beneficiary or over a period not extending beyond the life expectancy
                    of the Beneficiary, with distribution beginning within one year of the date of death of the Owner or Annuitant, whichever is applicable (see "Annuity Provisions -- Annuity Options"); or

                    3. payment in accordance with one of the settlement options under the Contract (see "Annuity Provisions -- Annuity
                    Options"); or

                    4. if the designated Beneficiary is the Owner's spouse,
                       he/she can continue the Contract in his/her own name.

                    Payment amounts may vary with their frequency and duration (see "Annuity Provisions -- Annuity Options"). To the extent that the Beneficiary elects a variable payment option, the Beneficiary will bear the investment risk associated with the performance of the underlying Fund(s) in which the relevant Variable Sub Account invest(s).

                    If no payment option is elected, a single sum settlement will be made by the Company within seven (7) days of the end of the sixty (60) day period following receipt of due proof of death of the Owner or Annuitant as applicable.

                    If the Owner is a non-natural person, then for purposes of the death benefit, the Annuitant shall be treated as the Owner.

                    DEATH OF THE ANNUITANT BEFORE THE ANNUITY DATE

                    If the Annuitant dies prior to the Annuity Date and the Annuitant is different from the Owner, the Owner, if a natural person, may designate a new Annuitant. Unless and until one is designated, the Owner will be the Annuitant. If the Owner is not a natural person, then the death benefit, valued as described in "Death of the Owner before the Annuity Date", is paid on due proof of the Annuitant's death.

                    DEATH OF THE ANNUITANT AFTER THE ANNUITY DATE

                    If the Annuitant dies after the Annuity Date, the death benefit, if any, will be as specified in the Annuity Option elected. The Company will require due proof of the Annuitant's death. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the Annuitant's death.

                    CHANGE IN OPERATION OF VARIABLE ACCOUNT

                    At the Company's election and if deemed in the best interests of persons having voting rights under the Contracts, the Variable Account may be operated as a management company under the 1940 Act or any other form permitted by law; de-registered under the 1940 Act in the event registration is no longer required (deregistration of the Variable Account requires an order by the Commission); or combined with one or more other separate accounts. To the extent permitted by applicable law, the Company also may transfer the assets of the Variable Account associated with the Contracts to another account or accounts. In the event of any change in the operation of the Variable Account pursuant to this provision, the Company may make appropriate endorsement to the Contracts to reflect the change and take such other action as may be necessary and appropriate to effect the change.

                    MODIFICATION

                    Upon notice to the Owner (or the Payee(s) during the Annuity Period), the Contracts may be modified by the Company if such modification: (i) is necessary to make the Contracts or the Variable Account comply with, or take advantage of, any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; or (ii) is necessary to attempt to assure continued qualification of the Contracts under the Code or other federal or state laws relating to retirement annuities or annuity contracts; or
                    (iii) is necessary to reflect a change in the operation of the Variable Account or its Sub-Account(s) (See "Change in Operation of Variable Account"); or (iv) provides additional Variable Account and/or fixed accumulation options. In the event of any such modification, the Company may make appropriate endorsement to the Contracts to reflect such modification.

                    In addition, upon notice to the Owner, the Contracts may be modified by the Company to change the withdrawal charges, Account Fees, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly fixed annuity payment, and the formula used to calculate the Market Value Adjustment, provided that such modification shall apply only to Contracts established after the effective date of such modification. In order to exercise its modification rights in these particular instances, the Company must notify the Owner of such modification in writing. All of the charges and the annuity tables which are provided in the Contracts prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Contracts established prior to the effective date of such modification.

                    DISCONTINUANCE

                    The Company reserves the right to limit or discontinue the offer and issuance of new Contracts. Such limitation or discontinuance shall have no effect on rights or benefits with respect to any Contracts issued prior to the effective date of such limitation or discontinuance.

ANNUITY PROVISIONS

                    ANNUITY DATE; CHANGE IN ANNUITY DATE AND ANNUITY OPTION

                    The Owner selects an Annuity Date at the time of application or order to purchase. The Owner may, upon at least forty-five (45) days prior written notice to the Company, at any time prior to the Annuity Date, change the Annuity Date. The Annuity Date must always be the first day of a calendar month. The Annuity Date may not be later than the month following the Annuitant's 85th birthday.

                    The Owner may, upon at least forty-five (45) days prior written notice to the Company, at any time prior to the Annuity Date, select and/or change the Annuity Option.

                    ANNUITY OPTIONS

                    Instead of having the proceeds paid in one sum, the Owner may select one of the Annuity Options. These may be on a fixed or variable basis, or a combination thereof. The Annuity Option must be selected at least 30 days prior to the Annuity Date. The Company may, at the time of election of an Annuity Option, offer more favorable rates in lieu of those guaranteed. The Company also may make available other settlement options. The Company uses sex distinct or unisex annuity rate tables when determining appropriate annuity payments.

                    FIXED OPTIONS

                    Under a fixed option, once the selection has been made and payments have begun, the amount of the payments will not vary. The fixed options currently available are:

                    FIRST OPTION -- LIFE ANNUITY. The Company will make equal monthly payments during the life of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant. Under this option, it is possible only one monthly annuity payment would be made, if the Annuitant died before the second monthly annuity payment was due.

                    SECOND OPTION -- LIFE ANNUITY WITH CERTAIN PERIOD. The Company will make equal monthly payments during the life of the Annuitant, but at least for the minimum period shown in the annuity tables contained in the Contract. The amount of each monthly payment per $1,000 of proceeds is based on the age and gender classification (in accordance with state law) of the Annuitant when the first payment is made and on the minimum period chosen.

                    THIRD OPTION -- LIFE ANNUITY WITH CASH REFUND. The Company will make equal monthly payments during the life of the Annuitant. Upon the death of the Annuitant, after payments have started, the Company will pay in one sum any excess of the amount of the proceeds applied under this Option over the total of all payments made under this Option. The amount of each monthly payment per $1,000 of proceeds is based on the age and gender (in accordance with state law) of the Annuitant when the first payment is made.

                    FOURTH OPTION -- ANNUITY CERTAIN. The Company will make equal monthly payments for a number of years selected, not less than five or more than thirty years.

                    VARIABLE OPTIONS

                    The actual dollar amount of variable annuity payments is dependent upon (i) the Annuity Account Value at the time of annuitization, (ii) the annuity table specified in the Contract, (iii) the Annuity Option selected, and (iv) the investment performance of the Sub-Account selected. Each annuity payment will be less if payments are to be made more frequently or for longer periods of time.

                    The dollar amount of the first monthly variable annuity payment is determined by applying the available value (after deduction of any premium tax equivalents not previously deducted) to the table using the age and gender (in accordance with state law) of the Annuitant. The number of Annuity Units is then determined by dividing this dollar amount by the then current Annuity Unit value. Thereafter, the number of Annuity Units remains unchanged during the period of annuity payments. This determination is made separately for each Sub-Account of the Variable Account. The number of Annuity Units is determined for each Sub-Account and is based upon the available value in each Sub-Account as of the date annuity payments are to begin.

                    The dollar amount determined for each Sub-Account will then be aggregated for purposes of making payments.

                    The dollar amount of the second and later variable annuity payments is equal to the number of Annuity Units determined for each Sub-Account times the Annuity Unit value for that Sub-Account as of the due date of the payment. This amount may increase or decrease from month to month.

                    The annuity tables contained in the Contract are based on a three percent (3%) assumed net investment rate. If the actual net investment rate exceeds three percent (3%), payments will increase. Conversely, if the actual rate is less than three percent (3%), annuity payments will decrease.

                    The Annuitant receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Sub-Account selected and the amount of each annuity payment will vary accordingly.

                    The Annuity Unit Value for a Sub-Account is determined by multiplying the Annuity Unit Value for that Sub-Account for the preceding Valuation Period by the Net Investment Factor for the current Valuation Period (calculated as described on pages 18 and 19 of this Prospectus) and multiplying the result by 0.999919020, the daily factor to neutralize the assumed net investment rate, discussed above, of 3% per annum which is built into the annuity rate table. It may increase or decrease from Valuation Period to Valuation Period.

                    The variable options currently available, assuming the Annuity Account Value is at least $1,000 when variable annuity payments commence, are:

                    OPTION I -- VARIABLE LIFE ANNUITY. Monthly annuity payments are paid during the life of an Annuitant, ceasing with the last annuity payment due prior to the Annuitant's death.

                    OPTION II -- VARIABLE LIFE ANNUITY WITH CERTAIN
                    PERIOD. Monthly annuity payments are paid during the life of an Annuitant, but at least for the minimum period selected, which may be five, ten, fifteen or twenty years;

                    OPTION III -- VARIABLE ANNUITY CERTAIN. Monthly annuity payments are paid for a number of years selected, not less than five or more than thirty years.

                    After the Annuity Date, the payee may, by written request to the Annuity & Variable Life Services Center, exchange Annuity Units of one Variable Sub-Account for Annuity Units of equivalent value in another Variable Sub-Account up to three times each Contract Year.

                    EVIDENCE OF SURVIVAL

                    The Company reserves the right to require evidence of the survival of any Payee at the time any payment payable to such Payee is due under the following Annuity Options: Life Annuity (fixed), Life Annuity with Certain Period (fixed), Cash Refund Life Annuity (fixed), Variable Life Annuity, and Variable Life Annuity with Certain Period.

                    ENDORSEMENT OF ANNUITY PAYMENTS

                    The Company will make each annuity payment at its Home Office by check. Each check must be personally endorsed by the Payee or the Company may require that proof of the Annuitant's survival be furnished.

THE FIXED ACCOUNT

                    THE FIXED ACCOUNT IS MADE UP OF THE GENERAL ASSETS OF THE COMPANY OTHER THAN THOSE ALLOCATED TO ANY SEPARATE ACCOUNT. THE FIXED ACCOUNT IS PART OF THE COMPANY'S GENERAL ACCOUNT. BECAUSE OF APPLICABLE EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"), AND NEITHER THE FIXED ACCOUNT NOR THE COMPANY'S GENERAL ACCOUNT HAS BEEN REGISTERED UNDER THE 1940 ACT. THEREFORE, NEITHER THE FIXED ACCOUNT NOR ANY INTEREST THEREIN IS GENERALLY SUBJECT TO REGULATION UNDER THE PROVISIONS OF THE 1933 ACT OR THE 1940 ACT. ACCORDINGLY, THE COMPANY HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.

                    The initial Premium Payment and any subsequent Premium Payment(s) will be allocated to Sub-Accounts available in connection with the Fixed Account to the extent elected by the Owner at the time such Premium Payment is made. In addition, all or part of the

                    Owner's Annuity Account Value may be transferred among Sub-Accounts available under the Contract as described under "Transfer of Contract Values between Sub-Accounts." Instead of the Owner's assuming all of the investment risk as is the case for Premium Payments allocated to the Variable Account, the Company guarantees it will credit interest of at least 3% per year to amounts allocated to the Fixed Account.

                    Assets supporting amounts allocated to Sub-Accounts within the Fixed Account become part of the Company's general account assets and are available to fund the claims of all creditors of the Company. All of the Company's general account assets will be available to fund benefits under the Contracts. The Owner does not participate in the investment performance of the assets of the Fixed Account or the Company's general account.

                    The Company will invest the assets of the general account in those assets chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

                    If the Account Value within a Fixed Account Sub-Account is maintained for the duration of the Sub-Account's Guaranteed Period, the Company guarantees that it will credit interest to that amount at the guaranteed rate specified for the Sub-Account which may but need not be more than 3% per year. Any amount withdrawn from or transferred out of the Sub-Account prior to the expiration of the Sub-Account's Guaranteed Period is subject to a Market Value Adjustment (see "Market Value Adjustment") and a Deferred Sales Charge, if applicable. The Company guarantees, however, that a Contract will be credited with interest at a rate of not less than 3% per year, compounded annually, on amounts allocated to any Fixed Account Sub-Account, regardless of any application of the Market Value Adjustment (that is, the Market Value Adjustment will not reduce the amount available for surrender, withdrawal or transfer to an amount less than the initial amount allocated or transferred to the Fixed Account Sub-Account plus interest of 3% per year). The Company reserves the right to defer the payment or transfer of amounts withdrawn from the Fixed Account for a period not to exceed six (6) months from the date a proper request for surrender, withdrawal or transfer is received by the Company.

                    FIXED ACCUMULATION VALUE. The fixed accumulation value of an Annuity Account, if any, for any Valuation Period is equal to the sum of the values of all Fixed Account Sub-Accounts which are part of the Annuity Account for such Valuation Period.

                    GUARANTEED PERIODS. The Owner may elect to allocate Premium Payments to one or more Sub-Accounts within the Fixed Account. Each Sub-Account will maintain a Guaranteed Period with a duration of one, three, five, seven or ten years. Every Premium Payment allocated to a Fixed Account Sub-Account starts a new Sub-Account with its own duration and Guaranteed Interest Rate. The duration of the Guaranteed Period will affect the Guaranteed Interest Rate of the Sub-Account. Initial Premium Payments and subsequent Premium Payments, or portions thereof, and transferred amounts allocated to a Fixed Account Sub-Account, less any amounts subsequently withdrawn, will earn interest at the Guaranteed Interest Rate during the particular Sub-Account's Guaranteed Period unless prematurely withdrawn prior to the end of the Guaranteed Period. Initial Sub-Account Guaranteed Periods begin on the date a Premium Payment is accepted or, in the case of a transfer, on the effective date of the transfer, and end on the date after the number of calendar years in the Sub-Account's Guaranteed Period elected from the date on which the amount was allocated to the Sub-Account (the "Expiration Date"). Any portion of Annuity Account Value allocated to a specific Sub-Account with a specified Expiration Date (including interest earned thereon) will be referred to herein as a "Guaranteed Period Amount." Interest will be credited daily at a rate equivalent to the compound annual rate. As a result of renewals and transfers of portions of the Annuity Account Value described under "Transfer of Contract Values between Sub-Accounts" above, which will begin new Sub-Account Guaranteed Periods, amounts allocated to Sub-Accounts of the same duration may have different Expiration Dates. Thus each Guaranteed Period Amount will be treated separately for purposes of determining any applicable Market Value Adjustment (see "Market Value Adjustment").

                    The Company will notify the Owner in writing prior to the Expiration Date for any Guaranteed Period Amount. A new Sub-Account Guaranteed Period of the same duration as the previous Sub-Account Guaranteed Period will commence automatically at the end of the previous Guaranteed Period unless the Company receives, following such notification but prior to the end of such Guaranteed Period, a written election by the Owner to transfer the Guaranteed Period Amount to a different Fixed Account Sub-Account or to a Variable Account Sub-Account from among those being offered by the Company at such time. Transfers of any Guaranteed Period Amount which become effective upon the expiration of the applicable Guaranteed Period are not subject to the twelve transfers per Contract Year limitations or the additional Fixed Sub-Account transfer restrictions (see "Transfer of Contract Values between Sub-Accounts").

                    GUARANTEED INTEREST RATES. The Company periodically will establish an applicable Guaranteed Interest Rate for each of the Sub-Account Guaranteed Periods within the Fixed Account. Current Guaranteed Interest Rates may be changed by the Company frequently or infrequently depending on interest rates on investments available to the Company and other factors as described below, but once established, rates will be guaranteed for the entire duration of the respective Sub-Account's Guaranteed Period. However, any amount withdrawn from the Sub-Account may be subject to any applicable withdrawal charges, Account Fees, Market Value Adjustment, premium taxes or other fees. Amounts transferred out of a Fixed Account Sub-Account prior to the end of the Guaranteed Period will be subject to the Market Value Adjustment.

                    The Guaranteed Interest Rate will not be less than 3% per year compounded annually, regardless of any application of the Market Value Adjustment. The Company has no specific formula for determining the rate of interest that it will declare as a Guaranteed Interest Rate, as these rates will be reflective of interest rates available on the types of debt instruments in which the Company intends to invest amounts allocated to the Fixed Account (see "The Fixed Account"). In addition, the Company's management may consider other factors in determining Guaranteed Interest Rates for a particular Sub-Account including: regulatory and tax requirements; sales commissions and administrative expenses borne by the Company; general economic trends; and competitive factors. THERE IS NO OBLIGATION TO DECLARE A RATE IN EXCESS OF 3% PER YEAR; THE OWNER ASSUMES THE RISK THAT DECLARED RATES WILL NOT EXCEED 3% PER YEAR. THE COMPANY HAS COMPLETE DISCRETION TO DECLARE ANY RATE, SO LONG AS THAT RATE IS AT LEAST 3% PER YEAR.

                    MARKET VALUE ADJUSTMENT

                    Any surrender or transfer of a Fixed Account Guaranteed Period Amount, other than a surrender or transfer pursuant to an election which becomes effective upon the Expiration Date of the Guaranteed Period, will be subject to a Market Value Adjustment ("MVA"). The MVA will be applied to the amount being surrendered or transferred after deduction of any applicable Annuity Account Fee and before deduction of any applicable surrender charge.

                    The MVA generally reflects the relationship between the Index Rate (based upon the Treasury Constant Maturity Series published by the Federal Reserve) in effect at the time a Premium Payment is allocated to a Sub-Account's Guaranteed Period under the Contract and the Index Rate in effect at the time of the Premium Payment's surrender or transfer. It also reflects the time remaining in the Sub-Account's Guaranteed Period. Generally, if the Index Rate at the time of surrender or transfer is lower than the Index Rate at the time the Premium Payment was allocated, then the application of the MVA will result in a higher payment upon surrender or transfer. Similarly, if the Index Rate at the time of surrender or transfer is higher than the Index Rate at the time the Premium Payment was allocated, the application of the MVA will generally result in a lower payment upon surrender or transfer.

                    The MVA is computed by applying the following formula:


                                        (1+A)to the power N
                              ---------------------------------------
                                        (1+B)to the power N


                    where:

                    A = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the Sub-Account's Guaranteed Period, determined at the beginning of the Guaranteed Period.

                    B = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the Sub-Account's Guaranteed Period, determined at the time of surrender or transfer, plus a 0.25% adjustment. If Index Rates "A" and "B" are within .25% of each other when the index rate factor is determined, no such percentage adjustment to "B" will be made, unless otherwise required by state law. This adjustment builds into the formula a factor representing direct and indirect costs to the Company associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (E.G., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, this factor will result in a small but negative Market Value Adjustment.

                    N = The number of years remaining in the Guaranteed Period (E.G. 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

                    See the Statement of Additional information for examples of the application of the Market Value Adjustment.

DISTRIBUTION OF THE CONTRACTS

                    CIGNA Financial Advisors, Inc. ("CFA"), located at 900 Cottage Grove Road, Bloomfield, CT, acts as the principal underwriter and the distributor of the Contracts as well as of variable life insurance policies and other variable annuity contracts issued by the Company. CFA, a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers
                    (NASD), is a wholly-owned subsidiary of Connecticut General Corporation. The Contracts are offered on a continuous basis. CFA and the Company may enter into agreements to sell the Contracts through various broker-dealers whose agents are licensed to sell the Contracts.

PERFORMANCE DATA

                    MONEY MARKET SUB-ACCOUNT

                    From time to time, the Money Market Sub-Account may advertise its "yield" and "effective yield." Both yield figures will be based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Sub-Account refers to the income generated by Annuity Account Values in the Money Market Sub-Account over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the Annuity Account Values in the Money Market Sub-Account. The "effective yield" is calculated similarly but, when annualized, the income earned by Annuity Account Values in the Money Market Sub-Account is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The computation of the yield calculation includes a deduction for the Mortality and Expense Risk Charge, the Administrative Expense Charge, and the Account Fee.

                    OTHER VARIABLE ACCOUNT SUB-ACCOUNTS

                    From time to time, the other Variable Account Sub-Accounts may publish their current yields and total returns in advertisements and communications to Owners. The current yield for each Variable Account Sub-Account will be calculated by dividing the annualization of the dividend and interest income earned by the underlying Fund during a recent 30-day period by the maximum Accumulation Unit value at the end of such period. Total return information will include the underlying Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from the underlying Fund's inception of operations, based upon the value of the Accumulation Units acquired through a hypothetical $1,000 investment at the Accumulation Unit value at the beginning of the specified period and upon the value of the Accumulation Unit at the end of such period, assuming reinvestment of all distributions and the deduction of the Mortality and Expense Risk Charge, the Administrative Expense Charge and the Account Fee. Each Variable Account Sub-Account may also advertise aggregate and average total return information over different periods of time.

                    In each case, the yield and total return figures will reflect all recurring charges against the Variable Account Sub-Account's income, including the deduction for the Mortality and Expense Risk Charge, the Administrative Expense Charge and the Account Fee for the applicable time period. Owners should note that the investment results of each Sub-Account will fluctuate over time, and any presentation of a Variable Account Sub-Account's current yield or total return for any prior period should not be considered as a representation of what an investment may earn or what a Owner's yield or total return may be in any future period. See "Historical Performance Data" in the Statement of Additional Information.

                    PERFORMANCE RANKING OR RATING


                    The performance of each or all of the Sub-Accounts of the Variable Account may sometimes be published and compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in funds, or series of funds with investment objectives similar to each of the Sub-Accounts of the Variable Account. Lipper Analytical Services, Inc. ("Lipper") Morningstar Variable Annuity/Life Performance Report of Morningstar, Inc.

                    ("Morningstar") and the Variable Annuity Research and Data Service ("VARDS-Registered Trademark-") are independent services which monitor and rank or rate the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis. Generally, these services may not be used, and such comparisons may not be made, in advertising or sales literature for variable annuities.



                    Lipper's rankings include variable life issuers as well as variable annuity issuers. VARDS-Registered Trademark-rankings compare only variable annuity issuers. Morningstar ratings include funds used by both variable life and variable annuity issuers. The performance analyses prepared by Lipper and VARDS-Registered Trademark- rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition,
                    VARDS-Registered Trademark- prepares risk-adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking may address the question as to which funds provide the highest total return with the least amount of risk. Morningstar assigns ratings of zero to five stars to the mutual funds taking into account primarily historical performance and risk factors.


TAX MATTERS

                    NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO ANNUITIES IN GENERAL. THE COMPANY CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. OWNERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH CHANGES. THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF THE CONTRACTS. OWNERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS.

                    GENERAL

                    Section 72 of the Code governs taxation of annuities in general. An Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the Settlement Option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For Non-Qualified Contracts, this cost basis is generally the Premium Payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

                    For annuity payments, the taxable portion is determined by a formula which establishes the ratio that the cost basis of the Contract bears to the total value of annuity payments for the term of the Contract. The taxable portion is taxed at ordinary income rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

                    The Company is taxed as a life insurance company under Subchapter L of the Code. For federal income tax purposes, the Variable Account is not a separate entity from the Company, and its operations form a part of the Company. Accordingly, the Variable Account will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. The Company does not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Variable Account retained as part of the reserves under the Contract. Based on this expectation, it is anticipated that no charges will be made against the Variable Account for federal income taxes. If, in future years, any federal income taxes or other economic burden are incurred by the Company with respect to the Variable Account or the Contracts, the Company may make a charge for any such amounts that are attributable to the Variable Account.

                    DIVERSIFICATION

                    Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the Contract as an annuity contract would result in imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contracts meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

                    Treasury Department regulations (Treas. Reg. 1.817-5) established diversification requirements for the investment portfolios underlying variable contracts such as the Contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

                    The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

                    The Company intends, and the Trusts have undertaken, that all Funds underlying the Contracts will be managed in such a manner as to comply with these diversification requirements.

                    The Treasury Department has indicated that guidelines may be forthcoming under which a variable annuity contract will not be treated as an annuity contract for tax purposes if the owner of the contract has excessive control over the investments underlying the contract (i.e., by being able to transfer values among sub-accounts with only limited restrictions). The issuance of such guidelines may require the Company to impose limitations on a Owner's right to control the investment. It is not known whether any such guidelines would have a retroactive effect.

                    DISTRIBUTION REQUIREMENTS

                    Section 72(s) of the Code requires that in order to be treated as an annuity contract for Federal income tax purposes, any Nonqualified Contract must provide that (a) if any Owner dies on or after the Annuity Date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used when the Owner died;

                    and (b) if any Owner dies prior to the Annuity Date, the entire interest in the Contract will be distributed within five years after such death. These requirements will be considered satisfied as to any portion of the Owner's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Owner's death. The Owner's "designated beneficiary" is the person designated by such Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the Owner's "designated beneficiary" is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner.

                    The Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to try to assure that they comply with the Section 72(s) requirements when clarified by regulation or otherwise. Similar rules may apply to a Qualified Contract.

                    MULTIPLE CONTRACTS

                    The Code provides that multiple non-qualified annuity Contracts which are issued during a calendar year to the same Owner by one company or its affiliates are treated as one annuity Contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences, including more rapid taxation of the distributed amounts from such combination of Contracts. Owners should consult a tax adviser prior to purchasing more than one nonqualified annuity Contract in any single calendar year.

                    TAX TREATMENT OF ASSIGNMENTS

                    An assignment or pledge of a Contract may be a taxable event. Owners should therefore consult competent tax advisers should they wish to assign their Contracts.

                    WITHHOLDING

                    Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies the Company of that election. Different rules may apply to United States citizens or expatriates living abroad. Withholding is mandatory for certain distributions from Qualified Contracts. In addition, some states have enacted legislation requiring withholding.

                    SECTION 1035 EXCHANGES

                    Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. If the surrendered contract was issued prior to August 14, 1982, the tax rules that formerly provided that the surrender was taxable only to the extent the amount received exceeds the owner's investment in the contract will continue to apply to amounts allocable to investment in the contract before August 14, 1982. Special rules and procedures apply to Code Section 1035 transactions. Prospective purchasers wishing to take advantage of Code
                    Section 1035 should consult their tax advisers.

                    TAX TREATMENT OF WITHDRAWALS --
                    NON-QUALIFIED CONTRACTS

                    Section 72 of the Code governs the treatment of distributions from annuity contracts. It provides that if the Annuity Account Value exceeds the aggregate Premium Payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includable in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the Payee reaches age 59 1/2; (b) after the death of the Owner (or, if the Owner is a non-natural person, the Annuitant); (c) if the Payee is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the
                    Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Payee or for the joint lives (or joint life expectancies) of the Payee and his/her beneficiary; (e) under an immediate annuity; or (f) which are allocable to Premium Payments made prior to August 14, 1982.

                    The above information does not apply, except where noted, to Qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts (See "Tax Treatment of Withdrawals -- Qualified Contracts").

                    QUALIFIED PLANS

                    The Contracts offered by this Prospectus are designed to be suitable for use under various types of Qualified Plans. Because of the minimum purchase payment requirements, these Contracts may not be appropriate for some periodic payment retirement plans. Taxation of participants in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Although the Company provides administration for the Contract, it does not provide administrative support for Qualified Plans. Following are general descriptions of the types of Qualified Plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications, depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued in connection with a Qualified Plan.

                    Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules, aggregate distributions in excess of a specified annual amount, and in certain other circumstances. Therefore, the Company makes no attempt to provide more than general information about use of the Contract with the various types of qualified plans. Purchasers and participants under qualified plans as well as Annuitants, Payees and Beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plan themselves, regardless of the terms and conditions of the Contract issued in connection therewith.

                    SECTION 403(b)PLANS

                    Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1/2, separation from service, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.

                    INDIVIDUAL RETIREMENT ANNUITIES

                    Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or an "IRA". Individual Retirement Annuities are subject to limitation on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into an Individual Retirement Annuity on a tax-deferred basis.

                    CORPORATE PENSION AND PROFIT-SHARING PLANS AND H.R. 10 PLANS

                    Section 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts to provide benefits under the plans.

                    DEFERRED COMPENSATION PLANS

                    Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political sub-divisions, agencies, instrumentalities and certain affiliates of such entities and tax exempt organizations which enjoy special treatment. The Contracts can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. All such investments, however, are owned by, and are subject to, the claims of the general creditors of the sponsoring employer.

                    The above description of federal income tax consequences pertaining to the different types of Qualified Plans that may be funded by the Contracts is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have significant adverse tax consequences. A prospective purchaser considering the purchase of a Contract in connection with a Qualified Plan should first consult a qualified and competent tax adviser with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

                    TAX TREATMENT OF WITHDRAWALS --
                    QUALIFIED CONTRACTS

                    Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401, 403(b), 408 and 457. To the extent amounts are not includable in gross income because they have been properly rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Payee reaches age 59 1/2; (b) distributions following the death of the Owner or Annuitant (as applicable) or disability of the Payee (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Payee or the joint lives (or joint life expectancies) of such Payee and his/her designated beneficiary; (d) distributions to a Payee who has separated from service after attaining age 55; (e) distributions made to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Payee for amounts paid during the taxable year for medical care: and (f) distributions made to an alternate payee pursuant to a qualified domestic relations order.

                    The exceptions stated in Items (d), (e) and (f) above do not apply in the case of an Individual Retirement Annuity.

FINANCIAL STATEMENTS

                    Audited financial statements of the Company as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 are included in the Statement of Additional Information, as are audited financial statements for the Variable Account, which commenced operations April 10, 1995, as of and for the periods (as defined in the financial statements) ended December 31, 1996.

LEGAL PROCEEDINGS

                    There are no legal proceedings to which the Variable Account, the Distributor or the Company is a party except for routine litigation which the Company does not believe is relevant to the Contracts offered by this Prospectus.

TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information which contains more details concerning some subjects discussed in this Prospectus is available (at no cost) by calling or writing the Annuity & Variable Life Services Center. The following is the Table of Contents for that Statement:

               TABLE OF CONTENTS                     PAGE
THE CONTRACTS-GENERAL PROVISIONS................           3
  The Contracts.................................           3
  Loans.........................................           3
  Non-Participating Contracts...................           3
  Misstatement of Age...........................           3
CALCULATION OF VARIABLE ACCOUNT VALUES..........           3
  Variable Accumulation Unit Value and
   Variable Accumulation Value..................           3
  Net Investment Factor.........................           4
SAMPLE CALCULATIONS AND TABLES..................           4
  Variable Account Unit Value Calculations......           4
  Withdrawal Charge and Market Value Adjustment
   Tables.......................................           5
STATE REGULATION OF THE COMPANY.................           6
ADMINISTRATION..................................           7
ACCOUNT INFORMATION.............................           7

               TABLE OF CONTENTS                     PAGE
DISTRIBUTION OF THE CONTRACTS...................           7
CUSTODY OF ASSETS...............................           7
HISTORICAL PERFORMANCE DATA.....................           8
  Money Market Sub-Account Yield................           8
  Other Sub-Account Yields......................           8
  Total Returns.................................           9
  Other Performance Data........................           9
LEGAL MATTERS...................................          10
LEGAL PROCEEDINGS...............................          10
EXPERTS.........................................          10
FINANCIAL STATEMENTS............................          10
  Connecticut General Life Insurance Company....          12
  CG Variable Annuity Separate Account II.......          32
APPENDIX I......................................          47
  Variable Account Unit Value Sample
   Calculations for New York Contracts Issued
   Before May 1, 1996...........................          47

APPENDIX I

                      SEPARATE ACCOUNT ANNUAL EXPENSES FOR
                  NEW YORK CONTRACTS ISSUED BEFORE MAY 1, 1996

    For New York Contracts issued before May 1, 1996, the daily deduction for the Company's assumption of mortality and expense risks is at an annual rate of 1.20%, not 1.25%. For these Contracts, the daily deduction for administrative expenses is at an annual rate of 0.10%, not 0.15%. Total Separate Account Annual Expenses for these contracts are then 1.30%, not 1.40%.

      [LOGO]

                                                                   561283 (5/97)

                            PART A. PROSPECTUS NO. 2

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                                                     [LOGO]
CG VARIABLE ANNUITY SEPARATE ACCOUNT II


HOME OFFICE LOCATION:    MAILING ADDRESS:                 LOCKBOX ADDRESS: BY MAIL:   LOCKBOX ADDRESS: BY OVERNIGHT:
900 COTTAGE GROVE ROAD   CIGNA INDIVIDUAL INSURANCE       CONNECTICUT GENERAL LIFE    CONNECTICUT GENERAL LIFE
BLOOMFIELD, CT           ANNUITY & VARIABLE LIFE          INSURANCE COMPANY           INSURANCE COMPANY
                         SERVICES                         P.O. BOX 30790              C/O FLEET BANK
                         CENTER: ROUTING S-249            HARTFORD, CT 06150          20 CHURCH STREET
                         HARTFORD, CT 06152 - 2249                                    20TH FLOOR, MSN275
                                                                                      HARTFORD, CT 06120
                                                                                      ATTN: LOCKBOX 30790
                                             TELEPHONE: (800) (552-9898)


--------------------------------------------------------------------------------

              FLEXIBLE PAYMENT DEFERRED VARIABLE ANNUITY CONTRACTS
--------------------------------------------------------------------------------

    The Flexible Payment Deferred Variable Annuity Contracts (the "Contracts") described in this prospectus provide for accumulation of Contract Values and eventual payment of monthly annuity payments on a fixed or variable basis. The Contracts are designed to aid individuals in long term planning for retirement or other long term purposes. The Contracts are available for retirement plans which do not qualify for the special federal tax advantages available under the Internal Revenue Code ("Non-Qualified Plans") and for retirement plans which do qualify for the federal tax advantages available under the Internal Revenue Code ("Qualified Plans"). (See "Tax Matters -- Qualified Plans.") Premium payments for the Contracts will be allocated to a segregated investment account of Connecticut General Life Insurance Company (the "Company"), designated CG Variable Annuity Separate Account II (the "Variable Account"), or to the Fixed Account, or some combination of them, as selected by the owner of the Contract.

    The following funding options are available under a Contract: Through the Variable Account, the Company offers nineteen diversified open-end management investment companies (commonly called mutual funds), each with a different investment objective: Alger American Fund -- Alger American Small Capitalization Portfolio, Alger American Leveraged AllCap Portfolio, Alger American MidCap Growth Portfolio and Alger American Growth Portfolio; Fidelity Variable Insurance Products Fund -- Equity-Income Portfolio, Money Market Portfolio, High Income Portfolio and Overseas Portfolio; Fidelity Variable Insurance Products Fund II -- Investment Grade Bond Portfolio and Asset Manager Portfolio; MFS-Registered Trademark- Variable Insurance Trust -- MFS Total Return Series, MFS Utilities Series and MFS World Governments Series; Neuberger & Berman Advisers Management Trust -- Balanced Portfolio, Limited Maturity Bond Portfolio and Partners Portfolio; OCC Accumulation Trust -- Global Equity Portfolio, Managed Portfolio and Small Cap Portfolio. The fixed interest option offered under a Contract is the Fixed Account. Premium payments or transfers allocated to the Fixed Account, and 3% interest per year thereon, are guaranteed, and additional interest may be credited, with certain withdrawals subject to a market value adjustment and withdrawal charges. Unless specifically mentioned, this prospectus only describes the variable investment options.

    This entire prospectus, and those of the Funds, should be read carefully before investing to understand the Contracts being offered. The "Statement of Additional Information" dated May 1, 1997, available at no charge by calling or writing the Company's Annuity & Variable Life Services Center as shown above, provides further information. Its table of contents is at the end of this prospectus.

    THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE MUTUAL FUNDS AVAILABLE AS FUNDING OPTIONS FOR THE CONTRACTS OFFERED BY THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE RETAINED FOR FUTURE REFERENCE.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         PROSPECTUS DATED: MAY 1, 1997

                               TABLE OF CONTENTS

                   CONTENTS                        PAGE
DEFINITIONS....................................          3
HIGHLIGHTS.....................................          5
FEES AND EXPENSES..............................          7
CONDENSED FINANCIAL INFORMATION................         11
THE COMPANY AND THE VARIABLE ACCOUNT...........         12
THE FUNDS......................................         12
  General......................................         15
  Substitution of Securities...................         15
  Voting Rights................................         16
PREMIUM PAYMENTS AND CONTRACT VALUE............         16
  Premium Payments.............................         16
  Allocation of Premium Payments...............         16
  Optional Variable Account Sub-Account
   Allocation Programs.........................         17
  Dollar Cost Averaging........................         17
  Automatic Rebalancing........................         18
  Contract Value...............................         19
  Accumulation Unit............................         19
CHARGES AND DEDUCTIONS.........................         19
  Contingent Deferred Sales Charge (Sales
   Load).......................................         19
  Mortality and Expense Risk Charge............         20
  Administrative Expense Charge................         21
  Account Fee..................................         21
  Premium Tax Equivalents......................         21
  Income Taxes.................................         21
  Fund Expenses................................         22
  Transfer Fee.................................         22
  Optional Death Benefit.......................         22
OTHER CONTRACT FEATURES........................         24
  Ownership....................................         24
  Assignment...................................         24
  Beneficiary..................................         24
  Change of Beneficiary........................         24
  Annuitant....................................         25
  Transfer of Contract Values between Sub-
   Accounts....................................         25
  Procedures for Telephone Transfers...........         26
  Surrenders and Partial Withdrawals...........         26
  Delay of Payments and Transfers..............         26
  Death of the Contract Owner before the
   Annuity Date................................         27
  Death of the Annuitant before the Annuity
   Date........................................         28

                   CONTENTS                        PAGE

  Death of the Annuitant after
   the Annuity Date                                     28
  Change in Operation of Variable Account......         28
  Modification.................................         28
  Discontinuance...............................         29
ANNUITY PROVISIONS.............................         29
  Annuity Date; Change in Annuity Date and
   Annuity Option..............................         29
  Annuity Options..............................         29
  Fixed Options................................         29
  Variable Options.............................         30
  Evidence of Survival.........................         31
  Endorsement of Annuity Payments..............         31
THE FIXED ACCOUNT..............................         31
  Market Value Adjustment......................         33
DISTRIBUTION OF THE CONTRACTS..................         34
PERFORMANCE DATA...............................         34
  Money Market Sub-Account.....................         34
  Other Variable Account Sub-Accounts..........         34
  Performance Ranking or Rating................         35
TAX MATTERS....................................         35
  General......................................         35
  Diversification..............................         36
  Distribution Requirements....................         37
  Multiple Contracts...........................         37
  Tax Treatment of Assignments.................         37
  Withholding..................................         38
  Section 1035 Exchanges.......................         38
  Tax Treatment of Withdrawals Non-Qualified
   Contracts...................................         38
  Qualified Plans..............................         38
  Section 403(b) Plans.........................         39
  Individual Retirement Annuities..............         39
  Corporate Pension and Profit-Sharing Plans
   and H.R. 10 Plans...........................         39
  Deferred Compensation Plans..................         39
  Tax Treatment of Withdrawals Qualified
   Contracts...................................         40
FINANCIAL STATEMENTS...........................         40
LEGAL PROCEEDINGS..............................         40
TABLE OF CONTENTS OF THE STATEMENT OF
 ADDITIONAL INFORMATION........................         41
APPENDIX I.....................................         42
  Illustration of Cost of Optional Death
   Benefits....................................         42

DEFINITIONS

                    ACCUMULATION PERIOD: The period from the Effective Date to the Annuity Date, the date on which the Death Benefit becomes payable or the date on which the Contract is surrendered or annuitized, whichever is earliest.

                    ACCUMULATION UNIT: A measuring unit used to calculate the value of the Owner's interest in each funding option used in the variable portion of the Contract prior to the Annuity Date.

                    ANNUITANT: A person designated by the Owner in writing upon whose continuation of life any series of payments for a definite period or involving life contingencies depends. If the Annuitant dies before the Annuity Date, the Owner becomes the Annuitant until naming a new Annuitant.

                    ANNUITY & VARIABLE LIFE SERVICES CENTER: The office of the Company to which notices are given and any customer service requests are made. Mailing address: CIGNA Individual Insurance, Annuity & Variable Life Services Center, Routing S-249, Hartford, CT 06152-2249. Premium payments must be sent, and all other correspondence may be sent, to either Lockbox address: If by mail: P.O. Box 30790, Hartford, CT 06150; If by overnight courier: c/o Fleet Bank, 20 Church Street, 20th Floor, MSN275, Hartford, CT 06120, Attn:
                    Lockbox 30790.

                    ANNUITY ACCOUNT VALUE: The value of the Contract at any point in time.

                    ANNUITY DATE: The date on which annuity payments commence.

                    ANNUITY OPTION: The arrangement under which annuity payments are made.

                    ANNUITY PERIOD: The period starting on the Annuity Date.

                    ANNUITY UNIT: A measuring unit used to calculate the portion of annuity payments attributable to each funding option used in the variable portion of the Contract on and after the Annuity Date.

                    BENEFICIARY: The person entitled to the Death Benefit, who must also be the "Designated Beneficiary", for purposes of
                    Section 72(s) of the Code, upon the Owner's death.

                    CODE: The Internal Revenue Code of 1986, as amended.

                    COMPANY: Connecticut General Life Insurance Company.

                    CONTRACT: The Variable Annuity Contract described in this prospectus.

                    CONTRACT ANNIVERSARY, CONTRACT YEAR, EFFECTIVE DATE: The Contract's Effective Date is the date it is issued. It is also the date on which the first Contract Year, a 12-month period, begins. Subsequent Contract Years begin on each Contract Anniversary, which is the anniversary of the Effective Date.

                    CONTRACT MONTH: The period from one Monthly Anniversary Date to the next.

                    CONTRACT OWNER (OR OWNER): The person(s) initially designated in the application or order to purchase or otherwise, unless later changed, as having all ownership rights under the Contract.

                    FIXED ACCOUNT: The portion of the Contract under which principal is guaranteed and interest is credited. Fixed Account Assets are maintained in the Company's General Account and not allocated to the Variable Account.

                    FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

                    FUND(S): One or more of Alger American Fund -- Alger American Small Capitalization Portfolio, Alger American Leveraged AllCap Portfolio, Alger American MidCap Growth Portfolio and Alger American Growth Portfolio; Fidelity Variable Insurance Products Fund -- Equity-Income Portfolio, Money Market Portfolio, High Income Portfolio and Overseas Portfolio; Fidelity Variable Insurance Products Fund II -- Investment Grade Bond Portfolio and Asset Manager Portfolio; MFS-Registered Trademark- Variable Insurance Trust -- MFS Total Return Series, MFS Utilities Series and MFS World Governments Series; Neuberger & Berman Advisers Management Trust -- Balanced Portfolio, Limited Maturity Bond Portfolio and Partners Portfolio; OCC Accumulation Trust -- Global Equity Portfolio, Managed Portfolio and Small Cap Portfolio. Each is an open-end management investment company (mutual fund) whose shares are available to fund the benefits provided by the Contract.

                    GUARANTEED INTEREST RATE: The rate of interest credited by the Company on a compound annual basis during a Guaranteed Period.

                    GUARANTEED PERIOD: The period for which interest, at either an initial or subsequent Guaranteed Interest Rate, will be credited to any amounts which an Owner allocates to a Fixed Account Sub-Account. In most states in which these Contracts are issued, this period may be one, three, five, seven or ten years, as elected by the Owner.

                    GUARANTEED PERIOD AMOUNT: Any portion of a Purchaser's Annuity Account Value allocated to a specific Guaranteed Period with a specified Expiration Date (including credited interest thereon).

                    INDEX RATE: An index rate based on the Treasury Constant Maturity Series published by the Federal Reserve Board.

                    IN WRITING: In a written form satisfactory to the Company and received by the Company at its Annuity & Variable Life Services Center.

                    MONTHLY ANNIVERSARY DATE: The monthly anniversary of the Effective Date, as shown on the specifications page of the Contract, when the Company makes the monthly calculation of any charge for the Optional Death Benefit.

                    NON-QUALIFIED CONTRACTS: A Contract used in connection with a retirement plan which does not receive favorable federal income tax treatment under Code Section 401, 403, 408, or
                    457. The owner of a Non-Qualified Contract must be a natural person or an agent for a natural person in order for the Contract to receive favorable income tax treatment as an annuity.

                    PAYEE: A recipient of payments under the Contract.

                    PREMIUM PAYMENT: Any amount paid to the Company cleared in good funds as consideration for the benefits provided by the Contract. Includes the initial Premium Payment and subsequent Premium Payments.

                    QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which receives favorable federal income tax treatment under Code Section 401, 403, 408 or 457.

                    SEVEN YEAR ANNIVERSARY: The seventh Contract Anniversary and each succeeding Contract Anniversary occurring at any seven year interval thereafter, for example, the 7th, 14th, 21st and 28th Contract Anniversaries.

                    SHARES: Shares of a Fund.

                    SUB-ACCOUNT: That portion of the Fixed Account associated with specific Guaranteed Period(s) and Guaranteed Interest Rate(s) and that portion of the Variable Account which invests in shares of a specific Fund.

                    SURRENDER (OR WITHDRAWAL): When a lump sum amount representing all or part of the Annuity Account Value (minus any applicable withdrawal charges, contract fees, and premium tax equivalents and adjusted for any Market Value Adjustment) is paid to the Owner. After a full surrender, all of the Owner's rights under the Contract are terminated. In this prospectus, the terms "surrender" and "withdrawal" are used interchangeably.

                    SURRENDER DATE: The date the Company processes the Owner's election to surrender the Contract or to receive a partial withdrawal.

                    VALUATION DATE: Every day on which Accumulation Units are valued, which is each day on which the New York Stock Exchange ("NYSE") is open for business, except any day on which trading on the NYSE is restricted, or on which an emergency exists, as determined by the Securities and Exchange Commission ("Commission"), so that valuation or disposal of securities is not practicable.

                    VALUATION PERIOD: The period of time beginning on the day following the Valuation Date and ending on the next Valuation Date. A Valuation Period may be more than one day in length.

                    VARIABLE ACCOUNT: CG Variable Annuity Separate Account II, a separate account of the Company under Connecticut law, in which the assets of the Sub-Account(s) funded through shares of one or more of the Funds are maintained. Assets of the Variable Account attributable to the Contracts are not chargeable with the general liabilities of the Company.

                    VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of the value of each variable portion of the Owner's Annuity Account during the Accumulation Period.

                    VARIABLE ANNUITY UNIT: A unit of measure used in the calculation of the value of each variable portion of the Owner's Annuity Account during the Annuity Period, to determine the amount of each variable annuity payment.

HIGHLIGHTS

                    Premium Payments attributable to the variable portion of the Contracts will be allocated to a segregated asset account of Connecticut General Life Insurance Company (the "Company") which has been designated CG Variable Annuity Separate Account II (the "Variable Account"). The Variable Account invests in shares of one or more of the Funds available to fund the Contract as selected by the Owner. Contract Owners bear the investment risk for all amounts allocated to the Variable Account. The Contract's provisions may vary in some states. Inquiries about the Contracts may be made to the Company's Annuity & Variable Life Services Center.

                    The Contract may be returned within 10 days after it is received, longer in some states. It can be mailed or delivered to either the Company or the agent who sold it. Return of the Contract by mail is effective on being postmarked, properly addressed and postage prepaid. The Company will promptly refund the Contract Value in states where permitted. This may be more or less than the Premium Payment. In states where required, the Company will promptly refund the Premium Payment, less any partial surrenders. The Company has the right to allocate initial Premium Payments to the Money Market Sub-Account until the expiration of the right-to-examine period. If the Company does so allocate an initial Premium Payment, it will refund the greater of the Premium Payment, less any partial surrenders, or the Contract Value. It is the Company's current practice to directly allocate the initial Premium Payment to the Fund(s) designated in the application or order to purchase, unless state law requires a refund of Premium Payments rather than of Annuity Account Value.

                    A Contingent Deferred Sales Charge (sales load) may be deducted in the event of a full surrender or partial withdrawal. The Contingent Deferred Sales Charge is imposed on Premium Payments within seven (7) years after their being made. Contract Owners may, during each Contract Year, withdraw up to fifteen percent (15%) of Premium Payments made, or any remaining portion thereof, ("the Fifteen Percent Free") without incurring a Contingent Deferred Sales Charge. The Contingent Deferred Sales Charge will vary in amount, depending upon the Contract Year in which the Premium Payment being surrendered or withdrawn was made. For purposes of determining the applicability of the Contingent Deferred Sales Charge, surrenders and withdrawals are deemed to be on a first-in, first-out basis.

                    The Contingent Deferred Sales Charge is found in the fee table (See "Charges and Deductions -- Contingent Deferred Sales Charge (Sales Load)"). The maximum Contingent Deferred Sales Charge is 7% of Premium Payments. There may also be a Market Value Adjustment on surrenders, withdrawals or transfers from the Fixed Account portion of the Contract.

                    There is a Mortality and Expense Risk Charge which is equal, on an annual basis, to 1.20% of the average daily net assets of the Variable Account. This Charge compensates the Company for assuming the mortality and expense risks under the Contract (See "Charges and Deductions -- Mortality and Expense Risk Charge"), other than the Optional Death Benefit risk (See "Charges and Deductions -- Optional Death Benefit").

                    There is an Administrative Expense Charge which is equal, on an annual basis, to 0.10% of the average daily net assets of the Variable Account (See "Charges and Deductions -- Administrative Expense Charge").

                    There is an annual Account Fee of $35 unless the Annuity Account Value equals or exceeds $100,000 at the end of the Contract Year (See "Charges and Deductions -- Account Fee").

                    There is a charge for any Optional Death Benefit(s) elected (See "Charges and Deductions -- Optional Death Benefit").

                    Premium tax equivalents or other taxes payable to a state or other governmental entity will be charged against Annuity Account Value (See "Charges and Deductions -- Premium Taxes").

                    Under certain circumstances there may be assessed a $10 transfer fee when a Contract Owner transfers Annuity Account Values from one Sub-Account to another (See "Charges and Deductions -- Transfer Fee").

                    There is a ten percent (10%) federal income tax penalty applied to the income portion of any premature distribution from Non-Qualified Contracts. However, the penalty is not imposed on amounts distributed:

                    (a) after the Payee reaches age 59 1/2; (b) after the death of the Contract Owner (or, if the Contract Owner is not a natural person, the Annuitant); (c) if the Payee is totally disabled (for this purpose, disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Payee or for the joint lives (or joint life expectancies) of the Payee and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to Premium Payments made prior to August 14, 1982. For federal income tax purposes, distributions are deemed to be on a last-in, first-out basis. Different tax withdrawal penalties and restrictions apply to Qualified Contracts issued pursuant to plans qualified under Code Section 401, 403(b), 408 or 457. (See "Tax Matters -- Tax Treatment of Withdrawals -- Qualified Contracts.") For a further discussion of the taxation of the Contracts, see "Tax Matters."

                    MARKET VALUE ADJUSTMENT. In certain situations, a surrender or transfer of amounts from the Fixed Account will be subject to a Market Value Adjustment. The Market Value Adjustment will reflect the relationship between a rate based on an index published by the Federal Reserve Board as to current yields on U.S. government securities of various maturities at the time a surrender or transfer is made ("Index Rate"), and the Index Rate at the time that the Premium Payments being surrendered or transferred were made. Generally, if the Index Rate at the time of surrender or transfer is lower than the Index Rate at the time the Premium Payment was allocated, then the application of the Market Value Adjustment will result in a higher payment upon surrender or transfer. Similarly, if the Index Rate at the time of surrender or transfer is higher than the Index Rate at the time the Premium Payment was allocated, the application of the Market Value Adjustment will generally result in a lower payment upon surrender or transfer. It is not applied against a surrender or transfer taking place at the end of the Guaranteed Period.

FEES AND EXPENSES

                    CONTRACT OWNER TRANSACTION FEES

                    Contingent Deferred Sales Charge (as a percentage of Premium Payments):

                           YEARS SINCE
                             PAYMENT        CHARGE
                          -------------     ------
                                  0-1             7%
                                  1-2             6%
                                                        A Contract Owner may, during each Contract Year, withdraw up to
                                  2-3             5%    15% of Premium Payments made, or the remaining portion thereof,
                                  3-4             4%    without incurring a Contingent Deferred Sales Charge.
                                  4-5             3%
                                  5-6             2%
                                  6-7             1%
                                   7+             0

                 Transfer Fee........  $10

                 - Not imposed on the first twelve transfers during a Contract Year.
                 Pre-scheduled automatic dollar cost averaging or automatic rebalancing transfers are not counted.

                 Account Fee.........  $35 per Contract Year

                 - Waived if Annuity Account Value at the end of the Contract Year
                 is $100,000 or more. A Contract Owner may also elect the Optional
                   Death Benefit(s) for which there is a charge, prorated among the
                   Sub-Accounts, which depends on the age and gender classification
                   (in accordance with state law) of the Owner (or the Annuitant, if the Owner is a non-natural person) and on the dollar amount which is at risk. (See "Charges and Deductions -- Optional Death
                   Benefit.")

                    VARIABLE ACCOUNT ANNUAL EXPENSES

                     (as a percentage of average account
                     value)

                     Mortality and Expense Risk Charge.......        1.20%
                     Administrative Expense Charge...........        0.10%
                                                                   ---
                     Total Variable Account Annual                   1.30%
                     Expenses................................

EXPENSE DATA

The purpose of the following Table is to help Purchasers and prospective purchasers understand the costs and expenses that are borne, directly and indirectly, by Purchasers assuming that all Premium Payments are allocated to the Variable Account. The table reflects expenses of the Variable Account as well as of the Individual Funds underlying the Variable Sub-Accounts.

                                   FEE TABLE

                                                            ALGER AMERICAN FUND
                                                -------------------------------------------
                                                             ALGER      ALGER
                                                 ALGER     AMERICAN    AMERICAN     ALGER
                                                AMERICAN   LEVERAGED    MIDCAP    AMERICAN
                                                 GROWTH     ALLCAP      GROWTH    SMALL CAP
                                                PORTFOLIO  PORTFOLIO   PORTFOLIO  PORTFOLIO
                                                --------   ---------   --------   ---------
SEPARATE ACCOUNT ANNUAL EXPENSES
Mortality and Expense Risk Charge.............    1.20%      1.20%       1.20%      1.20%
Administrative Expense Charge.................    0.10%      0.10%       0.10%      0.10%
Total Separate Account Annual Expenses........    1.30%      1.30%       1.30%      1.30%
FUND PORTFOLIO ANNUAL EXPENSES
Management Fees...............................    0.75%      0.85%       0.80%      0.85%
Other Expenses................................    0.04%      0.24%       0.04%      0.03%
Total Fund Portfolio Annual Expenses..........    0.79%      1.09%(1)    0.84%      0.88%

                                                                  FIDELITY VARIABLE INSURANCE
                                                                         PRODUCTS FUNDS
                                                ----------------------------------------------------------------
                                                VIP II       VIP        VIP II                  VIP
                                                 ASSET     EQUITY-    INVESTMENT   VIP MONEY    HIGH      VIP
                                                MANAGER    INCOME     GRADE BOND    MARKET     INCOME   OVERSEAS
                                                PORTFOLIO PORTFOLIO   PORTFOLIO    PORTFOLIO    FUND    PORTFOLIO
                                                -------   ---------   ----------   ---------   ------   --------
SEPARATE ACCOUNT ANNUAL EXPENSES
Mortality and Expense Risk Charge.............   1.20%      1.20%        1.20%       1.20%      1.20%     1.20%
Administrative Expense Charge.................   0.10%      0.10%        0.10%       0.10%      0.10%     0.10%
Total Separate Account Annual Expenses........   1.30%      1.30%        1.30%       1.30%      1.30%     1.30%
FUND PORTFOLIO ANNUAL EXPENSES
Management Fees...............................   0.64%      0.51%        0.45%       0.21%      0.59%     0.76%
Other Expenses................................   0.10%      0.07%        0.13%       0.09%      0.12%     0.17%
Total Fund Portfolio Annual Expenses..........   0.74%(2)   0.58%(2)     0.58%       0.30%      0.71%     0.93%(2)


------------------------

(1) Included in Other Expenses of the Alger American Leveraged AllCap Portfolio is .03% of interest expense.



(2) A portion of the brokerage commissions the certain funds pay was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, Total Fund Portfolio Annual Expenses would have been 0.73% for the VIP II Asset Manager Portfolio, 0.56% for the VIP Equity-Income Portfolio and 0.92% for the VIP Overseas Portfolio.

The table does not reflect the deductions for the annual $35 Account Fee, charges for any Optional Death Benefits selected, or premium tax equivalents. The information set forth should be considered together with the information provided in this Prospectus under the heading "Fees and Expenses", and in each Fund's Prospectus. All expenses are expressed as a percentage of average account value.


      MFS VARIABLE INSURANCE TRUST                      NEUBERGER&BERMAN
----------------------------------------          ADVISERS MANAGEMENT TRUST(5)
                                             ---------------------------------------             OCC ACCUMULATION TRUST
   MFS                                                       LIMITED                    -----------------------------------------
  TOTAL          MFS         MFS WORLD                      MATURITY                      GLOBAL
  RETURN      UTILITIES     GOVERNMENTS       BALANCED        BOND        PARTNERS        EQUITY         MANAGED       SMALL CAP
  SERIES       SERIES         SERIES          PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
----------   -----------   -------------     -----------   -----------   -----------    -----------    -----------    -----------

   1.20%         1.20%           1.20%           1.20%         1.20%         1.20%          1.20%          1.20%          1.20%

   0.10%         0.10%           0.10%           0.10%         0.10%         0.10%          0.10%          0.10%          0.10%

   1.30%         1.30%           1.30%           1.30%         1.30%         1.30%          1.30%          1.30%          1.30%

   0.75%         0.75%           0.75%           0.85%(6)      0.65%(6)      0.84%(6)       0.80%          0.80%          0.80%
   0.25%(4)      0.25%(4)        0.25%(4)        0.24%         0.13%         0.11%          0.63%          0.10%          0.22%

   1.00%(3)      1.00%(3)        1.00%(3)        1.09%         0.78%         0.95%          1.43%(7)       0.90%(7)       1.02%(7)


------------------------


(3) The Adviser has agreed to bear expenses for each Series, subject to reimbursement by each Series, such that each Series' "Other Expenses" shall not exceed 0.25% of the average daily net assets of the Series during the current fiscal year. Otherwise, "Other Expenses" for the Total Return Series, Utilities Series and World Government Series would be 1.35%, 2.00% and 1.28% respectively, and "Total Fund Portfolio Expenses" would be 2.10%, 2.75% and 2.03% respectively, for these Series. See "Information Concerning Shares of Each Series -- Expenses."



(4) Each Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses".



(5) Neuberger&Berman Advisers Management Trust is divided into portfolios ("Portfolios"), each of which invests all of its net investable assets in a corresponding series ("Series") of Advisers Managers Trust.



(6) The figures reported here are "Investment Management and Administration Fees" which include the aggregate of the administration fees paid by the Portfolio and the management fees paid by its corresponding Series. Similarly, "Other Expenses" includes all other expenses of the Portfolio and its corresponding Series.



(7) The annual expenses of the OCC Accumulation Trust Portfolios (the "Portfolios") as of December 31, 1996 have been restated to reflect new management fee and expense limitation arrangements in effect as of May 1, 1996. Additionally, Other Expenses are shown gross of certain expense offsets afforded the Portfolios which effectively lowered overall custody expenses. Effective May 1, 1996, the expenses of the Portfolios were contractually limited by OpCap Advisors so that their respective annualized operating expenses (net of any expense offsets) do not exceed 1.25% of their respective average daily net assets. Furthermore, through December 31, 1997, the annualized operating expenses of the Managed and Small Cap Portfolios will be voluntarily limited by OpCap Advisors so that annualized operating expenses (net of any expense offsets) of these Portfolios do not exceed 1.00% of their respective average daily net assets. Without such contractual and voluntary expense limitations and without giving effect to any expense offsets, the Management Fees, Other Expenses and Total Portfolio Annual Expenses incurred for the fiscal year ended December 31, 1996 would have been: .80%, 1.04% and 1.84%, respectively, for the Global Equity Portfolio; and .80%, .10% and .90%, respectively, for the Managed Portfolio; and .80%, .26% and 1.06%, respectively, for the Small Cap Portfolio.

                    EXAMPLES

                    The Contract Owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets, and assuming all Premium Payments are allocated to the Variable Account:


                                                                                  1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                                -----------  -----------  -----------  -----------
                     1. IF THE CONTRACT IS SURRENDERED AT THE END OF THE APPLICABLE TIME PERIOD:
                     Alger American Growth Portfolio..........................   $      81    $     110    $     141    $     249
                     Alger American Leveraged AllCap Portfolio................   $      84    $     119    $     157    $     280
                     Alger American MidCap Growth Portfolio...................   $      82    $     112    $     144    $     254
                     Alger American Small Capitalization Portfolio............   $      82    $     113    $     146    $     258
                     Fidelity VIP Equity-Income Portfolio.....................   $      79    $     104    $     131    $     227
                     Fidelity VIP Money Market Portfolio......................   $      76    $      95    $     116    $     198
                     Fidelity VIP High Income Portfolio.......................   $      83    $     114    $     149    $     264
                     Fidelity VIP Overseas Portfolios.........................   $      84    $     119    $     157    $     280
                     Fidelity VIP II Asset Manager Portfolio..................   $      81    $     109    $     139    $     244
                     Fidelity VIP II Investment Grade Bond Portfolio..........   $      79    $     104    $     131    $     227
                     MFS Total Return Series..................................   $      84    $     116    $     152    $     271
                     MFS Utilities Series.....................................   $      84    $     116    $     152    $     271
                     MFS World Governments Series.............................   $      84    $     116    $     152    $     271
                     AMT Balanced Portfolio...................................   $      84    $     119    $     157    $     280
                     AMT Limited Maturity Bond Portfolio......................   $      81    $     110    $     141    $     248
                     AMT Partners Portfolio...................................   $      83    $     115    $     150    $     266
                     OCC Global Equity Portfolio..............................   $      88    $     129    $     173    $     313
                     OCC Managed Portfolio....................................   $      83    $     113    $     147    $     261
                     OCC Small Cap Portfolio..................................   $      84    $     117    $     153    $     273


                    2. IF THE CONTRACT IS NOT SURRENDERED OR IF IT IS
                    ANNUITIZED:


                     Alger American Growth Portfolio..........   $      22    $      68    $     116    $     249
                     Alger American Leveraged AllCap
                      Portfolio...............................   $      25    $      77    $     131    $     280
                     Alger American MidCap Growth Portfolio...   $      22    $      69    $     118    $     254
                     Alger American Small Capitalization
                      Portfolio...............................   $      23    $      70    $     120    $     258
                     Fidelity VIP Equity-Income Portfolio.....   $      20    $      61    $     105    $     227
                     Fidelity VIP Money Market Portfolio......   $      17    $      53    $      91    $     198
                     Fidelity VIP High Income Portfolio.......   $      23    $      72    $     123    $     264
                     Fidelity VIP Overseas Portfolios.........   $      25    $      77    $     131    $     280
                     Fidelity VIP II Asset Manager
                      Portfolio...............................   $      21    $      66    $     113    $     244
                     Fidelity VIP II Investment Grade Bond
                      Portfolio...............................   $      20    $      61    $     105    $     227
                     MFS Total Return Series..................   $      24    $      74    $     127    $     271
                     MFS Utilities Series.....................   $      24    $      74    $     127    $     271
                     MFS World Governments Series.............   $      24    $      74    $     127    $     271
                     AMT Balanced Portfolio...................   $      25    $      77    $     131    $     280
                     AMT Limited Maturity Bond Portfolio......   $      22    $      67    $     115    $     248
                     AMT Partners Portfolio...................   $      24    $      72    $     124    $     266
                     OCC Global Equity Portfolio..............   $      28    $      87    $     148    $     313
                     OCC Managed Portfolio....................   $      23    $      71    $     122    $     261
                     OCC Small Cap Portfolio..................   $      24    $      75    $     128    $     273


                    The preceding tables are intended to assist the Owner in understanding the costs and expenses borne, directly or indirectly, by Premium Payments allocated to the Variable Account. These include the expenses of the Funds, certain of which are subject to expense reimbursement arrangements which may be subject to change. See the Funds' Prospectuses. In addition to the expenses listed above, charges for premium tax equivalents and charges for any Optional Death Benefit(s) selected may be applicable.

                    These examples reflect the annual $35 Account Fee as an annual charge of .07% of assets, based upon an anticipated average Annuity Account Value of $50,000.

                    THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION

                    The Variable Account commenced operations on April 10, 1995. The Sub-Accounts commenced operation on various dates thereafter. There follows, for each of the nineteen Variable Account Sub-Accounts available under the Contracts, information regarding the changes in the Accumulation Unit values from date of inception through December 31, 199 and January 1, 1996 through December 31, 1996, and the number of Accumulation Units outstanding at December 31, 1996:

                                                                    (IN DOLLARS)                    NUMBER OF
                                                      -----------------------------------------    ACCUMULATION
                                                       ACCUMULATION    ACCUMULATION ACCUMULATION      UNITS
                                                      UNIT BEGINNING   UNIT VALUE   UNIT VALUE     OUTSTANDING
                               SUB-ACCOUNT                 VALUE       AT 12/31/95  AT 12/31/96      12/31/96
                      ------------------------------  ---------------  -----------  -----------  ----------------
                      Alger American Growth
                       Portfolio                             10.00      12.385784    13.855323        1,330,936
                      Alger American Leveraged
                       AllCap Portfolio                      10.00      13.895178    15.364036          372,332
                      Alger American MidCap Growth
                       Portfolio                             10.00      13.106537    14.473761          677,431
                      Alger American Small Cap
                       Portfolio                             10.00      13.092181    13.460941        1,098,865
                      Fidelity VIP Equity-Income
                       Portfolio                             10.00      12.128673    13.679456        2,085,260
                      Fidelity VIP Money Market
                       Portfolio                             10.00      10.245402    10.658014          979,117
                      Fidelity VIP High Income
                       Portfolio                             10.00          *        10.802349          452,555
                      Fidelity VIP Overseas
                       Portfolio                             10.00          *        10.614394          178,578
                      Fidelity VIP II Asset Manager
                       Portfolio                              10.00     11.280365    12.758423          335,518
                      Fidelity VIP II Investment
                       Grade Bond Portfolio                   10.00     10.541110    10.734479          544,386
                      MFS Total Return Series                 10.00     11.003903    12.420693          706,567
                      MFS Utilities Series                    10.00     11.365171    13.292608          211,116
                      MFS World Governments Series            10.00     10.277969    10.552213          142,899
                      AMT Balanced Portfolio                  10.00     10.269633    10.832872          308,939
                      AMT Limited Maturity Bond
                       Portfolio                              10.00     10.547360    10.857343          337,716
                      AMT Partners Portfolio                  10.00     12.122020    15.500823          641,124
                      OCC Global Equity Portfolio             10.00     11.758951    13.347358          767,854
                      OCC Managed Portfolio                   10.00     11.143831    13.502565        2,477,621
                      OCC Small Cap Portfolio                 10.00     10.855343    12.718827          219,684
                      * Had not commenced operations as of December 31, 1995

THE COMPANY AND THE VARIABLE ACCOUNT

                    THE COMPANY. The Company is a stock life insurance company incorporated under the laws of Connecticut by special act of the Connecticut General Assembly in 1865. Its Home Office mailing address is Hartford, Connecticut 06152, Telephone
                    (203) 726-6000. It has obtained authorization to do business in fifty states, the District of Columbia and Puerto Rico. The Company issues group and individual life and health insurance policies and annuities. The Company has various wholly-owned subsidiaries which are generally engaged in the insurance business. The Company is a wholly-owned subsidiary of Connecticut General Corporation, Bloomfield, Connecticut. Connecticut General Corporation is wholly-owned by CIGNA Holdings Inc., Philadelphia, Pennsylvania which is in turn wholly-owned by CIGNA Corporation, Philadelphia, Pennsylvania. Connecticut General Corporation is the holding company of various insurance companies, one of which is Connecticut General Life Insurance Company.

                    THE VARIABLE ACCOUNT. The Variable Account was established by the Company as a separate account on January 25, 1994 pursuant to a resolution of its Board of Directors. Under Connecticut insurance law, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contracts described in this Prospectus, to the extent necessary to meet the Company's obligations thereunder. Although that portion of the assets maintained in the Variable Account equal to the reserves and other contract liabilities with respect to the Variable Account will not be charged with any liabilities arising out of any other business conducted by the Company, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

                    The Variable Account is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the 1940 Act and meets the definition of a separate account under the federal securities laws. Registration with the Commission does not involve supervision of the management or investment practices or policies of the Variable Account or of the Company by the Commission.

                    The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated to the Variable Account will be used to purchase Fund shares as designated by the Owner at their net asset value. Any and all distributions made by the Fund with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, account fees, mortality and expense risk charges, administrative expense charges, the cost of any Optional Death Benefit(s) and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will purchase and redeem Fund shares on an aggregate basis and will be fully invested in Fund shares at all times.

THE FUNDS

                    Each of the nineteen Sub-Accounts of the Variable Account is invested solely in shares of one of the nineteen Funds available as funding vehicles under the Contracts. Each of the Funds is a series of one of six Massachusetts or Delaware business trusts, collectively referred to herein as the "Trusts", each of which is registered as an open-end, diversified management investment company under the 1940 Act.

                    The Trusts and their investment advisers and distributors are:

                        Alger American Fund ("Alger Trust"), managed by Fred Alger Management, Inc., 75 Maiden Lane, New York, NY 10038; and distributed by Fred Alger & Company, Incorporated, 30 Montgomery Street, Jersey City, NJ 07302;


                        Variable Insurance Products Fund ("Fidelity VIP"), and Variable Insurance Products Fund II ("Fidelity VIP II"), managed by Fidelity Management & Research Company and distributed by Fidelity Distribution Corporation, 82 Devonshire Street, Boston, MA 02103;


                        MFS-Registered Trademark- Variable Insurance Trust ("MFS Trust"), managed by Massachusetts Financial Services Company and distributed by MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116;


                        Neuberger & Berman Advisers Management Trust ("AMT Trust"), managed and distributed by Neuberger & Berman Management Incorporated, 605 Third Avenue, 2nd Floor New York, NY 10158-0006;



                        OCC Accumulation Trust ("OCC Trust") (formerly Quest for Value Accumulation Trust), managed by OpCap Advisors (formerly Quest for Value Advisors) and distributed by OCC Distributors (formerly Quest for Value Distributors), One World Financial Center, New York, NY 10281.


                    Four Funds of ALGER Trust are available under the Contracts:
                        Alger American Growth Portfolio;
                        Alger American Leveraged AllCap Portfolio;
                        Alger American MidCap Growth Portfolio;
                        Alger American Small Capitalization Portfolio.


                    Four Funds of FIDELITY VIP are available under the
                    Contracts:


                        Equity-Income Portfolio ("Fidelity VIP Equity-Income
                    Portfolio");
                        Money Market Portfolio ("Fidelity VIP Money Market
                    Portfolio");
                        High Income Portfolio ("Fidelity VIP High Income
                    Portfolio");
                        Overseas Portfolio ("Fidelity VIP Overseas Portfolio").



                    Two Funds of FIDELITY VIP II are available under the
                    Contracts:


                        Asset Manager Portfolio ("Fidelity VIP II Asset Manager
                    Portfolio");
                        Investment Grade Bond Portfolio ("Fidelity VIP II
                    Investment Grade Bond Portfolio").


                    Three Funds of MFS Trust are available under the Contracts:
                        MFS Total Return Series;
                        MFS Utilities Series;
                        MFS World Governments Series.

                    Three Funds of AMT Trust are available under the Contracts:
                        Balanced Portfolio;
                        Limited Maturity Bond Portfolio;
                        Partners Portfolio.

                    Three Funds of OCC Trust are available under the Contracts:
                        Global Equity Portfolio;
                        Managed Portfolio;
                        Small Cap Portfolio.

                    The investment advisory fees charged the Funds by their advisers are shown in the Fee Table at pages 8 and 9 of this Prospectus.

                    There follows a brief description of the investment objective and program of each Fund. There can be no assurance that any of the stated investment objectives will be achieved.

                    ALGER AMERICAN GROWTH PORTFOLIO (Large Cap Stocks): Seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of $1 billion or greater.

                    ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO (Large Cap Stocks): Seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, with the ability to engage in leveraging (up to one-third of assets) and options and futures transactions.


                    ALGER AMERICAN MIDCAP GROWTH PORTFOLIO (Mid Cap Stocks):
                    Seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies whose total market capitalization lies within the range of companies included in the S & P MidCap 400 Index.



                    ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO (Small Cap Stocks): Seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies whose total market capitalization lies within the range of companies included in the Russell 2000 Growth Index or the S&P SmallCap Index.



                    FIDELITY VIP II ASSET MANAGER PORTFOLIO (Balanced or Total Return): Seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.



                    FIDELITY VIP II INVESTMENT GRADE BOND PORTFOLIO (Fixed Income -- Intermediate Term Bonds): Seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities.



                    FIDELITY VIP EQUITY-INCOME PORTFOLIO (Large Cap Stocks):
                    Seeks reasonable income by investing primarily in income-producing equity securities, with some potential for capital appreciation, seeking a yield that exceeds the composite yield on the securities comprising the Standard and Poor's Composite Index of 500 Stocks.



                    FIDELITY VIP MONEY MARKET PORTFOLIO (Money Market): Seeks as high a level of current income as is consistent with preserving capital and providing liquidity, through investment in high quality U.S. dollar denominated money market securities of domestic and foreign issuers.



                    FIDELITY VIP HIGH INCOME PORTFOLIO (High Yield Bonds): Seeks high current income by investing mainly in high yielding debt securities, with an emphasis on lower quality securities.



                    FIDELITY VIP OVERSEAS PORTFOLIO (International Equity):
                    Seeks long term growth of capital by investing mainly in foreign securities.


                    MFS TOTAL RETURN SERIES (Balanced or Total Return): Seeks primarily to obtain above-average income, (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

                    MFS UTILITIES SERIES (Specialty): Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal circumstances, at least 65% of its assets in equity and debt securities of utility companies.

                    MFS WORLD GOVERNMENTS SERIES (International Fixed Income):
                    Seeks not only preservation, but also growth, of capital together with moderate current income through a professionally managed, internationally diversified portfolio consisting primarily of debt securities and to a lesser extent equity securities.


                    NEUBERGER&BERMAN AMT BALANCED PORTFOLIO (Balanced or Total Return): Seeks long-term capital growth and reasonable current income without undue risk to principal.



                    NEUBERGER&BERMAN AMT LIMITED MATURITY BOND PORTFOLIO (Short to Intermediate-Term Bonds): Seeks the highest current income consistent with low risk to principal and liquidity; and secondarily, total return.



                    NEUBERGER&BERMAN AMT PARTNERS PORTFOLIO (Large Cap Stocks):
                    Seeks capital growth. Invests primarily in common stocks of medium to large capitalization established companies, using the value-oriented investment approach. The Portfolio seeks capital growth through an investment approach that is designed to increase capital with reasonable risk. The portfolio manager seeks securities believed to be undervalued based on strong fundamentals such as low price-to-earnings ratios, consistent cash flow, and support from asset values.


                    OCC GLOBAL EQUITY PORTFOLIO (International Stocks): Seeks long-term capital appreciation through a global investment strategy primarily involving equity securities.

                    OCC MANAGED PORTFOLIO (Balanced or Total Return): Seeks growth of capital over time through investment in a portfolio of common stocks, bonds and cash equivalents, the percentage of which will vary based on management's assessments of relative investment values.

                    OCC SMALL CAP PORTFOLIO (Small Cap Stocks): Seeks capital appreciation through investments in a diversified portfolio of equity securities of companies with market capitalizations of under $1 billion.


                    The Neuberger&Berman AMT Partners Portfolio,
                    Neuberger&Berman AMT Limited Maturity Bond Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP II Asset Manager Portfolio, Fidelity VIP High Income Portfolio, Fidelity VIP Overseas Portfolio, MFS Total Return Series, MFS Utilities Series, MFS World Governments Series, OCC Global Equity Portfolio, OCC Managed Portfolio, and the OCC Small Cap Portfolio funds may invest in non-investment grade, high yield, high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual Fund prospectuses.


                    GENERAL

                    There is no assurance that the investment objective of any of the Funds will be met. Contract Owners bear the complete investment risk for Annuity Account Values allocated to a Variable Account Sub-Account. Each such Sub-Account involves inherent investment risk, and such risk varies significantly among the Sub-Accounts. Contract Owners should read each Fund's prospectus carefully and understand the Funds' relative degrees of risk before making or changing investment choices. Additional Funds may, from time to time, be made available as investments to underlie the Contracts. However, the right to make such selections will be limited by the terms and conditions imposed on such transactions by the Company (See "Premium Payments and Contract Value -- Allocation of Premium Payments").

                    SUBSTITUTION OF SECURITIES

                    If the shares of any Fund should no longer be available for investment by the Variable Account or if, in the judgment of the Company, further investment in such shares should become inappropriate in view of the purpose of the Contracts, the Company may substitute shares of another Fund. No substitution of securities in any Sub-Account may take place without prior approval of the Commission and under such requirements as it may impose.

                    VOTING RIGHTS

                    In accordance with its view of present applicable law, the Company will vote the shares of each Fund held in the Variable Account at special meetings of the shareholders of the particular Trust in accordance with written instructions received from persons having the voting interest in the Variable Account. The Company will vote shares for which it has not received instructions, as well as shares attributable to it, in the same proportion as it votes shares for which it has received instructions. The Trusts do not hold regular meetings of shareholders. Shareholder votes take place whenever state law or the 1940 Act so require, for example on certain elections of Board of Trustees, the initial approval of investment advisory contracts and changes in investment objectives and fundamental investment policies.

                    The number of shares which a person has a right to vote will be determined as of a date to be chosen by the Company not more than sixty (60) days prior to the meeting of the particular Trust. Voting instructions will be solicited by written communication at least fourteen (14) days prior to the meeting.

                    The Funds' shares are issued and redeemed only in connection with variable annuity contracts and variable life insurance policies issued through separate accounts of the Company and other life insurance companies. The Trusts do not foresee any disadvantage to Contract Owners arising out of the fact that shares may be made available to separate accounts which are used in connection with both variable annuity and variable life insurance products. Nevertheless, the Trusts' Boards intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force a Fund to sell portfolio securities at disadvantageous prices.

PREMIUM PAYMENTS AND CONTRACT VALUE

                    PREMIUM PAYMENTS

                    The Contracts may be purchased under a flexible premium payment plan. Premium Payments are payable in the frequency and in the amount selected by the Contract Owner. The initial Premium Payment is due on the Effective Date. It must be at least $2,000. Subsequent Premium Payments must be at least $100. These minimum amounts are not waived for Qualified Plans. The Company reserves the right to decline any application or order to purchase or Premium Payment. A Premium Payment in excess of $1 million requires preapproval by the Company.

                    The Company may, at its sole discretion, offer special premium payment programs and/ or waive the minimum payment requirements.

                    The Contract Owner may elect to increase, decrease or change the frequency of Premium Payments.

                    ALLOCATION OF PREMIUM PAYMENTS

                    Premium Payments are allocated to one or more of the appropriate Sub-Accounts within the Variable Account and Fixed Account as selected by the Contract Owner. For each Variable Account Sub-Account, the Premium Payments are converted into Accumulation

                    Units. The number of Accumulation Units credited to the Contract is determined by dividing the Premium Payment allocated to the Sub-Account by the value of the Accumulation Unit for the Sub-Account.

                    The Company will allocate the initial Premium Payment directly to the Sub-Account(s) selected by the Owner unless state law requires, during the right-to-examine period, a refund of Premium Payments rather than Annuity Account Value.

                    Transfers do not necessarily affect the allocation instructions for payments. Subsequent payments will be allocated as directed by the Owner; if no direction is given, the allocation will be that which has been most recently directed for payments by the Owner. The Owner may change the allocation of future payments without fee, penalty or other charge upon written notice to the Annuity & Variable Life Services Center. A change will be effective for payments received on or after receipt of the written notice of change.

                    Any Premium Payment at the time of any allocation may be allocated to a single or multiple sub-accounts in whole percentages (e.g., 12%). No allocation can be made which would result in a Variable Account Sub-Account of less than $50 or a Fixed Account Sub-Account value of less than $2,000. Further, at this time, no more than 18 Fixed Account and Variable Account Sub-Accounts may be opened during the life of the Contract. The Company may expand this number at a future date.

                    The Company may, at its sole discretion, waive minimum premium allocation requirements or minimum Variable Account Sub-Account requirements.

                    For initial Premium Payments, if the application or order to purchase for a Contract is in good order, the Company will apply the Premium Payment to the Variable Account and credit the Contract with Accumulation Units within two business days of receipt at the Accumulation Unit Value for the Valuation Period during which the Premium Payment is accepted unless state law requires, during the right-to-examine period, a refund of Premium Payments rather than Annuity Account Value.

                    If the application or order to purchase for a Contract is not in good order, the Company will attempt to get it in good order or the Company will return the application or order to purchase and the Premium Payment within five business days. The Company will not retain a Premium Payment for more than five business days while processing an incomplete application or order to purchase unless it has been so authorized by the purchaser.

                    For each subsequent Premium Payment, the Company will apply such payment to the Variable Account and credit the Contract with Accumulation Units at the Accumulation Unit Value for the Valuation Period during which each such payment was received in good order.

                    OPTIONAL VARIABLE ACCOUNT SUB-ACCOUNT ALLOCATION PROGRAMS

                    The Contract Owner may elect to enroll in either of the following programs. However, both programs cannot be in effect at the same time.

                    DOLLAR COST AVERAGING

                    Dollar Cost Averaging is a program which, if elected by the Contract Owner, systematically allocates specified dollar amounts from the Money Market Sub-Account or the One-Year Fixed Account Sub-Account to one or more of the Contract's Variable Account Sub-Account at regular intervals as selected by the Contract Owner. By allocating on a regularly scheduled basis as opposed to allocating the total amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations.

                    Dollar Cost Averaging may be selected by establishing a Money Market Sub-Account of at least $1,000 or the One-Year Fixed Account Sub-Account value of at least $2,000. The minimum amount per month to allocate is $50 (subject to the 18 Sub-Account limitation described under "Allocation of Premium Payments" above). Enrollment in this program may occur at any time by calling the Annuity & Variable Life Services Center or by providing the information requested on the Dollar Cost Averaging election form to the Company and ensuring that sufficient value is in the Money Market Sub-Account or the One-year Fixed Account Sub-Account. Transfers to any Fixed Account Sub-Account or from a Fixed Account Sub-Account other than the One-Year Fixed Account Sub-Account are not permitted under Dollar Cost Averaging. The Company may, at its sole discretion, waive Dollar Cost Averaging minimum deposit and transfer requirements.

                    Dollar Cost Averaging will terminate when any of the following occurs: (1) the number of designated transfers has been completed; (2) the value of the Money Market Sub-Account or the One-Year Fixed Sub-Account is insufficient to complete the next transfer; (3) the Owner requests termination by telephone or in writing and such request is received at least one week prior to the next scheduled transfer date to take effect that month; or (4) the Contract is surrendered.

                    The Dollar Cost Averaging program is not available following the Annuity Date. There is no current charge for Dollar Cost Averaging but the Company reserves the right to charge for this program.

                    AUTOMATIC REBALANCING

                    Automatic Rebalancing is an option which, if elected by the Contract Owner, periodically restores to a pre-determined level the percentage of Contract Value allocated to each Variable Account Sub-Account (e.g. 20% Money Market, 50% Growth, 30% Utilities). This pre-determined level will be the allocation initially selected when the Contract was purchased, unless subsequently changed. The Automatic Rebalancing allocation may be changed at any time by submitting a request to the Company.

                    If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Variable Account Sub-Accounts must be subject to Automatic Rebalancing. The Fixed Account Sub-Account is not available for Automatic Rebalancing.

                    Automatic Rebalancing may take place on either a quarterly, semi-annual or annual basis, as selected by the Owner. Once the rebalancing option is activated, any Variable Account Sub-Account transfers executed outside of the rebalancing option will terminate the Automatic Rebalancing option. Any subsequent premium payment or withdrawal that modifies the net account balance within each Variable Account Sub-Account may also cause termination of the Automatic Rebalancing option. Any such termination will be confirmed to the Owner. The Owner may terminate the Automatic Rebalancing option or re-enroll at any time by calling or writing the Annuity & Variable Life Services Center.

                    The Automatic Rebalancing program is not available following the Annuity Date. There is no current charge for Automatic Rebalancing but the Company reserves the right to charge for this program.

                    CONTRACT VALUE

                    The value of the Contract is the sum of the values attributable to the Contract for each Fixed and Variable Sub-Account. The value of each Variable Sub-Account is determined by multiplying the number of Accumulation Units attributable to the Contract in the Sub-Account by the value of an Accumulation Unit for the Sub-Account.

                    ACCUMULATION UNIT

                    Premium Payments allocated to the Variable Account are converted into Accumulation Units. This is done by dividing each Premium Payment by the value of an Accumulation Unit for the Valuation Period during which the Premium Payment is allocated to the Variable Account. The Accumulation Unit value for each Sub-Account was or will be set initially at $10. It may increase or decrease from Valuation Period to Valuation Period. The Accumulation Unit value for any later Valuation Period is determined by multiplying the Accumulation Unit Value for that Sub-Account for the preceding Valuation Period by the Net Investment Factor for the current Valuation Period. The Net Investment Factor is calculated as follows:

                    The Net Investment Factor for any Variable Account Sub-Account for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result, where:
                    (a) is the net result of:
                       (1)the net asset value (as described in the prospectus
                          for the Fund) of a Fund share held in the Variable Account Sub-Account determined as of the end of the Valuation Period, plus
                       (2)the per share amount of any dividend or other
                          distribution declared by the Fund on the shares held in the Variable Account Sub-Account if the "ex-dividend" date occurs during the Valuation Period, plus or minus
                       (3)a per share credit or charge with respect to any taxes
                          paid or reserved for by the Company during the Valuation Period which are determined by the Company to be attributable to the operation of the Variable Account Sub-Account;
                    (b) is the net asset value of a Fund share held in the
                        Variable Account Sub-Account determined as of the end of the preceding Valuation Period; and
                    (c) is the asset charge factor determined by the Company for the Valuation Period to reflect the charges for assuming the mortality and expense risks and for administrative expenses.

                    The asset charge factor for any Valuation Period is equal to the daily asset charge factor multiplied by the number of 24-hour periods in the Valuation Period.

CHARGES AND DEDUCTIONS

                    Various charges and deductions are made from Annuity Account Values and the Variable Account. These charges and deductions are:

                    CONTINGENT DEFERRED SALES CHARGE (SALES LOAD)

                    Upon a partial withdrawal or full surrender, a Contingent Deferred Sales Charge (sales load) will be calculated and will be deducted from the Annuity Account Value. This Charge reimburses the Company for expenses incurred in connection with the promotion, sale and distribution of the Contracts. The Contingent Deferred Sales Charge applies only to those Premium Payments received within seven (7) years of the date of partial withdrawal or full surrender. In calculating the Contingent Deferred Sales Charge, Premium Payments are allocated to the amount surrendered or withdrawn on a first-in, first-out basis. The amount of the Contingent Deferred Sales Charge is calculated by:

                    (a) allocating Premium Payments to the amount withdrawn or surrendered; (b) multiplying each allocated Premium Payment that has been held under the Contract for the period shown below by the charge shown below:

   YEARS SINCE
     PAYMENT           CHARGE
------------------     ------
       0-1                   7%
       1-2                   6%
       2-3                   5%
       3-4                   4%
       4-5                   3%
       5-6                   2%
       6-7                   1%
        7+                   0

                    and (c) adding the products of each multiplication in (b) above. The charge will not exceed 7% of the Premium Payments. Any applicable negative Market Value Adjustment and Account Fee will be deducted before application of the Contingent Deferred Sales Charge. The charge is not imposed on any death benefit paid or upon amounts applied to an annuity option.

                    A Contract Owner may, not more frequently than once each Contract Year, make a withdrawal of up to fifteen percent (15%) of Premium Payments, or any remaining portion thereof, without incurring a Contingent Deferred Sales Charge. The earliest Premium Payments remaining in the Contract will be deemed withdrawn first under this Fifteen Percent Free, even if no Contingent Deferred Sales Charge would have been assessed on such a withdrawal. No Contingent Deferred Sales Charge will be deducted on withdrawals from Premium Payments which have been held under the Contract for more than seven
                    (7) Contract Years or from annuity payments. The Company may also eliminate or reduce the Contingent Deferred Sales Charge under the Company procedures then in effect.

                    For a partial withdrawal, unless the Owner designates otherwise, the Contingent Deferred Sales Charge will be deducted proportionately from the Sub-Account(s) from which the withdrawal is to be made by cancelling Accumulation Units from each applicable Sub-Account in the ratio that the value of each Sub-Account bears to the total of the values of the Sub-Accounts from which the partial withdrawal is made. If the value(s) of such Sub-Account(s) are insufficient, the amount payable on the withdrawal will be net of any remaining Contingent Deferred Sales Charges unless the Owner and the Company agree otherwise.


                    Commissions of up to 7.00% will be paid to broker-dealers who sell the Contracts, and the Company will incur promotional or distribution expenses associated with the marketing of the Contracts. To the extent that the Contingent Deferred Sales Charge is insufficient to cover the actual cost of distribution, the Company may use any of its corporate assets, including potential profit which may arise from the Mortality and Expense Risk Charge, to make up any difference.


                    MORTALITY AND EXPENSE RISK CHARGE

                    The Company deducts on each Valuation Date a Mortality and Expense Risk Charge which is equal, on an annual basis, to 1.20% of the average daily net assets of the Variable Account (consisting of approximately .70% for mortality risks and approximately .50% for expense risks). The mortality risks assumed by the Company arise from its contractual obligation to make annuity payments after the Annuity Date for the life of the Annuitant in accordance with annuity rates guaranteed in the Contracts. The expense risk assumed by the Company is that all actual expenses involved in administering the Contracts, including Contract maintenance costs, administrative costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, and the costs of other services may exceed the amount recovered from the Account Fee and the Administrative Expense Charge.

                    If the Mortality and Expense Risk Charge is insufficient to cover the actual costs, the loss will be borne by the Company. Conversely, if the amount deducted proves more than sufficient, the excess will be a profit to the Company. The Company expects to profit from this charge.

                    The Mortality and Expense Risk Charge is guaranteed by the Company and cannot be increased.

                    ADMINISTRATIVE EXPENSE CHARGE

                    The Company deducts on each Valuation Date an Administrative Expense Charge which is equal, on an annual basis, to 0.10% of the average daily net assets of the Variable Account. This charge is to reimburse the Company for a portion of its expenses in administering the Contracts. This charge is guaranteed by the Company and cannot be increased, and the Company will not derive a profit from this charge.

                    ACCOUNT FEE

                    The Company deducts an annual Account Fee of $35 from the Annuity Account Value on the last Valuation Date of each Contract Year. This charge, like the Administrative Expense Charge, is to reimburse the Company for a portion of its administrative expenses (see above). Prior to the Annuity Date, this charge is deducted by cancelling Accumulation Units from each applicable Sub-Account in the ratio that the value of each Sub-Account bears to the total Annuity Account Value. When the Contract is annuitized or surrendered for its full Surrender Value on other than a Contract Anniversary, the Account Fee will be prorated at the time of surrender or annuitization. On and after the Annuity Date, the Account Fee will be collected proportionately from the Sub-Account(s) on which the Variable Annuity payment is based, prorated on a monthly basis and will result in a reduction of the annuity payments. The Account Fee will be waived for any Contract Year in which the Annuity Account Value equals or exceeds $100,000 as of the last Valuation Date of the Contract Year.

                    PREMIUM TAX EQUIVALENTS

                    Premium tax equivalents or other taxes payable to a state, municipality or other governmental entity will be charged against Annuity Account Value. Premium taxes currently imposed by certain states on the Contracts offered hereby range from 0% to 3.5% of Premiums paid. Some states assess premium taxes at the time Premium Payments are made; others assess premium taxes at the time annuity payments begin. The Company will, in its sole discretion, determine when taxes have resulted from: the investment experience of the Variable Account; receipt by the Company of the Premium Payment(s); or commencement of annuity payments. The Company may, at its sole discretion, pay taxes when due and deduct an equivalent amount reflecting investment experience from the Annuity Account Value at a later date. Payment at an earlier date does not waive any right the Company may have to deduct amounts at a later date.

                    INCOME TAXES

                    While the Company is not currently maintaining a provision for federal income taxes, the Company has reserved the right to establish a provision for income taxes if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Variable Account. The Company will deduct for any income taxes incurred by it as a result of the operation of the Variable Account whether or not there was a provision for taxes and whether or not it was sufficient.

                    FUND EXPENSES

                    There are other deductions from, and expenses paid out of, the assets of the Funds which are described in the accompanying Funds' prospectuses.

                    TRANSFER FEE

                    Prior to the Annuity Date, a Contract Owner may transfer all or a part of the Annuity Account Value in a Sub-Account to another Sub-Account without the imposition of any transfer fee or charge if there have been no more than twelve transfers made in the Contract Year. For additional transfers, the Company reserves the right to deduct a transfer fee of up to $10 per transfer. Prescheduled automatic Dollar Cost Averaging or Automatic Rebalancing transfers are not counted toward the twelve transfer limit. The Company reserves the right to charge a fee of up to $10 for each transfer after the Annuity Date. The transfer fee at any given time will not be set at a level greater than its cost and will contain no element of profit.

                    OPTIONAL DEATH BENEFIT

                    If no Optional Death Benefit is selected, the death benefit under the Contract will be the Annuity Account Value as of the date of payment of the death benefit. No additional charge is imposed for that death benefit.

                    For an additional charge, as described below, an Optional Death Benefit can be selected at the time the Contract is applied for. Under each form of Optional Death Benefit, the death benefit payable will be the greater of the Annuity Account Value or some other amount as of the date of payment of the death benefit. That other amount can be one or more of

                    OPTION A. Premium Payments made, less partial withdrawals.

                    OPTION B. Premium Payments made, less partial withdrawals, with interest compounded daily at a rate equivalent to 5% per year during the first seven Contract Years. As of the beginning of the eighth Contract Year, the amount of death benefit will decrease and thereafter be equal to total Premium Payments made, less partial withdrawals. Only available if the Owner (or the Annuitant, if the Owner is a non-natural person) has not reached his or her 72nd birthday at the Effective Date.

                    OPTION C. The Annuity Account Value on the seven-year Contract Anniversary immediately preceding the date the death benefit election is effective or is deemed to become effective, adjusted for any subsequent Premium Payments and partial withdrawals and charges made between the immediate preceding seven-year Contract Anniversary and the date and death benefit election is effective or is deemed to become effective (as referenced herein, seven-year Contract Anniversary means the seventh Contract Anniversary and each succeeding Contract Anniversary occurring at any seven-year interval thereafter, for example, the 7th, 14th and 21st Contract Anniversaries).

                    OPTION D. The highest Annuity Account Value ever attained on a Contract Anniversary date, with adjustments for any subsequent Premium Payments and partial withdrawals made since the last determination of such highest value.

                    Once an election of one or more of these Optional Death Benefits has been made, it will remain in effect for the life of the Contract unless the Owner chooses, by written notice to the Annuity & Variable Life Services Center, to discontinue such election. The Owner can only give one notice of discontinuance; such notice must address the discontinuance of one or more of the Optional Death Benefit(s) previously chosen. If no Optional Death Benefit(s) are selected initially, they cannot be added later, nor can the Owner change an initial selection to add Optional Death Benefit(s) after the Contract is issued.

                    At each Contract Anniversary, a charge may be made against Annuity Account Value (prorated among the Sub-Accounts used in the Contract, if more than one be used) for any Optional Death Benefit in effect for all or a portion of the Contract Year then ended. Such charge will be computed in the following manner, assuming for the sake of illustration that the Optional Death Benefit is in effect for the entire Contract Year.

                    On the last business day of each Contract Month during the Contract Year, the Company will calculate whether the amount payable under any of the Optional Death Benefits in effect on that date would exceed the Annuity Account Value on that date. If it would not exceed the Annuity Account Value on that date, then no charge for the Optional Death Benefit is accrued as of that date. If it would exceed the Annuity Account Value on that date, then a charge for the Optional Death Benefit is accrued as of that date. That charge is computed in accordance with mortality tables which are made a part of the Contract reflecting the Owner's age and gender classification (in accordance with state law) is computed on the Amount at Risk, which is the excess of the Optional Death Benefit over the Annuity Account Value on the last business day of the Contract Month. If the Owner is a corporation, partnership or other non-natural person, the measuring life will be the Annuitant's. No deduction is actually made from Annuity Account Value for the Optional Death Benefit until the Contract Anniversary except upon a full surrender or annuitization of the Contract or upon the payment of a Death Benefit, when the sum of any charges accrued at the end of each Contract Month during the Contract Year is deducted.

                    The annual rate per $1,000 of Amount at Risk charged for the Optional Death Benefit(s) is set forth in the following table:

                                                                   COST OF OPTIONAL DEATH
                                                                         BENEFIT(S)
                                                                   ANNUAL RATE PER $1,000
                                                                      OF AMOUNT AT RISK
                                                               -------------------------------
                           ATTAINED AGE                          MALE      FEMALE     UNISEX
-------------------------------------------------------------  ---------  ---------  ---------
                     less than 40............................  $    2.40  $    1.99  $    2.20
                     40-45...................................       3.02       2.54       2.78
                     46-50...................................       4.92       4.02       4.47
                     51-55...................................       7.30       5.70       6.50
                     56-60...................................      11.46       8.34       9.90
                     61-65...................................      17.54      11.55      14.55
                     66-70...................................      27.85      18.19      23.02
                     71-75...................................      43.30      27.57      35.44
                     76-80...................................      70.53      47.33      58.93
                     81-85...................................     117.25      87.04     102.15
                     86-90...................................     179.55     147.37     163.46
                     91+.....................................     400.00     380.00     390.00

                    If, for example, at the end of a Contract Month the Optional Death Benefit (assuming payment of a death benefit on that date) were $40,000 and the Annuity Account Value were $30,000, the Amount at Risk would be $10,000. Suppose the Owner (or, if applicable, the Annuitant) were a female age
                    57. The charge accrued for the Optional Death Benefit that month would be 10 X $8.34, divided by 12 (reflecting one-twelfth of a year), or $6.95. If that proved to be the only Contract Month end during the Contract Year at which there were an Amount at Risk, that would be the only Optional Death Benefit charge accrued during the Contract Year. There is no daily deduction of a percentage of Annuity Account Values for any Optional Death Benefit. (See Appendix
                    1).

OTHER CONTRACT FEATURES

                    OWNERSHIP

                    The Contract Owner has all rights and may receive all benefits under the Contract. The Contract Owner may change the Contract Owner at any time. If the Contract Owner dies, a death benefit will be paid to the Beneficiary upon proof of the Contract Owner's death. If the Owner is a corporation, partnership or other non-natural person, the death benefit is paid upon receipt of due proof of the Annuitant's death. A change of Contract Owner will automatically revoke any prior designation of Contract Owner. A request for change must be: (1) made in writing; and (2) received by the Company at its Annuity & Variable Life Services Center. The change will become effective as of the date the written request is signed. A new designation of Contract Owner will not apply to any payment made or action taken by the Company prior to the time it was received. Any Optional Death Benefit in effect at the time of a change of ownership will remain in effect. The cost of the Optional Death Benefit(s) will be based on the attained age of the new Owner (or the Annuitant, if the new Owner is a non-natural person).

                    For non-qualified contracts, in accordance with Code Section 72(u), a deferred annuity contract held by a corporation or other entity that is not a natural person is not treated as an annuity contract for tax purposes. Income on the contract is treated as ordinary income received by the owner during the taxable year. But in accordance with Code Section 72(u), an annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

                    ASSIGNMENT

                    The Contract Owner may assign the Contract at any time during his or her lifetime. Unless provided otherwise, an assignment will not affect the interest of any previously indicated Beneficiary. The Company will not be bound by any assignment until written notice is received by the Company at its Annuity & Variable Life Services Center. The Company is not responsible for the validity of any assignment. The Company will not be liable as to any payment or other settlement made by the Company before such assignment has been recorded at the Company's Annuity & Variable Life Services Center.

                    If the Contract is issued pursuant to a Qualified Plan, it may not be assigned, pledged or otherwise transferred except as may be allowed under applicable law.

                    BENEFICIARY

                    The Beneficiary is named when the Contract is applied for and, unless changed, is entitled to receive any death benefits to be paid. Prior to the Annuity Date, death benefits are paid to the Beneficiary on the death of the Owner.

                    CHANGE OF BENEFICIARY

                    The Contract Owner may change a Beneficiary by filing a written request with the Company at its Annuity & Variable Life Services Center unless an irrevocable Beneficiary designation was previously filed. After the change is recorded, it will take effect as of the date the request was signed. If the request reaches the Annuity & Variable Life Services Center after the Annuitant or Contract Owner, as applicable, dies but before any payment is made, the change will be valid. The Company will not be liable for any payment made or action taken before it records the change.

                    ANNUITANT

                    The Annuitant must be a natural person. The maximum age of the Annuitant on the Effective Date is 90 years old. The Annuitant may be changed at any time prior to the Annuity Date. Joint Annuitants are allowed at the time of annuitization only, if the Company chooses to make a joint and survivor annuity payment option available in addition to the options provided in the Contract. The Annuitant has no rights or privileges prior to the Annuity Date. When an Annuity Option is elected, the amount payable as of the Annuity Date is based on the age and gender classification (in accordance with state law) of the Annuitant, as well as the Option selected and the Annuity Account Value.

                    TRANSFER OF CONTRACT VALUES BETWEEN SUB-ACCOUNTS

                    Prior to the Annuity Date, the Contract Owner may transfer all or part of the Annuity Account Value in a Sub-Account to another Sub-Account without the imposition of any fee or charge if there have been no more than twelve transfers made in the Contract Year. For additional transfers, the Company reserves the right to deduct a transfer fee of up to $10 (See "Charges and Deductions -- Transfer Fee"). This Contract is not designed for professional market timing organizations or other entities using programmed and frequent transfers.

                    After the Annuity Date, provided a variable annuity option was selected, the Contract Owner may make up to three transfers between Variable Sub-Accounts in any Contract Year.

                    All transfers are subject to the following:
                    a. The deduction of any transfer fee that may be imposed.
                       The transfer fee will be deducted from the amount which is transferred if the entire amount in the Sub-Account is being transferred, otherwise from the Sub-Account from which the transfer is made.
                    b. The minimum amount which may be transferred is the lesser of (i) $2,000 per Fixed Account Sub-Account or $50 per Variable Account Sub-Account; or (ii) the Contract Owner's entire interest in the Sub-Account. The Company, at its sole discretion may waive these minimum requirements.
                    c. No partial transfer will be made if the Contract Owner's remaining Contract Value in the Sub-Account will be less than $100.
                    d. Transfers will be effected during the Valuation Period
                       next following receipt by the Company of a written transfer request (or by telephone, if authorized) containing all required information. However, no transfer may be made effective within seven calendar days of the date on which the first annuity payment is due. Transfers are not permitted during the right-to-examine period.
                    e. Any transfer request must clearly specify the amount
                       which is to be transferred and the Sub-Accounts which are to be affected.
                    f. Transfers of all or a portion of any Fixed Account
                       Sub-Account values are subject to any applicable Market Value Adjustment;
                    g. The Company reserves the right to defer transfers from
                       any Fixed Account Sub-Account for up to six months after date of receipt of the transfer request;
                    h. Transfers involving the Variable Account Sub-Accounts are subject to such restrictions as may be imposed by the Funds;
                    i. The Company reserves the right at any time and without
                       prior notice to any party to terminate, suspend or modify the transfer privileges described above.
                    j. After the Annuity Date, transfers may not take place
                       between a Fixed Annuity Option and a Variable Annuity Option.

                    k. The Company reserves the right to reject any premium
                       allocation or transfer which would cause the Fixed Account Sub-Account values in aggregate to exceed then current Company limits.

                    Transfers between Sub-Accounts may be made by calling or writing the Annuity & Variable Life Services Center. Transfer requests must be received prior to 4:00 Eastern Time in order to be effective that day.

                    Transfers between any Sub-Accounts may be suspended or postponed during any periiod in which the New York Stock Exchange is closed or has suspended trading.

                    PROCEDURES FOR TELEPHONE TRANSFERS

                    Owners may effect telephone transfers by calling the Annuity & Variable Life Services Center.

                    The Company will take the following procedures to confirm that instructions communicated by telephone are genuine. Before a service representative accepts any request, the caller will be asked for specific information to validate the request. All calls will be recorded. All transactions performed will be confirmed by the Company in writing. The Company is not liable for any loss, cost or expense for acting on telephone instructions which are believed to be genuine in accordance with these procedures.

                    SURRENDERS AND PARTIAL WITHDRAWALS

                    While the Contract is in force and before the Annuity Date, the Company will, upon written request to the Company by the Contract Owner, allow the surrender or partial withdrawal of all or a portion of the Contract for its Surrender Value. Surrenders or partial withdrawals will result in the cancellation of Accumulation Units from each applicable Sub-Account in the ratio that the value of each Sub-Account bears to the total Annuity Account Value, unless the Contract Owner specifies in writing in advance which units are to be cancelled. The Company will pay the amount of any surrender or partial withdrawal within seven (7) days of receipt of a valid request, unless the "Delay of Payments" provision is in effect. (See "Delay of Payments and Transfers")

                    Certain tax withdrawal penalties and restrictions may apply to surrenders and partial withdrawals from Contracts. (See "Tax Matters.") Contract Owners should consult their own tax counsel or other tax adviser regarding any surrenders and partial withdrawals.

                    The Surrender Value is the Annuity Account Value for the Valuation Period next following the Valuation Period during which the written request to the Company for surrender is received, reduced, in the case of full surrender, by the sum of:
                    a. any applicable premium tax equivalents not previously
                       deducted;
                    b. any applicable Account Fee;
                    c. any applicable Contingent Deferred Sales Charge; and
                    d. any applicable accrued charges for the Optional Death
                       Benefit(s), and in the case of partial withdrawals, by the sum of: a and c above.

                    DELAY OF PAYMENTS AND TRANSFERS

                    The Company reserves the right to suspend or postpone payments or transfers for any period when:
                    1. the New York Stock Exchange is closed (other than
                       customary weekend and holiday closings);
                    2. trading on the New York Stock Exchange is restricted;

                    3. an emergency exists as a result of which disposal of
                       securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets; or
                    4. during any other period when the Commission, by order, so permits for the protection of Contract Owners.

                    The applicable rules and regulations of the Commission will govern as to whether the conditions described in 2. and 3. exist.

                    The Company reserves the right to defer the payment or transfer of amounts withdrawn from any Fixed Account Sub-Account for a period not to exceed six months from the date written request for such withdrawal or transfer is received by the Company. If payment or transfer is deferred beyond thirty (30) days, the Company will pay interest of not less than 3% per year on amounts so deferred.

                    In addition, payment of the amount of any withdrawal derived, all or in part, from any Premium Payment paid to the Company by check or draft may be postponed until the Company determines the check or draft has been honored.

                    DEATH OF THE CONTRACT OWNER BEFORE THE ANNUITY DATE

                    In the event of death of the Contract Owner (or the Annuitant, if the Owner is a non-natural person) prior to the Annuity Date, a death benefit is payable to the Beneficiary designated by the Owner. The value of the death benefit will be determined as of the Valuation Period next following the date both due proof of death (a certified copy of the Death Certificate) and a payment election are received by the Company. Unless an Optional Death Benefit is selected and in effect, the value of the death benefit is equal to the Annuity Account Value. The Beneficiary may, at any time before the end of the sixty (60) day period immediately following receipt of due proof of death by the Company, elect the death benefit to be paid as follows:
                    1. the payment of the entire death benefit within five years of the date of the death of the Owner or Annuitant, whichever is applicable; or
                    2. payment over the lifetime of the designated Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary, with distribution beginning within one year of the date of death of the Owner or Annuitant, whichever is applicable (see "Annuity Provisions -- Annuity Options"); or
                    3. payment in accordance with one of the settlement options under the Contract (see "Annuity Provisions -- Annuity Options"); or
                    4. if the designated Beneficiary is the Owner's spouse,
                       he/she can continue the Contract in his/her own name.

                    Payment amounts may vary with their frequency and duration (see "Annuity Provisions -- Annuity Options"). To the extent that the Beneficiary elects a variable payment option, the Beneficiary will bear the investment risk associated with the performance of the underlying Fund(s) in which the relevant Variable Sub-Account invest(s).

                    If no payment option is elected, a single sum settlement will be made by the Company within seven (7) days of the end of the sixty (60) day period following receipt of due proof of death of the Owner or Annuitant as applicable.

                    If the Owner is a non-natural person, then for purposes of the death benefit, the Annuitant shall be treated as the Owner.

                    DEATH OF THE ANNUITANT BEFORE THE ANNUITY DATE

                    If the Annuitant dies prior to the Annuity Date and the Annuitant is different from the Contract Owner, the Contract Owner, if a natural person, may designate a new Annuitant. Unless and until one is designated, the Contract Owner will be the Annuitant. If the Contract Owner is not a natural person, then the death benefit, valued as described in "Death of the Contract Owner before the Annuity Date", is paid on due proof of the Annuitant's death.

                    DEATH OF THE ANNUITANT AFTER THE ANNUITY DATE

                    If the Annuitant dies after the Annuity Date, the death benefit, if any, will be as specified in the Annuity Option elected. The Company will require due proof of the Annuitant's death. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the Annuitant's death.

                    CHANGE IN OPERATION OF VARIABLE ACCOUNT

                    At the Company's election and if deemed in the best interests of persons having voting rights under the Contracts, the Variable Account may be operated as a management company under the 1940 Act or any other form permitted by law; de-registered under the 1940 Act in the event registration is no longer required (deregistration of the Variable Account requires an order by the Commission); or combined with one or more other separate accounts. To the extent permitted by applicable law, the Company also may transfer the assets of the Variable Account associated with the Contracts to another account or accounts. In the event of any change in the operation of the Variable Account pursuant to this provision, the Company may make appropriate endorsement to the Contracts to reflect the change and take such other action as may be necessary and appropriate to effect the change.

                    MODIFICATION

                    Upon notice to the Owner (or the Payee(s) during the Annuity Period), the Contracts may be modified by the Company if such modification: (i) is necessary to make the Contracts or the Variable Account comply with, or take advantage of, any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; or (ii) is necessary to attempt to assure continued qualification of the Contracts under the Code or other federal or state laws relating to retirement annuities or annuity contracts; or
                    (iii) is necessary to reflect a change in the operation of the Variable Account or its Sub-Account(s) (See "Change in Operation of Variable Account"); or (iv) provides additional Variable Account and/or fixed accumulation options. In the event of any such modification, the Company may make appropriate endorsement to the Contracts to reflect such modification.

                    In addition, upon notice to the Owner, the Contracts may be modified by the Company to change the withdrawal charges, Account Fees, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly fixed annuity payment, and the formula used to calculate the Market Value Adjustment, provided that such modification shall apply only to Contracts established after the effective date of such modification. In order to exercise its modification rights in these particular instances, the Company must notify the Owner of such modification in writing. All of the charges and the annuity tables which are provided in the Contracts prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Contracts established prior to the effective date of such modification.

                    DISCONTINUANCE

                    The Company reserves the right to limit or discontinue the offer and issuance of new Contracts. Such limitation or discontinuance shall have no effect on rights or benefits with respect to any Contracts issued prior to the effective date of such limitation or discontinuance.

ANNUITY PROVISIONS

                    ANNUITY DATE; CHANGE IN ANNUITY DATE AND ANNUITY OPTION

                    The Contract Owner selects an Annuity Date at the time of application or order to purchase. The Contract Owner may, upon at least forty-five (45) days prior written notice to the Company, at any time prior to the Annuity Date, change the Annuity Date. The Annuity Date must always be the first day of a calendar month. The Annuity Date may not be later than the month following the Annuitant's 90th birthday.

                    The Contract Owner may, upon at least forty-five (45) days prior written notice to the Company, at any time prior to the Annuity Date, select and/or change the Annuity Option.

                    ANNUITY OPTIONS

                    Instead of having the proceeds paid in one sum, the Contract Owner may select one of the Annuity Options. These may be on a fixed or variable basis, or a combination thereof. The Annuity Option must be selected at least 30 days prior to the Annuity Date. The Company may, at the time of election of an Annuity Option, offer more favorable rates in lieu of those guaranteed. The Company also may make available other settlement options. The Company uses sex distinct or unisex annuity rate tables when determining appropriate annuity payments.

                    FIXED OPTIONS

                    Under a fixed option, once the selection has been made and payments have begun, the amount of the payments will not vary. The fixed options currently available are:

                    FIRST OPTION -- LIFE ANNUITY. The Company will make equal monthly payments during the life of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant.

                    SECOND OPTION -- LIFE ANNUITY WITH CERTAIN PERIOD. The Company will make equal monthly payments during the life of the Annuitant, but at least for the minimum period shown in the annuity tables contained in the Contract. The amount of each monthly payment per $1,000 of proceeds is based on the age and gender classification (in accordance with state law) of the Annuitant when the first payment is made and on the minimum period chosen.

                    THIRD OPTION -- LIFE ANNUITY WITH CASH REFUND. The Company will make equal monthly payments during the life of the Annuitant. Upon the death of the Annuitant, after payments have started, the Company will pay in one sum any excess of the amount of the proceeds applied under this Option over the total of all payments made under this Option. The amount of each monthly payment per $1,000 of proceeds is based on the age and gender (in accordance with state law) of the Annuitant when the first payment is made.

                    FOURTH OPTION -- ANNUITY CERTAIN. The Company will make equal monthly payments for a number of years selected, not less than five or more than thirty years.

                    VARIABLE OPTIONS

                    The actual dollar amount of variable annuity payments is dependent upon (i) the Annuity Account Value at the time of annuitization, (ii) the annuity table specified in the Contract, (iii) the Annuity Option selected, and (iv) the investment performance of the Sub-Account selected. Each annuity payment will be less if payments are to be made more frequently or for longer periods of time.

                    The dollar amount of the first monthly variable annuity payment is determined by applying the available value (after deduction of any premium tax equivalents not previously deducted) to the table using the age and gender (in accordance with state law) of the Annuitant. The number of Annuity Units is then determined by dividing this dollar amount by the then current Annuity Unit value. Thereafter, the number of Annuity Units remains unchanged during the period of annuity payments. This determination is made separately for each Sub-Account of the Variable Account. The number of Annuity Units is determined for each Sub-Account and is based upon the available value in each Sub-Account as of the date annuity payments are to begin.

                    The dollar amount determined for each Sub-Account will then be aggregated for purposes of making payments.

                    The dollar amount of the second and later variable annuity payments is equal to the number of Annuity Units determined for each Sub-Account times the Annuity Unit value for that Sub-Account as of the due date of the payment. This amount may increase or decrease from month to month.

                    The annuity tables contained in the Contract are based on a three percent (3%) assumed net investment rate. If the actual net investment rate exceeds three percent (3%), payments will increase. Conversely, if the actual rate is less than three percent (3%), annuity payments will decrease.

                    The Annuitant receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Sub-Account selected and the amount of each annuity payment will vary accordingly.

                    The Annuity Unit Value for a Sub-Account is determined by multiplying the Annuity Unit Value for that Sub-Account for the preceding Valuation Period by the Net Investment Factor for the current Valuation Period (calculated as described on pages 18 and 19 of this Prospectus) and multiplying the result by 0.999919020, the daily factor to neutralize the assumed net investment rate, discussed above, of 3% per annum which is built into the annuity rate table. It may increase or decrease from Valuation Period to Valuation Period.

                    The variable options currently available are:

                    OPTION I -- VARIABLE LIFE ANNUITY. Monthly annuity payments are paid during the life of an Annuitant, ceasing with the last annuity payment due prior to the Annuitant's death.

                    OPTION II -- VARIABLE LIFE ANNUITY WITH CERTAIN
                    PERIOD. Monthly annuity payments are paid during the life of an Annuitant, but at least for the minimum period selected, which may be five, ten, fifteen or twenty years;

                    OPTION III -- VARIABLE ANNUITY CERTAIN. Monthly annuity payments are paid for a number of years selected, not less than five or more than thirty years.

                    After the Annuity Date, the payee may, by written request to the Annuity & Variable Life Services Center, exchange Annuity Units of one Variable Sub-Account for Annuity Units of equivalent value in another Variable Sub-Account up to three times each Contract Year.

                    EVIDENCE OF SURVIVAL

                    The Company reserves the right to require evidence of the survival of any Payee at the time any payment payable to such Payee is due under the following Annuity Options: Life Annuity (fixed), Life Annuity with Certain Period (fixed), Cash Refund Life Annuity (fixed), Variable Life Annuity, and Variable Life Annuity with Certain Period.

                    ENDORSEMENT OF ANNUITY PAYMENTS

                    The Company will make each annuity payment at its Home Office by check. Each check must be personally endorsed by the Payee or the Company may require that proof of the Annuitant's survival be furnished.

THE FIXED ACCOUNT

                    THE FIXED ACCOUNT IS MADE UP OF THE GENERAL ASSETS OF THE COMPANY OTHER THAN THOSE ALLOCATED TO ANY SEPARATE ACCOUNT. THE FIXED ACCOUNT IS PART OF THE COMPANY'S GENERAL ACCOUNT. BECAUSE OF APPLICABLE EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"), AND NEITHER THE FIXED ACCOUNT NOR THE COMPANY'S GENERAL ACCOUNT HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE "1940 ACT"). THEREFORE, NEITHER THE FIXED ACCOUNT NOR ANY INTEREST THEREIN IS GENERALLY SUBJECT TO REGULATION UNDER THE PROVISIONS OF THE 1933 ACT OR THE 1940 ACT. ACCORDINGLY, THE COMPANY HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.

                    The initial Premium Payment and any subsequent Premium Payment(s) will be allocated to Sub-Accounts available in connection with the Fixed Account to the extent elected by the Owner at the time such Premium Payment is made. In addition, all or part of the Owner's Annuity Account Value may be transferred among Sub-Accounts available under the Contract as described under "Transfer of Contract Values between Sub-Accounts." Instead of the Owner's assuming all of the investment risk as is the case for Premium Payments allocated to the Variable Account, the Company guarantees it will credit interest of at least 3% per year to amounts allocated to the Fixed Account.

                    Assets supporting amounts allocated to Sub-Accounts within the Fixed Account become part of the Company's general account assets and are available to fund the claims of all creditors of the Company. All of the Company's general account assets will be available to fund benefits under the Contracts. The Owner does not participate in the investment performance of the assets of the Fixed Account or the Company's general account.

                    The Company will invest the assets of the general account in those assets chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

                    If the Account Value within a Fixed Account Sub-Account is maintained for the duration of the Sub-Account's Guaranteed Period, the Company guarantees that it will credit interest to that amount at the guaranteed rate specified for the Sub-Account which may but need not be more than 3% per year. Any amount withdrawn from the Sub-Account prior to the expiration of the Sub-Account's Guaranteed Period is subject to a Market Value Adjustment (see "Market Value Adjustment") and a Deferred Sales Charge, if applicable. The Company guarantees, however, that a Contract will be credited with interest at a rate of not less than 3% per year, compounded annually, on amounts allocated to any Fixed Account Sub-Account, regardless of any application of the Market Value Adjustment (that is, the Market Value Adjustment will not reduce the amount available for surrender, withdrawal or transfer to an amount less than the initial amount allocated or transferred to the Fixed Account Sub-Account plus interest of 3% per year). The Company reserves the right to defer the payment or transfer of amounts withdrawn from the Fixed Account for a period not to exceed six (6) months from the date a proper request for surrender, withdrawal or transfer is received by the Company.

                    FIXED ACCUMULATION VALUE. The fixed accumulation value of an Annuity Account, if any, for any Valuation Period is equal to the sum of the values of all Fixed Account Sub-Accounts which are part of the Annuity Account for such Valuation Period.

                    GUARANTEED PERIODS. The Owner may elect to allocate Premium Payments to one or more Sub-Accounts within the Fixed Account. Each Sub-Account will maintain a Guaranteed Period with a duration of one, three, five, seven or ten years. Every Premium Payment allocated to a Fixed Account Sub-Account starts a new Sub-Account with its own duration and Guaranteed Interest Rate. The duration of the Guaranteed Period will affect the Guaranteed Interest Rate of the Sub-Account. Initial Premium Payments and subsequent Premium Payments, or portions thereof, and transferred amounts allocated to a Fixed Account Sub-Account, less any amounts subsequently withdrawn, will earn interest at the Guaranteed Interest Rate during the particular Sub-Account's Guaranteed Period unless prematurely withdrawn prior to the end of the Guaranteed Period. Initial Sub-Account Guaranteed Periods begin on the date a Premium Payment is accepted or, in the case of a transfer, on the effective date of the transfer, and end on the date after the number of calendar years in the Sub-Account's Guaranteed Period elected from the date on which the amount was allocated to the Sub-Account (the "Expiration Date"). Any portion of Annuity Account Value allocated to a specific Sub-Account with a specified Expiration Date (including interest earned thereon) will be referred to herein as a "Guaranteed Period Amount." Interest will be credited daily at a rate equivalent to the compound annual rate. As a result of renewals and transfers of portions of the Annuity Account Value described under "Transfer of Contract Values between Sub-Accounts" above, which will begin new Sub-Account Guaranteed Periods, amounts allocated to Sub-Accounts of the same duration may have different Expiration Dates. Thus each Guaranteed Period Amount will be treated separately for purposes of determining any applicable Market Value Adjustment (see "Market Value Adjustment").

                    The Company will notify the Owner in writing prior to the Expiration Date for any Guaranteed Period Amount. A new Sub-Account Guaranteed Period of the same duration as the previous Sub-Account Guaranteed Period will commence automatically at the end of the previous Guaranteed Period unless the Company receives, following such notification but prior to the end of such Guaranteed Period, a written election by the Owner to transfer the Guaranteed Period Amount to a different Fixed Account Sub-Account or to a Variable Account Sub-Account from among those being offered by the Company at such time. Transfers of any Guaranteed Period Amount which become effective upon the expiration of the applicable Guaranteed Period are not subject to the twelve (or three) transfers per Contract Year limitations or the additional Fixed Sub-Account transfer restrictions (see "Transfer of Contract Values between Sub-Accounts").

                    GUARANTEED INTEREST RATES. The Company periodically will establish an applicable Guaranteed Interest Rate for each of the Sub-Account Guaranteed Periods within the Fixed Account. Current Guaranteed Interest Rates may be changed by the Company frequently or infrequently depending on interest rates on investments available to the Company and other factors as described below, but once established, rates will be guaranteed for the entire duration of the respective Sub-Account's Guaranteed Period. However, any amount withdrawn from the Sub-Account may be subject to any applicable withdrawal charges, Account Fees, Market Value Adjustment, premium taxes or other fees. Amounts transferred out of a Fixed Account Sub-Account prior to the end of the Guaranteed Period will be subject to the Market Value Adjustment.

                    The Guaranteed Interest Rate will not be less than 3% per year compounded annually, regardless of any application of the Market Value Adjustment. The Company has no specific formula for determining the rate of interest that it will declare as a Guaranteed Interest Rate, as these rates will be reflective of interest rates available on the types of debt instruments in which the Company intends to invest amounts allocated to the Fixed Account (see "The Fixed Account"). In addition, the Company's management may consider other factors in determining Guaranteed Interest Rates for a particular Sub-Account including: regulatory and tax requirements; sales commissions and administrative expenses borne by the Company; general economic trends; and competitive factors. THERE IS NO OBLIGATION TO DECLARE A RATE IN EXCESS OF 3% PER YEAR; THE OWNER ASSUMES THE RISK THAT DECLARED RATES WILL NOT EXCEED 3% PER YEAR. THE COMPANY HAS COMPLETE DISCRETION TO DECLARE ANY RATE, SO LONG AS THAT RATE IS AT LEAST 3% PER YEAR.

                    MARKET VALUE ADJUSTMENT

                    Any surrender or transfer of a Fixed Account Guaranteed Period Amount, other than a surrender or transfer pursuant to an election which becomes effective upon the Expiration Date of the Guaranteed Period, will be subject to a Market Value Adjustment ("MVA"). The MVA will be applied to the amount being surrendered or transferred after deduction of any applicable Annuity Account Fee and before deduction of any applicable surrender charge.

                    The MVA generally reflects the relationship between the Index Rate (based upon the Treasury Constant Maturity Series published by the Federal Reserve) in effect at the time a Premium Payment is allocated to a Sub-Account's Guaranteed Period under the Contract and the Index Rate in effect at the time of the Premium Payment's surrender or transfer. It also reflects the time remaining in the Sub-Account's Guaranteed Period. Generally, if the Index Rate at the time of surrender or transfer is lower than the Index Rate at the time the Premium Payment was allocated, then the application of the MVA will result in a higher payment upon surrender or transfer. Similarly, if the Index Rate at the time of surrender or transfer is higher than the Index Rate at the time the Premium Payment was allocated, the application of the MVA will generally result in a lower payment upon surrender or transfer.

                    The MVA is computed by applying the following formula:

                                        (1+A)to the power N
                                         ------------------
                                        (1+B)to the power N

                    where:

                    A = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the Sub-Account's Guaranteed Period, determined at the beginning of the Guaranteed Period.

                    B = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the Sub-Account's Guaranteed Period, determined at the time of surrender or transfer, plus a 0.50% adjustment (unless otherwise limited by applicable state law). If Index Rates "A" and "B" are within .25% of each other when the index rate factor is determined, no such percentage adjustment to "B" will be made, unless otherwise required by state law. This adjustment builds into the formula a factor representing direct and indirect costs to the Company associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.50% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (E.G., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, this factor will result in a small but negative Market Value Adjustment.

                    N = The number of years remaining in the Guaranteed Period (E.G. 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

                    See the Statement of Additional information for examples of the application of the Market Value Adjustment.

DISTRIBUTION OF THE CONTRACTS

                    CIGNA Financial Advisors, Inc. ("CFA"), located at 900 Cottage Grove Road, Bloomfield, CT acts as the principal underwriter and the distributor of the Contracts as well as of variable life insurance policies and other variable annuity contracts issued by the Company. CFA, a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers
                    (NASD), is a wholly-owned subsidiary of Connecticut General Corporation. The Contracts are offered on a continuous basis. CFA and the Company may enter into agreements to sell the Contracts through various broker-dealers whose agents are licensed to sell the Contracts.

PERFORMANCE DATA

                    MONEY MARKET SUB-ACCOUNT

                    From time to time, the Money Market Sub-Account may advertise its "yield" and "effective yield." Both yield figures will be based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Sub-Account refers to the income generated by Annuity Account Values in the Money Market Sub-Account over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the Annuity Account Values in the Money Market Sub-Account. The "effective yield" is calculated similarly but, when annualized, the income earned by Annuity Account Values in the Money Market Sub-Account is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The computation of the yield calculation includes a deduction for the Mortality and Expense Risk Charge, the Administrative Expense Charge, and the Account Fee.

                    OTHER VARIABLE ACCOUNT SUB-ACCOUNTS

                    From time to time, the other Variable Account Sub-Accounts may publish their current yields and total returns in advertisements and communications to Contract Owners. The current yield for each Variable Account Sub-Account will be calculated by dividing the annualization of the dividend and interest income earned by the underlying Fund during a recent 30-day period by the maximum Accumulation Unit value at the end of such period. Total return information will include the underlying Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from the underlying Fund's inception of operations, based upon the value of the Accumulation Units acquired through a hypothetical $1,000 investment at the

                    Accumulation Unit value at the beginning of the specified period and upon the value of the Accumulation Unit at the end of such period, assuming reinvestment of all distributions and the deduction of the Mortality and Expense Risk Charge, the Administrative Expense Charge and the Annuity Account Fee. Each Variable Account Sub-Account may also advertise aggregate and average total return information over different periods of time.

                    In each case, the yield and total return figures will reflect all recurring charges against the Variable Account Sub-Account's income, including the deduction for the Mortality and Expense Risk Charge, the Administrative Expense Charge and the Account Fee for the applicable time period. Contract Owners should note that the investment results of each Sub-Account will fluctuate over time, and any presentation of a Variable Account Sub-Account's current yield or total return for any prior period should not be considered as a representation of what an investment may earn or what a Contract Owner's yield or total return may be in any future period. See "Historical Performance Data" in the Statement of Additional Information.

                    PERFORMANCE RANKING OR RATING


                    The performance of each or all of the Sub-Accounts of the Variable Account may sometimes be published and compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in funds, or series of funds with investment objectives similar to each of the Sub-Accounts of the Variable Account. Lipper Analytical Services, Inc. ("Lipper") Morningstar Variable Annuity/Life Performance Report of Morningstar, Inc. ("Morningstar") and the Variable Annuity Research and Data Service
                    ("VARDS-Registered Trademark-") are independent services which monitor and rank or rate the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis. Generally, these services may not be used, and such comparisons may not be made, in advertising or sales literature for variable annuities.



                    Lipper's rankings include variable life issuers as well as variable annuity issuers. VARDS-Registered Trademark-rankings compare only variable annuity issuers. Morningstar ratings include funds used by both variable life and variable annuity issuers. The performance analyses prepared by Lipper and VARDS-Registered Trademark- rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition,
                    VARDS-Registered Trademark- prepares risk-adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking may address the question as to which funds provide the highest total return with the least amount of risk. Morningstar assigns ratings of zero to five stars to the mutual funds taking into account primarily historical performance and risk factors.


TAX MATTERS

                    NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO ANNUITIES IN GENERAL. THE COMPANY CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. OWNERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH CHANGES. THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF THE CONTRACTS. OWNERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS.

                    GENERAL

                    Section 72 of the Code governs taxation of annuities in general. A Contract Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the Settlement Option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For Non-Qualified Contracts, this cost basis is generally the Premium Payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

                    For annuity payments, the taxable portion is determined by a formula which establishes the ratio that the cost basis of the Contract bears to the total value of annuity payments for the term of the Contract. The taxable portion is taxed at ordinary income rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Contract Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

                    The Company is taxed as a life insurance company under Subchapter L of the Code. For federal income tax purposes, the Variable Account is not a separate entity from the Company, and its operations form a part of the Company. Accordingly, the Variable Account will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. The Company does not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Variable Account retained as part of the reserves under the Contract. Based on this expectation, it is anticipated that no charges will be made against the Variable Account for federal income taxes. If, in future years, any federal income taxes or other economic burden are incurred by the Company with respect to the Variable Account or the Contracts, the Company may make a charge for any such amounts that are attributable to the Variable Account.

                    DIVERSIFICATION

                    Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the Contract as an annuity contract would result in imposition of federal income tax to the Contract Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contracts meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

                    The Treasury Department issued regulations (Treas. Reg. 1.817-5) which established diversification requirements for the investment portfolios underlying variable contracts such as the Contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

                    The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

                    The Company intends, and the Trusts have undertaken, that all Funds underlying the Contracts will be managed in such a manner as to comply with these diversification requirements.

                    The Treasury Department has indicated that guidelines may be forthcoming under which a variable annuity contract will not be treated as an annuity contract for tax purposes if the owner of the contract has excessive control over the investments underlying the contract (i.e., by being able to transfer values among sub-accounts with only limited restrictions). The issuance of such guidelines may require the Company to impose limitations on a Contract Owner's right to control the investment. It is not known whether any such guidelines would have a retroactive effect.

                    DISTRIBUTION REQUIREMENTS

                    Section 72(s) of the Code requires that in order to be treated as an annuity contract for Federal income tax purposes, any Nonqualified Contract must provide that (a) if any Owner dies on or after the Annuity Date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used when the Owner died; and (b) if any Owner dies prior to the Annuity Date, the entire interest in the Contract will be distributed within five years after such death. These requirements will be considered satisfied as to any portion of the Owner's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Owner's death. The Owner's "designated beneficiary" is the person designated by such Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the Owner's "designated beneficiary" is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner.

                    The Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to try to assure that they comply with the Section 72(s) requirements when clarified by regulation or otherwise. Similar rules may apply to a Qualified Contract.

                    MULTIPLE CONTRACTS

                    The Code provides that multiple non-qualified annuity contracts which are issued during a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences, including more rapid taxation of the distributed amounts from such combination of contracts. Contract Owners should consult a tax adviser prior to purchasing more than one nonqualified annuity contract in any single calendar year.

                    TAX TREATMENT OF ASSIGNMENTS

                    An assignment or pledge of a Contract may be a taxable event. Contract Owners should therefore consult competent tax advisers should they wish to assign their Contracts.

                    WITHHOLDING

                    Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies the Company of that election. Different rules may apply to United States citizens or expatriates living abroad. Withholding is mandatory for certain distributions from Qualified Contracts. In addition, some states have enacted legislation requiring withholding.

                    SECTION 1035 EXCHANGES

                    Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. If the surrendered contract was issued prior to August 14, 1982, the tax rules that formerly provided that the surrender was taxable only to the extent the amount received exceeds the owner's investment in the contract will continue to apply to amounts allocable to investment in the contract before August 14, 1982. Special rules and procedures apply to Code Section 1035 transactions. Prospective purchasers wishing to take advantage of Code
                    Section 1035 should consult their tax advisers.

                    TAX TREATMENT OF WITHDRAWALS --
                    NON-QUALIFIED CONTRACTS

                    Section 72 of the Code governs the treatment of distributions from annuity contracts. It provides that if the Annuity Account Value exceeds the aggregate Premium Payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includable in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the Payee reaches age 59 1/2; (b) after the death of the Contract Owner (or, if the Contract Owner is a non-natural person, the Annuitant); (c) if the Payee is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Payee or for the joint lives (or joint life expectancies) of the Payee and his/her beneficiary; (e) under an immediate annuity; or (f) which are allocable to Premium Payments made prior to August 14, 1982.

                    The above information does not apply, except where noted, to Qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts. (See "Tax Treatment of Withdrawals -- Qualified Contracts.")

                    QUALIFIED PLANS

                    The Contracts offered by this Prospectus are designed to be suitable for use under various types of Qualified Plans. Because of the minimum purchase payment requirements, these Contracts may not be appropriate for some periodic payment retirement plans. Taxation of participants in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan. Contract Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Although the Company provides administration for the Contract, it does not provide administrative support for Qualified Plans. Following are general descriptions of the types of Qualified Plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications, depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued in connection with a Qualified Plan.

                    Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules, aggregate distributions in excess of a specified annual amount, and in certain other circumstances. Therefore, the Company makes no attempt to provide more than general information about use of the Contract with the various types of qualified plans. Purchasers and participants under qualified plans as well as Annuitants, Payees and Beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plan themselves, regardless of the terms and conditions of the Contract issued in connection therewith.

                    SECTION 403(b) PLANS

                    Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1/2, separation from service, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.

                    INDIVIDUAL RETIREMENT ANNUITIES

                    Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or an "IRA". Individual Retirement Annuities are subject to limitation on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into an Individual Retirement Annuity on a tax-deferred basis.

                    CORPORATE PENSION AND PROFIT-SHARING PLANS AND H.R. 10 PLANS

                    Section 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts to provide benefits under the plans.

                    DEFERRED COMPENSATION PLANS

                    Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political sub-divisions, agencies, instrumentalities and certain affiliates of such entities and tax exempt organizations which enjoy special treatment. The Contracts can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. All such investments, however, are owned by, and are subject to, the claims of the general creditors of the sponsoring employer.

                    The above description of federal income tax consequences pertaining to the different types of Qualified Plans that may be funded by the Contracts is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have significant adverse tax consequences. A prospective purchaser considering the purchase of a Contract in connection with a Qualified Plan should first consult a qualified and competent tax adviser with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

                    TAX TREATMENT OF WITHDRAWALS --
                    QUALIFIED CONTRACTS

                    Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401, 403(b), 408 and 457. To the extent amounts are not includable in gross income because they have been properly rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Payee reaches age 59 1/2; (b) distributions following the death of the Contract Owner or Annuitant (as applicable) or disability of the Payee (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Payee or the joint lives (or joint life expectancies) of such Payee and his/her designated beneficiary; (d) distributions to a Payee who has separated from service after attaining age 55; (e) distributions made to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Payee for amounts paid during the taxable year for medical care: and (f) distributions made to an alternate payee pursuant to a qualified domestic relations order.

                    The exceptions stated in Items (d), (e) and (f) above do not apply in the case of an Individual Retirement Annuity.

FINANCIAL STATEMENTS

                    Audited financial statements of the Company as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 are included in the Statement of Additional Information. Also included are audited financial statements for the Variable Account, which commenced operations April 10, 1995, as of and for the periods (as defined in the financial statements) ended December 31, 1996.

LEGAL PROCEEDINGS

                    There are no legal proceedings to which the Variable Account, the Distributor or the Company is a party except for routine litigation which the Company does not believe is relevant to the Contracts offered by this Prospectus.

TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information which contains more details concerning some subjects discussed in this Prospectus is available (at no cost) by calling or writing the Annuity & Variable Life Services Center. The following is the Table of Contents for that Statement:

               TABLE OF CONTENTS                     PAGE
THE CONTRACTS-GENERAL PROVISIONS................           3
  The Contracts.................................           3
  Loans.........................................           3
  Non-Participating Contracts...................           3
  Misstatement of Age...........................           3
CALCULATION OF VARIABLE ACCOUNT VALUES..........           3
  Variable Accumulation Unit Value..............           3
  Net Investment Factor.........................           4
SAMPLE CALCULATIONS AND TABLES..................           4
  Variable Account Unit Value Calculations......           4
  Withdrawal Charge and Market Value Adjustment
   Tables.......................................           5
STATE REGULATION OF THE COMPANY.................           6
ADMINISTRATION..................................           7

               TABLE OF CONTENTS                     PAGE
ACCOUNT INFORMATION.............................           7
DISTRIBUTION OF THE CONTRACTS...................           7
CUSTODY OF ASSETS...............................           7
HISTORICAL PERFORMANCE DATA.....................           8
  Money Market Sub-Account Yield................           8
  Other Sub-Account Yields......................           8
  Total Returns.................................           9
  Other Performance Data........................           9
LEGAL MATTERS...................................          10
LEGAL PROCEEDINGS...............................          10
EXPERTS.........................................          10
FINANCIAL STATEMENTS............................          10
  Connecticut General Life Insurance Company....          11
  CG Variable Annuity Separate Account II.......          31

APPENDIX 1

                                ILLUSTRATION OF
                        COST OF OPTIONAL DEATH BENEFITS
--------------------------------------------------------------------------------
                               SIMPLIFIED EXAMPLE

Contract Owner:     Mrs. Smith, female, age 57
Death Benefit Choice: D (annual step-up)

                                           GUARANTEED
                                           DEATH
DATE                ACCOUNT VALUE*         BENEFIT       AMOUNT AT RISK
---------------------------------------------------------------------------------------------
May 15, Year 1      $30,000                    $30,000   $0.00
(New contract --
date policy is in
force)
---------------------------------------------------------------------------------------------
May 15, Year 2      $40,000                    $40,000   $0.00
(First contract                                 (Death
anniversary)                                   benefit
                                            steps up.)
---------------------------------------------------------------------------------------------
June 15, Year 2     $30,000                    $40,000   Guar. Death Bene. equals:    $40,000
(Last day of        (Market correction                   Account Value equals:       -$30,000
month. Account is   has occurred. Account                AMOUNT AT RISK EQUALS:      --------
assessed for death  value has fallen                     (Owner WILL be charged       $10,000
benefit charges.)   below guaranteed                     for death benefit this
                    death benefit.)                      month.)
---------------------------------------------------------------------------------------------
July 15, Year 2     $40,000                    $40,000   Guar. Death Bene. equals:    $40,000
(One month later.)  (Market recovers.                    Account Value equals:       -$40,000
                    Account value has                    AMOUNT AT RISK EQUALS:      --------
                    increased.)                          (Owner will NOT be             $0.00
                                                         charged for death benefit
                                                         this month.)
---------------------------------------------------------------------------------------------

In the case shown above, the Amount at Risk on June 15, Yr. 2 would be $10,000. Now refer to the chart below, also found on page 23 of this prospectus. A 57 year old female will pay $8.34 per thousand of Amount at Risk. 10 X $8.34 = $83.40. That amount is an annual charge. It is divided by 12 to determine the monthly charge of $6.95.

In the example above, no Amount at Risk exists on July 15, Yr. 2. The Owner will NOT be charged for a death benefit that month. However a market recovery in June will not affect a death benefit charge already accrued for May. That charge is fixed and will appear on the Owner's annual statement at the end of the Contract Year.

                                                 COST OF OPTIONAL DEATH BENEFIT(S)
                                                       ACTUAL RATE PER $1,000
                                                         OF AMOUNT AT RISK
                                                 ----------------------------------
ATTAINED AGE                                        MALE       FEMALE      UNISEX
-----------------------------------------------  ----------  ----------  ----------
Less than 40...................................  $     2.40  $     1.99  $     2.20
40-45..........................................        3.02        2.54        2.78
46-50..........................................        4.92        4.02        4.47
51-55..........................................        7.30        5.70        6.50
56-60..........................................       11.46        8.34        9.90
61-65..........................................       17.54       11.55       14.55
66-70..........................................       27.85       18.19       23.02
71-75..........................................       43.30       27.57       35.44
76-80..........................................       70.53       47.33       58.93
81-85..........................................      117.25       87.04      102.15
86-90..........................................      179.55      147.37      163.46
91+............................................      400.00      380.00      390.00

*After $35 Account Fee is applied.

      [LOGO]

                                                                   561282 (5/97)

                            PART A. PROSPECTUS NO. 3

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                                                     [LOGO]
CG VARIABLE ANNUITY SEPARATE ACCOUNT II


HOME OFFICE LOCATION:   MAILING ADDRESS:           LOCKBOX ADDRESS: BY       LOCKBOX ADDRESS: BY
900 COTTAGE GROVE ROAD  CIGNA INDIVIDUAL           MAIL:                     OVERNIGHT:
BLOOMFIELD, CT          INSURANCE                  CONNECTICUT GENERAL LIFE  CONNECTICUT GENERAL LIFE
                        ANNUITY & VARIABLE LIFE    INSURANCE COMPANY         INSURANCE COMPANY
                        SERVICES CENTER:           P.O. BOX 30790            C/O FLEET BANK
                        ROUTING S-249              HARTFORD, CT 06150        20 CHURCH STREET
                        HARTFORD, CT 06152-2249                              20TH FLOOR, MSN275
                        TELEPHONE: (800)                                     HARTFORD, CT 06120
                        (552-9898)                                           ATTN: LOCKBOX 30790


--------------------------------------------------------------------------------

              FLEXIBLE PAYMENT DEFERRED VARIABLE ANNUITY CONTRACTS
--------------------------------------------------------------------------------

The Flexible Payment Deferred Variable Annuity Contracts (the "Contracts") described in this prospectus provide for accumulation of Contract Values and eventual payment of monthly annuity payments on a fixed or variable basis. The Contracts are designed to aid individuals in long term planning for retirement or other long term purposes. The Contracts are available for retirement plans which do not qualify for the special federal tax advantages available under the Internal Revenue Code ("Non-Qualified Plans") and for retirement plans which do qualify for the federal tax advantages available under the Internal Revenue Code ("Qualified Plans"). (See "Tax Matters -- Qualified Plans.") Premium payments for the Contracts will be allocated to a segregated investment account of Connecticut General Life Insurance Company (the "Company"), designated CG Variable Annuity Separate Account II (the "Variable Account"), or to the Fixed Account, or some combination of them, as selected by the owner of the Contract.


The following funding options are available under a Contract: Through the Variable Account, the Company offers twenty-one diversified open-end management investment companies (commonly called mutual funds), each with a different investment objective: Alger American Fund -- Alger American Small Capitalization Portfolio, Alger American Leveraged AllCap Portfolio, Alger American MidCap Growth Portfolio and Alger American Growth Portfolio; CIGNA Variable Products Group -- VP Money Market Fund; Fidelity Variable Insurance Products Fund -- Equity-Income Portfolio, High Income Portfolio and Overseas Portfolio; Fidelity Variable Insurance Products Fund II -- Investment Grade Bond Portfolio and Contra Fund Portfolio; Fidelity Variable Insurance Products Fund III -- Growth Opportunities Portfolio; MFS-Registered Trademark- Variable Insurance Trust -- MFS Total Return Series, MFS Utilities Series, MFS Emerging Growth Series, MFS Research Series and MFS Growth With Income Series; Neuberger & Berman Advisers Management Trust -- Limited Maturity Bond Portfolio and Partners Portfolio; OCC Accumulation Trust -- Global Equity Portfolio, Managed Portfolio and Small Cap Portfolio. The fixed interest option offered under a Contract is the Fixed Account. Premium payments or transfers allocated to the Fixed Account, and 3% interest per year thereon, are guaranteed, and additional interest may be credited, with certain withdrawals subject to a Market Value Adjustment and withdrawal charges. Unless specifically mentioned, this prospectus only describes the variable investment options.


This entire prospectus, and those of the Funds, should be read carefully before investing to understand the Contracts being offered. The "Statement of Additional Information" dated May 1, 1997, available at no charge by calling or writing the Company's Annuity & Variable Life Services Center as shown above, provides further information. Its Table of Contents is at the end of this prospectus.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE MUTUAL FUNDS AVAILABLE AS FUNDING OPTIONS FOR THE CONTRACTS OFFERED BY THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         PROSPECTUS DATED: MAY 1, 1997

                               TABLE OF CONTENTS

                   CONTENTS                        PAGE
DEFINITIONS....................................          3
HIGHLIGHTS.....................................          5
FEES AND EXPENSES..............................          7
CONDENSED FINANCIAL INFORMATION................         12
THE COMPANY AND THE VARIABLE ACCOUNT...........         12
THE FUNDS......................................         13
  General......................................         16
  Substitution of Securities...................         16
  Voting Rights................................         17
PREMIUM PAYMENTS AND CONTRACT VALUE............         17
  Premium Payments.............................         17
  Allocation of Premium Payments...............         17
  Optional Variable Account Sub-Account
   Allocation Programs.........................         18
    Dollar Cost Averaging......................         18
    Automatic Rebalancing......................         19
  Contract Value...............................         19
  Accumulation Unit............................         20
CHARGES AND DEDUCTIONS.........................         20
  Contingent Deferred Sales Charge (Sales
   Load).......................................         20
  Mortality and Expense Risk Charge............         21
  Administrative Expense Charge................         22
  Account Fee..................................         22
  Premium Tax Equivalents......................         22
  Income Taxes.................................         22
  Fund Expenses................................         23
  Transfer Fee.................................         23
DEATH BENEFITS.................................         23
  Death Benefits Provided by the Contract......         23
  Amount of Death Benefit......................         23
  Election and Effective Date of Election......         24
  Death of the Annuitant before the Annuity
   Date........................................         24
  Death of the Annuitant after the Annuity
   Date........................................         25
OTHER CONTRACT FEATURES........................         25
  Ownership....................................         25
  Assignment...................................         25
  Beneficiary..................................         25
  Change of Beneficiary........................         25
  Annuitant....................................         26
  Transfer of Contract Values between Sub-
   Accounts....................................         26

                   CONTENTS                        PAGE
  Procedures for Telephone Transfers...........         27
  Surrenders and Partial Withdrawals...........         27
  Delay of Payments and Transfers..............         28
  Change in Operation of Variable Account......         28
  Modification.................................         28
  Discontinuance...............................         29
ANNUITY PROVISIONS.............................         29
  Annuity Date; Change in Annuity Date and
   Annuity Option..............................         29
  Annuity Options..............................         29
  Fixed Options................................         29
  Variable Options.............................         30
  Evidence of Survival.........................         31
  Endorsement of Annuity Payments..............         31
THE FIXED ACCOUNT..............................         31
  Market Value Adjustment......................         33
DISTRIBUTION OF THE CONTRACTS..................         34
PERFORMANCE DATA...............................         34
  Money Market Sub-Account.....................         34
  Other Variable Account Sub-Accounts..........         35
  Performance Ranking or Rating................         35
TAX MATTERS....................................         36
  General......................................         36
  Diversification..............................         36
  Distribution Requirements....................         37
  Multiple Contracts...........................         38
  Tax Treatment of Assignments.................         38
  Withholding..................................         38
  Section 1035 Exchanges.......................         38
  Tax Treatment of Withdrawals -- Non-Qualified
   Contracts...................................         38
  Qualified Plans..............................         39
  Section 403(b) Plans.........................         39
  Individual Retirement Annuities..............         40
  Corporate Pension and Profit-Sharing Plans
   and H.R. 10 Plans...........................         40
  Deferred Compensation Plans..................         40
  Tax Treatment of Withdrawals -- Qualified
   Contracts...................................         40
FINANCIAL STATEMENTS...........................         41
LEGAL PROCEEDINGS..............................         41
TABLE OF CONTENTS OF THE STATEMENT OF
 ADDITIONAL INFORMATION........................         42

DEFINITIONS

                    ACCUMULATION PERIOD: The period from the Effective Date to the Annuity Date, the date on which the Death Benefit becomes payable or the date on which the Contract is surrendered or annuitized, whichever is earliest.

                    ACCUMULATION UNIT: A measuring unit used to calculate the value of the Owner's interest in each funding option used in the variable portion of the Contract prior to the Annuity Date.

                    ANNUITANT: A person designated by the Owner in writing upon whose continuation of life any series of payments for a definite period or involving life contingencies depends. If the Annuitant dies before the Annuity Date, the Owner becomes the Annuitant until naming a new Annuitant.

                    ANNUITY & VARIABLE LIFE SERVICES CENTER: The office of the Company to which notices are given and any customer service requests are made. Mailing address: CIGNA Individual Insurance, Annuity & Variable Life Services Center, Routing S-249, Hartford, CT 06152-2249. Premium Payments must be sent, and all other correspondence may be sent, to either Lockbox address: If by mail: P.O. Box 30790, Hartford, CT 06150; If by overnight courier: c/o Fleet Bank, 20 Church Street, 20th Floor, MSN275, Hartford, CT 06120, Attn:
                    Lockbox 30790.

                    ANNUITY ACCOUNT VALUE: The value of the Contract at any point in time.

                    ANNUITY DATE: The date on which annuity payments commence.

                    ANNUITY OPTION: The arrangement under which annuity payments are made.

                    ANNUITY PERIOD: The period starting on the Annuity Date.

                    ANNUITY UNIT: A measuring unit used to calculate the portion of annuity payments attributable to each funding option used in the fixed and variable portion of the Contract on and after the Annuity Date.

                    BENEFICIARY: The person entitled to the Death Benefit, who must also be the "Designated Beneficiary", for purposes of
                    Section 72(s) of the Code, upon the Owner's death.

                    CERTIFICATE: The document which evidences the participation of an Owner in a group contract.

                    CODE: The Internal Revenue Code of 1986, as amended.

                    COMPANY: Connecticut General Life Insurance Company.

                    CONTRACT: The Variable Annuity Contract described in this prospectus (or the certificate evidencing the Owner's participation in a group contract).

                    CONTRACT ANNIVERSARY, CONTRACT YEAR, EFFECTIVE DATE: The Contract's Effective Date is the date it is issued. It is also the date on which the first Contract Year, a 12-month period, begins. Subsequent Contract Years begin on each Contract Anniversary, which is the anniversary of the Effective Date.

                    CONTRACT MONTH: The period from one Monthly Anniversary Date to the next.

                    CONTRACT OWNER (OR OWNER): The person(s) initially designated in the application or order to purchase or otherwise, unless later changed, as having all ownership rights under the Contract; is the Certificate Owner under a group contract.

                    FIXED ACCOUNT: Those Sub-Accounts associated with Guaranteed Periods and Guaranteed Rates. Fixed Account Assets are maintained in the Company's General Account and not allocated to the Variable Account.

                    FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

                    FUND(S): One or more of Alger American Fund -- Alger American Small Capitalization Portfolio, Alger American Leveraged AllCap Portfolio, Alger American MidCap Growth Portfolio and Alger American Growth Portfolio; CIGNA Variable Products Group -- Money Market Fund; Fidelity Variable Insurance Products -- Fund Equity-Income Portfolio, High Income Portfolio and Overseas Portfolio; Fidelity Variable Insurance Products Fund II -- Investment Grade Bond Portfolio and Contra Fund Portfolio; Fidelity Variable Insurance Products Fund III -- Growth Opportunities Portfolio; MFS-Registered Trademark- Variable Insurance Trust -- MFS Total Return Series, MFS Utilities Series and MFS Emerging Growth Series, MFS Research Series and MFS Growth with Income Series; Neuberger & Berman Advisers Management Trust -- Limited Maturity Bond Portfolio and Partners Portfolio; OCC Accumulation Trust -- Global Equity Portfolio, Managed Portfolio and Small Cap Portfolio. Each is an open-end management investment company (mutual fund) whose shares are available to fund the benefits provided by the Contract.

                    GUARANTEED INTEREST RATE: The rate of interest credited by the Company on a compound annual basis during a Guaranteed Period.

                    GUARANTEED PERIOD: The period for which interest, at either an initial or subsequent Guaranteed Interest Rate, will be credited to any amounts which an Owner allocates to a Fixed Account Sub-Account. In most states in which these Contracts are issued, this period may be one, five or ten years, as elected by the Owner.

                    GUARANTEED PERIOD AMOUNT: Any portion of a Purchaser's Annuity Account Value allocated to a specific Guaranteed Period with a specified Expiration Date (including credited interest thereon).

                    INDEX RATE: An index rate based on the Treasury Constant Maturity Series published by the Federal Reserve Board.

                    IN WRITING: In a written form satisfactory to the Company and received by the Company at its Annuity & Variable Life Services Center.

                    MONTHLY ANNIVERSARY DATE: The monthly anniversary of the Effective Date, as shown on the specifications page of the Contract, when the Company makes the monthly calculation of any charge for the Optional Death Benefit.

                    NON-QUALIFIED CONTRACTS: A Contract used in connection with a retirement plan which does not receive favorable federal income tax treatment under Code Section 401, 403, 408, or
                    457. The owner of a Non-Qualified Contract must be a natural person or an agent for a natural person in order for the Contract to receive favorable income tax treatment as an annuity.

                    PAYEE: A recipient of payments under the Contract.

                    PREMIUM PAYMENT: Any amount paid to the Company cleared in good funds as consideration for the benefits provided by the Contract. Includes the initial Premium Payment and subsequent Premium Payments.

                    QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which receives favorable federal income tax treatment under Code Section 401, 403, 408 or 457.

                    SHARES: Shares of a Fund.

                    SUB-ACCOUNT: That portion of the Fixed Account associated with specific Guaranteed Period(s) and Guaranteed Interest Rate(s) and that portion of the Variable Account which invests in shares of a specific Fund.

                    SURRENDER (OR WITHDRAWAL): When a lump sum amount representing all or part of the Annuity Account Value (minus any applicable withdrawal charges, contract fees and premium tax equivalents and adjusted by any Market Value Adjustment) is paid to the Owner. After a full surrender, all of the Owner's rights under the Contract are terminated. In this prospectus, the terms "surrender" and "withdrawal" are used interchangeably.

                    SURRENDER DATE: The date the Company processes the Owner's election to surrender the Contract or to receive a partial withdrawal.

                    VALUATION DATE: Every day on which Accumulation Units are valued, which is each day on which the New York Stock Exchange ("NYSE") is open for business, except any day on which trading on the NYSE is restricted, or on which an emergency exists, as determined by the Securities and Exchange Commission ("Commission"), so that valuation or disposal of securities is not practicable.

                    VALUATION PERIOD: The period of time beginning on the day following the Valuation Date and ending on the next Valuation Date. A Valuation Period may be more than one day in length.

                    VARIABLE ACCOUNT: CG Variable Annuity Separate Account II, a separate account of the Company under Connecticut law, in which the assets of the Sub-Account(s) funded through shares of one or more of the Funds are maintained. Assets of the Variable Account attributable to the Contracts are not chargeable with the general liabilities of the Company.

                    VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of the value of each variable portion of the Owner's Annuity Account Value during the Accumulation Period.

                    VARIABLE ANNUITY UNIT: A unit of measure used in the calculation of the value of each variable portion of the Owner's Annuity Account Value during the Annuity Period, to determine the amount of each variable annuity payment.

HIGHLIGHTS

                    Premium Payments attributable to the variable portion of the Contracts will be allocated to a segregated asset account of Connecticut General Life Insurance Company (the "Company") which has been designated CG Variable Annuity Separate Account II (the "Variable Account"). The Variable Account invests in shares of one or more of the Funds available to fund the Contract as selected by the Owner. Contract Owners bear the investment risk for all amounts allocated to the Variable Account. The Contract's provisions may vary in some states. Inquiries about the Contracts may be made to the Company's Annuity & Variable Life Services Center.

                    The Contract may be returned within 10 days after it is received, longer in some states. It can be mailed or delivered to either the Company or the agent who sold it. Return of the Contract by mail is effective on being postmarked, properly addressed and postage prepaid. The Company will promptly refund the Contract Value in states where permitted. This may be more or less than the Premium Payment. In states where required, the Company will promptly refund the Premium Payment, less any partial surrenders. The Company has the right to allocate initial Premium Payments to the Money Market Sub-Account until the expiration of the right-to-examine period. If the Company does so allocate an initial Premium Payment, it will refund the greater of the Premium Payment, less any partial surrenders, or the Contract Value. It is the Company's current practice to directly allocate the initial Premium Payment to the Fund(s) designated in the application or order to purchase, unless state law requires a refund of Premium Payments rather than of Annuity Account Value.

                    A Contingent Deferred Sales Charge (sales load) may be deducted in the event of a full surrender or partial withdrawal. The Contingent Deferred Sales Charge is imposed on Premium Payments within seven (7) years after their being made. Contract Owners may, during each Contract Year, withdraw up to fifteen percent (15%) of Premium Payments made, or any remaining portion thereof, ("the Fifteen Percent Free") without incurring a Contingent Deferred Sales Charge. The Contingent Deferred Sales Charge will vary in amount, depending upon the Contract Year in which the Premium Payment being surrendered or withdrawn was made. For purposes of determining the applicability of the Contingent Deferred Sales Charge, surrenders and withdrawals are deemed to be on a first-in, first-out basis.

                    The Contingent Deferred Sales Charge is found in the fee table (See "Charges and Deductions -- Contingent Deferred Sales Charge (Sales Load)"). The maximum Contingent Deferred Sales Charge is 7% of Premium Payments. There may also be a Market Value Adjustment on surrenders, withdrawals or transfers from the Fixed Account portion of the Contract.

                    There is a Mortality and Expense Risk Charge which is equal, on an annual basis, to 1.25% of the average daily net assets of the Variable Account. This Charge compensates the Company for assuming the mortality and expense risks under the Contract (See "Charges and Deductions -- Mortality and Expense Risk Charge").

                    There is an Administrative Expense Charge which is equal, on an annual basis, to 0.15% of the average daily net assets of the Variable Account (See "Charges and Deductions -- Administrative Expense Charge").

                    There is an annual Account Fee of $35 ($30 for New York Contracts) which is waived if the Annuity Account Value equals or exceeds $100,000 at the end of the Contract Year (See "Charges and Deductions -- Account Fee").

                    Premium tax equivalents or other taxes payable to a state or other governmental entity will be charged against Annuity Account Value (See "Charges and Deductions -- Premium Tax Equivalents").

                    Under certain circumstances there may be assessed a $10 transfer fee when a Contract Owner transfers Annuity Account Values from one Sub-Account to another (See "Charges and Deductions -- Transfer Fee").

                    There is a ten percent (10%) federal income tax penalty applied to the income portion of any premature distribution from Non-Qualified Contracts. However, the penalty is not imposed on amounts distributed:

                    (a) after the Payee reaches age 59 1/2; (b) after the death of the Contract Owner (or, if the Contract Owner is not a natural person, the Annuitant); (c) if the Payee is totally disabled (for this purpose, disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Payee or for the joint lives (or joint life expectancies) of the Payee and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to Premium Payments made prior to August 14, 1982. For federal income tax purposes, distributions are deemed to be on a last-in, first-out basis. Different tax withdrawal penalties and restrictions apply to Qualified Contracts issued pursuant to plans qualified under Code Section 401, 403(b), 408 or 457. (See "Tax Matters -- Tax Treatment of Withdrawals -- Qualified Contracts.") For a further discussion of the taxation of the Contracts, see "Tax Matters."

                    MARKET VALUE ADJUSTMENT. In certain situations, a surrender or transfer of amounts from the Fixed Account will be subject to a Market Value Adjustment. The Market Value Adjustment will reflect the relationship between a rate based on an index published by the Federal Reserve Board as to current yields on U.S. government securities of various maturities at the time a surrender or transfer is made ("Index Rate"), and the Index Rate at the time that the Premium Payments being surrendered or transferred were made. Generally, if the Index Rate at the time of surrender or transfer is lower than the Index Rate at the time the Premium Payment was allocated, then the application of the Market Value Adjustment will result in a higher payment upon surrender or transfer. Similarly, if the Index Rate at the time of surrender or transfer is higher than the Index Rate at the time the Premium Payment was allocated, the application of the Market Value Adjustment will generally result in a lower payment upon surrender or transfer. It is not applied against a surrender or transfer taking place at the end of the Guaranteed Period.

FEES AND EXPENSES

                    CONTRACT OWNER TRANSACTION FEES

                    Contingent Deferred Sales Charge (as a percentage of Premium Payments):

                               YEARS
                               SINCE
                              PAYMENT       CHARGE
                             ----------     ------
                                0-1               7%
                                1-2               7%
                                                        A Contract Owner may, during each Contract Year, withdraw up to
                                2-3               7%    15% of Premium Payments made, or any remaining portion
                                3-4               6%    thereof, without incurring a Contingent Deferred Sales Charge.
                                4-5               6%
                                5-6               5%
                                6-7               4%
                                 7+               0

                 Transfer Fee........  $10

                 - Not imposed on the first twelve transfers during a Contract
                 Year. Pre-scheduled automatic dollar cost averaging or
                   automatic rebalancing transfers are not counted.

                 Account Fee.........  $35 per Contract Year ($30 for New York
                                       Contracts)

                 - Waived if Annuity Account Value at the end of the Contract
                 Year is $100,000 or more.

                    VARIABLE ACCOUNT ANNUAL EXPENSES
                    (as a percentage of average account value)

                     Mortality and Expense Risk Charge.........       1.25%
                     Administrative Expense Charge.............       0.15%
                                                                       ---
                     Total Variable Account Annual Expenses....       1.40%

EXPENSE DATA

The purpose of the following Table is to help Purchasers and prospective purchasers understand the costs and expenses that are borne, directly and indirectly, by Purchasers assuming that all Premium Payments are allocated to the Variable Account. The table reflects expenses of the Variable Account as well as of the individual Funds underlying the Variable Sub-Accounts.

                                   FEE TABLE

                                                      ALGER AMERICAN FUND
                                          --------------------------------------------
                                                        ALGER       ALGER      ALGER
                                           ALGER      AMERICAN     AMERICAN   AMERICAN
                                          AMERICAN    LEVERAGED     MIDCAP     SMALL
                                           GROWTH      ALLCAP       GROWTH      CAP
                                          PORTFOLIO   PORTFOLIO    PORTFOLIO  PORTFOLIO
                                          --------   -----------   --------   --------
SEPARATE ACCOUNT ANNUAL EXPENSES
Mortality and Expense Risk Charge.......     1.25%      1.25%         1.25%      1.25%
Administrative Expense Charge...........     0.15%      0.15%         0.15%      0.15%
Total Separate Account Annual
 Expenses...............................     1.40%      1.40%         1.40%      1.40%
FUND PORTFOLIO ANNUAL EXPENSES
Management Fees.........................     0.75%      0.85%         0.80%      0.85%
Other Expenses..........................     0.04%      0.24%         0.04%      0.03%
Total Fund Portfolio Annual Expenses....     0.79%      1.09%(1)      0.84%      0.88%

                                                                   FIDELITY VARIABLE INSURANCE
                                                                         PRODUCTS TRUSTS
                                          -----------------------------------------------------------------------------

                                                                       VIP II
                                            VIP II                    INVESTMENT                             VIP III
                                            CONTRA      VIP EQUITY     GRADE     VIP HIGH       VIP          GROWTH
                                             FUND         INCOME        BOND      INCOME     OVERSEAS     OPPORTUNITIES
                                           PORTFOLIO     PORTFOLIO    PORTFOLIO    FUND      PORTFOLIO      PORTFOLIO
                                          -----------   -----------   --------   --------   -----------   -------------
SEPARATE ACCOUNT ANNUAL EXPENSES
Mortality and Expense Risk Charge.......     1.25%         1.25%         1.25%      1.25%      1.25%           1.25%
Administrative Expense Charge...........     0.15%         0.15%         0.15%      0.15%      0.15%           0.15%
Total Separate Account Annual
 Expenses...............................     1.40%         1.40%         1.40%      1.40%      1.40%           1.40%
FUND PORTFOLIO ANNUAL EXPENSES
Management Fees.........................     0.61%         0.51%         0.45%      0.59%      0.76%           0.61%
Other Expenses..........................     0.13%         0.07%         0.13%      0.12%      0.17%           0.16%
Total Fund Portfolio Annual Expenses....     0.74%(2)      0.58%(2)      0.58%      0.71%      0.93%(2)        0.77%(2)


------------------------------

(1) Included in Other Expenses of the Alger American Leveraged AllCap Portfolio is .03% of interest expense.



(2) A portion of the brokerage commissions the certain funds pay was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, Total Fund Portfolio Annual Expenses would have been 0.56 for the VIP Equity-Income Portfolio, 0.92% for the VIP Overseas Portfolio, 0.71% for the VIP II Contrafund Portfolio and VIP III Growth Opportunities Portfolio.

The table does not reflect the deductions for the annual $35 Account Fee ($30 for New York Contracts) or premium tax equivalents. The information set forth should be considered together with the information provided in this Prospectus under the heading "Fees and Expenses", and in each Fund's Prospectus. All expenses are expressed as a percentage of average account value.


                                                              NEUBERGER&BERMAN
                                                             ADVISERS MANAGEMENT
              MFS VARIABLE INSURANCE TRUST                                            CIGNA
---------------------------------------------------------         TRUST(5)            FUNDS
                                                   MFS      ---------------------   ---------        OCC ACCUMULATION TRUST
   MFS                     MFS                   GROWTH                  LIMITED       VP       ---------------------------------
  TOTAL        MFS      EMERGING       MFS        WITH                  MATURITY      MONEY      GLOBAL
 RETURN     UTILITIES    GROWTH     RESEARCH     INCOME     PARTNERS      BOND       MARKET      EQUITY      MANAGED    SMALL CAP
 SERIES      SERIES      SERIES      SERIES      SERIES     PORTFOLIO   PORTFOLIO     FUND      PORTFOLIO   PORTFOLIO   PORTFOLIO
---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------

 1.25%       1.25%       1.25%       1.25%       1.25%       1.25%       1.25%       1.25%       1.25%       1.25%       1.25%
 0.15%       0.15%       0.15%       0.15%       0.15%       0.15%       0.15%       0.15%       0.15%       0.15%       0.15%

 1.40%       1.40%       1.40%       1.40%       1.40%       1.40%       1.40%       1.40%       1.40%       1.40%       1.30%

 0.75%       0.75%       0.75%       0.75%       0.75%       0.85%(6)    0.65%(6)    0.35%       0.80%       0.80%       0.80%
 0.25%(4)    0.25%(4)    0.25%(4)    0.25%(4)    0.25%(4)    0.30%       0.10%       0.15%       0.63%       0.10%       0.22%

 1.00%(3)    1.00%(3)    1.00%(3)    1.00%(3)    1.00%(3)    1.15%       0.75%       0.50%(7)    1.43%(8)    0.90%(8)    1.02%(8)


------------------------------

(3) The Adviser has agreed to bear expenses for each Series, subject to reimbursement by each Series, such that each Series' "Other Expenses" shall not exceed 0.25% of the average daily net assets of the Series during the current fiscal year. Otherwise, "Other Expenses" for the Emerging Growth Series, Research Series, Growth With Income Series, Total Return Series and Utilities Series would be 0.41%, 0.73%, 1.32%, 1.35% and 2.00% respectively, and "Total Fund Portfolio Expenses" would be 1.16%, 1.48%, 2.07%, 2.10% and 2.75% respectively, for these Series. See "Information Concerning Shares of Each Series--Expenses."



(4) Each Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses".



(5) Neuberger&Berman Advisers Management Trust is divided into portfolios ("Portfolios"), each of which invests all of its net investable assets in a corresponding series ("Series") of Advisers Managers Trust.



(6) The figures reported here are "Investment Management and Administration Fees" which include the aggregate of the administration fees paid by the Portfolio and the management fees paid by its corresponding Series. Similarly, "Other Expenses" includes all other expenses of the Portfolio and its corresponding Series.



(7) The Funds' investment adviser has voluntarily agreed to waive such portion of its management fee as is necessary to cause the Total Fund Portfolio Annual Expenses of the Fund not to exceed .50% of the Money Market Fund's average daily net asset value. If this waiver is not sufficient to cause the Total Fund Portfolio Annual Expenses of the Fund not to exceed 0.50% of average daily net asset value the adviser has agreed to pay such other expenses of the Fund as is necessary to keep Total Fund Portfolio Annual Expenses from exceeding 0.50%. This arrangement will continue in effect until May 31, 1998 and afterwards to the extent described in the Funds' then current prospectus. To the extent management fees are waived by the adviser, or expenses of a Fund are paid by the adviser, the total return to shareholders will increase. Total return to shareholders will decrease to the extent management fees are no longer waived or expenses of the Fund are no longer paid. Total Fund Portfolio Annual Expenses would have been 1.53% for VP Money Market Fund prior to reimbursement by the adviser.



(8) The annual expenses of OCC Accumulation Trust Portfolios (the "Portfolios") as of December 31, 1996 have been restated to reflect new management fee and expense limitation arrangements in effect as of May 1, 1996. Additionally, Other Expenses are shown gross of certain expense offsets afforded the Portfolios which effectively lowered overall custody expenses. Effective May 1, 1996, the expenses of the Portfolios were contractually limited by OpCap Advisors so that their respective annualized operating expenses (net of any expense offsets) do not exceed 1.25% of their respective average daily net assets. Furthermore, through December 31, 1997, the annualized operating expenses of the Managed and Small Cap Portfolios will be voluntarily limited by OpCap Advisors so that annualized operating expenses (net of any expense offsets) of these Portfolios do not exceed 1.00% of their respective average daily net assets. Without such contractual and voluntary expense limitations and without giving effect to any expense offsets, the Management Fees, Other Expenses and Total Portfolio Annual Expenses incurred for the fiscal year ended December 31, 1996 would have been: .80%, 1.04% and 1.84%, respectively, for the Global Equity Portfolio; .80%, .10% and .90%, respectively, for the Managed Portfolio; and .80%, .26% and 1.06%, respectively, for the Small Cap Portfolio.

                    EXAMPLES

                    The Contract Owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets, and assuming all Premium Payments are allocated to the Variable Account:


                                                                                  1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                                -----------  -----------  -----------  -----------
                     1. IF THE CONTRACT IS SURRENDERED AT THE END OF THE APPLICABLE TIME PERIOD:
                     Alger Small Capitalization Portfolio.....................   $      83    $     133    $     177    $     269
                     Alger Leveraged AllCap Portfolio.........................   $      85    $     139    $     187    $     290
                     Alger MidCap Growth Portfolio............................   $      83    $     132    $     175    $     265
                     Alger Growth Portfolio...................................   $      82    $     130    $     172    $     260
                     CIGNA VP Money Market Fund...............................   $      79    $     121    $     157    $     230
                     Fidelity VIP Equity-Income Portfolio.....................   $      80    $     124    $     161    $     238
                     Fidelity VIP High Income Portfolio.......................   $      82    $     128    $     168    $     251
                     Fidelity VIP Overseas Portfolio..........................   $      84    $     134    $     179    $     274
                     Fidelity VIP II Investment Grade Bond Portfolio..........   $      80    $     124    $     161    $     238
                     Fidelity VIP II Contra Fund Portfolio....................   $      82    $     129    $     169    $     254
                     Fidelity VIP III Growth Opportunities Portfolio..........   $      82    $     130    $     171    $     257
                     MFS Total Return Series..................................   $      85    $     136    $     183    $     281
                     MFS Utilities Series.....................................   $      85    $     136    $     183    $     281
                     MFS Emerging Growth Series...............................   $      85    $     136    $     183    $     281
                     MFS Research Series......................................   $      85    $     136    $     183    $     281
                     MFS Growth With Income Series............................   $      85    $     136    $     183    $     281
                     AMT Limited Maturity Bond Portfolio......................   $      82    $     130    $     171    $     258
                     AMT Partners Portfolio...................................   $      84    $     135    $     180    $     276
                     OCC Global Equity Portfolio..............................   $      89    $     149    $     204    $     322
                     OCC Managed Portfolio....................................   $      84    $     133    $     178    $     271
                     OCC Small Cap Portfolio..................................   $      85    $     137    $     184    $     283

                     2. IF THE CONTRACT IS NOT SURRENDERED OR IF IT IS ANNUITIZED:
                     Alger Small Capitalization Portfolio.....................   $      24    $      73    $     126    $     269
                     Alger Leveraged AllCap Portfolio.........................   $      26    $      80    $     136    $     290
                     Alger MidCap Growth Portfolio............................   $      23    $      72    $     124    $     265
                     Alger Growth Portfolio...................................   $      23    $      71    $     121    $     260
                     CIGNA VP Money Market Fund...............................   $      20    $      62    $     106    $     230
                     Fidelity VIP Equity-Income Portfolio.....................   $      21    $      64    $     110    $     238
                     Fidelity VIP High Income Portfolio.......................   $      24    $      75    $     128    $     274
                     Fidelity VIP Overseas Portfolio..........................   $      22    $      69    $     118    $     254
                     Fidelity VIP II Investment Grade Bond Portfolio..........   $      21    $      64    $     110    $     238
                     Fidelity VIP II Contra Fund Portfolio....................   $      23    $      70    $     120    $     258
                     Fidelity VIP III Growth Opportunities Portfolio..........   $      25    $      75    $     129    $     276
                     MFS Total Return Series..................................   $      25    $      77    $     132    $     281
                     MFS Utilities Series.....................................   $      25    $      77    $     132    $     281
                     MFS Emerging Growth Series...............................   $      25    $      77    $     132    $     281
                     MFS Research Series......................................   $      25    $      77    $     132    $     281
                     MFS Growth With Income Series............................   $      25    $      77    $     132    $     281
                     AMT Limited Maturity Bond Portfolio......................   $      23    $      70    $     120    $     258
                     AMT Partners Portfolio...................................   $      25    $      75    $     129    $     276
                     OCC Global Equity Portfolio..............................   $      29    $      90    $     153    $     322
                     OCC Managed Portfolio....................................   $      24    $      74    $     127    $     271
                     OCC Small Cap Portfolio..................................   $      25    $      78    $     133    $     283


                    The preceding tables are intended to assist the Owner in understanding the costs and expenses borne, directly or indirectly, by Premium Payments allocated to the Variable Account. These include the expenses of the Funds, certain of which are subject to expense reimbursement arrangements which may be subject to change. See the Funds' Prospectuses. In addition to the expenses listed above, charges for premium tax equivalents may be applicable.

                    These examples reflect the annual $35 Account Fee as an annual charge of .07% of assets, based upon an anticipated average Annuity Account Value of $50,000. The results would be slightly different for New York Contracts which have a $30 annual Account Fee.

                    THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION

                    The Variable Account commenced operations on April 10, 1995. The Sub-Accounts commenced operation on various dates thereafter. There follows, for each of the twenty-one Variable Account Sub-Accounts available under the Contracts, information regarding the changes in the Accumulation Unit values from date of inception through December 31, 1995, and from January 1, 1996 through December 31, 1996, and the number of Accumulation Units outstanding at December 31, 1996:


                                                                               (IN DOLLARS)           NUMBER OF
                                                        ACCUMULATION   ----------------------------  ACCUMULATION
                                                            UNIT        ACCUMULATION    ACCUMULATION    UNITS
                                                          BEGINNING      UNIT VALUE     UNIT VALUE   OUTSTANDING
                                SUB-ACCOUNT                 VALUE        AT 12/31/95    AT 12/31/96   12/31/96
                      --------------------------------  -------------  ---------------  -----------  -----------
                      Alger American Growth Portfolio         10.00        12.385784     13.855323    1,330,936
                      Alger American Leveraged AllCap
                       Portfolio                              10.00        13.895178     15.364036      372,332
                      Alger American MidCap Growth
                       Portfolio                              10.00        13.106537     14.473761      677,431
                      Alger American Small Cap
                       Portfolio                              10.00        13.092181     13.460941    1,098,865
                      CIGNA VIP Money Market Fund             10.00           *             **           **
                      Fidelity VIP Equity-Income
                       Portfolio                              10.00        12.128673     13.679456    2,085,260
                      Fidelity VIP High Income
                       Portfolio                              10.00           *          10.802349      452,556
                      Fidelity VIP Overseas Portfolio         10.00           *          10.614394      178,578
                      Fidelity VIP II Contra Fund
                       Portfolio                              10.00           *             **           **
                      Fidelity VIP II Investment Grade
                       Bond Portfolio                         10.00        10.541110     10.734479      544,386
                      Fidelity VIP III Growth
                       Opportunities Portfolio                10.00           *             **           **
                      MFS Total Return Series                 10.00        11.003903     12.420693      706,567
                      MFS Utilities Series                    10.00        11.365171     13.292608      211,116
                      MFS Emerging Growth Series              10.00           *             **           **
                      MFS Research Series                     10.00           *             **           **
                      MFS Growth with Income Series           10.00           *             **           **
                      AMT Limited Maturity Bond
                       Portfolio                              10.00        10.547360     10.857343      337,716
                      AMT Partners Portfolio                  10.00        12.122020     15.500823      641,124
                      OCC Global Equity Portfolio             10.00        11.758951     13.347358      767,854
                      OCC Managed Portfolio                   10.00        11.143831     13.502565    2,477,621
                      OCC Small Cap Portfolio                 10.00        10.855343     12.718827      219,684
                      * Had not commenced operations as of December 31, 1995
                      ** Had not commenced operations as of December 31, 1996


THE COMPANY AND THE VARIABLE ACCOUNT

                    THE COMPANY. The Company is a stock life insurance company incorporated under the laws of Connecticut by special act of the Connecticut General Assembly in 1865. Its Home Office mailing address is Hartford, Connecticut 06152, Telephone
                    (203) 726-6000. It has obtained authorization to do business in fifty states, the District of Columbia and Puerto Rico. The Company issues group and individual life and health insurance policies and annuities. The Company has various wholly-owned subsidiaries which are generally engaged in the insurance business. The Company is a wholly-owned subsidiary of Connecticut General Corporation, Bloomfield, Connecticut. Connecticut General Corporation is wholly-owned by CIGNA Holdings Inc., Philadelphia, Pennsylvania which is in turn wholly-owned by CIGNA Corporation, Philadelphia, Pennsylvania. Connecticut General Corporation is the holding company of various insurance companies, one of which is Connecticut General Life Insurance Company.

                    THE VARIABLE ACCOUNT. The Variable Account was established by the Company as a separate account on January 25, 1994 pursuant to a resolution of its Board of Directors. Under Connecticut insurance law, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contracts described in this Prospectus, to the extent necessary to meet the Company's obligations thereunder. Although that portion of the assets maintained in the Variable Account equal to the reserves and other contract liabilities with respect to the Variable Account will not be charged with any liabilities arising out of any other business conducted by the Company, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

                    The Variable Account is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the 1940 Act and meets the definition of a separate account under the federal securities laws. Registration with the Commission does not involve supervision of the management or investment practices or policies of the Variable Account or of the Company by the Commission.

                    The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated to the Variable Account will be used to purchase Fund shares as designated by the Owner at their net asset value. Any and all distributions made by the Fund with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, account fees, mortality and expense risk charges, administrative expense charges and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will purchase and redeem Fund shares on an aggregate basis and will be fully invested in Fund shares at all times.

THE FUNDS

                    Each of the twenty-one Sub-Accounts of the Variable Account is invested solely in shares of one of the twenty-one Funds available as funding vehicles under the Contracts. Each of the Funds is a series of one of eight Massachusetts or Delaware business trusts, collectively referred to herein as the "Trusts", each of which is registered as an open-end, diversified management investment company under the 1940 Act.

                    The Trusts and their investment advisers and distributors are:

                        Alger American Fund ("Alger Trust"), managed by Fred Alger Management, Inc., 75 Maiden Lane, New York, NY 10038; and distributed by Fred Alger & Company, Incorporated, 30 Montgomery Street, Jersey City, NJ 07302;


                        CIGNA Variable Products Group ("CIGNA Group"), managed by CIGNA Investments, Inc. and distributed by CIGNA Financial Advisors, Inc., 900 Cottage Grove Road, Bloomfield, CT 06002;


                        Variable Insurance Products Fund ("Fidelity VIP"), Variable Insurance Products Fund II ("Fidelity VIP II") and Variable Insurance Products Fund III ("Fidelity VIP III"), managed by Fidelity Management & Research Company and distributed by Fidelity Distribution Corporation, 82 Devonshire Street, Boston, MA 02103;

                        MFS-Registered Trademark- Variable Insurance Trust ("MFS Trust"), managed by Massachusetts Financial Services Company and distributed by MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116;


                        Neuberger & Berman Advisers Management Trust ("AMT Trust"), managed and distributed by Neuberger & Berman Management Incorporated, 605 Third Avenue, 2nd Floor New York, NY 10158-0006;

                        OCC Accumulation Trust ("OCC Trust") (formerly Quest for Value Accumulation Trust), managed by OpCap Advisors (formerly Quest for Value Advisors) and distributed by OCC Distributors (formerly Quest for Value Distributors), One World Financial Center, New York, NY 10281.


                    Four Funds of ALGER Trust are available under the Contracts:

                        Alger American Growth Portfolio;
                        Alger American Leveraged AllCap Portfolio;
                        Alger American MidCap Growth Portfolio;
                        Alger American Small Capitalization Portfolio.


                    One Fund of CIGNA Group is available under the Contracts:



                        Money Market Fund ("CIGNA VP Money Market Fund").


                    Three Funds of FIDELITY VIP are available under the
                    Contracts:


                        Equity-Income Portfolio ("Fidelity VIP Equity-Income
                    Portfolio");
                        High Income Portfolio ("Fidelity VIP High Income
                    Portfolio");
                        Overseas Portfolio ("Fidelity VIP Overseas Portfolio").


                    Two Funds of FIDELITY VIP II are available under the
                    Contracts:


                        Contra Fund Portfolio ("Fidelity VIP II Contra Fund
                    Portfolio");
                        Investment Grade Bond Portfolio ("Fidelity VIP II
                    Investment Grade Bond Portfolio").


                    One Fund of FIDELITY VIP III is available under the
                    Contracts:


                        Growth Opportunities Portfolio ("Fidelity VIP III Growth Opportunities Portfolio").


                    Five Funds of MFS Trust are available under the Contracts:

                        MFS Total Return Series;
                        MFS Utilities Series;
                        MFS Emerging Growth Series;
                        MFS Research Series;
                        MFS Growth with Income Series.

                    Two Funds of AMT Trust are available under the Contracts:

                        Limited Maturity Bond Portfolio;
                        Partners Portfolio.

                    Three Funds of OCC Trust are available under the Contracts:

                        Global Equity Portfolio;
                        Managed Portfolio;
                        Small Cap Portfolio.

                    The investment advisory fees charged the Funds by their advisers are shown in the Fee Table at pages [8] and [9] of this Prospectus.

                    There follows a brief description of the investment objective and program of each Fund. There can be no assurance that any of the stated investment objectives will be achieved.

                    ALGER AMERICAN GROWTH PORTFOLIO (Large Cap Stocks): Seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of $1 billion or greater.

                    ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO (Large Cap Stocks): Seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, with the ability to engage in leveraging (up to one-third of assets) and options and futures transactions.


                    ALGER AMERICAN MIDCAP GROWTH PORTFOLIO (Mid Cap Stocks):
                    Seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies whose total market capitalization lies within the range of companies included in the S & P MidCap 400 Index.


                    ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO (Small Cap Stocks): Seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies whose total market capitalization lies within the range of companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index.


                    CIGNA VP MONEY MARKET FUND (Money Market): Seeks as high a level of current income as is consistent with preserving capital and providing liquidity, through investment in high quality U.S. dollar denominated money market securities of domestic and foreign issuers.


                    FIDELITY VIP II CONTRAFUND PORTFOLIO (Large Cap Stocks) Seeks capital appreciation by investing primarily in equity securities of companies that are undervalued or out-of-favor.

                    FIDELITY VIP II INVESTMENT GRADE BOND PORTFOLIO (Fixed Income-Intermediate Term Bonds): Seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities.

                    FIDELITY VIP EQUITY-INCOME PORTFOLIO (Large Cap Stocks):
                    Seeks reasonable income by investing primarily in income-producing equity securities, with some potential for capital appreciation, seeking a yield that exceeds the composite yield on the securities comprising the Standard and Poor's Composite Index of 500 Stocks.

                    FIDELITY VIP HIGH INCOME PORTFOLIO (High Yield Bonds): Seeks high current income by investing mainly in high yielding debt securities, with an emphasis on lower quality securities.

                    FIDELITY VIP OVERSEAS PORTFOLIO (International Equity):
                    Seeks long term growth of capital by investing mainly in foreign securities.

                    FIDELITY VIP III GROWTH OPPORTUNITIES PORTFOLIO (Large Cap Stocks): Seeks capital growth by investing primarily in common stocks and securities convertible into common stocks.


                    MFS EMERGING GROWTH (Large Cap Stocks): Seeks long-term growth of capital by investing primarily in common stocks of companies management believes to be early in their life cycle but which have the potential to become major enterprises.


                    MFS GROWTH WITH INCOME (Large Cap Stocks): Seeks reasonable current income and long-term growth of capital and income.

                    MFS RESEARCH SERIES (Large Cap Stocks): Seeks to provide long-term growth of capital and future income.

                    MFS TOTAL RETURN SERIES (Balanced or Total Return): Seeks primarily to obtain above-average income, (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

                    MFS UTILITIES SERIES (Specialty): Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal circumstances, at least 65% of its assets in equity and debt securities of utility companies.


                    NEUBERGER&BERMAN AMT LIMITED MATURITY BOND PORTFOLIO (Short to Intermediate Term Bonds): Seeks the highest current income consistent with low risk to principal and liquidity; and secondarily, total return.



                    NEUBERGER&BERMAN AMT PARTNERS PORTFOLIO (Large Cap Stocks):
                    Seeks capital growth. Invests principally in common stocks of medium to large capitalization established companies, using the value-oriented investment approach. The Portfolio seeks capital growth through an investment approach that is designed to increase capital with reasonable risk. The portfolio manager seeks securities believed to be undervalued based on strong fundamentals such as low price-to-earnings ratios, consistent cash flow, and support from asset values.


                    OCC GLOBAL EQUITY PORTFOLIO (International Stocks): Seeks long-term capital appreciation through a global investment strategy primarily involving equity securities.

                    OCC MANAGED PORTFOLIO (Balanced or Total Return): Seeks growth of capital over time through investment in a portfolio of common stocks, bonds and cash equivalents, the percentage of which will vary based on management's assessments of relative investment values.

                    OCC SMALL CAP PORTFOLIO (Small Cap Stocks): Seeks capital appreciation through investments in a diversified portfolio of equity securities of companies with market capitalizations of under $1 billion.


                    The Neuberger&Berman AMT Partners Portfolio,
                    Neuberger&Berman Limited Maturity Bond Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP II Contra Fund Portfolio, Fidelity VIP High Income Portfolio, Fidelity VIP Overseas Portfolio, MFS Emerging Growth Series, MFS Research Series, MFS Total Return Series, MFS Utilities Series, OCC Global Equity Portfolio, OCC Managed Portfolio, and the OCC Small Cap Portfolio funds may invest in non-investment grade, high yield, high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual Fund prospectuses.


                    GENERAL

                    There is no assurance that the investment objective of any of the Funds will be met. Contract Owners bear the complete investment risk for Annuity Account Values allocated to a Variable Account Sub-Account. Each such Sub-Account involves inherent investment risk, and such risk varies significantly among the Sub-Accounts. Contract Owners should read each Fund's prospectus carefully and understand the Funds' relative degrees of risk before making or changing investment choices. Additional Funds may, from time to time, be made available as investments to underlie the Contracts. However, the right to make such selections will be limited by the terms and conditions imposed on such transactions by the Company (See "Premium Payments and Contract Value-Allocation of Premium Payments").

                    SUBSTITUTION OF SECURITIES

                    If the shares of any Fund should no longer be available for investment by the Variable Account or if, in the judgment of the Company, further investment in such shares should become inappropriate in view of the purpose of the Contracts, the Company may substitute shares of another Fund. No substitution of securities in any Sub-Account may take place without prior approval of the Commission and under such requirements as it may impose.

                    VOTING RIGHTS

                    In accordance with its view of present applicable law, the Company will vote the shares of each Fund held in the Variable Account at special meetings of the shareholders of the particular Trust in accordance with written instructions received from persons having the voting interest in the Variable Account. The Company will vote shares for which it has not received instructions, as well as shares attributable to it, in the same proportion as it votes shares for which it has received instructions. The Trusts do not hold regular meetings of shareholders. Shareholder votes take place whenever state law or the 1940 Act so require, for example on certain elections of Board of Trustees, the initial approval of investment advisory contracts and changes in investment objectives and fundamental investment policies.

                    The number of shares which a person has a right to vote will be determined as of a date to be chosen by the Company not more than sixty (60) days prior to the meeting of the particular Trust. Voting instructions will be solicited by written communication at least fourteen (14) days prior to the meeting.

                    The Funds' shares are issued and redeemed only in connection with variable annuity contracts and variable life insurance policies issued through separate accounts of the Company and other life insurance companies. The Trusts do not foresee any disadvantage to Contract Owners arising out of the fact that shares may be made available to separate accounts which are used in connection with both variable annuity and variable life insurance products. Nevertheless, the Trusts' Boards intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force a Fund to sell portfolio securities at disadvantageous prices.

PREMIUM PAYMENTS AND CONTRACT VALUE

                    PREMIUM PAYMENTS

                    The Contracts may be purchased under a flexible premium payment plan. Premium Payments are payable in the frequency and in the amount selected by the Contract Owner. The initial Premium Payment is due on the Effective Date. It must be at least $2,000. Subsequent Premium Payments must be at least $100. These minimum amounts are not waived for Qualified Plans. The Company reserves the right to decline any application or order to purchase or Premium Payment. A Premium Payment in excess of $1 million requires preapproval by the Company.

                    The Company may, at its sole discretion, offer special premium payment programs and/ or waive the minimum payment requirements.

                    The Contract Owner may elect to increase, decrease or change the frequency of Premium Payments.

                    ALLOCATION OF PREMIUM PAYMENTS

                    Premium Payments are allocated to one or more of the appropriate Sub-Accounts within the Variable Account and Fixed Account as selected by the Contract Owner. For each Variable Account Sub-Account, the Premium Payments are converted into Accumulation Units. The number of Accumulation Units credited to the Contract is determined by dividing the Premium Payment allocated to the Sub-Account by the value of the Accumulation Unit for the Sub-Account.

                    The Company will allocate the initial Premium Payment directly to the Sub-Account(s) selected by the Owner unless state law requires, during the right-to-examine period, a refund of Premium Payments rather than Annuity Account Value.

                    In such cases, the initial Premium Payment will be allocated to the money market account until the right-to-examine period has expired.

                    Transfers do not necessarily affect the allocation instructions for payments. Subsequent payments will be allocated as directed by the Owner; if no direction is given, the allocation will be that which has been most recently directed for payments by the Owner. The Owner may change the allocation of future payments without fee, penalty or other charge upon written notice to the Annuity & Variable Life Services Center. A change will be effective for payments received on or after receipt of the notice of change.

                    Any Premium Payment at the time of any allocation may be allocated to a single or multiple sub-accounts in whole percentages (e.g., 12%). No allocation can be made which would result in a Variable Account Sub-Account of less than $50 or a Fixed Account Sub-Account value of less than $2,000. Further, at this time, no more than 18 Fixed Account and Variable Account Sub-Accounts may be opened during the life of the Contract. The Company may expand this number at a future date.

                    The Company may, at its sole discretion, waive minimum premium allocation requirements or minimum Variable Account Sub-Account requirements.

                    For initial Premium Payments, if the application or order to purchase for a Contract is in good order, the Company will apply the Premium Payment to the Variable Account and credit the Contract with Accumulation Units within two business days of receipt at the Accumulation Unit Value for the Valuation Period during which the Premium Payment is accepted unless state law requires, during the right-to-examine period, a refund of Premium Payments rather than Annuity Account Value.

                    If the application or order to purchase for a Contract is not in good order, the Company will attempt to get it in good order or the Company will return the application or order to purchase and the Premium Payment within five business days. The Company will not retain a Premium Payment for more than five business days while processing an incomplete application or order to purchase unless it has been so authorized by the purchaser.

                    For each subsequent Premium Payment, the Company will apply such payment to the Variable Account and credit the Contract with Accumulation Units at the Accumulation Unit Value for the Valuation Period during which each such payment was received in good order.

                    OPTIONAL VARIABLE ACCOUNT SUB-ACCOUNT ALLOCATION PROGRAMS

                    The Contract Owner may elect to enroll in either of the following programs. However, both programs cannot be in effect at the same time.

                    DOLLAR COST AVERAGING

                    Dollar Cost Averaging is a program which, if elected by the Contract Owner, systematically allocates specified dollar amounts from the Money Market Sub-Account or the One-Year Fixed Account Sub-Account to one or more of the Contract's Variable Account Sub-Accounts at regular intervals as selected by the Contract Owner. By allocating on a regularly scheduled basis as opposed to allocating the total amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations.

                    Dollar Cost Averaging may be selected by establishing a Money Market Sub-Account of at least $1,000 or a One-Year Fixed Account Sub-Account with a value of at least $2,000. The minimum amount per month to allocate is $50 (subject to the 18 Sub-Account limitation described under "Allocation of Premium Payments" above). Enrollment in this program may occur at any time by calling or writing the Annuity & Variable Life Services Center or by providing the information requested on the Dollar Cost Averaging election form to the Company and ensuring that sufficient value is in the Money Market Sub-Account or the One-year Fixed Account Sub-Account. Transfers to any Fixed Account Sub-Account or from a Fixed Account Sub-Account other than the One-Year Fixed Account Sub-Account are not permitted under Dollar Cost Averaging. The Company may, at its sole discretion, waive Dollar Cost Averaging minimum deposit and transfer requirements.

                    Dollar Cost Averaging will terminate when any of the following occurs: (1) the number of designated transfers has been completed; (2) the value of the Money Market Sub-Account or the One-Year Fixed Sub-Account is insufficient to complete the next transfer; (3) the Owner requests termination by telephone or in writing and such request is received at least one week prior to the next scheduled transfer date to take effect that month; or (4) the Contract is surrendered.

                    The Dollar Cost Averaging program is not available following the Annuity Date. There is no current charge for Dollar Cost Averaging but the Company reserves the right to charge for this program.

                    AUTOMATIC REBALANCING

                    Automatic Rebalancing is an option which, if elected by the Contract Owner, periodically restores to a pre-determined level the percentage of Contract Value allocated to each Variable Account Sub-Account (e.g. 20% Money Market, 50% Growth, 30% Utilities). This pre-determined level will be the allocation initially selected when the Contract was purchased, unless subsequently changed. The Automatic Rebalancing allocation may be changed at any time by submitting a request to the Company.

                    If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Variable Account Sub-Accounts must be subject to Automatic Rebalancing. The Fixed Account Sub-Account is not available for Automatic Rebalancing.

                    Automatic Rebalancing may take place on either a quarterly, semi-annual or annual basis, as selected by the Owner. Once the rebalancing option is activated, any Variable Account Sub-Account transfers executed outside of the rebalancing option will terminate the Automatic Rebalancing option. Any subsequent premium payment or withdrawal that modifies the net account balance within each Variable Account Sub-Account may also cause termination of the Automatic Rebalancing option. Any such termination will be confirmed to the Owner. The Owner may terminate the Automatic Rebalancing option or re-enroll at any time by calling or writing the Annuity & Variable Life Services Center.

                    The Automatic Rebalancing program is not available following the Annuity Date. There is no current charge for Automatic Rebalancing but the Company reserves the right to charge for this program.

                    CONTRACT VALUE

                    The value of the Contract is the sum of the values attributable to the Contract for each Fixed and Variable Sub-Account. The value of each Variable Sub-Account is determined by multiplying the number of Accumulation Units attributable to the Contract in the Sub-Account by the value of an Accumulation Unit for the Sub-Account.

                    ACCUMULATION UNIT

                    Premium Payments allocated to the Variable Account are converted into Accumulation Units. This is done by dividing each Premium Payment by the value of an Accumulation Unit for the Valuation Period during which the Premium Payment is allocated to the Variable Account. The Accumulation Unit value for each Sub-Account was or will be set initially at $10. It may increase or decrease from Valuation Period to Valuation Period. The Accumulation Unit value for any later Valuation Period is determined by multiplying the Accumulation Unit Value for that Sub-Account for the preceding Valuation Period by the Net Investment Factor for the current Valuation Period. The Net Investment Factor is calculated as follows:

                    The Net Investment Factor for any Variable Account Sub-Account for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result, where:
                    (a) is the net result of:
                       (1)the net asset value (as described in the prospectus
                          for the Fund) of a Fund share held in the Variable Account Sub-Account determined as of the end of the Valuation Period, plus
                       (2)the per share amount of any dividend or other
                          distribution declared by the Fund on the shares held in the Variable Account Sub-Account if the "ex-dividend" date occurs during the Valuation Period, plus or minus
                       (3)a per share credit or charge with respect to any taxes
                          paid or reserved for by the Company during the Valuation Period which are determined by the Company to be attributable to the operation of the Variable Account Sub-Account;
                    (b) is the net asset value of a Fund share held in the
                        Variable Account Sub-Account determined as of the end of the preceding Valuation Period; and
                    (c) is the asset charge factor determined by the Company for the Valuation Period to reflect the charges for assuming the mortality and expense risks and for administrative expenses.

                    The asset charge factor for any Valuation Period is equal to the daily asset charge factor multiplied by the number of 24-hour periods in the Valuation Period.

CHARGES AND DEDUCTIONS

                    Various charges and deductions are made from Annuity Account Values and the Variable Account. These charges and deductions are:

                    CONTINGENT DEFERRED SALES CHARGE (SALES LOAD)

                    Upon a partial withdrawal or full surrender, a Contingent Deferred Sales Charge (sales load) will be calculated and will be deducted from the Annuity Account Value. This Charge reimburses the Company for expenses incurred in connection with the promotion, sale and distribution of the Contracts. The Contingent Deferred Sales Charge applies only to those Premium Payments received within seven (7) years of the date of partial withdrawal or full surrender. In calculating the Contingent Deferred Sales Charge, Premium Payments are allocated to the amount surrendered or withdrawn on a first-in, first-out basis. The amount of the Contingent Deferred Sales Charge is calculated by: (a) allocating Premium Payments to the amount withdrawn or surrendered; (b) multiplying each allocated Premium Payment that has been held under the Contract for the period shown below by the charge shown below:

   YEARS SINCE
     PAYMENT           CHARGE
------------------     ------
       0-1                   7%
       1-2                   7%
       2-3                   7%
       3-4                   6%
       4-5                   6%
       5-6                   5%
       6-7                   4%
        7+                   0

                    and (c) adding the products of each multiplication in (b) above. The charge will not exceed 7% of the Premium Payments. Any applicable negative Market Value Adjustment and Account Fee will be deducted before application of the Contingent Deferred Sales Charge. The charge is not imposed on any death benefit paid or upon amounts applied to an annuity option.

                    A Contract Owner may, during each Contract Year, withdraw up to fifteen percent (15%) of Premium Payments, or any remaining portion thereof, without incurring a Contingent Deferred Sales Charge. The earliest Premium Payments remaining in the Contract will be deemed withdrawn first under this Fifteen Percent Free provision. No Contingent Deferred Sales Charge will be deducted on withdrawals from Premium Payments which have been held under the Contract for more than seven (7) Contract Years or from annuity payments. The Company may also eliminate or reduce the Contingent Deferred Sales Charge under the Company procedures then in effect.

                    For a partial withdrawal, unless the Owner designates otherwise, the Contingent Deferred Sales Charge will be deducted proportionately from the Sub-Account(s) from which the withdrawal is to be made by cancelling Accumulation Units from each applicable Sub-Account in the ratio that the value of each Sub-Account bears to the total of the values of the Sub-Accounts from which the partial withdrawal is made. If the value(s) of such Sub-Account(s) are insufficient, the amount payable on the withdrawal will be net of any remaining Contingent Deferred Sales Charges unless the Owner and the Company agree otherwise.


                    Commissions of up to 7.00% will be paid to broker-dealers who sell the Contracts, and the Company will incur other promotional or distribution expenses associated with the marketing of the Contracts. To the extent that the Contingent Deferred Sales Charge is insufficient to cover the actual cost of distribution, the Company may use any of its corporate assets, including potential profit which may arise from the Mortality and Expense Risk Charge, to make up any difference.


                    MORTALITY AND EXPENSE RISK CHARGE

                    The Company deducts on each Valuation Date a Mortality and Expense Risk Charge which is equal, on an annual basis, to 1.25% of the average daily net assets of the Variable Account (consisting of approximately .75% for mortality risks and approximately .50% for expense risks). The mortality risks assumed by the Company arise from its contractual obligation to make annuity payments after the Annuity Date for the life of the Annuitant in accordance with annuity rates guaranteed in the Contract and to pay death benefits that may exceed the Annuity Account Value. The expense risk assumed by the Company is that all actual expenses involved in administering the Contracts, including Contract maintenance costs, administrative costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, and the costs of other services may exceed the amount recovered from the Account Fee and the Administrative Expense Charge, each of which is described below.

                    If the Mortality and Expense Risk Charge is insufficient to cover the actual costs, the loss will be borne by the Company. Conversely, if the amount deducted proves more than sufficient, the excess will be a profit to the Company. The Company expects to profit from this charge.

                    The Mortality and Expense Risk Charge is guaranteed by the Company and cannot be increased.

                    ADMINISTRATIVE EXPENSE CHARGE

                    The Company deducts on each Valuation Date an Administrative Expense Charge which is equal, on an annual basis, to 0.15% of the average daily net assets of the Variable Account. This charge is to reimburse the Company for a portion of its expenses in administering the Contracts. This charge is guaranteed by the Company and cannot be increased, and the Company will not derive a profit from this charge.

                    ACCOUNT FEE

                    The Company deducts an annual Account Fee of $35 ($30 for New York Contracts) from the Annuity Account Value on the last Valuation Date of each Contract Year. This charge, like the Administrative Expense Charge, is to reimburse the Company for a portion of its expenses in administering the Contracts. Prior to the Annuity Date, this charge is deducted by cancelling Accumulation Units from each applicable Sub-Account in the ratio that the value of each Sub-Account bears to the total Annuity Account Value. When the Contract is annuitized or surrendered for its full Surrender Value on other than a Contract Anniversary, the Account Fee will be prorated at the time of surrender or annuitization. On and after the Annuity Date, the Account Fee will be collected proportionately from the Sub-Account(s) on which the Variable Annuity payment is based, prorated on a monthly basis and will result in a reduction of the annuity payments. The Account Fee will be waived for any Contract Year in which the Annuity Account Value equals or exceeds $100,000 as of the last Valuation Date of the Contract Year.

                    PREMIUM TAX EQUIVALENTS

                    Premium tax equivalents or other taxes payable to a state, municipality or other governmental entity will be charged against Annuity Account Value. Premium taxes currently imposed by certain states on the Contracts offered hereby range from 0% to 3.5% of Premiums paid. Some states assess premium taxes at the time Premium Payments are made; others assess premium taxes at the time annuity payments begin. The Company will, in its sole discretion, determine when taxes have resulted from: the investment experience of the Variable Account; receipt by the Company of the Premium Payment(s); or commencement of annuity payments. The Company may, at its sole discretion, pay taxes when due and deduct an equivalent amount reflecting investment experience from the Annuity Account Value at a later date. Payment at an earlier date does not waive any right the Company may have to deduct amounts at a later date.

                    INCOME TAXES

                    While the Company is not currently maintaining a provision for federal income taxes, the Company has reserved the right to establish a provision for income taxes if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Variable Account. The Company will deduct for any income taxes incurred by it as a result of the operation of the Variable Account whether or not there was a provision for taxes and whether or not it was sufficient.

                    FUND EXPENSES

                    There are other deductions from, and expenses paid out of, the assets of the Funds which are described in the accompanying Funds' prospectuses.

                    TRANSFER FEE

                    Prior to the Annuity Date, a Contract Owner may transfer all or a part of the Annuity Account Value in a Sub-Account to another Sub-Account without the imposition of any transfer fee or charge if there have been no more than twelve transfers made in the Contract Year. For additional transfers, the Company reserves the right to deduct a transfer fee of up to $10 per transfer. Prescheduled automatic Dollar Cost Averaging or Automatic Rebalancing transfers are not counted toward the twelve transfer limit. The Company reserves the right to charge a fee of up to $10 for each transfer after the Annuity Date. The transfer fee at any given time will not be set at a level greater than its cost and will contain no element of profit.

                    DEATH BENEFITS

                    DEATH BENEFITS PROVIDED BY THE CONTRACTS

                    In the event of death of the Contract Owner (or the Annuitant, if the Owner is a non-natural person) prior to the Annuity Date, a death benefit is payable to the Beneficiary designated by the Owner upon due proof of death (a certified copy of the Death Certificate) of the Owner. If there is no designated Beneficiary, or contingent Beneficiary, the Company will, upon receipt of due proof of death of Owner, Beneficiary and contingent Beneficiary, pay the death benefit in one lump sum to the deceased Owner's estate.

                    If the death of any annuitant occurs on or after the Annuity Date, no death benefit will be payable under the Contract except as may be provided under the Annuity Option elected.

                    AMOUNT OF DEATH BENEFIT

                    The amount of the death benefit is determined as of the effective date or deemed effective date of the death benefit election (see "Election and Effective Date of Election"), and is equal to the greatest of --
                    (a) the Annuity Account Value for the Valuation Period
                        during which the death benefit election is effective or deemed to become effective;
                    (b) the sum of all the Premium Payments made under the
                        Contract, less the sum of all partial withdrawals; or
                    (c) the highest Annuity Account Value ever attained on a
                        Contract Anniversary date occurring on or before the Owner's 80th birthday, with adjustments for any subsequent Premium Payments, partial withdrawals and charges made since such Contract Anniversary Date.

                    On or after Owner's 90th birthday, the amount of the death benefit is the greater of (a) and (b) above.

                    No MVA or withdrawal charges are assessed against amounts which are applied toward payment of a death benefit.

                    Upon a transfer of ownership, the death benefit becomes the greatest of --
                    (a) the Annuity Account Value for the Valuation Period
                        during which the death benefit election is effective or deemed to become effective;
                    (b) the sum of Premium Payments made less the sum of
                        withdrawals made on or before the date of transfer, adjusted for any subsequent Premium Payments and partial withdrawals made under the Contract; or
                    (c) the highest Annuity Account Value ever attained on a
                        Contract Anniversary date subsequent to the date of transfer occurring on or before the new Owner's 80th birthday, with adjustments for any subsequent Premium Payments, partial withdrawals and charges made since such Contract Anniversary Date.

                    On or after the then current Owner's 90th birthday, the amount of the death benefit is the greater of (a) and (b) above.

                    ELECTION AND EFFECTIVE DATE OF ELECTION

                    The Beneficiary may, at any time before the end of the sixty
                    (60) day period immediately following receipt of due proof of death by the Company, elect the death benefit to be paid as follows:
                    1. the payment of the entire death benefit on a specified date, which must be within five years of the date of the death of the Owner or Annuitant, whichever is applicable; or
                    2. payment over the lifetime of the designated Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary, with distribution beginning within one year of the date of death of the Owner or Annuitant, whichever is applicable (see "Annuity Provisions -- Annuity Options"); or
                    3. payment in accordance with one of the settlement options under the Contract (see "Annuity Provisions -- Annuity Options"); or
                    4. if the designated Beneficiary is the Owner's spouse, he/she can continue the Contract in his/her own name.

                    Payment amounts may vary with their frequency and duration (see "Annuity Provisions -- Annuity Options"). To the extent that the Beneficiary elects a variable payment option, the Beneficiary will bear the investment risk associated with the performance of the underlying Fund(s) in which the relevant Variable Sub-Account invest(s).

                    Such election may be made by filing with the Company a statement in writing specifying the method by which the death benefit shall be paid and such election shall become effective on the later of (a) the date the election is received by the Company, and (b) the date due proof of death of the Owner is received by the Company.

                    If no payment option is elected, a single sum settlement will be made by the Company within seven (7) days of the end of the sixty (60) day period following receipt of due proof of death of the Owner or Annuitant as applicable.

                    If the Owner is a non-natural person, then for purposes of the death benefit, the Annuitant shall be treated as the Owner, except that in such case a change of annuitant would be treated as a death of the annuitant.

                    DEATH OF THE ANNUITANT BEFORE THE ANNUITY DATE

                    If the Annuitant dies prior to the Annuity Date and the Annuitant is different from the Contract Owner, the Contract Owner, if a natural person, may designate a new Annuitant. Unless and until one is designated, the Contract Owner will be the Annuitant. If the Contract Owner is not a natural person, then the death benefit, valued as described in "Amount of Death Benefit" but based on the Annuitant, is paid on due proof of the Annuitant's death.

                    DEATH OF THE ANNUITANT AFTER THE ANNUITY DATE

                    If the Annuitant dies after the Annuity Date, the death benefit, if any, will be as specified in the Annuity Option elected.

                    The Company will require due proof of the Annuitant's death. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the Annuitant's death.

OTHER CONTRACT FEATURES

                    OWNERSHIP

                    The Contract Owner has all rights and may receive all benefits under the Contract. The Contract Owner may change the Contract Owner at any time. If the Contract Owner dies, a death benefit will be paid to the Beneficiary upon proof of the Contract Owner's death. If the Owner is a corporation, partnership or other non-natural person, the death benefit is paid upon receipt of due proof of the Annuitant's death. A change of Contract Owner will automatically revoke any prior designation of Contract Owner. A request for change must be: (1) made in writing; and (2) received by the Company at its Annuity & Variable Life Services Center. The change will become effective as of the date the written request is signed. A new designation of Contract Owner will not apply to any payment made or action taken by the Company prior to the time it was received.

                    For non-qualified contracts, in accordance with Code Section 72(u), a deferred annuity contract held by a corporation or other entity that is not a natural person is not treated as an annuity contract for tax purposes. Income on the contract is treated as ordinary income received by the owner during the taxable year. But in accordance with Code Section 72(u), an annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

                    ASSIGNMENT

                    The Contract Owner may assign the Contract at any time during his or her lifetime. Unless provided otherwise, an assignment will not affect the interest of any previously indicated Beneficiary. The Company will not be bound by any assignment until written notice is received by the Company at its Annuity & Variable Life Services Center. The Company is not responsible for the validity of any assignment. The Company will not be liable as to any payment or other settlement made by the Company before such assignment has been recorded at the Company's Annuity & Variable Life Services Center.

                    If the Contract is issued pursuant to a Qualified Plan, it may not be assigned, pledged or otherwise transferred except as may be allowed under applicable law.

                    BENEFICIARY

                    The Beneficiary is named when the Contract is applied for and, unless changed, is entitled to receive any death benefits to be paid. Prior to the Annuity Date, death benefits are paid to the Beneficiary on the death of the Owner.

                    CHANGE OF BENEFICIARY

                    The Contract Owner may change a Beneficiary by filing a written request with the Company at its Annuity & Variable Life Services Center unless an irrevocable Beneficiary designation was previously filed. After the change is recorded, it will take effect as of the date the request was signed. If the request reaches the Annuity & Variable Life

                    Services Center after the death of the Annuitant or Contract Owner, as applicable, but before any payment is made, the change will be valid. The Company will not be liable for any payment made or action taken before it records the change.

                    ANNUITANT

                    The Annuitant must be a natural person. The maximum age of the Annuitant on the date the Contract is issued is 90 years old. The Annuitant may be changed at any time prior to the Annuity Date unless the Contract is owned by a non-natural person. Joint Annuitants are allowed at the time of annuitization only, if the Company chooses to make a joint and survivor annuity payment option available in addition to the options provided in the Contract. The Annuitant has no rights or privileges prior to the Annuity Date. When an Annuity Option is elected, the amount payable as of the Annuity Date is based on the age and gender classification (in accordance with state law) of the Annuitant, as well as the Option selected and the Annuity Account Value.

                    TRANSFER OF CONTRACT VALUES BETWEEN SUB-ACCOUNTS

                    Prior to the Annuity Date, the Contract Owner may transfer all or part of the Annuity Account Value in a Sub-Account to another Sub-Account without the imposition of any fee or charge if there have been no more than twelve transfers made in the Contract Year. For additional transfers, the Company reserves the right to deduct a transfer fee of up to $10 (See "Charges and Deductions -- Transfer Fee"). This Contract is not designed for professional market timing organizations or other entities using programmed and frequent transfers.

                    Repeated patterns of frequent transfers are disruptive to the operation of the Sub-Accounts, and should the Company become aware of such disruptive practices, the Company may refuse to permit more than 12 transfers in any year and may modify the transfer provisions of the Contract.

                    After the Annuity Date, provided a variable annuity option was selected, the Contract Owner may make up to three transfers between Variable Sub-Accounts in any Contract Year.

                    All transfers are subject to the following:
                    a. The deduction of any transfer fee that may be imposed.
                       The transfer fee will be deducted from the amount which is transferred if the entire amount in the Sub-Account is being transferred, otherwise from the Sub-Account from which the transfer is made.
                    b. The minimum amount which may be transferred is the lesser of (i) $2,000 per Fixed Account Sub-Account or $50 per Variable Account Sub-Account; or (ii) the Contract Owner's entire interest in the Sub-Account. The Company, at its sole discretion may waive these minimum requirements.
                    c. No partial transfer will be made if the Contract Owner's remaining Contract Value in the Sub-Account will be less than $50.
                    d. Transfers will be effected during the Valuation Period
                       next following receipt by the Company of a written transfer request (or by telephone, if authorized) containing all required information. However, no transfer may be made effective within seven calendar days of the date on which the first annuity payment is due. Transfers are not permitted during the right-to-examine period.
                    e. Any transfer request must clearly specify the amount
                       which is to be transferred and the Sub-Accounts which are to be affected.
                    f. Transfers of all or a portion of any Fixed Account
                       Sub-Account values (other than transfers pursuant to the Dollar Cost Averaging program) are subject to any applicable Market Value Adjustment;

                    g. The Company reserves the right to defer transfers from
                       any Fixed Account Sub-Account for up to six months after date of receipt of the transfer request;
                    h. Transfers involving the Variable Account Sub-Accounts are subject to such restrictions as may be imposed by the Funds;
                    i. The Company reserves the right at any time and without
                       prior notice to any party to terminate, suspend or modify the transfer privileges described above.
                    j. After the Annuity Date, transfers may not take place
                       between a Fixed Annuity Option and a Variable Annuity Option.
                    k. The Company reserves the right to reject any premium
                       allocation or transfer which would cause the Fixed Account Sub-Account values in aggregate to exceed then current Company limits.

                    Transfers between Sub-Accounts may be made by calling or writing the Annuity & Variable Life Services Center. Transfer requests must be received prior to 4:00 Eastern Time in order to be effective that day.

                    Transfers between any Sub-Accounts may be suspended or postponed during any period in which the New York Stock Exchange is closed or has suspended trading.

                    PROCEDURES FOR TELEPHONE TRANSFERS

                    Owners may effect telephone transfers by calling the Annuity & Variable Life Services Center.

                    The Company will take the following procedures to confirm that instructions communicated by telephone are genuine. Before a service representative accepts any request, the caller will be asked for specific information to validate the request. All calls will be recorded. All transactions performed will be confirmed by the Company in writing. The Company is not liable for any loss, cost or expense for acting on telephone instructions which are believed to be genuine in accordance with these procedures.

                    SURRENDERS AND PARTIAL WITHDRAWALS

                    While the Contract is in force and before the Annuity Date, the Company will, upon written request to the Company by the Contract Owner, allow the surrender or partial withdrawal of all or a portion of the Contract for its Surrender Value. Surrenders or partial withdrawals will result in the cancellation of Accumulation Units from each applicable Sub-Account in the ratio that the value of each Sub-Account bears to the total Annuity Account Value, unless the Contract Owner specifies in writing in advance which units are to be cancelled. The Company will pay the amount of any surrender or partial withdrawal within seven (7) days of receipt of a valid request, unless the "Delay of Payments" provision is in effect. (See "Delay of Payments and Transfers")

                    Certain tax withdrawal penalties and restrictions may apply to surrenders and partial withdrawals from Contracts. (See "Tax Matters.") Contract Owners should consult their own tax counsel or other tax adviser regarding any surrenders and partial withdrawals.

                    The Surrender Value is the Annuity Account Value for the Valuation Period next following the Valuation Period during which the written request to the Company for surrender is received, reduced, in the case of full surrender, by the sum of:
                    A. any applicable premium tax equivalents not previously
                       deducted;
                    B. any applicable Account Fee; and
                    C. any applicable Contingent Deferred Sales Charge; and
                       for partial withdrawals, by the sum of A and C above.

                    DELAY OF PAYMENTS AND TRANSFERS

                    The Company reserves the right to suspend or postpone payments or transfers for any period when:
                    1. the New York Stock Exchange is closed (other than
                       customary weekend and holiday closings);
                    2. trading on the New York Stock Exchange is restricted;
                    3. an emergency exists as a result of which disposal of
                       securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets; or
                    4. during any other period when the Commission, by order, so permits for the protection of Contract Owners.

                    The applicable rules and regulations of the Commission will govern as to whether the conditions described in 2. and 3. exist.

                    The Company reserves the right to defer the payment or transfer of amounts withdrawn from any Fixed Account Sub-Account for a period not to exceed six months from the date written request for such withdrawal or transfer is received by the Company. If payment or transfer is deferred beyond thirty (30) days, the Company will pay interest of not less than 3% per year on amounts so deferred.

                    In addition, payment of the amount of any withdrawal derived, all or in part, from any Premium Payment paid to the Company by check or draft may be postponed until the Company determines the check or draft has been honored.

                    CHANGE IN OPERATION OF VARIABLE ACCOUNT

                    At the Company's election and if deemed in the best interests of persons having voting rights under the Contracts, the Variable Account may be operated as a management company under the 1940 Act or any other form permitted by law; de-registered under the 1940 Act in the event registration is no longer required (deregistration of the Variable Account requires an order by the Commission); or combined with one or more other separate accounts. To the extent permitted by applicable law, the Company also may transfer the assets of the Variable Account associated with the Contracts to another account or accounts. In the event of any change in the operation of the Variable Account pursuant to this provision, the Company may make appropriate endorsement to the Contracts to reflect the change and take such other action as may be necessary and appropriate to effect the change.

                    MODIFICATION

                    Upon notice to the Owner (or the Payee(s) during the Annuity Period), the Contracts may be modified by the Company if such modification: (i) is necessary to make the Contracts or the Variable Account comply with, or take advantage of, any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; or (ii) is necessary to attempt to assure continued qualification of the Contracts under the Code or other federal or state laws relating to retirement annuities or annuity contracts; or
                    (iii) is necessary to reflect a change in the operation of the Variable Account or its Sub-Account(s) (See "Change in Operation of Variable Account"); or (iv) provides additional Variable Account and/or fixed accumulation options. In the event of any such modification, the Company may make appropriate endorsement to the Contracts to reflect such modification.

                    In addition, upon notice to the Owner, the Contracts may be modified by the Company to change the withdrawal charges, Account Fees, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly fixed annuity payment, and the formula used to calculate the Market Value Adjustment, provided that such modification shall apply only to Contracts established after the effective date of such modification. In order to exercise its modification rights in these particular instances, the Company must notify the Owner of such modification in writing. All of the charges and the annuity tables which are provided in the Contracts prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Contracts established prior to the effective date of such modification.

                    DISCONTINUANCE

                    The Company reserves the right to limit or discontinue the offer and issuance of new Contracts. Such limitation or discontinuance shall have no effect on rights or benefits with respect to any Contracts issued prior to the effective date of such limitation or discontinuance.

ANNUITY PROVISIONS

                    ANNUITY DATE; CHANGE IN ANNUITY DATE AND ANNUITY OPTION

                    The Contract Owner selects an Annuity Date at the time of application or order to purchase. The Contract Owner may, upon at least forty-five (45) days prior written notice to the Company, at any time prior to the Annuity Date, change the Annuity Date. The Annuity Date must always be the first day of a calendar month. The Annuity Date may not be later than the month following the Annuitant's 90th birthday.

                    The Contract Owner may, upon at least forty-five (45) days prior written notice to the Company, at any time prior to the Annuity Date, select and/or change the Annuity Option.

                    ANNUITY OPTIONS

                    Instead of having the proceeds paid in one sum, the Contract Owner may select one of the Annuity Options. These may be on a fixed or variable basis, or a combination thereof. The Annuity Option must be selected at least 30 days prior to the Annuity Date. The Company may, at the time of election of an Annuity Option, offer more favorable rates in lieu of those guaranteed. The Company also may make available other settlement options. The Company uses sex distinct or unisex annuity rate tables when determining appropriate annuity payments.

                    FIXED OPTIONS

                    Under a fixed option, once the selection has been made and payments have begun, the amount of the payments will not vary. The fixed options currently available are:

                    FIRST OPTION -- LIFE ANNUITY. The Company will make equal monthly payments during the life of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant.

                    SECOND OPTION -- LIFE ANNUITY WITH CERTAIN PERIOD. The Company will make equal monthly payments during the life of the Annuitant, but at least for the minimum period shown in the annuity tables contained in the Contract. The amount of each monthly payment per $1,000 of proceeds is based on the age and gender classification (in accordance with state law) of the Annuitant when the first payment is made and on the minimum period chosen.

                    THIRD OPTION -- LIFE ANNUITY WITH CASH REFUND. The Company will make equal monthly payments during the life of the Annuitant. Upon the death of the Annuitant, after payments have started, the Company will pay in one sum any excess of the amount of the proceeds applied under this Option over the total of all payments made under this Option. The amount of each monthly payment per $1,000 of proceeds is based on the age and gender (in accordance with state law) of the Annuitant when the first payment is made.

                    FOURTH OPTION -- ANNUITY CERTAIN. The Company will make equal monthly payments for a number of years selected, not less than five or more than thirty years.

                    VARIABLE OPTIONS

                    The actual dollar amount of variable annuity payments is dependent upon (i) the Annuity Account Value at the time of annuitization, (ii) the annuity table specified in the Contract, (iii) the Annuity Option selected, and (iv) the investment performance of the Sub-Account selected. Each annuity payment will be less if payments are to be made more frequently or for longer periods of time.

                    The dollar amount of the first monthly variable annuity payment is determined by applying the available value (after deduction of any premium tax equivalents not previously deducted) to the table using the age and gender (in accordance with state law) of the Annuitant. The number of Annuity Units is then determined by dividing this dollar amount by the then current Annuity Unit value. Thereafter, the number of Annuity Units remains unchanged during the period of annuity payments. This determination is made separately for each Sub-Account of the Variable Account. The number of Annuity Units is determined for each Sub-Account and is based upon the available value in each Sub-Account as of the date annuity payments are to begin.

                    The dollar amount determined for each Sub-Account will then be aggregated for purposes of making payments.

                    The dollar amount of the second and later variable annuity payments is equal to the number of Annuity Units determined for each Sub-Account times the Annuity Unit value for that Sub-Account as of the due date of the payment. This amount may increase or decrease from month to month.

                    The annuity tables contained in the Contract are based on a three percent (3%) assumed net investment rate. If the actual net investment rate exceeds three percent (3%), payments will increase. Conversely, if the actual rate is less than three percent (3%), annuity payments will decrease.

                    The Annuitant receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Sub-Account selected and the amount of each annuity payment will vary accordingly.

                    The Annuity Unit Value for a Sub-Account is determined by multiplying the Annuity Unit Value for that Sub-Account for the preceding Valuation Period by the Net Investment Factor for the current Valuation Period (calculated as described on pages 19 and 20 of this Prospectus) and multiplying the result by 0.999919020, the daily factor to neutralize the assumed net investment rate, discussed above, of 3% per annum which is built into the annuity rate table. It may increase or decrease from Valuation Period to Valuation Period.

                    The variable options currently available are:

                    OPTION I -- VARIABLE LIFE ANNUITY. Monthly annuity payments are paid during the life of an Annuitant, ceasing with the last annuity payment due prior to the Annuitant's death.

                    OPTION II -- VARIABLE LIFE ANNUITY WITH CERTAIN
                    PERIOD. Monthly annuity payments are paid during the life of an Annuitant, but at least for the minimum period selected, which may be five, ten, fifteen or twenty years;

                    OPTION III -- VARIABLE ANNUITY CERTAIN. Monthly annuity payments are paid for a number of years selected, not less than five or more than thirty years.

                    After the Annuity Date, the payee may, by written request to the Annuity & Variable Life Services Center, exchange Annuity Units of one Variable Sub-Account for Annuity Units of equivalent value in another Variable Sub-Account up to three times each Contract Year.

                    EVIDENCE OF SURVIVAL

                    The Company reserves the right to require evidence of the survival of any Payee at the time any payment payable to such Payee is due under the following Annuity Options: Life Annuity (fixed), Life Annuity with Certain Period (fixed), Cash Refund Life Annuity (fixed), Variable Life Annuity, and Variable Life Annuity with Certain Period.

                    ENDORSEMENT OF ANNUITY PAYMENTS

                    The Company will make each annuity payment at its Home Office by check. Each check must be personally endorsed by the Payee or the Company may require that proof of the Annuitant's survival be furnished.

THE FIXED ACCOUNT

                    THE FIXED ACCOUNT IS MADE UP OF THE GENERAL ASSETS OF THE COMPANY OTHER THAN THOSE ALLOCATED TO ANY SEPARATE ACCOUNT. THE FIXED ACCOUNT IS PART OF THE COMPANY'S GENERAL ACCOUNT. BECAUSE OF APPLICABLE EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"), AND NEITHER THE FIXED ACCOUNT NOR THE COMPANY'S GENERAL ACCOUNT HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE "1940 ACT"). THEREFORE, NEITHER THE FIXED ACCOUNT NOR ANY INTEREST THEREIN IS GENERALLY SUBJECT TO REGULATION UNDER THE PROVISIONS OF THE 1933 ACT OR THE 1940 ACT. ACCORDINGLY, THE COMPANY HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.

                    The initial Premium Payment and any subsequent Premium Payment(s) will be allocated to Sub-Accounts available in connection with the Fixed Account to the extent elected by the Owner at the time such Premium Payment is made. In addition, all or part of the Owner's Annuity Account Value may be transferred among Sub-Accounts available under the Contract as described under "Transfer of Contract Values between Sub-Accounts." Instead of the Owner's assuming all of the investment risk as is the case for Premium Payments allocated to the Variable Account, the Company guarantees it will credit interest of at least 3% per year to amounts allocated to the Fixed Account.

                    Assets supporting amounts allocated to Sub-Accounts within the Fixed Account become part of the Company's general account assets and are available to fund the claims of all creditors of the Company. All of the Company's general account assets will be available to fund benefits under the Contracts. The Owner does not participate in the investment performance of the assets of the Fixed Account or the Company's general account.

                    The Company will invest the assets of the general account in those assets chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

                    If the Account Value within a Fixed Account Sub-Account is maintained for the duration of the Sub-Account's Guaranteed Period, the Company guarantees that it will credit interest to that amount at the guaranteed rate specified for the Sub-Account which may but need not be more than 3% per year. Any amount withdrawn from or transferred out of the Sub-Account prior to the expiration of the Sub-Account's Guaranteed Period is subject to a Market Value Adjustment (see "Market Value Adjustment") and a Deferred Sales Charge, if applicable. The Company guarantees, however, that a Contract will be credited with interest at a rate of not less than 3% per year, compounded annually, on amounts allocated to any Fixed Account Sub-Account, regardless of any application of the Market Value Adjustment (that is, the Market Value Adjustment will not reduce the amount available for surrender, withdrawal or transfer to an amount less than the initial amount allocated or transferred to the Fixed Account Sub-Account plus interest of 3% per year). The Company reserves the right to defer the payment or transfer of amounts withdrawn from the Fixed Account for a period not to exceed six (6) months from the date a proper request for surrender, withdrawal or transfer is received by the Company.

                    FIXED ACCUMULATION VALUE. The fixed accumulation value of an Annuity Account, if any, for any Valuation Period is equal to the sum of the values of all Fixed Account Sub-Accounts which are part of the Annuity Account for such Valuation Period.

                    GUARANTEED PERIODS. The Owner may elect to allocate Premium Payments to one or more Sub-Accounts within the Fixed Account. Each Sub-Account will maintain a Guaranteed Period with a duration of one, five or ten years. Every Premium Payment allocated to a Fixed Account Sub-Account starts a new Sub-Account with its own duration and Guaranteed Interest Rate. The duration of the Guaranteed Period will affect the Guaranteed Interest Rate of the Sub-Account. Initial Premium Payments and subsequent Premium Payments, or portions thereof, and transferred amounts allocated to a Fixed Account Sub-Account, less any amounts subsequently withdrawn, will earn interest at the Guaranteed Interest Rate during the particular Sub-Account's Guaranteed Period unless prematurely withdrawn prior to the end of the Guaranteed Period. Initial Sub-Account Guaranteed Periods begin on the date a Premium Payment is accepted or, in the case of a transfer, on the effective date of the transfer, and end on the date after the number of calendar years in the Sub-Account's Guaranteed Period elected from the date on which the amount was allocated to the Sub-Account (the "Expiration Date"). Any portion of Annuity Account Value allocated to a specific Sub-Account with a specified Expiration Date (including interest earned thereon) will be referred to herein as a "Guaranteed Period Amount." Interest will be credited daily at a rate equivalent to the compound annual rate. As a result of renewals and transfers of portions of the Annuity Account Value described under "Transfer of Contract Values between Sub-Accounts" above, which will begin new Sub-Account Guaranteed Periods, amounts allocated to Sub-Accounts of the same duration may have different Expiration Dates. Thus each Guaranteed Period Amount will be treated separately for purposes of determining any applicable Market Value Adjustment (see "Market Value Adjustment").

                    The Company will notify the Owner in writing prior to the Expiration Date for any Guaranteed Period Amount. A new Sub-Account Guaranteed Period of the same duration as the previous Sub-Account Guaranteed Period will commence automatically at the end of the previous Guaranteed Period unless the Company receives, following such notification but prior to the end of such Guaranteed Period, a written election by the Owner to transfer the Guaranteed Period Amount to a different Fixed Account Sub-Account or to a Variable Account Sub-Account from among those being offered by the Company at such time. Transfers of any Guaranteed Period Amount which become effective upon the expiration of the applicable Guaranteed Period are not subject to the twelve transfers per Contract Year limitations or the additional Fixed Sub-Account transfer restrictions (see "Transfer of Contract Values between Sub-Accounts").

                    GUARANTEED INTEREST RATES. The Company periodically will establish an applicable Guaranteed Interest Rate for each of the Sub-Account Guaranteed Periods within the Fixed Account. Current Guaranteed Interest Rates may be changed by the Company frequently or infrequently depending on interest rates on investments available to the Company and other factors as described below, but once established, rates will be guaranteed for the entire duration of the respective Sub-Account's Guaranteed Period. However, any amount withdrawn from the Sub-Account may be subject to any applicable withdrawal charges, Account Fees, Market Value Adjustment, premium taxes or other fees. Amounts transferred out of a Fixed Account Sub-Account prior to the end of the Guaranteed Period will be subject to the Market Value Adjustment.

                    The Guaranteed Interest Rate will not be less than 3% per year compounded annually, regardless of any application of the Market Value Adjustment. The Company has no specific formula for determining the rate of interest that it will declare as a Guaranteed Interest Rate, as these rates will be reflective of interest rates available on the types of debt instruments in which the Company intends to invest amounts allocated to the Fixed Account (see "The Fixed Account"). In addition, the Company's management may consider other factors in determining Guaranteed Interest Rates for a particular Sub-Account including: regulatory and tax requirements; sales commissions and administrative expenses borne by the Company; general economic trends; and competitive factors. THERE IS NO OBLIGATION TO DECLARE A RATE IN EXCESS OF 3% PER YEAR; THE OWNER ASSUMES THE RISK THAT DECLARED RATES WILL NOT EXCEED 3% PER YEAR. THE COMPANY HAS COMPLETE DISCRETION TO DECLARE ANY RATE, SO LONG AS THAT RATE IS AT LEAST 3% PER YEAR.

                    MARKET VALUE ADJUSTMENT

                    Any surrender or transfer of a Fixed Account Guaranteed Period Amount, other than a surrender or transfer pursuant to an election which becomes effective upon the Expiration Date of the Guaranteed Period, will be subject to a Market Value Adjustment ("MVA"). The MVA will be applied to the amount being surrendered or transferred after deduction of any applicable Annuity Account Fee and before deduction of any applicable surrender charge.

                    The MVA generally reflects the relationship between the Index Rate (based upon the Treasury Constant Maturity Series published by the Federal Reserve) in effect at the time a Premium Payment is allocated to a Sub-Account's Guaranteed Period under the Contract and the Index Rate in effect at the time of the Premium Payment's surrender or transfer. It also reflects the time remaining in the Sub-Account's Guaranteed Period. Generally, if the Index Rate at the time of surrender or transfer is lower than the Index Rate at the time the Premium Payment was allocated, then the application of the MVA will result in a higher payment upon surrender or transfer. Similarly, if the Index Rate at the time of surrender or transfer is higher than the Index Rate at the time the Premium Payment was allocated, the application of the MVA will generally result in a lower payment upon surrender or transfer.

                    The MVA is computed by applying the following formula:

                                        (1+A)to the power N
                                         ------------------
                                        (1+B)to the power N

                    where:

                    A = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the Sub-Account's Guaranteed Period, determined at the beginning of the Guaranteed Period.

                    B = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the Sub-Account's Guaranteed Period, determined at the time of surrender or transfer, plus a 0.50% adjustment (unless otherwise limited by applicable state law). If Index Rates "A" and "B" are within .25% of each other when the index rate factor is determined, no such percentage adjustment to "B" will be made, unless otherwise required by state law. This adjustment builds into the formula a factor representing direct and indirect costs to the Company associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.50% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (E.G., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, this factor will result in a small but negative Market Value Adjustment.

                    N = The number of years remaining in the Guaranteed Period (E.G. 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

                    See the Statement of Additional information for examples of the application of the Market Value Adjustment.

DISTRIBUTION OF THE CONTRACTS

                    CIGNA Financial Advisors, Inc. ("CFA"), located at 900 Cottage Grove Road, Bloomfield, CT acts as the principal underwriter and the distributor of the Contracts as well as of variable life insurance policies and other variable annuity contracts issued by the Company. CFA, a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, is a wholly-owned subsidiary of Connecticut General Corporation. The Contracts are offered on a continuous basis. CFA and the Company may enter into agreements to sell the Contracts through various broker-dealers whose agents are licensed to sell the Contracts.

PERFORMANCE DATA

                    MONEY MARKET SUB-ACCOUNT

                    From time to time, the Money Market Sub-Account may advertise its "yield" and "effective yield." Both yield figures will be based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Sub-Account refers to the income generated by Annuity Account Values in the Money Market Sub-Account over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the Annuity Account Values in the Money

                    Market Sub-Account. The "effective yield" is calculated similarly but, when annualized, the income earned by Annuity Account Values in the Money Market Sub-Account is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The computation of the yield calculation includes a deduction for the Mortality and Expense Risk Charge, the Administrative Expense Charge, and the Account Fee.

                    OTHER VARIABLE ACCOUNT SUB-ACCOUNTS

                    From time to time, the other Variable Account Sub-Accounts may publish their current yields and total returns in advertisements and communications to Contract Owners. The current yield for each Variable Account Sub-Account will be calculated by dividing the annualization of the dividend and interest income earned by the underlying Fund during a recent 30-day period by the maximum Accumulation Unit value at the end of such period. Total return information will include the underlying Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from the underlying Fund's inception of operations, based upon the value of the Accumulation Units acquired through a hypothetical $1,000 investment at the Accumulation Unit value at the beginning of the specified period and upon the value of the Accumulation Unit at the end of such period, assuming reinvestment of all distributions and the deduction of the Mortality and Expense Risk Charge, the Administrative Expense Charge and the Annuity Account Fee. Each Variable Account Sub-Account may also advertise aggregate and average total return information over different periods of time.

                    In each case, the yield and total return figures will reflect all recurring charges against the Variable Account Sub-Account's income, including the deduction for the Mortality and Expense Risk Charge, the Administrative Expense Charge and the Account Fee for the applicable time period. Contract Owners should note that the investment results of each Sub-Account will fluctuate over time, and any presentation of a Variable Account Sub-Account's current yield or total return for any prior period should not be considered as a representation of what an investment may earn or what a Contract Owner's yield or total return may be in any future period. See "Historical Performance Data" in the Statement of Additional Information.

                    PERFORMANCE RANKING OR RATING


                    The performance of each or all of the Sub-Accounts of the Variable Account may sometimes be published and compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in funds, or series of funds with investment objectives similar to each of the Sub-Accounts of the Variable Account. Lipper Analytical Services, Inc. ("Lipper") Morningstar Variable Annuity/Life Performance Report of Morningstar, Inc. ("Morningstar") and the Variable Annuity Research and Data Service
                    ("VARDS-Registered Trademark-") are independent services which monitor and rank or rate the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis. Generally, these services may not be used, and such comparisons may not be made, in advertising or sales literature for variable annuities.



                    Lipper's rankings include variable life issuers as well as variable annuity issuers. VARDS-Registered Trademark-rankings compare only variable annuity issuers. Morningstar ratings include funds used by both variable life and variable annuity issuers. The performance analyses prepared by Lipper and VARDS-Registered Trademark- rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS-Registered Trademark- prepares risk-adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking may address the question as to which funds provide the highest total return with the least amount of risk. Morningstar assigns ratings of zero to five stars to the mutual funds taking into account primarily historical performance and risk factors.

TAX MATTERS

                    NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO ANNUITIES IN GENERAL. THE COMPANY CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. OWNERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH CHANGES. THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF THE CONTRACTS. OWNERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS.

                    GENERAL

                    Section 72 of the Code governs taxation of annuities in general. A Contract Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the Settlement Option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For Non-Qualified Contracts, this cost basis is generally the Premium Payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

                    For annuity payments, the taxable portion is determined by a formula which establishes the ratio that the cost basis of the Contract bears to the total value of annuity payments for the term of the Contract. The taxable portion is taxed at ordinary income rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Contract Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

                    The Company is taxed as a life insurance company under Subchapter L of the Code. For federal income tax purposes, the Variable Account is not a separate entity from the Company, and its operations form a part of the Company. Accordingly, the Variable Account will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. The Company does not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Variable Account retained as part of the reserves under the Contract. Based on this expectation, it is anticipated that no charges will be made against the Variable Account for federal income taxes. If, in future years, any federal income taxes or other economic burden are incurred by the Company with respect to the Variable Account or the Contracts, the Company may make a charge for any such amounts that are attributable to the Variable Account.

                    DIVERSIFICATION

                    Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the Contract as an annuity contract would result in imposition of federal income tax to the Contract Owner with respect to earnings allocable to the

                    Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contracts meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

                    The Treasury Department issued regulations (Treas. Reg. 1.817-5) which established diversification requirements for the investment portfolios underlying variable contracts such as the Contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

                    The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

                    The Company intends, and the Trusts have undertaken, that all Funds underlying the Contracts will be managed in such a manner as to comply with these diversification requirements.

                    The Treasury Department has indicated that guidelines may be forthcoming under which a variable annuity contract will not be treated as an annuity contract for tax purposes if the owner of the contract has excessive control over the investments underlying the contract (i.e., by being able to transfer values among sub-accounts with only limited restrictions). The issuance of such guidelines may require the Company to impose limitations on a Contract Owner's right to control the investment. It is not known whether any such guidelines would have a retroactive effect.

                    DISTRIBUTION REQUIREMENTS

                    Section 72(s) of the Code requires that in order to be treated as an annuity contract for Federal income tax purposes, any Nonqualified Contract must provide that (a) if any Owner dies on or after the Annuity Date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used when the Owner died; and (b) if any Owner dies prior to the Annuity Date, the entire interest in the Contract will be distributed within five years after such death. These requirements will be considered satisfied as to any portion of the Owner's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Owner's death. The Owner's "designated beneficiary" is the person designated by such Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the Owner's "designated beneficiary" is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner.

                    The Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to try to assure that they comply with the Section 72(s) requirements when clarified by regulation or otherwise. Similar rules may apply to a Qualified Contract.

                    MULTIPLE CONTRACTS

                    The Code provides that multiple non-qualified annuity contracts which are issued during a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences, including more rapid taxation of the distributed amounts from such combination of contracts. Contract Owners should consult a tax adviser prior to purchasing more than one nonqualified annuity contract in any single calendar year.

                    TAX TREATMENT OF ASSIGNMENTS

                    An assignment or pledge of a Contract may be a taxable event. Contract Owners should therefore consult competent tax advisers should they wish to assign their Contracts.

                    WITHHOLDING

                    Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies the Company of that election. Different rules may apply to United States citizens or expatriates living abroad. Withholding is mandatory for certain distributions from Qualified Contracts. In addition, some states have enacted legislation requiring withholding.

                    SECTION 1035 EXCHANGES

                    Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. If the surrendered contract was issued prior to August 14, 1982, the tax rules that formerly provided that the surrender was taxable only to the extent the amount received exceeds the owner's investment in the contract will continue to apply to amounts allocable to investment in the contract before August 14, 1982. Special rules and procedures apply to Code Section 1035 transactions. Prospective purchasers wishing to take advantage of Code
                    Section 1035 should consult their tax advisers.

                    TAX TREATMENT OF WITHDRAWALS --
                    NON-QUALIFIED CONTRACTS

                    Section 72 of the Code governs the treatment of distributions from annuity contracts. It provides that if the Annuity Account Value exceeds the aggregate Premium Payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includable in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the Payee reaches age 59 1/2; (b) after the death of the Contract Owner (or, if the Contract Owner is a non-natural person, the Annuitant); (c) if the Payee is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Payee or for the joint lives (or joint life expectancies) of the Payee and his/her beneficiary; (e) under an immediate annuity; or (f) which are allocable to Premium Payments made prior to August 14, 1982.

                    The above information does not apply, except where noted, to Qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts. (See "Tax Treatment of Withdrawals -- Qualified Contracts.")

                    QUALIFIED PLANS

                    The Contracts offered by this Prospectus are designed to be suitable for use under various types of Qualified Plans. Because of the minimum purchase payment requirements, these Contracts may not be appropriate for some periodic payment retirement plans. Taxation of participants in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan. Contract Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Although the Company provides administration for the Contract, it does not provide administrative support for Qualified Plans. Following are general descriptions of the types of Qualified Plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications, depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued in connection with a Qualified Plan.

                    Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules, aggregate distributions in excess of a specified annual amount, and in certain other circumstances. Therefore, the Company makes no attempt to provide more than general information about use of the Contract with the various types of qualified plans. Purchasers and participants under qualified plans as well as Annuitants, Payees and Beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plan themselves, regardless of the terms and conditions of the Contract issued in connection therewith.

                    SECTION 403(b) Plans

                    Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1/2, separation from service, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.

                    INDIVIDUAL RETIREMENT ANNUITIES

                    Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or an "IRA". Individual Retirement Annuities are subject to limitation on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into an Individual Retirement Annuity on a tax-deferred basis.

                    CORPORATE PENSION AND PROFIT-SHARING PLANS AND H.R. 10 PLANS

                    Section 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts to provide benefits under the plans.

                    DEFERRED COMPENSATION PLANS

                    Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political sub-divisions, agencies, instrumentalities and certain affiliates of such entities and tax exempt organizations which enjoy special treatment. The Contracts can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. All such investments, however, are owned by, and are subject to, the claims of the general creditors of the sponsoring employer.

                    The above description of federal income tax consequences pertaining to the different types of Qualified Plans that may be funded by the Contracts is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have significant adverse tax consequences. A prospective purchaser considering the purchase of a Contract in connection with a Qualified Plan should first consult a qualified and competent tax adviser with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

                    TAX TREATMENT OF WITHDRAWALS --
                    QUALIFIED CONTRACTS

                    Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401, 403(b), 408 and 457. To the extent amounts are not includable in gross income because they have been properly rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Payee reaches age 59 1/2; (b) distributions following the death of the Contract Owner or Annuitant (as applicable) or disability of the Payee (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Payee or the joint lives (or joint life expectancies) of such Payee and his/her designated beneficiary; (d) distributions to a Payee who has separated from service after attaining age 55; (e) distributions made to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Payee for amounts paid during the taxable year for medical care: and (f) distributions made to an alternate payee pursuant to a qualified domestic relations order.

                    The exceptions stated in Items (d), (e) and (f) above do not apply in the case of an Individual Retirement Annuity.

FINANCIAL STATEMENTS

                    Audited financial statements of the Company as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 are included in the Statement of Additional Information. Also included are audited financial statements for the Variable Account, which commenced operations April 10, 1995, as of and for the periods (as defined in the financial statements) ended December 31, 1995 and 1996.

LEGAL PROCEEDINGS

                    There are no legal proceedings to which the Variable Account, the Distributor or the Company is a party except for routine litigation which the Company does not believe is relevant to the Contracts offered by this Prospectus.

TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information which contains more details concerning some subjects discussed in this Prospectus is available (at no cost) by calling or writing the Annuity & Variable Life Services Center. The following is the Table of Contents for that Statement:

               TABLE OF CONTENTS                     PAGE
THE CONTRACTS-GENERAL PROVISIONS................           3
  The Contracts.................................           3
  Loans.........................................           3
  Non-Participating Contracts...................           3
  Misstatement of Age...........................           3
CALCULATION OF VARIABLE ACCOUNT VALUES..........           3
  Variable Accumulation Unit Value..............           3
  Net Investment Factor.........................           4
SAMPLE CALCULATIONS AND TABLES..................           4
  Variable Account Unit Value Calculations......           4
  Withdrawal Charge and Market Value Adjustment
   Tables.......................................           5
STATE REGULATION OF THE COMPANY.................           6
ADMINISTRATION..................................           7

               TABLE OF CONTENTS                     PAGE
ACCOUNT INFORMATION.............................           7
DISTRIBUTION OF THE CONTRACTS...................           7
CUSTODY OF ASSETS...............................           7
HISTORICAL PERFORMANCE DATA.....................           8
  Money Market Sub-Account Yield................           8
  Other Sub-Account Yields......................           8
  Total Returns.................................           9
  Other Performance Data........................           9
LEGAL MATTERS...................................          10
LEGAL PROCEEDINGS...............................          10
EXPERTS.........................................          10
FINANCIAL STATEMENTS............................          10
  Connecticut General Life Insurance Company....          11
  CG Variable Annuity Separate Account II.......          31

      [LOGO]

                                                                   561285 (5/97)

               PART B.  STATEMENT OF ADDITIONAL INFORMATION NO. 1

                      STATEMENT OF ADDITIONAL INFORMATION

        FLEXIBLE PAYMENT DEFERRED VARIABLE ANNUITY CONTRACTS -- NEW YORK

                                 Issued through

                    CG VARIABLE ANNUITY SEPARATE ACCOUNT II

                                   Offered by

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY


Home Office Location:                          Mailing Address:
900 Cottage Grove Road                         CIGNA Individual Insurance
Bloomfield, Connecticut                        Annuity & Variable Life Services Center
                                                 Routing S-249
                                               Hartford, Connecticut 06152-2249

                                 Telephone: (800) 552-9898

                                               Lockbox Address -- By Overnight:
                                               Connecticut General Life Insurance Company
Lockbox Address -- By Mail:                    c/o Fleet Bank
Connecticut General Life Insurance Company     20 Church Street
P.O. Box 30790                                 20th Floor, MSN275
Hartford, CT 06150                             Hartford, CT 06120
                                               Attn: Lockbox 30790


    This Statement of Additional Information ("Statement") expands upon subjects discussed in the current Prospectus for the Variable Annuity Contracts (the "Contracts") offered by Connecticut General Life Insurance Company through CG Variable Annuity Separate Account II. You may obtain a copy of the Prospectus dated May 1, 1997, by calling (800) 552-9898, or by writing to Annuity & Variable Life Services Center, Routing S-249, Connecticut General Life Insurance Company, Hartford, Connecticut 06152-2249. Terms used in the current Prospectus for the Contracts are incorporated in this Statement.

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS AND CG VARIABLE ANNUITY SEPARATE ACCOUNT II.

Dated: May 1, 1997

                               TABLE OF CONTENTS


                                                                                                                   PAGE
                                                                                                                  -----
THE CONTRACTS -- GENERAL PROVISIONS........................................................................           3
  The Contracts............................................................................................           3
  Loans....................................................................................................           3
  Non-Participating Contracts..............................................................................           3
  Misstatement of Age......................................................................................           3

CALCULATION OF VARIABLE ACCOUNT VALUES.....................................................................           3
  Variable Accumulation Unit Value.........................................................................           3
  Net Investment Factor....................................................................................           4

SAMPLE CALCULATIONS AND TABLES.............................................................................           4
  Variable Account Unit Value Calculations.................................................................           4
  Withdrawal Charge and Market Value Adjustment Tables.....................................................           5

STATE REGULATION OF THE COMPANY............................................................................           6

ADMINISTRATION.............................................................................................           7

ACCOUNT INFORMATION........................................................................................           7

DISTRIBUTION OF THE CONTRACTS..............................................................................           7

CUSTODY OF ASSETS..........................................................................................           7

HISTORICAL PERFORMANCE DATA................................................................................           8
  Money Market Sub-Account Yield...........................................................................           8
  Other Sub-Account Yields.................................................................................           8
  Total Returns............................................................................................           9
  Other Performance Data...................................................................................          10

LEGAL MATTERS..............................................................................................          10

LEGAL PROCEEDINGS..........................................................................................          10

EXPERTS....................................................................................................          10

FINANCIAL STATEMENTS.......................................................................................          10
  Connecticut General Life Insurance Company...............................................................          12
  CG Variable Annuity Separate Account II..................................................................          32

APPENDIX I.................................................................................................          47
  Variable Account Unit Value Sample Calculations for New York Contracts Issued Before May 1, 1996.........          47

    In order to supplement the description in the Prospectus, the following provides additional information about Connecticut General Life Insurance Company (the "Company") and the Contracts which may be of interest to an Owner. Terms have the same meaning as in the Prospectus, unless otherwise indicated.

                      THE CONTRACTS -- GENERAL PROVISIONS

THE CONTRACTS

    A Contract, attached riders, amendments and any application, form the entire contract. Only the President, a Vice President, a Secretary, a Director, or an Assistant Director of the Company may change or waive any provision in a Contract. Any changes or waivers must be in writing. The Company may change or amend the Contracts if such change or amendment is necessary for the Contracts to comply with or take advantage of any state or federal law, rule or regulation.

LOANS

    Under the Contracts, loans are not permitted.

NON-PARTICIPATING CONTRACTS

    The Contracts do not participate or share in the profits or surplus earnings of the Company.

MISSTATEMENT OF AGE

    If the age of the Annuitant is misstated, any amounts payable by the Company under the Contract will be adjusted to be those amounts which the Premium Payments would have purchased for the correct age, according to the Company's rates in effect on the Date of Issue. Any overpayment by the Company, with interest at the rate of 6% per year, compounded annually, will be charged against the payments to be made next succeeding the adjustment. Any underpayment by the Company will be paid in a lump sum.

                     CALCULATION OF VARIABLE ACCOUNT VALUES

    On any Valuation Date, the Variable Account value is equal to the totals of the values allocated to the Contracts in each Sub-Account. The portion of an Owner's Annuity Account Value held in any Variable Account Sub-Account is equal to the number of Sub-Account units allocated to a Contract multiplied by the Sub-Account accumulation unit value as described below.

VARIABLE ACCUMULATION UNIT VALUE

    Upon receipt of a Premium Payment by the Company at its Annuity & Variable Life Services Center, all or that portion, if any, of the Premium Payment to be allocated to the Variable Account Sub-Accounts will be credited to the Variable Account in the form of Variable Accumulation Units. The number of particular Variable Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Variable Account Sub-Account by the Variable Accumulation Unit Value for the particular Variable Account Sub-Account for the Valuation Period during which the Premium Payment is received at the Company's Variable Products Service Center (for the initial Premium Payment, for the Valuation Period during which the Premium Payment is accepted).

    The Variable Accumulation Unit Value for each Variable Account Sub-Account was set initially at $10.00 for the first Valuation Period of the particular Variable Account Sub-Account. The Variable Account commenced operations on April 10, 1995. The Variable Accumulation Unit Value for the particular Variable Account Sub-Account for any subsequent Valuation Period is determined by multiplying the Variable Accumulation Unit Value for the particular Variable Account Sub-Account for the immediately preceding Valuation Period by the Net Investment Factor for the particular Variable Account Sub-Account for such subsequent Valuation Period. The Variable Accumulation Unit Value for each Variable Account Sub-Account for any Valuation Period is the value determined as of the end of the particular Valuation Period and may increase, decrease, or remain constant from Valuation Period to Valuation Period.

    The Variable Account portion of the Annuity Account Value, if any, for any Valuation Period is equal to the sum of the value of all Variable Accumulation Units of each Variable Account Sub-Account credited to the Contract for such Valuation Period. The value in a Contract of each Variable Account Sub-Account is determined by multiplying the number of Variable Accumulation Units, if any, credited to such Variable Account Sub-Account in a Contract by the Variable Accumulation Unit Value of the particular Variable Account Sub-Account for such Valuation Period.

NET INVESTMENT FACTOR

    The Net Investment Factor is an index applied to measure the investment performance of a Variable Account Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to 1.0; therefore, the value of a Variable Accumulation Unit may increase, decrease, or remain the same.

    The Net Investment Factor for any Variable Account Sub-Account for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result where:

    (a) is the net result of:

        (1) the net asset value of a Fund share held in the Variable Account Sub-Account determined as of the end of the Valuation Period, plus

        (2) the per share amount of any dividend or other distribution declared by the Fund on the shares held in the Variable Account Sub-Account if the "ex-dividend" date occurs during the Valuation Period, plus or minus

        (3) a per share credit or charge with respect to any taxes paid or reserved for by the Company during the Valuation Period which are determined by the Company to be attributable to the operation of the Variable Account Sub-Account;

    (b) is the net asset value of a Fund share held in the Variable Account Sub-Account determined as of the end of the preceding Valuation Period; and

    (c) is the asset charge factor determined by the Company for the valuation period to reflect the charges for assuming mortality and expense risks and for administrative expenses.

                         SAMPLE CALCULATIONS AND TABLES

VARIABLE ACCOUNT UNIT VALUE CALCULATIONS*

    VARIABLE ACCUMULATION UNIT VALUE CALCULATION. Assume the net asset value of a Fund share at the end of the current Valuation Period is $16.50; and its value at the end of the immediately preceding Valuation Period was $16.46; the Valuation Period is one day; and no dividends or distributions caused Fund shares to go "ex-dividend" during the current Valuation Period. $16.50 divided by $16.46 is 1.002430134. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00003862644 (the daily equivalent of the current charge of 1.40% on an annual basis) gives a net investment factor of 1.00239150756. If the value of the Variable Accumulation Unit for the immediately preceding Valuation Period had been $14.703693, the value for the current Valuation Period would be $14.738857 ($14.703693 X 1.00239150756).

    VARIABLE ANNUITY UNIT VALUE CALCULATION. The assumptions in the above example exist. Also assume that the value of an Annuity Unit for the immediately preceding Valuation Period had been $13.579136. As the first variable annuity payment is determined by using an assumed interest rate of 3% per year, the value of the Annuity Unit for the current Valuation Period would be $13.610508 [$13.579136 X 1.00239150756 (the net investment factor) X 0.999919020].
0.999919020 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of three percent (3%) per year used to establish the Annuity Payment Rates found in the Contract.

    VARIABLE ANNUITY PAYMENT CALCULATION. Assume that a Participant's Variable Annuity Account is credited with 5319.7531 Variable Accumulation Units of a particular Sub-Account; that the Variable

Accumulation   Unit  Value  and  the  Annuity  Unit  Value  for  the  particular
Sub-Account for the Valuation Period which ends immediately preceding the Annuity Date are $14.703693 and $13.579136 respectively; that the Annuity Payment Rate for the age and option elected is $6.52 per $1,000; and that the Annuity Unit Value on the day prior to the second variable annuity payment date is $13.610170. The first variable annuity payment would be $509.99 (5319.7531 X $14.703693 X 6.52 divided by 1,000). The number of Annuity Units credited would be 37.5569 ($509.99 divided by $13.579136) and the second variable annuity payment would be $511.16 (37.5569 X $13.610170).

    *For New York Contracts issued before May 1, 1996, see Appendix I.

WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT TABLES


    The following example illustrates the detailed calculations for a $50,000 deposit into the Fixed Account with a guaranteed rate of 8% for a duration of five years. The intent of the example is to show the effect of the Market Value Adjustment ("MVA") and the 3% minimum guarantee under various interest rates on the calculation of the cash surrender (withdrawal) value. Any charges for optional death benefit risks are not taken into account in the example. The effect of the MVA is reflected in the index rate factor in column (2) and the minimum 3% guarantee is shown under column (4) under the "Surrender Value Calculation". The "Surrender Charge Calculation" assumes there have been no prior withdrawals and illustrates the operation of the Fifteen Percent Free provision of the Contract. The "Market Value Adjustment Tables" and "Minimum Value Calculation" contain the explicit calculation of the index factors and the 3% minimum guarantee respectively. The "Annuity Value Calculation" and "Minimum Value" calculations assume the imposition of the annual $30 Annuity Account Fee charge, but that fee is waived if the Annuity Account Value at the end of a Contract Year is $100,000 or more.


                            WITHDRAWAL CHARGE TABLES

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE
                             CASH SURRENDER VALUES


Single premium.....................   $50,000
Premium taxes......................   0
Withdrawals........................   None
Guaranteed period..................   5 years
Guaranteed interest rate...........   8%
Annuity date.......................   Age 70
Index rate A.......................   7.5%
Index rate B (before adjustment)...   8.00% end of contract year 1
                                      7.75% end of contract year 2
                                      7.00% end of contract year 3
                                      6.50% end of contract year 4
Percentage adjustment to B.........   0.5%

                          SURRENDER VALUE CALCULATION


                                      (1)          (2)           (3)           (4)          (5)          (6)          (7)
                                    ANNUITY    INDEX RATE     ADJUSTED       MINIMUM    GREATER OF    SURRENDER    SURRENDER
CONTRACT YEAR                        VALUE       FACTOR     ANNUITY VALUE     VALUE       (3)&(4)      CHARGE        VALUE
--------------------------------  -----------  -----------  -------------  -----------  -----------  -----------  -----------
1...............................  $    53,970     0.963640   $    52,008   $    51,470  $    52,008   $   2,975   $    49,033
2...............................  $    58,258     0.993056   $    57,853   $    52,984  $    57,853   $   2,550   $    55,303
3...............................  $    62,888     1.000000   $    62,888   $    54,544  $    62,888   $   2,125   $    60,763
4...............................  $    67,889     1.004673   $    68,207   $    56,150  $    68,207   $   1,700   $    66,507
5...............................  $    73,290     1.000000   $    73,290   $    57,804  $    73,290   $   1,275   $    72,015


                           ANNUITY VALUE CALCULATION


CONTRACT YEAR                                 ANNUITY VALUE
------------------------------  ------------------------------------------
1.............................        $50,000 X 1.08 - $30 = $53,970
2.............................        $53,970 X 1.08 - $30 = $58,258
3.............................        $58,258 X 1.08 - $30 = $62,888
4.............................        $62,888 X 1.08 - $30 = $67,889
5.............................        $67,889 X 1.08 - $30 = $73,290


                          SURRENDER CHARGE CALCULATION


                                                                      (1)                                     (3)
                                                                   SURRENDER               (2)             SURRENDER
CONTRACT YEAR                                                    CHARGE FACTOR   SURRENDER CHARGE FACTOR    CHARGE
--------------------------------------------------------------  ---------------  -----------------------  -----------
1.............................................................       0.07                  0.0595          $   2,975
2.............................................................       0.06                  0.0510          $   2,550
3.............................................................       0.05                  0.0425          $   2,125
4.............................................................       0.04                  0.0340          $   1,700
5.............................................................       0.03                  0.0255          $   1,275


                         MARKET VALUE ADJUSTMENT TABLES
                        INTEREST RATE FACTOR CALCULATION

                                                                     (1)          (2)            (3)            (4)          (5)
                                                                    INDEX        INDEX        ADJUSTED           N          (1+A)
CONTRACT YEAR                                                      RATE A       RATE B      INDEX RATE B        --          (1+B)
---------------------------------------------------------------  -----------  -----------  ---------------               -----------
1..............................................................     7.5%         8.00           8.25             4        0.972573
2..............................................................     7.5%         7.75           7.75             3        0.993056
3..............................................................     7.5%         7.00           7.25             2        1.004667
4..............................................................     7.5%         6.50           6.75             1        1.007026
5..............................................................     7.5%          NA             NA              0           NA

                           MINIMUM VALUE CALCULATION


CONTRACT YEAR                                 MINIMUM VALUE
------------------------------  ------------------------------------------
1.............................        $50,000 X 1.03 - $30 = $51,470
2.............................        $51,470 X 1.03 - $30 = $52,984
3.............................        $52,984 X 1.03 - $30 = $54,544
4.............................        $54,544 X 1.03 - $30 = $56,150
5.............................        $56,150 X 1.03 - $30 = $57,804


                        STATE REGULATION OF THE COMPANY

    The Company, a Connecticut corporation, is subject to regulation by the Connecticut Department of Insurance. An annual statement is filed with the Connecticut Department of Insurance each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Connecticut Department of Insurance or other authorities examine the liabilities and reserves of the Company and the Variable Account, and a full examination of the Company's operations is conducted periodically by the Connecticut Department of Insurance. In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.

    A Contract is governed by the laws of the state in which it is delivered. The values and benefits of each Contract are at least equal to those required by such state.

                                 ADMINISTRATION

    The Company performs certain administrative functions relating to the Contracts, the individual Annuity Accounts, the Fixed Account, and the Variable Account. These functions include, among other things, maintaining the books and records of the Variable Account, the Fixed Account, and the Sub-Accounts, and maintaining records of the name, address, taxpayer identification number, contract number, Annuity Account number and type, the status of each Annuity Account and other pertinent information necessary to the administration and operation of the Contracts.

                              ACCOUNT INFORMATION

    At least once during each Calendar Year, the Company will furnish the Owner with a report showing the Annuity Account Value at the end of the preceding Calendar Year, all transactions during the Calendar Year, the current Annuity Account Value, the number of Accumulation Units in each Variable Account Sub-Account Accumulation Account and the applicable Accumulation Unit Value as of the date of the report. In addition, each person having voting rights in the Variable Account and a Fund or Funds will receive each such reports or prospectuses as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. The Company will also send each Owner such statements reflecting transactions in the Owner's Annuity Account as may be required by applicable laws, rules and regulations.

    Upon request to the Annuity & Variable Life Services Center, the Company will provide an Owner with information regarding fixed and variable accumulation values.

                         DISTRIBUTION OF THE CONTRACTS

    The Contracts will be sold by licensed insurance agents in those states where the Contracts may lawfully be sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc.
(NASD). The Contracts will be distributed by the Company's principal underwriter, CIGNA Financial Advisers, Inc. ("CFA"), located at 900 Cottage Grove Road, Bloomfield, CT. CFA is a Connecticut corporation organized in 1967, and is the principal underwriter for the Company's other registered separate accounts. Commissions and other distribution compensation will be paid by the Company and will not be more than 7.00% of Premium Payments. The Company received $39,289 in deferred sales charges attributable to the Variable Account portion of the Contracts issued pursuant to CG Variable Annuity Separate Account II for the period ended December 31, 1996.

    Sales charges on and exchange privileges under the Contracts are described in the Prospectus. There are no variations in the prices at which the Contracts are offered for certain types of purchasers.

                               CUSTODY OF ASSETS

    The Company is the Custodian of the assets of the Variable Account. The Company will purchase Fund shares at net asset value in connection with amounts allocated to the Variable Account Sub-Accounts in accordance with the instructions of the Purchasers and redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account. The assets of the Sub-Accounts of the Variable Account are held separate and apart from the assets of any other segregated asset accounts of the Company and separate and apart from the Company's general account assets. The Company maintains records of all purchases and redemptions of shares of each Fund held by each of the Sub-Accounts of the Variable Account. Additional protection for the assets of the Variable Account is afforded by the Company's fidelity bond covering the acts of officers and employees of the Company which is presently in the amount of $100,000,000.

                          HISTORICAL PERFORMANCE DATA

    Historical performance data as of December 31, 1996 for each of the Sub-Accounts of the Separate Account follows in the Financial Statements.

MONEY MARKET SUB-ACCOUNT YIELD

    From time to time, the Money Market Sub-Account may advertise its "yield" and "effective yield." Both yield figures will be based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Sub-Account refers to the income generated by Annuity Account Values in the Money Market Sub-Account over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the Annuity Account Values in the Money Market Sub-Account. The "effective yield" is calculated similarly but, when annualized, the income earned by Annuity Account Values in the Money Market Sub-Account is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The computation of the yield calculation includes a deduction for the Mortality and Expense Risk Charge, the Administrative Expense Charge, and the Annuity Account Fee.

    The effective yield is calculated by compounding the unannualized base period return according to the following formula:

                EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)] - 1

    The yield on amounts held in the Money Market Sub-Account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Sub-Account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund and its operating expenses. The yield figures do not reflect withdrawal charges or premium taxes.

OTHER SUB-ACCOUNT YIELDS

    The Company  may  from  time  to time  advertise  or  disclose  the  current annualized yield of one or more of the Sub-Accounts of the Variable Account (except the Money Market Sub-Account) for 30-day periods. The annualized yield of a Sub-Account refers to income generated by the Sub-Account over a specific 30-day period. Because the yield is annualized, the yield generated by a
Sub-Account during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The yield is computed by: (i) dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

Yield = 2   [(a - b + 1) - 1]
                   -----------
                       cd

Where:    a    =   Net investment income earned during the period by
                   the Fund attributable to shares owned by the
                   Sub-Account.
          b    =   Expenses accrued for the period.
          c    =   The average daily number of accumulation units
                   outstanding during the period.
          d    =   The maximum offering price per accumulation unit
                   on the last day of the period.

    Because of the charges and deductions imposed by the Variable Account, the yield for a Sub-Account of the Variable Account will be lower than the yield for its corresponding Fund. The yield calculations do not reflect the effect of any premium taxes or deferred sales charges that may be applicable to a particular Contract. Deferred sales charges range from 7% to 1% of the amount withdrawn or surrendered on total Premium Payments paid less prior partial withdrawals, based on the Contract Year in which the withdrawal or surrender occurs.

    The yield on amounts held in the Sub-Accounts of the Variable Account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Sub-Account's actual yield is affected by the types and quality of the Fund's investments and its operating expenses.

TOTAL RETURNS

    The Company may from time to time also advise or disclose annual average total returns for one or more of the Sub-Accounts of the Variable Account for various periods of time. When a Sub-Account has been in operation for 1, 5 and 10 years, respectively, the total return for these periods will be provided. Total returns for other periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate the initial amount invested to the redemption value of that investment as of the last day of each of the periods.

    Total returns will be calculated using Sub-Account Unit Values which the Company calculates on each Valuation Period based on the performance of the Sub-Account's underlying Fund, and the deductions for the mortality and expense risk charge, the administrative expense charge, and the Account Fee. The Account Fee is reflected by dividing the total amount of such charges collected during the year that are attributable to the Variable Account by the total average net assets of all the Variable Sub-Accounts. The resulting percentage is deducted from the return in calculating the ending redeemable value. These figures will not reflect any premium taxes. Total return calculations will reflect the effect of deferred sales charges that may be applicable to a particular period. The total return will then be calculated according to the following formula:

                                  P(1+T) = ERV

Where:    P    =   A hypothetical initial Premium Payment of $1,000.
          T    =   Average annual total return.
          n    =   Number of years in the period.
         ERV   =   Ending redeemable value of a hypothetical $1,000
                   payment made at the beginning of the one, five or ten-year period, at the end of the one, five or ten-year period (or fractional portion thereof).

OTHER PERFORMANCE DATA

    The Company may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard one except that the deferred sales charge percentage will be assumed to be 0%.

    The Company may from time to time disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the deferred sales charge percentage will be 0%.

                               CTR = (ERV/P) - 1

Where:   CTR   =   The cumulative total return net of Sub-Account
                   recurring charges for the period.
         ERV   =   The ending redeemable value of the hypothetical
                   investment made at the beginning of the one, five
                   or ten-year period, at the end of the one, five or
                   ten-year period (or fractional portion thereof).
          P    =   A hypothetical initial payment of $10,000

    All non-standard performance data will only be advertised if the standard performance data is also disclosed.

    The Company may also from time to time use advertising which includes hypothetical illustrations to compare the difference between the growth of a taxable investment and a tax-deferred investment in a variable annuity.

                                 LEGAL MATTERS

    Legal advice regarding certain matters relating to the federal securities laws applicable to the issuance of the Contracts described in the Prospectus and this Statement has been provided by Edwin L. Kerr, Counsel, Individual Insurance, CIGNA Companies. All matters of Connecticut law pertaining to the Contracts, including the validity of the Contracts and the Company's right to issue the Contracts under Connecticut Insurance Law and any other applicable state insurance or securities laws, have been passed upon by Robert A. Picarello, Chief Counsel, Individual Insurance, CIGNA Companies.

                               LEGAL PROCEEDINGS

    There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Variable Account.

                                    EXPERTS

    The consolidated financial statements of Connecticut General Life Insurance Company as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 included in this Statement of Additional Information have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. Price Waterhouse LLP's consent to this reference to the firm as an "expert" is filed as an exhibit to the registration statement of which this Statement of Additional Information is a part.

                              FINANCIAL STATEMENTS

    The consolidated financial statements of the Company which are included in this Statement should be considered only as bearing on the ability of the Company to meet the obligations under the

Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account, or on the Guaranteed Interest Rate credited by the Company during a Guaranteed Period. The financial statements of the Variable Account as of and for the period ending December 31, 1996 are also included.

                      One Financial Plaza              Telephone 860 240 2000
                      Hartford, CT 06103

PRICE WATERHOUSE LLP                                                   [LOGO]

                       REPORT OF INDEPENDENT ACCOUNTANTS

February 11, 1997

The Board of Directors and Shareholder of
Connecticut General Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and retained earnings and of cash flows present fairly, in all material respects, the financial position of Connecticut General Life Insurance Company and its subsidiaries at December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

             [SIG]

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS

-----------------------------------------------------------------------------------------------------

(IN MILLIONS)
-----------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,                                           1996       1995       1994
-----------------------------------------------------------------------------------------------------

REVENUES
Premiums and fees...................................................  $   5,314  $   4,998  $   4,960
Net investment income...............................................      3,199      3,138      2,805
Realized investment gains (losses)..................................         37         (7)        27
Other revenues......................................................          9          9          8
                                                                      ---------  ---------  ---------
    Total revenues..................................................      8,559      8,138      7,800
                                                                      ---------  ---------  ---------
BENEFITS, LOSSES AND EXPENSES
Benefits, losses and settlement expenses............................      6,069      5,892      5,574
Policy acquisition expenses.........................................        143        127         89
Other operating expenses............................................      1,477      1,358      1,363
                                                                      ---------  ---------  ---------
    Total benefits, losses and expenses.............................      7,689      7,377      7,026
                                                                      ---------  ---------  ---------
INCOME BEFORE INCOME TAXES..........................................        870        761        774
                                                                      ---------  ---------  ---------
Income taxes (benefits):
  Current...........................................................        394        301        220
  Deferred..........................................................        (81)       (44)        45
                                                                      ---------  ---------  ---------
    Total taxes.....................................................        313        257        265
                                                                      ---------  ---------  ---------
NET INCOME..........................................................        557        504        509
Dividends declared..................................................       (600)      (252)      (300)
Retained earnings, beginning of year................................      3,220      2,968      2,759
-----------------------------------------------------------------------------------------------------
RETAINED EARNINGS, END OF YEAR......................................  $   3,177  $   3,220  $   2,968
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS

------------------------------------------------------------------------------------------------

(IN MILLIONS)
------------------------------------------------------------------------------------------------
AS OF DECEMBER 31,                                                               1996       1995
------------------------------------------------------------------------------------------------

ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost, $19,882; $20,147)......  $  20,816  $  22,162
  Mortgage loans..........................................................     10,152     10,218
  Equity securities, at fair value (cost, $59; $54).......................         41         66
  Policy loans............................................................      7,133      6,925
  Real estate.............................................................      1,025      1,158
  Other long-term investments.............................................        193        193
  Short-term investments..................................................        417        138
                                                                            ---------  ---------
      Total investments...................................................     39,777     40,860
Cash and cash equivalents.................................................         --         --
Accrued investment income.................................................        619        626
Premiums and accounts receivable..........................................        817        991
Reinsurance recoverables..................................................      1,303      1,258
Deferred policy acquisition costs.........................................        780        689
Property and equipment, net...............................................        276        319
Current income taxes......................................................         12         21
Deferred income taxes, net................................................        639        403
Goodwill..................................................................        488        503
Other assets..............................................................        249        149
Separate account assets...................................................     22,555     18,177
------------------------------------------------------------------------------------------------
      Total assets........................................................  $  67,515  $  63,996
------------------------------------------------------------------------------------------------
                                                                            --------------------
LIABILITIES
Contractholder deposit funds..............................................  $  29,621  $  29,762
Future policy benefits....................................................      8,187      8,547
Unpaid claims and claim expenses..........................................      1,170      1,151
Unearned premiums.........................................................        200         95
                                                                            ---------  ---------
      Total insurance and contractholder liabilities......................     39,178     39,555
Accounts payable, accrued expenses and other liabilities..................      1,808      1,872
Separate account liabilities..............................................     22,365     18,075
------------------------------------------------------------------------------------------------
      Total liabilities...................................................     63,351     59,502
------------------------------------------------------------------------------------------------
CONTINGENCIES -- NOTE 11
SHAREHOLDER'S EQUITY
Common stock (6 shares outstanding).......................................         30         30
Additional paid-in capital................................................        766        766
Net unrealized appreciation on investments................................        188        476
Net translation of foreign currencies.....................................          3          2
Retained earnings.........................................................      3,177      3,220
------------------------------------------------------------------------------------------------
      Total shareholder's equity..........................................      4,164      4,494
------------------------------------------------------------------------------------------------
      Total liabilities and shareholder's equity..........................  $  67,515  $  63,996
------------------------------------------------------------------------------------------------
                                                                            --------------------

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

---------------------------------------------------------------------------------------------------

(IN MILLIONS)
---------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,                                         1996       1995       1994
---------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
Net income........................................................  $     557  $     504  $     509
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Insurance liabilities...........................................         57        (90)      (249)
  Reinsurance recoverables........................................        (11)     1,201        282
  Premiums and accounts receivable................................         77         32       (188)
  Deferred income taxes, net......................................        (82)       (44)        45
  Other assets....................................................         43        (14)        68
  Accounts payable, accrued expenses, other liabilities and
   current income taxes...........................................       (113)       212       (192)
  Other, net......................................................       (149)        22        (24)
                                                                    ---------  ---------  ---------
    Net cash provided by operating activities.....................        379      1,823        251
                                                                    ---------  ---------  ---------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold:
  Fixed maturities -- available for sale..........................      1,589      1,070      1,389
  Fixed maturities -- held to maturity............................         --         --         12
  Mortgage loans..................................................        640        383        496
  Equity securities...............................................         13        119         41
  Real estate.....................................................        345        299        242
  Other (primarily short-term investments)........................      3,613      2,268      1,005
Investment maturities and repayments:
  Fixed maturities -- available for sale..........................      2,634        478        686
  Fixed maturities -- held to maturity............................         --      1,756      1,764
  Mortgage loans..................................................        630        420        194
Investments purchased:
  Fixed maturities -- available for sale..........................     (3,834)    (3,054)    (2,390)
  Fixed maturities -- held to maturity............................         --     (1,385)    (1,788)
  Mortgage loans..................................................     (1,300)    (1,908)      (882)
  Equity securities...............................................         (3)       (20)       (12)
  Policy loans....................................................       (207)    (2,129)    (1,614)
  Other (primarily short-term investments)........................     (3,930)    (2,334)    (1,093)
Other, net........................................................        (94)      (119)      (129)
                                                                    ---------  ---------  ---------
    Net cash provided by (used in) investing activities...........         96     (4,156)    (2,079)
                                                                    ---------  ---------  ---------
CASH FLOWS FROM FINANCING ACTIVITIES
Contractholder deposit funds:
  Deposits and interest credited..................................      7,260      7,489      6,388
  Withdrawals and benefit payments................................     (7,135)    (4,985)    (4,216)
Dividends paid to Parent..........................................       (600)      (252)      (300)
Other, net........................................................         --          1         36
                                                                    ---------  ---------  ---------
      Net cash (used in) provided by financing activities.........       (475)     2,253      1,908
---------------------------------------------------------------------------------------------------
Net (decrease) increase in cash and cash equivalents..............         --        (80)        80
Cash and cash equivalents, beginning of year......................         --         80         --
---------------------------------------------------------------------------------------------------
Cash and cash equivalents, end of year............................  $      --  $      --  $      80
---------------------------------------------------------------------------------------------------
                                                                    -------------------------------
Supplemental Disclosure of Cash Information:
  Income taxes paid, net of refunds...............................  $     385  $     211  $     411
  Interest paid...................................................  $       7  $       7  $       5
---------------------------------------------------------------------------------------------------

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- DESCRIPTION OF BUSINESS

  Connecticut General Life Insurance Company and its subsidiaries (the Company) provide insurance and related financial services throughout the United States and in many locations worldwide. Principal products and services include group life and health insurance, individual life insurance and annuity products, and retirement and investment products and services. The Company is a wholly-owned subsidiary of Connecticut General Corporation, which is an indirect wholly-owned subsidiary of CIGNA Corporation (CIGNA).

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  A) BASIS OF PRESENTATION: The consolidated financial statements include the accounts of the Company and all significant subsidiaries. These consolidated financial statements have been prepared in conformity with generally accepted accounting principles, and reflect management's estimates and assumptions, such as those regarding medical costs and interest rates, that affect the recorded amounts. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, and valuation allowances for investment assets are discussed throughout the Notes to Financial Statements. Certain reclassifications have been made to prior years' amounts to conform with the 1996 presentation.

  B) RECENT ACCOUNTING PRONOUNCEMENTS: In 1996, the Company implemented Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." SFAS No. 121 requires write-down to fair value when long-lived assets to be held and used are impaired. Long-lived assets to be disposed of, including real estate held for sale, must be carried at the lower of cost or fair value less costs to sell. Depreciation of assets to be disposed of is prohibited. The effect of implementing SFAS No. 121 was not material to the Company.

  In 1993, the Company implemented SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which required that debt and equity securities be classified into different categories and carried at fair value if they are not classified as held-to-maturity. During the fourth quarter of 1995, the Financial Accounting Standards Board (FASB) issued a guide to implementation of SFAS No. 115, which permitted a one-time opportunity to reclassify securities subject to SFAS No. 115. Consequently, the Company reclassified all held-to-maturity securities to available-for-sale as of December 31, 1995. The non-cash reclassification of these securities, which had an aggregate amortized cost of $9.2 billion and fair value of $10.1 billion, resulted in an increase of approximately $396 million, net of policyholder-related amounts and deferred income taxes, in net unrealized appreciation included in Shareholder's Equity as of December 31, 1995.

  In 1993, the FASB issued SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," which provides guidance on the accounting and disclosure for impaired loans. In 1994, the FASB issued SFAS No. 118, "Accounting by Creditors for Impairment of a Loan -- Income Recognition and Disclosures," which eliminates the income recognition requirements of SFAS No. 114. The Company adopted SFAS Nos. 114 and 118 in the first quarter of 1995, which resulted in a $6 million increase in net income.

  C) FINANCIAL INSTRUMENTS: In the normal course of business, the Company enters into transactions involving various types of financial instruments, including investments such as fixed maturities and equity securities and off-balance-sheet financial instruments such as investment and loan commitments and financial guarantees. These instruments are subject to risk of loss due to interest rate and market fluctuations and most have credit risk. The Company evaluates and monitors each financial instrument individually and, where appropriate, uses certain derivative instruments or obtains collateral or other forms of security to minimize risk of loss.

  Financial instruments that are subject to fair value disclosure requirements (insurance contracts, real estate, goodwill and taxes are excluded) are carried in the financial statements at amounts that approximate fair value, except for Mortgage Loans and Contractholder Deposit Funds (non-insurance products). For these financial instruments, the fair value was not materially different from the carrying amount as of December 31, 1996 and 1995. Fair values of off-balance sheet financial instruments as of December 31, 1996 and 1995 were not material.

  Fair values for financial instruments are estimates that, in many cases, may differ significantly from the amounts that could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments with comparable terms and credit quality. The fair value of liabilities for contractholder deposit funds was estimated using the amount payable on demand, and for those not payable on demand, discounted cash flow analyses.

  D) INVESTMENTS: Investments in fixed maturities, which are classified as available-for-sale, include bonds, asset-backed securities, including collateralized mortgage obligations (CMOs), and redeemable preferred stocks. Fixed maturities are carried at fair value, with unrealized appreciation or depreciation included in Shareholder's Equity. Fixed maturities are considered impaired and written down to fair value when a decline in value is considered to be other than temporary.

  Mortgage loans are carried principally at unpaid principal balances, net of valuation reserves. Mortgage loans are considered impaired when it is probable that the Company will not collect all amounts according to the contractual terms of the loan agreement. If impaired, a valuation reserve is utilized to record any change in the fair value of the underlying collateral below the carrying value of the mortgage loan.

  Fixed maturities and mortgage loans that are delinquent or restructured to modify basic financial terms, typically to reduce the interest rate and, in certain cases, extend the term, are placed on non-accrual status. Net investment income on such investments is recognized only when payment is received.

  Real estate investments are either held for the production of income or held for sale. Real estate investments held for the production of income are carried at depreciated cost less any write-downs to fair value. Depreciation is generally calculated using the straight-line method based on the estimated useful lives of these assets.

  Real estate investments held for sale are generally those which are acquired through the foreclosure of mortgage loans. The Company's policy is to rehabilitate, re-lease and sell foreclosed properties, which generally takes two to four years. At the time of foreclosure, properties are valued at fair value less estimated costs to sell and reclassified from mortgage loans to real estate held for sale. Subsequent to foreclosure, these investments are carried at the lower of cost or current fair value less estimated costs to sell. Adjustments to the carrying value as a result of changes in fair value subsequent to foreclosure are recorded as valuation reserves, and reported in realized investment gains and losses. The Company considers several methods in determining fair value for real estate, with emphasis placed on the use of discounted cash flow analyses and, in some cases, the use of third-party appraisals. Effective with the implementation of SFAS No. 121, real estate held for sale is no longer depreciated.

  Equity securities, which include common and non-redeemable preferred stocks, are carried at fair value, with unrealized appreciation or depreciation included in Shareholder's Equity. Short-term investments are carried at fair value, which approximates cost. Equity securities and short-term investments are classified as available for sale.

  Policy loans are generally carried at unpaid principal balances.

  Realized investment gains and losses result from sales, investment asset write-downs and changes in valuation reserves. Realized investment gains and losses do not include amounts attributable to experience-rated pension policyholders' contracts and participating life policies (policyholder share). Realized investment gains and losses are based upon specific identification of the investment assets.

  Unrealized investment gains and losses for investments carried at fair value are included in Shareholder's Equity net of policyholder-related amounts and deferred income taxes.

  See Note 3(F) for a discussion of the Company's accounting policies for derivative financial instruments.

  E) CASH AND CASH EQUIVALENTS: Short-term investments with a maturity of three months or less at the time of purchase are reported as cash equivalents.

  F) REINSURANCE RECOVERABLES: Reinsurance recoverables are estimates of amounts to be received from reinsurers, including amounts under reinsurance agreements with affiliated companies. Allowances are established for amounts estimated to be uncollectible.

  G) DEFERRED POLICY ACQUISITION COSTS: Acquisition costs consist of commissions, premium taxes and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs for universal life products and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits over the expected lives of the contracts. Acquisition costs for annuity and other individual life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods.

  Deferred policy acquisition costs are reviewed to determine if they are recoverable from future income, including investment income. If such costs are estimated to be unrecoverable, they are expensed. If such costs are estimated to be unrecoverable or are accelerated as a result of treating unrealized investment gains and losses as though they had been realized, a deferred acquisition cost valuation allowance may be established or adjusted, with a comparable offset in net unrealized appreciation (depreciation).

  H) PROPERTY AND EQUIPMENT: Property and equipment are carried at cost less accumulated depreciation. When applicable, cost includes interest and real estate taxes incurred during construction and other construction-related costs. Depreciation is calculated principally on the straight-line method based on the estimated useful lives of the assets. Accumulated depreciation was $427 million and $387 million at December 31, 1996 and 1995, respectively.

  I) OTHER ASSETS: Other Assets consists of various insurance-related assets, principally ceded unearned premiums, reinsurance deposits and other amounts due from affiliated companies.

  J) GOODWILL: Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. Goodwill is amortized on systematic bases over periods, not exceeding 40 years, that correspond with the benefits estimated to be derived from the acquisitions. The Company evaluates the carrying amount of goodwill by analyzing historical and estimated future income and undiscounted estimated cash flows of the related businesses. Goodwill is written down when impaired. Amortization periods are revised if it is estimated that the remaining period of benefit of the goodwill has changed. Accumulated amortization was $99 million and $84 million at December 31, 1996 and 1995, respectively.

  K) SEPARATE ACCOUNTS: Separate account assets and liabilities are principally carried at market value and represent policyholder funds maintained in accounts having specific investment objectives. The investment income, gains and losses of these accounts generally accrue to the policyholders and, therefore, are not included in the Company's revenues and expenses.

  L) CONTRACTHOLDER DEPOSIT FUNDS: Liabilities for Contractholder Deposit Funds consist of deposits received from customers and investment earnings on their fund balances, less administrative charges and, for universal life fund balances, mortality charges.

  M) FUTURE POLICY BENEFITS: Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. These liabilities are computed using premium assumptions for group annuity policies and the net level premium method for individual life policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2% to 11%, generally graded down from 1 to 20 years. Mortality, morbidity, and withdrawal assumptions are based on either the Company's own experience or various actuarial tables.

  N) UNPAID CLAIMS AND CLAIM EXPENSES: Liabilities for unpaid claims and claim expenses are estimates of payments to be made on reported and incurred but not reported insurance claims.

  O) UNEARNED PREMIUMS: Premiums for group life, and accident and health insurance are reported as earned on a pro rata basis over the contract period. The unexpired portion of these premiums is recorded as Unearned Premiums.

  P) OTHER LIABILITIES: Other Liabilities consist principally of postretirement and postemployment benefits and various insurance-related liabilities, including amounts related to reinsurance contracts. Also included in Other Liabilities are liabilities for guaranty fund assessments that can be reasonably estimated.

  Q) TRANSLATION OF FOREIGN CURRENCIES: Foreign operations primarily utilize the local currencies as their functional currencies, and assets and liabilities are translated at the rates of exchange as of the balance sheet date. The translation gain or loss on such functional currencies, net of applicable taxes, is generally reflected in Shareholder's Equity. Revenues and expenses are translated at the average rates of exchange prevailing during the year.

  R) PREMIUM AND FEES, REVENUES AND RELATED EXPENSES: Premiums for group life and accident and health insurance are recognized as revenue on a pro-rata basis over their contract periods. Benefits, losses and settlement expenses are recognized when incurred.

  Premiums for individual life insurance as well as individual and group annuity products, excluding universal life and investment-related products, are recognized as revenue when due. Benefits, losses and settlement expenses are matched with premiums.

  Revenues for universal life products consist of net investment income and mortality, administration and surrender fees assessed against the fund balances during the period. Net investment income represents investment income on assets supporting universal life products and is recognized as earned. Fees for mortality are recognized ratably over the policy year. Administration fees are recognized as services are provided, and surrender charges are recognized as earned. Benefit expenses for universal life products consist of benefit claims in excess of fund balances, which are recognized when claims are filed, and interest credited in accordance with contract provisions.

  Revenues for investment-related products consist of net investment income and contract fees assessed against the fund balances during the period. Net investment income represents investment income on assets supporting investment-related products and is recognized as earned. Contract fees are based upon related administrative expenses and are assessed ratably over the contract year. Benefit expenses for investment-related products primarily consist of interest credited in accordance with contract provisions.

  S) PARTICIPATING BUSINESS: Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in a portion of the earnings of the Company's business. The participating insurance in force accounted for approximately 7% of total insurance in force at December 31, 1996, and 1995, and 5% at December 31, 1994.

  T) INCOME TAXES: The Company and its domestic subsidiaries are included in the consolidated United States federal income tax return filed by CIGNA. In accordance with a tax sharing agreement with CIGNA, the provision for federal income tax is computed as if the Company were filing a separate federal income tax return, except that benefits arising from tax credits and net operating and capital losses are allocated to those subsidiaries producing such attributes to the extent they are utilized in CIGNA's consolidated federal income tax provision.

  Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes. See
Note 6 for additional information.

NOTE 3 -- INVESTMENTS

  A) FIXED MATURITIES: Fixed maturities are net of cumulative write-downs of $95 million and $103 million, including policyholder share, as of December 31, 1996 and 1995, respectively.

  The amortized cost and fair value by contractual maturity periods for fixed maturities, including policyholder share, as of December 31, 1996 were as follows:

------------------------------------------------------------------------------------------------
                                                                            Amortized       Fair
(IN MILLIONS)                                                                    Cost      Value
------------------------------------------------------------------------------------------------
Due in one year or less..................................................   $     936  $     955
Due after one year through five years....................................       5,252      5,419
Due after five years through ten years...................................       4,591      4,773
Due after ten years......................................................       3,301      3,702
Asset-backed securities..................................................       5,802      5,967
------------------------------------------------------------------------------------------------
Total....................................................................   $  19,882  $  20,816
------------------------------------------------------------------------------------------------
                                                                           ---------------------

  Actual maturities could differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Also, the Company may extend maturities in some cases.

  Gross unrealized appreciation (depreciation) for fixed maturities, including policyholder share, by type of issuer was as follows:

-----------------------------------------------------------------------------------------------------

                                                                   December 31, 1996
-----------------------------------------------------------------------------------------------------
                                                     Amortized   Unrealized     Unrealized       Fair
(IN MILLIONS)                                             Cost  Appreciation  Depreciation      Value
-----------------------------------------------------------------------------------------------------
Federal government bonds.........................   $     475    $     160     $      --    $     635
State and local government bonds.................         174           13            (4)         183
Foreign government bonds.........................         121            6            --          127
Corporate securities.............................      13,310          742          (148)      13,904
Asset-backed securities..........................       5,802          226           (61)       5,967
-----------------------------------------------------------------------------------------------------
Total............................................   $  19,882    $   1,147     $    (213)   $  20,816
-----------------------------------------------------------------------------------------------------

                                                   --------------------------------------------------

-----------------------------------------------------------------------------------------------------


                                                                   December 31, 1995
-----------------------------------------------------------------------------------------------------
                                                     Amortized   Unrealized     Unrealized       Fair
(IN MILLIONS)                                             Cost  Appreciation  Depreciation      Value
-----------------------------------------------------------------------------------------------------
Federal government bonds.........................   $     503    $     300     $      --    $     803
State and local government bonds.................         207           24            (1)         230
Foreign government bonds.........................         131            9            (1)         139
Corporate securities.............................      13,773        1,427           (73)      15,127
Asset-backed securities..........................       5,533          371           (41)       5,863
-----------------------------------------------------------------------------------------------------
Total............................................   $  20,147    $   2,131     $    (116)   $  22,162
-----------------------------------------------------------------------------------------------------
                                                   --------------------------------------------------

  Asset-backed securities include investments in CMOs as of December 31, 1996 of $2.2 billion carried at fair value (amortized cost, $2.1 billion), compared with $2.1 billion carried at fair value (amortized cost, $2.0 billion) as of December 31, 1995. Certain of these securities are backed by Aaa/AAA-rated government agencies. All other CMO securities have high quality ratings through use of credit enhancements provided by subordinated securities or mortgage insurance from Aaa/AAA-rated insurance companies. CMO holdings are concentrated in securities with limited prepayment, extension and default risk, such as planned amortization class bonds. The Company's investments in interest-only and principal-only CMOs, which are subject to interest rate risk due to accelerated prepayments, represented approximately 0.1% and 1.9% of total CMO investments at December 31, 1996 and 1995, respectively.

  At December 31, 1996, contractual fixed maturity investment commitments were $93 million. The majority of investment commitments are for the purchase of investment grade fixed maturities, bearing interest at a fixed market rate, and require no collateral. These commitments are diversified by issuer and maturity date, and it is estimated that approximately 75% will be disbursed in 1997.

  B) MORTGAGE LOANS AND REAL ESTATE: The Company's mortgage loans and real estate investments are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and generally approximate 75% of the property's value at the time the original loan is made.

  At December 31, the carrying values of mortgage loans and real estate investments, including policyholder share, were as follows:

------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                    1996       1995
------------------------------------------------------------------------------------------------
Mortgage Loans............................................................  $  10,152  $  10,218
                                                                            ---------  ---------
Real estate:
  Held for sale...........................................................        586        671
  Held for production of income...........................................        439        487
                                                                            ---------  ---------
Total real estate.........................................................      1,025      1,158
------------------------------------------------------------------------------------------------
Total.....................................................................  $  11,177  $  11,376
------------------------------------------------------------------------------------------------
                                                                            --------------------

  At December 31, mortgage loans and real estate investments comprised the following property types and geographic regions:

------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                    1996       1995
------------------------------------------------------------------------------------------------
Property type:
  Retail facilities.......................................................  $   4,453  $   4,327
  Office buildings........................................................      4,241      4,493
  Apartment buildings.....................................................      1,272      1,246
  Hotels..................................................................        665        711
  Other...................................................................        546        599
------------------------------------------------------------------------------------------------
Total.....................................................................  $  11,177  $  11,376
------------------------------------------------------------------------------------------------
                                                                            --------------------
Geographic region:
  Central.................................................................  $   3,452  $   4,032
  Pacific.................................................................      3,132      2,580
  Middle Atlantic.........................................................      1,920      1,951
  South Atlantic..........................................................      1,526      1,647
  New England.............................................................      1,147      1,166
------------------------------------------------------------------------------------------------
Total.....................................................................  $  11,177  $  11,376
------------------------------------------------------------------------------------------------
                                                                            --------------------

MORTGAGE LOANS

  At December 31, 1996, scheduled mortgage loan maturities were as follows: 1997 -- $.9 billion; 1998 -- $.7 billion; 1999 -- $1.3 billion; 2000 -- $1.5 billion;
2001 -- $1.2 billion; and $4.7 billion thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties; the maturity date may be extended; and loans may be refinanced. During 1996 and 1995, the Company refinanced at current market rates approximately $477 million and $379 million, respectively, of its mortgage loans relating to borrowers that were unable to obtain alternative financing.

  At December 31, 1996, contractual commitments to extend credit under commercial mortgage loan agreements amounted to approximately $397 million, all of which were at a fixed market rate of interest. These commitments expire within six months, and are diversified by property type and geographic region.

  At December 31, 1996, the Company's impaired mortgage loans were $814 million, including $442 million before valuation reserves totaling $94 million, and $372 million which had no valuation reserves. At December 31, 1995, the Company's impaired mortgage loans were $838 million, including $447 million before valuation reserves totaling $82 million, and $391 million which had no valuation reserves.

  During the year ended December 31, changes in reserves for impaired mortgage loans, including policyholder share, were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                         1996       1995
-----------------------------------------------------------------------------------------------------
Reserve balance -- January 1...................................................  $      82  $     127
Transfers to foreclosed real estate............................................        (29)       (27)
Charge-offs upon sales.........................................................        (19)       (33)
Net increase in valuation reserves.............................................         60         15
-----------------------------------------------------------------------------------------------------
Reserve balance -- December 31.................................................  $      94  $      82
-----------------------------------------------------------------------------------------------------
                                                                                 --------------------

  During 1996 and 1995, impaired mortgage loans, before valuation reserves, averaged approximately $852 million and $935 million, respectively. Interest income recorded and cash received on these loans was approximately $73 million and $71 million in 1996 and 1995, respectively.

REAL ESTATE

  During 1996, 1995 and 1994, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which totaled $107 million, $144 million and $127 million, respectively.

  Valuation reserves and cumulative write-downs related to real estate, including policyholder share, were $273 million and $310 million as of December 31, 1996 and 1995, respectively.

  Net income for 1996 included $19 million and $1 million for net investment income and write-downs upon foreclosures, respectively, for real estate held for sale.

  C) SHORT-TERM INVESTMENTS AND CASH EQUIVALENTS: At December 31, 1996 and 1995, short-term investments and cash equivalents, in the aggregate, primarily included debt securities, principally corporate securities of $418 million and $203 million, respectively.

  D) NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS: Unrealized appreciation (depreciation) for investments carried at fair value as of December 31 was as follows:

--------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                      1996       1995
--------------------------------------------------------------------------------------------------
Unrealized appreciation:
  Fixed maturities..........................................................  $   1,147  $   2,131
  Equity securities.........................................................          8         23
                                                                              ---------  ---------
                                                                                  1,155      2,154
                                                                              ---------  ---------
Unrealized depreciation:
  Fixed maturities..........................................................       (213)      (116)
  Equity securities.........................................................        (26)       (11)
                                                                              ---------  ---------
                                                                                   (239)      (127)
                                                                              ---------  ---------
Less policyholder-related amounts...........................................        610      1,279
                                                                              ---------  ---------
Shareholder net unrealized appreciation.....................................        306        748
Less deferred income taxes..................................................        118        272
--------------------------------------------------------------------------------------------------
Net unrealized appreciation.................................................  $     188  $     476
--------------------------------------------------------------------------------------------------
                                                                              --------------------

  Net unrealized appreciation for investments carried at fair value is included as a separate component of Shareholder's Equity, net of policyholder-related amounts and deferred income taxes. The net unrealized (depreciation) appreciation for these investments, primarily fixed maturities, during 1996, 1995 and 1994 was ($288) million, $542 million and ($494) million, respectively.

  During 1995 and 1994, certain fixed maturities were carried at amortized cost in the financial statements. The change in net unrealized appreciation (depreciation) for such investments was ($14) million and ($1.2) billion during 1995 and 1994, respectively.

  E) NON-INCOME PRODUCING INVESTMENTS: At December 31, the carrying values of investments, including policyholder share, that were non-income producing during the preceding 12 months were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                         1996       1995
-----------------------------------------------------------------------------------------------------
Fixed maturities...............................................................  $      52  $      75
Mortgage loans.................................................................         14         17
Real estate....................................................................        172        234
-----------------------------------------------------------------------------------------------------
Total..........................................................................  $     238  $     326
-----------------------------------------------------------------------------------------------------
                                                                                 --------------------

  F) DERIVATIVE FINANCIAL INSTRUMENTS: The Company's investment strategy is to manage the characteristics of investment assets, such as liquidity, currency, yield and duration, to reflect the underlying characteristics of the related insurance and contractholder liabilities, which vary among the Company's principal product lines. In connection with this investment strategy, the Company's use of derivative instruments, including interest rate and currency swaps, purchased options and futures contracts, is limited to hedging applications to minimize market risk.

  Hedge accounting treatment requires a probability of high correlation between the changes in the market value or cash flows of the derivatives and the hedged assets or liabilities. Under hedge accounting, the changes in market value or cash flows of the derivatives and the hedged assets or liabilities are recognized in net income in the same period. If the Company's use of derivatives does not qualify for hedge accounting treatment, the derivative is recorded at fair value and changes in its fair value are recognized in net income without considering changes in the hedged asset or liability.

  The Company routinely monitors, by individual counterparty, exposure to credit risk associated with swap and option contracts and diversifies the portfolio among approved dealers of high credit quality. Futures contracts are exchange-traded and, therefore, credit risk is limited since the exchange assumes the obligations. The Company manages legal risks by following industry standardized documentation procedures and by monitoring legal developments.

  Underlying contract, notional or principal amounts associated with derivatives at December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                         1996       1995
-----------------------------------------------------------------------------------------------------
Interest rate swaps............................................................  $     335  $     508
Currency swaps.................................................................        275        335
Purchased options..............................................................        632         --
Futures........................................................................         45         22
-----------------------------------------------------------------------------------------------------

  Under interest rate swaps, the Company agrees with other parties to periodically exchange the difference between variable rate and fixed rate asset cash flows to provide stable returns for related liabilities. The Company uses currency swaps (primarily Canadian dollars, pounds sterling and Swiss francs) to match the currency of investments to that of the associated liabilities. Under currency swaps, the parties exchange principal and interest amounts in two relevant currencies using agreed-upon exchange amounts.

  The net interest cash flows from interest rate and currency swaps are recognized currently as an adjustment to net investment income, and the fair value of these swaps is reported as an adjustment to the related investments.

  Using purchased options to reduce the effect of changes in interest rates or equity indexes on liabilities, the Company pays an up-front fee to receive cash flows from third parties when interest rates or equity indexes vary from specified levels. Purchased options that qualify for hedge accounting are recorded consistent with the related liabilities, at amortized cost plus adjustments based on current equity indexes, and income is reported as an adjustment to benefit expense. Purchased options are reported in other assets, and fees paid are amortized to benefit expense over their contractual periods. Purchased options with underlying notional amounts of $112 million at December 31, 1996 that are designated as hedges, but do not qualify for hedge accounting, are reported in other long-term investments at fair value with changes in fair value recognized as realized investment gains and losses.

  Interest rate futures are used to temporarily hedge against the changes in market values of bonds and mortgage loans to be purchased or sold. Under futures contracts, changes in the contract values are settled in cash daily with the exchange on which the instrument is traded. These changes in contract values are deferred and recorded as adjustments to the carrying value of the related bond or mortgage loan. Deferred gains and losses are amortized into net investment income over the life of the investments purchased or are recognized in full as realized investment gains and losses if investments are sold. Gains and losses on futures contracts deferred in anticipation of investment purchases were immaterial at December 31, 1996 and 1995.

  The effects of interest rate and currency swaps, purchased options and futures on the components of net income for 1996, 1995 and 1994 were not material.

  As of December 31, 1996 and 1995, the Company's variable interest rate investments consisted of approximately $1.3 billion and $1.4 billion of fixed maturities, respectively. As of December 31, 1996 and 1995, the Company's fixed interest rate investments consisted of $19.5 billion and $20.6 billion, respectively, of fixed maturities, and $10.2 billion and $10.0 billion, respectively, of mortgage loans.

  G) OTHER: As of December 31, 1996 and 1995, the Company had no concentration of investments in a single investee exceeding 10% of Shareholder's Equity.

NOTE 4 -- INVESTMENT INCOME AND GAINS AND LOSSES

  A) NET INVESTMENT INCOME: The components of net investment income, including policyholder share, for the year ended December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                           1996       1995       1994
-----------------------------------------------------------------------------------------------------
Fixed maturities....................................................  $   1,647  $   1,663  $   1,596
Equity securities...................................................         --         15         20
Mortgage loans......................................................        921        866        776
Policy loans........................................................        548        499        365
Real estate.........................................................        227        301        291
Other long-term investments.........................................         23         33         23
Short-term investments..............................................         35         46          8
                                                                      ---------  ---------  ---------
                                                                          3,401      3,423      3,079
Less investment expenses............................................        202        285        274
-----------------------------------------------------------------------------------------------------
Net investment income...............................................  $   3,199  $   3,138  $   2,805
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------

  Net investment income attributable to policyholder contracts, which is included in the Company's revenues and is primarily offset by amounts included in Benefits, Losses and Settlement Expenses, was approximately $1.8 billion for 1996 and 1995, and $1.5 billion for 1994 . Net investment income for separate accounts, which is not reflected in the Company's revenues, was $1.1 billion, $885 million and $693 million for 1996, 1995 and 1994, respectively.

  As of December 31, 1996, fixed maturities and mortgage loans on non-accrual status, including policyholder share, were $160 million and $360 million, including restructured investments of $88 million and $304 million, respectively. As of December 31, 1995, fixed maturities and mortgage loans on non-accrual status, including policyholder share, were $149 million and $523 million, including restructured investments of $105 million and $447 million, respectively. If interest on these investments had been recognized in accordance with their original terms, net income would have been increased by $15 million, $18 million and $14 million in 1996, 1995 and 1994, respectively.

  B) REALIZED INVESTMENT GAINS AND LOSSES: Realized gains and losses on investments, excluding policyholder share, for the year ended December 31 were as follows:

----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                     1996         1995         1994
----------------------------------------------------------------------------------------------------------------
Realized investment gains (losses):
  Fixed maturities.......................................................   $      11    $     (10)   $       4
  Equity securities......................................................           1            5            2
  Mortgage loans.........................................................         (12)          (5)          --
  Real estate............................................................          15            4           15
  Other..................................................................          22           (1)           6
                                                                                  ---          ---          ---
                                                                                   37           (7)          27
Income tax expenses (benefits)...........................................          17           (2)          12
----------------------------------------------------------------------------------------------------------------
Net realized investment gains (losses)...................................   $      20    $      (5)   $      15
----------------------------------------------------------------------------------------------------------------
                                                                                           --------------------

  Realized investment gains and losses include impairments in the value of investments, net of recoveries, of $40 million, $27 million and $33 million in 1996, 1995 and 1994, respectively.

  Realized investment gains (losses) for separate accounts, which are not reflected in the Company's revenues, were $305 million, $412 million and ($51) million for the years ended December 31, 1996, 1995 and 1994, respectively. Realized investment gains (losses) attributable to policyholder contracts, which also are not reflected in the Company's revenues, were $82 million and ($6) million for the years ended December 31, 1996 and 1995, respectively. There were no realized investment gains (losses) attributable to policyholder contracts for the year ended December 31, 1994.

  Sales of available-for-sale fixed maturities and equity securities, including policyholder share, for the year ended December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                              1996       1995       1994
-----------------------------------------------------------------------------------------------------
Proceeds from sales.................................................  $   4,236  $   1,667  $   2,116
Gross gains on sales................................................  $     146  $      78  $      73
Gross losses on sales...............................................  $     (70) $     (53) $     (70)
-----------------------------------------------------------------------------------------------------

  Prior to the SFAS No. 115 reclassification described in Note 2(B), $171 million of fixed maturities classified as held-to-maturity, including policyholder share, were transferred to the available-for-sale category in 1995 with no material effect on Shareholder's Equity.

NOTE 5 -- SHAREHOLDER'S EQUITY AND DIVIDEND RESTRICTIONS

  The Connecticut Insurance Department (the Department) recognizes as net income and surplus (shareholder's equity) those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which differ in certain respects from generally accepted accounting principles. As of December 31, 1996, there were no permitted accounting practices utilized by the Company that were materially different from those prescribed by the Department.

  Capital stock of the Company at December 31, 1996 and 1995 consisted of 5,978,322 shares of common stock authorized, issued and outstanding (par value $5.00).

  The Company's statutory net income was $611 million, $390 million and $428 million for 1996, 1995 and 1994, respectively. Statutory surplus was $2.1 billion at December 31, 1996 and 1995. The Connecticut Insurance Holding Company Act limits the amount of annual dividends or other distributions available to shareholders of Connecticut insurance companies without the Department's prior approval. During 1996, the Company paid a total of $600 million in dividends to its Parent, of which $200 million received prior approval from the Department in accordance with requirements. Under current law, the maximum dividend distribution that may be made by the Company during 1997 without prior approval is $629 million. The amount of restricted net assets as of December 31, 1996 was approximately $3.5 billion.

NOTE 6 -- INCOME TAXES

  The Company's net deferred tax asset of $639 million and $403 million as of December 31, 1996 and 1995, respectively, reflects management's belief that the Company's taxable income in future years will be sufficient to realize the net deferred tax asset based on the Company's earnings history and its future expectations. In determining the adequacy of future taxable income, management considered the future reversal of its existing taxable temporary differences and available tax planning strategies that could be implemented, if necessary.

  In accordance with the Life Insurance Company Income Tax Act of 1959, a portion of the Company's statutory income was not subject to current income taxation but was accumulated in an account designated Policyholders' Surplus Account. Under the Tax Reform Act of 1984, no further additions may be made to the Policyholders' Surplus Account for tax years ending after December 31, 1983. The balance in the account of approximately $450 million at December 31, 1996 would result in a tax liability of $158 million only if distributed to the shareholder or if the account balance exceeded a prescribed maximum. No income taxes have been provided on this amount because, in management's opinion, the likelihood that these conditions will be met is remote.

  CIGNA's federal income tax returns are routinely audited by the Internal Revenue Service (IRS), and provisions are made in CIGNA's financial statements in anticipation of the results of these audits.

  In management's opinion, adequate tax liabilities have been established for all years.

  The tax effect of temporary differences which give rise to deferred income tax assets and liabilities as of December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                      1996       1995
-----------------------------------------------------------------------------------------------------
Deferred tax assets:
  Other insurance and contractholder liabilities...............................  $     387  $     324
  Employee and retiree benefit plans...........................................        177        176
  Investments, net.............................................................        228        225
  Other........................................................................         74         72
                                                                                       ---        ---
  Total deferred tax assets....................................................        866        797
                                                                                       ---        ---
Deferred tax liabilities:
  Policy acquisition expenses..................................................         21         25
  Depreciation.................................................................         88         97
  Unrealized appreciation on investments.......................................        118        272
                                                                                       ---        ---
  Total deferred tax liabilities...............................................        227        394
-----------------------------------------------------------------------------------------------------
Net deferred income tax asset..................................................  $     639  $     403
-----------------------------------------------------------------------------------------------------
                                                                                 --------------------

  Total income taxes for the year ended December 31 were less than the amount computed using the nominal federal income tax rate of 35% for the following reasons:

----------------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                1996       1995       1994
----------------------------------------------------------------------------------------------------------
Tax expense at nominal rate..............................................  $     305  $     266  $     271
Tax-exempt interest income...............................................         (5)        (6)        (7)
Dividends received deduction.............................................         (7)        (7)        (3)
Amortization of goodwill.................................................          4          4          4
Resolved federal tax audit issues........................................         --         --         (2)
Other....................................................................         16         --          2
----------------------------------------------------------------------------------------------------------
Total income taxes.......................................................  $     313  $     257  $     265
----------------------------------------------------------------------------------------------------------
                                                                           -------------------------------

NOTE 7 -- PENSION AND OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS PLANS

  A) PENSION PLANS: The Company provides retirement benefits to eligible employees and agents. These benefits are provided through a plan sponsored by CIGNA covering most domestic employees (the Plan) and by several separate pension plans for various subsidiaries, agents and foreign employees.

  The Plan is a non-contributory, defined benefit, trusteed plan available to eligible domestic employees. Benefits are based on employees' years of service and compensation during the highest three or, if service commenced after December 31, 1988, five consecutive years of employment, offset by a portion of the Social Security benefit for which they are eligible. CIGNA funds at least the minimum amount required by the Employee Retirement Income Security Act of 1974. Allocated pension cost for the Company was $26 million, $23 million and $31 million in 1996, 1995 and 1994, respectively.

  The Plan, and several separate pension plans for various subsidiaries and agents, had deposits with the Company totalling approximately $2.2 billion and $2.0 billion at December 31, 1996 and 1995, respectively.

  B) OTHER POSTRETIREMENT BENEFITS PLANS: In addition to providing pension benefits, the Company provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by CIGNA. A substantial portion of the Company's employees may become eligible for these benefits upon retirement. CIGNA's contributions for health care benefits depend upon a retiree's date of retirement, age, years of service and other cost-sharing features, such as deductibles and coinsurance. Under the terms of the benefit plans, benefit provisions and cost-sharing features can be adjusted. In general, retiree health care benefits are not funded by CIGNA, but are paid as covered expenses are incurred. Retiree life insurance benefits are paid from plan assets or as covered expenses are incurred.

  In 1996, CIGNA amended its health care plan for certain current and future retirees effective January 1, 1997, whereby health benefits will be provided primarily through CIGNA's managed care networks in exchange for a fixed reimbursement amount per retiree from Medicare. The effect of the plan amendment was to reduce CIGNA's other postretirement benefit liability by $110 million. The reduction of the liability is being amortized into income over the average remaining employee service period, approximately 17 years, through a reduction of the expense for postretirement benefits other than pensions allocated to the Company.

  An employer's postretirement benefit liability is primarily measured by determining the present value of the projected future costs of health benefits based on an estimate of health care cost trend rates. Expense for postretirement benefits other than pensions allocated to the Company totalled $16 million for 1996, $20 million for 1995 and $28 million for 1994. The other postretirement benefit liability included in Accounts Payable, Accrued Expenses and Other Liabilities as of December 31, 1996 and 1995 was $424 million and $427 million, including net intercompany payables of $40 million and $28 million, respectively, for services provided by affiliates' employees.

  C) OTHER POSTEMPLOYMENT BENEFITS: The Company provides certain salary continuation (severance and disability), health care and life insurance benefits to inactive and former employees, spouses and other eligible dependents through various employee benefit plans sponsored by CIGNA.

  Although severance benefits accumulate with additional service, the Company recognizes severance expense when severance is probable and the costs can be reasonably estimated. Postemployment benefits other than severance generally do not vest or accumulate; therefore, the estimated cost of benefits is accrued when determined to be probable and estimable, generally upon disability or termination. See Note 10 for additional information regarding severance accrued as part of cost reduction initiatives.

  D) CAPITAL ACCUMULATION PLANS: CIGNA sponsors various capital accumulation plans in which employee contributions on a pre-tax basis (401(k)) are supplemented by CIGNA matching contributions. Contributions are invested, at the election of the employee, in one or more of the following investments: CIGNA common stock fund, several non-CIGNA stock and bond portfolios and a fixed-income fund. The Company's allocated expense for such plans totaled $16 million for 1996 and $14 million for each of 1995 and 1994.

NOTE 8 -- REINSURANCE

  In the normal course of business, the Company enters into agreements, primarily relating to short-duration contracts, to assume and cede reinsurance with other insurance companies. Reinsurance is ceded primarily to limit losses from large exposures and to permit recovery of a portion of direct losses, although ceded reinsurance does not relieve the originating insurer of liability. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristic of its reinsurers.

  Failure of reinsurers to indemnify the Company, as a result of reinsurer insolvencies and disputes, could result in losses. As of December 31, 1996 and 1995 there were no allowances for uncollectible amounts. While future charges for unrecoverable reinsurance may materially affect results of operations in future periods, such amounts are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  The effects of reinsurance on net earned premiums and fees for the year ended December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                           1996       1995       1994
-----------------------------------------------------------------------------------------------------
SHORT-DURATION CONTRACTS
Premiums and fees:
  Direct............................................................  $   3,709  $   3,374  $   3,419
  Assumed...........................................................        571        818        716
  Ceded.............................................................       (193)      (391)      (291)
-----------------------------------------------------------------------------------------------------
Net earned premiums and fees........................................  $   4,087  $   3,801  $   3,844
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------

LONG-DURATION CONTRACTS
Premiums and fees:
  Direct............................................................  $   1,228  $   1,189  $   1,068
  Assumed...........................................................        165        127        126
  Ceded.............................................................       (166)      (119)       (78)
-----------------------------------------------------------------------------------------------------
Net earned premiums and fees........................................  $   1,227  $   1,197  $   1,116
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------

  The effects of reinsurance on written premiums and fees for short-duration contracts were not materially different from the amounts shown in the above table. Benefits, losses and settlement expenses for 1996, 1995 and 1994 were net of reinsurance recoveries of $359 million, $442 million and $415 million, respectively.

NOTE 9 -- LEASES AND RENTALS

  Rental expenses for operating leases, principally with respect to buildings, amounted to $68 million, $60 million and $62 million in 1996, 1995 and 1994, respectively.

  As of December 31, 1996, future net minimum rental payments under non-cancelable operating leases were $128 million, payable as follows: 1997 - $42 million; 1998 - $31 million; 1999 - $27 million; 2000 - $13 million; 2001 -
$6 million; and $9 million thereafter.

NOTE 10 -- SEGMENT INFORMATION

  The Company operates principally in three segments: Employee Life and Health Benefits, Employee Retirement and Savings Benefits, and Individual Financial Services. Other Operations consists principally of the results of the Company's settlement annuity business.

  Summarized financial information with respect to the business segments for the year ended and as of December 31 was as follows:

--------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                        1996       1995       1994
--------------------------------------------------------------------------------------------------
REVENUES
Employee Life and Health Benefits................................  $   4,510  $   4,243  $   4,194
Employee Retirement and Savings Benefits.........................      1,899      1,914      1,887
Individual Financial Services....................................      1,950      1,800      1,546
Other Operations.................................................        200        181        173
--------------------------------------------------------------------------------------------------
Total............................................................  $   8,559  $   8,138  $   7,800
--------------------------------------------------------------------------------------------------
                                                                   -------------------------------

INCOME (LOSS) BEFORE INCOME TAXES
Employee Life and Health Benefits................................  $     287  $     294  $     323
Employee Retirement and Savings Benefits.........................        293        232        258
Individual Financial Services....................................        298        252        237
Other Operations.................................................         (8)       (17)       (44)
--------------------------------------------------------------------------------------------------
Total............................................................  $     870  $     761  $     774
--------------------------------------------------------------------------------------------------
                                                                   -------------------------------

IDENTIFIABLE ASSETS
Employee Life and Health Benefits................................  $   7,065  $   7,629  $   7,197
Employee Retirement and Savings Benefits.........................     40,122     37,609     33,588
Individual Financial Services....................................     17,930     16,189     12,612
Other Operations.................................................      2,398      2,569      2,111
--------------------------------------------------------------------------------------------------
Total............................................................  $  67,515  $  63,996  $  55,508
--------------------------------------------------------------------------------------------------
                                                                   -------------------------------

  During 1995, the Company recorded a $13 million pre-tax charge, included in Other Operating Expenses, for cost reduction initiatives in the Employee Life and Health Benefits segment. The charge consisted primarily of severance-related expenses representing costs associated with nonvoluntary employee terminations covering approximately 1,100 employees. The cash outlays associated with the restructuring initiatives began in the third quarter of 1995 and will continue through 1997, with $6 million paid in 1996. As of December 31, 1996, $7 million of severance was paid to 625 terminated employees. The Company has funded, and will continue to fund, these costs through liquid assets, and such funding has not and will not have a material adverse effect on its liquidity.

NOTE 11 -- CONTINGENCIES

  A) FINANCIAL GUARANTEES: The Company is contingently liable for financial guarantees provided in the ordinary course of business on the repayment of principal and interest on certain industrial revenue bonds. The contractual amounts of financial guarantees reflect the Company's maximum exposure to credit loss in the event of nonperformance. To limit the Company's exposure in the event of default of any guaranteed obligation, various programs are in place to ascertain the creditworthiness of guaranteed parties and to monitor this status on a periodic basis.

  The industrial revenue bonds guaranteed directly by the Company have remaining maturities of up to 19 years. The guarantees provide for payment of debt service only as it becomes due; consequently, an event of default would not cause an acceleration of scheduled principal and interest payments. The principal amount of the bonds guaranteed by the Company at December 31, 1996 and 1995 was $234 million and $266 million, respectively. Revenues in connection with industrial revenue bond guarantees are derived principally from equity participations in the related projects and are included in Net Investment Income as earned. Loss reserves for financial guarantees are established when a default has occurred or when the Company believes that a loss has been incurred. During 1994, losses for industrial revenue bonds were $1 million. There were no such losses in 1996 and 1995.

  The Company also guarantees a minimum level of benefits for certain separate account contracts and, in the event that separate account assets are insufficient to fund minimum policy benefits, the Company is obligated to fund the difference. As of December 31, 1996 and 1995, the amount of minimum benefit guarantees for separate account contracts was $4.9 billion and $5.1 billion, respectively. Reserves in addition to the separate account liabilities are established when the Company believes a payment will be required under one of these guarantees. No such reserves were required as of December 31, 1996 and 1995. Guarantee fees are part of the overall management fee charged to separate accounts and are recognized in income as earned.

  Although the ultimate outcome of any loss contingencies arising from the Company's financial guarantees may adversely affect results of operations in future periods, they are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  B) REGULATORY AND INDUSTRY DEVELOPMENTS: The Company's businesses are subject to a changing social, economic, legal, legislative and regulatory environment that could affect them. Some of the changes include initiatives to: change certain federal corporate tax laws; restrict insurance pricing and the application of underwriting standards; reform health care; and expand regulation. Some of the more significant issues are discussed below.

  In August 1996, Congress passed legislation that phases out over a three-year period the tax deductibility of policy loan interest for most leveraged corporate-owned life insurance (COLI) products. For 1996, 31% of revenues and 29% of operating income for the Individual Financial Services segment were from leveraged COLI products that are affected by this legislation. The effect of the legislation on this segment's income is not expected to be material through 1998. Beginning in 1999, the effect of the legislation is uncertain; however, it could have a material adverse effect on the segment's income. The Company does not expect this legislation to have a material effect on its consolidated results of operations, liquidity or financial condition.

  The Company expects proposals for federal and state legislation seeking some health care insurance reforms. Due to uncertainties associated with the timing and content of any health care legislation, the effect on the Company's future results of operations, liquidity or financial condition cannot be reasonably estimated at this time.

  The National Association of Insurance Commissioners is currently developing standardized statutory accounting principles, which are scheduled to take effect in 1999. The effect on the Company's statutory net income, surplus and liquidity cannot be reasonably estimated at this time.

  In recent years, the number of insurance companies that are impaired or insolvent has increased. This is expected to result in an increase in mandatory assessments by state guaranty funds of, or voluntary payments by, solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company recorded pre-tax charges of $53.9 million, $37.0 million and $27.9 million for 1996, 1995 and 1994, respectively, for guaranty fund assessments that can be reasonably estimated before giving effect to future premium tax recoveries. Although future assessments and payments may adversely affect results of operations in future periods, such amounts are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  The eventual effect on the Company of the changing environment in which it operates remains uncertain.

  C) LITIGATION: The Company is routinely engaged in litigation incidental to its business. While the outcome of all litigation involving the Company, including insurance-related litigation, cannot be determined, litigation is not expected to result in losses that differ from recorded reserves by amounts that would be material to results of operations, liquidity or financial condition.

NOTE 12 -- RELATED PARTY TRANSACTIONS

  The Company has assumed the settlement annuity and group pension business written by Life Insurance Company of North America (LINA), an affiliate. Reserves held by the Company with respect to this business were $1.7 billion at December 31, 1996 and 1995.

  The Company cedes long-term disability business to LINA. Reinsurance recoverables from LINA at December 31, 1996 and 1995 were $917 million and $973 million, respectively.

  The Company had lines of credit available from affiliates totaling $600 million at both December 31, 1996 and 1995. All borrowings are payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate plus 1/4 of 1%. Interest expense was $1 million for 1996, 1995 and 1994. As of December 31, 1996 and 1995, there were no borrowings outstanding under such lines.

  The Company extended lines of credit to affiliates totalling $600 million at December 31, 1996 and 1995. All loans are payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate. There were no amounts outstanding as of December 31, 1996 or 1995.

  The Company, together with other CIGNA subsidiaries, has entered into a pooling arrangement known as the CIGNA Corporate Liquidity Account (the Account) for the purpose of maximizing earnings on funds available for short-term investments. Withdrawals from the Account, up to the total amount of the participant's investment in the Account, are allowed on a demand basis. As of December 31, 1996 and 1995, the Company had a balance in the Account of $80 million and $212 million, respectively.

  CIGNA allocates to the Company its share of operating expenses incurred at the corporate level. The Company also allocates a portion of its operating expenses to affiliated companies on whose behalf it performs certain administrative services.

                                   APPENDIX I

    Variable Account Unit Value Calculations for New York Contracts Issued Before May 1, 1996

SAMPLE CALCULATIONS AND TABLES

    VARIABLE ACCUMULATION UNIT VALUE CALCULATION. Assume the net asset value of a Fund share at the end of the current Valuation Period is $16.50; and its value at the end of the immediately preceding Valuation Period was $16.46; the Valuation Period is one day; and no dividends or distributions caused Fund shares to go "ex-dividend" during the current Valuation Period. $16.50 divided by $16.46 is 1.002430134. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00003584933 (the daily equivalent of the current charge of 1.30% on an annual basis) gives a net investment factor of 1.00239428467. If the value of the Variable Accumulation Unit for the immediately preceding Valuation Period had been $14.703693, the value for the current Valuation Period would be $14.738898 ($14.703693 X 1.00239428467).

    VARIABLE ANNUITY UNIT VALUE CALCULATION. The assumptions in the above example exist. Also assume that the value of an Annuity Unit for the immediately preceding Valuation Period had been $13.579136. As the first variable annuity payment is determined by using an assumed interest rate of 3% per year, the value of the Annuity Unit for the current Valuation Period would be $13.610546 [$13.579136 X 1.00239428467 (the net investment factor) X 0.999919020].
0.999919020 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of three percent (3%) per year used to establish the Annuity Payment Rates found in the Contract.

    VARIABLE ANNUITY PAYMENT CALCULATION. Assume that a Participant's Variable Annuity Account is credited with 5319.7531 Variable Accumulation Units of a particular Sub-Account; that the Variable Accumulation Unit Value and the Annuity Unit Value for the particular Sub-Account for the Valuation Period which ends immediately preceding the Annuity Date are $14.703693 and $13.579136 respectively; that the Annuity Payment Rate for the age and option elected is $6.52 per $1,000; and that the Annuity Unit Value on the day prior to the second variable annuity payment date is $13.610170. The first variable annuity payment would be $509.99 (5319.7531 X $14.703693 X 6.52 divided by 1,000). The number of
Annuity Units credited would be 37.5569 ($509.99 divided by $13.579136) and the second variable annuity payment would be $511.16 (37.5569 X $13.610170).

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
FINANCIAL STATEMENTS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

                                    ALGER AMERICAN PORTFOLIO SUB-ACCOUNTS             FIDELITY VIP PORTFOLIO SUB-ACCOUNTS
                               ------------------------------------------------  ---------------------------------------------
                                           LEVERAGED    MIDCAP       SMALL         EQUITY-      MONEY       HIGH
                                 GROWTH      ALLCAP     GROWTH   CAPITALIZATION    INCOME      MARKET      INCOME    OVERSEAS
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------
ASSETS:
Investment in variable
  insurance funds at value.... $18,174,849 $5,583,768 $9,575,698  $14,394,067    $28,183,257 $10,602,830 $4,883,390 $1,894,609
Receivable from Connecticut
  General Life Insurance
  Company.....................      18,958     --         12,788      --              25,905     317,787      6,415     --
Receivable for fund shares
  sold........................     --             342     --            7,106        --          --          --             86
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------
  Total assets................  18,193,807  5,584,110  9,588,486   14,401,173     28,209,162  10,920,617  4,889,805  1,894,695
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------
LIABILITIES:
Payable to Connecticut General
  Life Insurance Company......     --             342     --            7,106        --          --          --             86
Payable for fund shares
  purchased...................      18,958     --         12,788      --              25,905     317,787      6,415     --
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------
  Total liabilities...........      18,958        342     12,788        7,106         25,905     317,787      6,415         86
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------
  Net assets.................. $18,174,849 $5,583,768 $9,575,698  $14,394,067    $28,183,257 $10,602,830 $4,883,390 $1,894,609
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------
FLEXIBLE PAYMENT DEFERRED
  ANNUITY CONTRACTS
Accumulation units
  outstanding.................   1,236,762    347,060    625,799    1,001,691      1,951,707     968,529    426,441    167,414
Net asset value per
  accumulation unit........... $ 13.855323 $15.364036 $14.473761  $ 13.460941    $ 13.679456 $ 10.658014 $10.802349 $10.614394
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------
                               $17,135,737 $5,332,250 $9,057,661  $13,483,704    $26,698,296 $10,322,591 $4,606,568 $1,776,998
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------
FLEXIBLE PAYMENT DEFERRED
  ANNUITY CONTRACTS--NEW YORK
Accumulation units
  outstanding.................      94,174     25,272     51,632       97,173        133,553      10,588     26,114     11,164
Net asset value per
  accumulation unit........... $ 10.655539 $ 9.952430 $10.033269  $  9.368431    $ 10.851716 $ 10.223104 $10.600637 $10.534750
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------
                               $ 1,003,480 $  251,518 $  518,037  $   910,363    $ 1,449,274 $   108,247 $  276,822 $  117,611
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------

Accumulation net assets....... $18,139,217 $5,583,768 $9,575,698  $14,394,067    $28,147,570 $10,430,838 $4,883,390 $1,894,609
Annuity reserves..............      35,632     --         --          --              35,687     171,992     --         --
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------
                               $18,174,849 $5,583,768 $9,575,698  $14,394,067    $28,183,257 $10,602,830 $4,883,390 $1,894,609
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------

                                   FIDELITY VIP II
                                      PORTFOLIO
                                    SUB-ACCOUNTS
                                ---------------------
                                  ASSET    INVESTMENT
                                 MANAGER   GRADE BOND
                                ---------- ----------
ASSETS:
Investment in variable
  insurance funds at value....  $4,203,610 $5,840,585
Receivable from Connecticut
  General Life Insurance
  Company.....................      17,935     12,854
Receivable for fund shares
  sold........................      --         --
                                ---------- ----------
  Total assets................   4,221,545  5,853,439
                                ---------- ----------
LIABILITIES:
Payable to Connecticut General
  Life Insurance Company......      --         --
Payable for fund shares
  purchased...................      17,935     12,854
                                ---------- ----------
  Total liabilities...........      17,935     12,854
                                ---------- ----------
  Net assets..................  $4,203,610 $5,840,585
                                ---------- ----------
                                ---------- ----------
FLEXIBLE PAYMENT DEFERRED
  ANNUITY CONTRACTS
Accumulation units
  outstanding.................     296,224    529,141
Net asset value per
  accumulation unit...........  $12.758423 $10.734479
                                ---------- ----------
                                $3,779,356 $5,680,056
                                ---------- ----------
FLEXIBLE PAYMENT DEFERRED
  ANNUITY CONTRACTS--NEW YORK
Accumulation units
  outstanding.................      39,293     15,245
Net asset value per
  accumulation unit...........  $10.797117 $10.530045
                                ---------- ----------
                                $  424,254 $  160,529
                                ---------- ----------
Accumulation net assets.......  $4,203,610 $5,840,585
Annuity reserves..............      --         --
                                ---------- ----------
                                $4,203,610 $5,840,585
                                ---------- ----------
                                ---------- ----------

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
FINANCIAL STATEMENTS (CONTINUED)
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

                                      MFS SERIES SUB-ACCOUNTS               AMT PORTFOLIO SUB-ACCOUNTS
                                -----------------------------------   --------------------------------------
                                  TOTAL                    WORLD                     LIMITED
                                  RETURN    UTILITIES   GOVERNMENTS    BALANCED   MATURITY BOND    PARTNERS
                                ----------  ----------  -----------   ----------  -------------   ----------
ASSETS:
Investment in variable
  insurance funds at value....  $8,702,389  $2,791,807  $1,507,463    $3,365,177   $3,663,477     $9,696,541
Receivable from Connecticut
  General Life Insurance
  Company.....................      33,090      --          12,939        14,831       12,953         15,097
Receivable for fund shares
  sold........................      --             195      --            --          --              --
                                ----------  ----------  -----------   ----------  -------------   ----------
  Total assets................   8,735,479   2,792,002   1,520,402     3,380,008    3,676,430      9,711,638
                                ----------  ----------  -----------   ----------  -------------   ----------
LIABILITIES:
Payable to Connecticut General
  Life Insurance Company......      --             195      --            --          --              --
Payable for fund shares
  purchased...................      33,090      --          12,939        14,831       12,953         15,097
                                ----------  ----------  -----------   ----------  -------------   ----------
  Total liabilities...........      33,090         195      12,939        14,831       12,953         15,097
                                ----------  ----------  -----------   ----------  -------------   ----------
  Net assets..................  $8,702,389  $2,791,807  $1,507,463    $3,365,177   $3,663,477     $9,696,541
                                ----------  ----------  -----------   ----------  -------------   ----------
                                ----------  ----------  -----------   ----------  -------------   ----------
FLEXIBLE PAYMENT DEFERRED
  ANNUITY CONTRACTS
Accumulation units
  outstanding.................     654,101     203,475     139,111       290,632      330,999        580,564
Net asset value per
  accumulation unit...........  $12.420693  $13.292608  $10.552213    $10.832872   $10.857343     $15.500823
                                ----------  ----------  -----------   ----------  -------------   ----------
                                $8,124,391  $2,704,717  $1,467,933    $3,148,378   $3,593,774     $8,999,227
                                ----------  ----------  -----------   ----------  -------------   ----------
FLEXIBLE PAYMENT DEFERRED
  ANNUITY CONTRACTS--NEW YORK
Accumulation units
  outstanding.................      52,465       7,641       3,788        18,307        6,716         60,560
Net asset value per
  accumulation unit...........  $11.016746  $11.397495  $10.436909    $ 9.983723   $10.377931     $11.514426
                                ----------  ----------  -----------   ----------  -------------   ----------
                                $  577,998  $   87,090  $   39,530    $  182,770   $   69,703     $  697,314
                                ----------  ----------  -----------   ----------  -------------   ----------
Accumulation net assets.......  $8,702,389  $2,791,807  $1,507,463    $3,331,148   $3,663,477     $9,696,541
Annuity reserves..............      --          --          --            34,029      --              --
                                ----------  ----------  -----------   ----------  -------------   ----------
                                $8,702,389  $2,791,807  $1,507,463    $3,365,177   $3,663,477     $9,696,541
                                ----------  ----------  -----------   ----------  -------------   ----------
                                ----------  ----------  -----------   ----------  -------------   ----------

                                OCC ACCUMULATION TRUST SUB-ACCOUNTS*
                                ------------------------------------
                                  GLOBAL
                                  EQUITY       MANAGED    SMALL CAP
                                -----------  -----------  ----------
ASSETS:
Investment in variable
  insurance funds at value....  $10,194,411  $33,126,842  $2,756,326
Receivable from Connecticut
  General Life Insurance
  Company.....................       34,130       47,270      --
Receivable for fund shares
  sold........................      --           --           23,333
                                -----------  -----------  ----------
  Total assets................   10,228,541   33,174,112   2,779,659
                                -----------  -----------  ----------
LIABILITIES:
Payable to Connecticut General
  Life Insurance Company......      --           --           23,333
Payable for fund shares
  purchased...................       34,130       47,270      --
                                -----------  -----------  ----------
  Total liabilities...........       34,130       47,270      23,333
                                -----------  -----------  ----------
  Net assets..................  $10,194,411  $33,126,842  $2,756,326
                                -----------  -----------  ----------
                                -----------  -----------  ----------
FLEXIBLE PAYMENT DEFERRED
  ANNUITY CONTRACTS
Accumulation units
  outstanding.................      732,412    2,301,440     202,106
Net asset value per
  accumulation unit...........  $ 13.347358  $ 13.502565  $12.718827
                                -----------  -----------  ----------
                                $ 9,775,759  $31,075,345  $2,570,551
                                -----------  -----------  ----------
FLEXIBLE PAYMENT DEFERRED
  ANNUITY CONTRACTS--NEW YORK
Accumulation units
  outstanding.................       35,443      176,181      17,578
Net asset value per
  accumulation unit...........  $ 10.785929  $ 11.432399  $10.568440
                                -----------  -----------  ----------
                                $   382,281  $ 2,014,174  $  185,775
                                -----------  -----------  ----------
Accumulation net assets.......  $10,158,040  $33,089,519  $2,756,326
Annuity reserves..............       36,371       37,323      --
                                -----------  -----------  ----------
                                $10,194,411  $33,126,842  $2,756,326
                                -----------  -----------  ----------
                                -----------  -----------  ----------

------------------------------

* Formerly Quest for Value Accumulation Trust

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
FINANCIAL STATEMENTS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                     ALGER AMERICAN PORTFOLIO SUB-ACCOUNTS             FIDELITY VIP PORTFOLIO SUB-ACCOUNTS
                                ------------------------------------------------   -------------------------------------------
                                            LEVERAGED    MIDCAP       SMALL         EQUITY-     MONEY      HIGH
                                  GROWTH     ALLCAP      GROWTH   CAPITALIZATION     INCOME     MARKET   INCOME *  OVERSEAS **
                                ----------  ---------   --------  --------------   ----------  --------  --------  -----------
INVESTMENT INCOME:
Dividends.....................  $    5,644  $  --       $  --       $ --           $   11,853  $572,187  $  --       $--

EXPENSES:
Mortality and expense risk and
  administrative charges......     143,341     48,267     67,601      126,196         221,540   143,360    19,299      5,307
                                ----------  ---------   --------  --------------   ----------  --------  --------  -----------
  Net investment gain
    (loss)....................    (137,697)   (48,267)   (67,601)    (126,196)       (209,687)  428,827   (19,299)    (5,307)
                                ----------  ---------   --------  --------------   ----------  --------  --------  -----------

NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Capital distribution from
  portfolio sponsors..........     238,605     30,845     87,714       34,967         339,772     --        --        --
Net realized gain (loss) on
  share transactions..........      (9,498)   (22,790)    (6,893)     (33,203)            749     --         (241)       168
                                ----------  ---------   --------  --------------   ----------  --------  --------  -----------
  Net realized gain (loss)....     229,107      8,055     80,821        1,764         340,521     --         (241)       168
Net unrealized gain...........   1,131,951    218,998    345,620      109,613       2,059,625     --      196,922     64,159
                                ----------  ---------   --------  --------------   ----------  --------  --------  -----------
  Net realized and unrealized
    gain on investments.......   1,361,058    227,053    426,441      111,377       2,400,146     --      196,681     64,327
                                ----------  ---------   --------  --------------   ----------  --------  --------  -----------

INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................  $1,223,361  $ 178,786   $358,840    $ (14,819)     $2,190,459  $428,827  $177,382    $59,020
                                ----------  ---------   --------  --------------   ----------  --------  --------  -----------
                                ----------  ---------   --------  --------------   ----------  --------  --------  -----------

                                  FIDELITY VIP II
                                     PORTFOLIO
                                    SUB-ACCOUNTS
                                --------------------
                                 ASSET    INVESTMENT
                                MANAGER   GRADE BOND
                                --------  ----------
INVESTMENT INCOME:
Dividends.....................  $ 28,793   $ 90,885
EXPENSES:
Mortality and expense risk and
  administrative charges......    32,701     46,709
                                --------  ----------
  Net investment gain
    (loss)....................    (3,908)    44,176
                                --------  ----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Capital distribution from
  portfolio sponsors..........    23,742     --
Net realized gain (loss) on
  share transactions..........      (551)   (39,580)
                                --------  ----------
  Net realized gain (loss)....    23,191    (39,580)
Net unrealized gain...........   318,766    134,649
                                --------  ----------
  Net realized and unrealized
    gain on investments.......   341,957     95,069
                                --------  ----------
INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................  $338,049   $139,245
                                --------  ----------
                                --------  ----------

------------------------

*   Period from May 22, 1996 (date deposits first received) to December 31, 1996

**  Period from May 20, 1996 (date deposits first received) to December 31, 1996

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
FINANCIAL STATEMENTS (CONTINUED)
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                  AMT PORTFOLIO SUB-ACCOUNTS
                                               MFS SERIES SUB-ACCOUNTS        -----------------------------------
                                          ---------------------------------                LIMITED
                                            TOTAL                   WORLD                 MATURITY
                                           RETURN     UTILITIES   GOVERNMENTS BALANCED      BOND       PARTNERS
                                          ---------   ---------   ---------   ---------   ---------   -----------
INVESTMENT INCOME:
Dividends...............................  $ 131,034   $  64,106   $  --       $  28,644   $112,452    $     6,470

EXPENSES:
Mortality and expense risk and
  administrative charges................     60,653      20,389     12,757       29,014     29,820         64,981
                                          ---------   ---------   ---------   ---------   ---------   -----------
  Net investment gain (loss)............     70,381      43,717    (12,757)        (370)    82,632        (58,511)
                                          ---------   ---------   ---------   ---------   ---------   -----------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Capital distribution from portfolio
  sponsors..............................     57,008     166,334      --         159,289      --            80,881
Net realized gain (loss) on share
  transactions..........................      2,967        (387)       103         (232)       110         (2,019)
                                          ---------   ---------   ---------   ---------   ---------   -----------
  Net realized gain.....................     59,975     165,947        103      159,057        110         78,862
Net unrealized gain (loss)..............    468,302      99,863     61,456      (27,931)     8,894      1,271,284
                                          ---------   ---------   ---------   ---------   ---------   -----------
  Net realized and unrealized gain
    on investments......................    528,277     265,810     61,559      131,126      9,004      1,350,146
                                          ---------   ---------   ---------   ---------   ---------   -----------
INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS............................  $ 598,658   $ 309,527   $ 48,802    $ 130,756   $ 91,636    $ 1,291,635
                                          ---------   ---------   ---------   ---------   ---------   -----------
                                          ---------   ---------   ---------   ---------   ---------   -----------

                                                   OCC ACCUMULATION
                                                 TRUST SUB-ACCOUNTS *
                                          -----------------------------------
                                           GLOBAL
                                           EQUITY       MANAGED     SMALL CAP
                                          ---------   -----------   ---------
INVESTMENT INCOME:
Dividends...............................  $  36,437   $   119,991   $   9,776
EXPENSES:
Mortality and expense risk and
  administrative charges................     76,755       245,571      19,273
                                          ---------   -----------   ---------
  Net investment gain (loss)............    (40,318)     (125,580)     (9,497)
                                          ---------   -----------   ---------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Capital distribution from portfolio
  sponsors..............................     54,017        76,525      25,134
Net realized gain (loss) on share
  transactions..........................     (2,096)          412        (217)
                                          ---------   -----------   ---------
  Net realized gain.....................     51,921        76,937      24,917
Net unrealized gain (loss)..............    767,457     3,785,792     239,507
                                          ---------   -----------   ---------
  Net realized and unrealized gain
    on investments......................    819,378     3,862,729     264,424
                                          ---------   -----------   ---------
INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS............................  $ 779,060   $ 3,737,149   $ 254,927
                                          ---------   -----------   ---------
                                          ---------   -----------   ---------

------------------------

* Formerly Quest for Value Accumulation Trust

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
FINANCIAL STATEMENTS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                  ALGER AMERICAN PORTFOLIO SUB-ACCOUNTS                 FIDELITY VIP PORTFOLIO SUB-ACCOUNTS
                           ---------------------------------------------------   --------------------------------------------------
                                        LEVERAGED     MIDCAP        SMALL          EQUITY-       MONEY         HIGH
                             GROWTH       ALLCAP      GROWTH    CAPITALIZATION     INCOME        MARKET      INCOME *   OVERSEAS **
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------
OPERATIONS:
Net investment gain
  (loss).................  $  (137,697) $  (48,267) $  (67,601)  $  (126,196)    $  (209,687) $    428,827  $  (19,299) $   (5,307)
Net realized gain
  (loss).................      229,107       8,055      80,821         1,764         340,521       --             (241)        168
Net unrealized gain......    1,131,951     218,998     345,620       109,613       2,059,625       --          196,922      64,159
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------
  Net increase (decrease)
    from operations......    1,223,361     178,786     358,840       (14,819)      2,190,459       428,827     177,382      59,020
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------
ACCUMULATION AND ANNUITY
  UNIT TRANSACTIONS:
Participant deposits.....   10,783,257   3,476,529   4,553,845     8,786,778      15,889,145    30,385,963   2,685,680   1,005,559
Participant transfers....    2,602,802     772,742   2,723,340     2,632,177       5,222,220   (26,362,351)  2,257,438     834,182
Participant
  withdrawals............     (294,588)    (53,503)    (98,852)     (281,569)     (1,664,909)     (825,252)   (237,110)     (4,152)
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------
  Net increase from
    participant
    transactions.........   13,091,471   4,195,768   7,178,333    11,137,386      19,446,456     3,198,360   4,706,008   1,835,589
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------
    Total increase in net
      assets.............   14,314,832   4,374,554   7,537,173    11,122,567      21,636,915     3,627,187   4,883,390   1,894,609
NET ASSETS:
Beginning of period......    3,860,017   1,209,214   2,038,525     3,271,500       6,546,342     6,975,643      --          --
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------
End of period............  $18,174,849  $5,583,768  $9,575,698   $14,394,067     $28,183,257  $ 10,602,830  $4,883,390  $1,894,609
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------
PARTICIPANT ACCUMULATION
  UNIT TRANSACTIONS
  (IN UNITS):
Participant deposits.....      754,789     213,846     291,599       581,020       1,139,160     2,865,808     244,193      87,926
Participant transfers....      195,742      49,618     185,959       191,180         402,052    (2,484,424)    204,741      79,892
Participant
  withdrawals............      (25,418)     (3,428)     (7,294)      (20,391)       (129,246)      (93,711)    (22,493)       (404)
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------
  Net increase in units
    from participant
    transactions.........      925,113     260,036     470,264       751,809       1,411,966       287,673     426,441     167,414
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------
PARTICIPANT ACCUMULATION
  UNIT TRANSACTIONS--
  NEW YORK CONTRACTS (IN
  UNITS):
Participant deposits.....       93,002      25,103      46,487        96,924         132,166        46,734      14,874      11,029
Participant transfers....        1,503         354       5,303           718           2,507       (35,793)     11,453         135
Participant
  withdrawals............         (331)       (185)       (158)         (469)         (1,120)         (353)       (213)     --
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------
  Net increase in units
    from participant
    transactions.........       94,174      25,272      51,632        97,173         133,553        10,588      26,114      11,164
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------

                               FIDELITY VIP II
                           PORTFOLIO SUB-ACCOUNTS
                           -----------------------
                             ASSET     INVESTMENT
                            MANAGER    GRADE BOND
                           ----------  -----------
OPERATIONS:
Net investment gain
  (loss).................  $   (3,908) $   44,176
Net realized gain
  (loss).................      23,191     (39,580)
Net unrealized gain......     318,766     134,649
                           ----------  -----------
  Net increase (decrease)
    from operations......     338,049     139,245
                           ----------  -----------
ACCUMULATION AND ANNUITY
  UNIT TRANSACTIONS:
Participant deposits.....   2,404,033   4,267,300
Participant transfers....     837,140     (43,936)
Participant
  withdrawals............     (79,225)    (43,602)
                           ----------  -----------
  Net increase from
    participant
    transactions.........   3,161,948   4,179,762
                           ----------  -----------
    Total increase in net
      assets.............   3,499,997   4,319,007
NET ASSETS:
Beginning of period......     703,613   1,521,578
                           ----------  -----------
End of period............  $4,203,610  $5,840,585
                           ----------  -----------
                           ----------  -----------
PARTICIPANT ACCUMULATION
  UNIT TRANSACTIONS
  (IN UNITS):
Participant deposits.....     171,951     398,943
Participant transfers....      69,399     (10,014)
Participant
  withdrawals............      (7,501)     (4,135)
                           ----------  -----------
  Net increase in units
    from participant
    transactions.........     233,849     384,794
                           ----------  -----------
                           ----------  -----------
PARTICIPANT ACCUMULATION
  UNIT TRANSACTIONS--
  NEW YORK CONTRACTS (IN
  UNITS):
Participant deposits.....      39,182       9,623
Participant transfers....         111       5,734
Participant
  withdrawals............      --            (112)
                           ----------  -----------
  Net increase in units
    from participant
    transactions.........      39,293      15,245
                           ----------  -----------
                           ----------  -----------

------------------------------
* Period from May 22, 1996 (date deposits first received) to December 31, 1996 ** Period from May 20, 1996 (date deposits first received) to December 31, 1996

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
FINANCIAL STATEMENTS (CONTINUED)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                MFS SERIES SUB-ACCOUNTS               AMT PORTFOLIO SUB-ACCOUNTS
                                          -----------------------------------   --------------------------------------
                                            TOTAL                    WORLD                     LIMITED
                                            RETURN    UTILITIES   GOVERNMENTS    BALANCED   MATURITY BOND    PARTNERS
                                          ----------  ----------  -----------   ----------  -------------   ----------
OPERATIONS:
Net investment gain (loss)..............  $   70,381  $   43,717  $  (12,757)   $     (370)  $   82,632     $  (58,511)
Net realized gain.......................      59,975     165,947         103       159,057          110         78,862
Net unrealized gain (loss)..............     468,302      99,863      61,456       (27,931)       8,894      1,271,284
                                          ----------  ----------  -----------   ----------  -------------   ----------
  Net increase from operations..........     598,658     309,527      48,802       130,756       91,636      1,291,635
                                          ----------  ----------  -----------   ----------  -------------   ----------
ACCUMULATION AND ANNUITY UNIT
  TRANSACTIONS:
Participant deposits....................   4,811,832   1,302,058     895,119     1,994,125    1,858,603      4,552,441
Participant transfers...................   1,778,613     721,609     229,235       421,781      669,231      2,538,705
Participant withdrawals.................    (126,130)    (54,286)     (8,402)      (59,302)     (82,873)      (209,905)
                                          ----------  ----------  -----------   ----------  -------------   ----------
  Net increase from participant
    transactions........................   6,464,315   1,969,381   1,115,952     2,356,604    2,444,961      6,881,241
                                          ----------  ----------  -----------   ----------  -------------   ----------
    Total increase in net assets........   7,062,973   2,278,908   1,164,754     2,487,360    2,536,597      8,172,876
NET ASSETS:
Beginning of period.....................   1,639,416     512,899     342,709       877,817    1,126,880      1,523,665
                                          ----------  ----------  -----------   ----------  -------------   ----------
End of period...........................  $8,702,389  $2,791,807  $1,507,463    $3,365,177   $3,663,477     $9,696,541
                                          ----------  ----------  -----------   ----------  -------------   ----------
                                          ----------  ----------  -----------   ----------  -------------   ----------
PARTICIPANT ACCUMULATION UNIT
  TRANSACTIONS (IN UNITS):
Participant deposits....................     366,797     107,723      83,745       170,775      169,499        292,130
Participant transfers...................     150,703      56,058      22,912        43,636       62,483        177,633
Participant withdrawals.................     (12,384)     (5,435)       (890)       (9,256)      (7,823)       (14,893)
                                          ----------  ----------  -----------   ----------  -------------   ----------
  Net increase in units from participant
    transactions........................     505,116     158,346     105,767       205,155      224,159        454,870
                                          ----------  ----------  -----------   ----------  -------------   ----------
                                          ----------  ----------  -----------   ----------  -------------   ----------
PARTICIPANT ACCUMULATION UNIT
  TRANSACTIONS--NEW YORK CONTRACTS (IN
  UNITS):
Participant deposits....................      52,285       6,315       3,803        18,125        6,724         55,862
Participant transfers...................         702       1,361      --               187      --               5,215
Participant withdrawals.................        (522)        (35)        (15)           (5)          (8)          (517)
                                          ----------  ----------  -----------   ----------  -------------   ----------
  Net increase in units from participant
    transactions........................      52,465       7,641       3,788        18,307        6,716         60,560
                                          ----------  ----------  -----------   ----------  -------------   ----------
                                          ----------  ----------  -----------   ----------  -------------   ----------

                                                    OCC ACCUMULATION
                                                  TRUST SUB-ACCOUNTS *
                                          ------------------------------------
                                            GLOBAL                    SMALL
                                            EQUITY       MANAGED       CAP
                                          -----------  -----------  ----------
OPERATIONS:
Net investment gain (loss)..............  $   (40,318) $  (125,580) $   (9,497)
Net realized gain.......................       51,921       76,937      24,917
Net unrealized gain (loss)..............      767,457    3,785,792     239,507
                                          -----------  -----------  ----------
  Net increase from operations..........      779,060    3,737,149     254,927
                                          -----------  -----------  ----------
ACCUMULATION AND ANNUITY UNIT
  TRANSACTIONS:
Participant deposits....................    5,606,065   17,033,548   1,053,997
Participant transfers...................    2,295,536    7,398,554     835,481
Participant withdrawals.................     (124,119)    (464,195)    (17,732)
                                          -----------  -----------  ----------
  Net increase from participant
    transactions........................    7,777,482   23,967,907   1,871,746
                                          -----------  -----------  ----------
    Total increase in net assets........    8,556,542   27,705,056   2,126,673
NET ASSETS:
Beginning of period.....................    1,637,869    5,421,786     629,653
                                          -----------  -----------  ----------
End of period...........................  $10,194,411  $33,126,842  $2,756,326
                                          -----------  -----------  ----------
                                          -----------  -----------  ----------
PARTICIPANT ACCUMULATION UNIT
  TRANSACTIONS (IN UNITS):
Participant deposits....................      414,885    1,252,898      76,630
Participant transfers...................      191,626      600,178      68,956
Participant withdrawals.................      (13,386)     (38,164)     (1,484)
                                          -----------  -----------  ----------
  Net increase in units from participant
    transactions........................      593,125    1,814,912     144,102
                                          -----------  -----------  ----------
                                          -----------  -----------  ----------
PARTICIPANT ACCUMULATION UNIT
  TRANSACTIONS--NEW YORK CONTRACTS (IN
  UNITS):
Participant deposits....................       35,481      172,222      17,377
Participant transfers...................           (4)       5,188         222
Participant withdrawals.................          (34)      (1,229)        (21)
                                          -----------  -----------  ----------
  Net increase in units from participant
    transactions........................       35,443      176,181      17,578
                                          -----------  -----------  ----------
                                          -----------  -----------  ----------

------------------------------
* Formerly Quest for Value Accumulation Trust

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
FINANCIAL STATEMENTS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM INCEPTION (DATE DEPOSITS FIRST RECEIVED) TO DECEMBER 31,
1995

                                              ALGER AMERICAN PORTFOLIO SUB-ACCOUNTS
                                -----------------------------------------------------------------
                                                   LEVERAGED          MIDCAP           SMALL
                                    GROWTH           ALLCAP           GROWTH       CAPITALIZATION
                                --------------   --------------   --------------   --------------
Inception date................  April 12, 1995     June 2, 1995   April 10, 1995   April 10, 1995
OPERATIONS:
Net investment gain (loss)....    $   (9,984)      $   (3,487)      $   (5,589)      $   (8,458)
Net realized gain.............           977              947            1,696            1,901
Net unrealized gain (loss)....        (4,368)          33,801          (36,557)         (95,387)
                                --------------   --------------   --------------   --------------
  Net increase (decrease) from
    operations................       (13,375)          31,261          (40,450)        (101,944)
                                --------------   --------------   --------------   --------------
ACCUMULATION UNIT
  TRANSACTIONS:...............
Participant deposits..........     3,123,028        1,060,357        1,501,932        2,657,000
Participant transfers.........       758,535          120,303          580,520          720,359
Participant withdrawals.......        (8,171)          (2,707)          (3,477)          (3,915)
                                --------------   --------------   --------------   --------------
  Net increase from
    participant
    transactions..............     3,873,392        1,177,953        2,078,975        3,373,444
                                --------------   --------------   --------------   --------------
    Total increase in net
      assets..................     3,860,017        1,209,214        2,038,525        3,271,500
NET ASSETS:...................
Beginning of period...........       --               --               --               --
                                --------------   --------------   --------------   --------------
End of period.................    $3,860,017       $1,209,214       $2,038,525       $3,271,500
                                --------------   --------------   --------------   --------------
                                --------------   --------------   --------------   --------------
PARTICIPANT ACCUMULATION UNIT
  TRANSACTIONS (IN UNITS):
Participant deposits..........       251,529           78,344          119,409          197,891
Participant transfers.........        60,779            8,865           36,391           52,277
Participant withdrawals.......          (659)            (185)            (265)            (286)
                                --------------   --------------   --------------   --------------
  Net increase in units from
    participant
    transactions..............       311,649           87,024          155,535          249,882
                                --------------   --------------   --------------   --------------
                                --------------   --------------   --------------   --------------

                                         FIDELITY VIP                     FIDELITY VIP II
                                    PORTFOLIO SUB-ACCOUNTS            PORTFOLIO SUB-ACCOUNTS
                                -------------------------------   -------------------------------
                                   EQUITY-           MONEY            ASSET          INVESTMENT
                                    INCOME           MARKET          MANAGER         GRADE BOND
                                --------------   --------------   --------------   --------------
Inception date................  April 10, 1995     June 8, 1995   April 12, 1995    July 18, 1995
OPERATIONS:
Net investment gain (loss)....    $   22,188      $    149,438       $ (1,848)       $   (1,661)
Net realized gain.............         1,932          --                    9               195
Net unrealized gain (loss)....       268,841          --               26,341            24,098
                                --------------   --------------   --------------   --------------
  Net increase (decrease) from
    operations................       292,961           149,438         24,502            22,632
                                --------------   --------------   --------------   --------------
ACCUMULATION UNIT
  TRANSACTIONS:...............
Participant deposits..........     4,631,355        18,278,638        392,841           532,583
Participant transfers.........     1,625,177       (11,136,841)       286,354           971,815
Participant withdrawals.......        (3,151)         (315,592)           (84)           (5,452)
                                --------------   --------------   --------------   --------------
  Net increase from
    participant
    transactions..............     6,253,381         6,826,205        679,111         1,498,946
                                --------------   --------------   --------------   --------------
    Total increase in net
      assets..................     6,546,342         6,975,643        703,613         1,521,578
NET ASSETS:...................
Beginning of period...........       --               --              --                --
                                --------------   --------------   --------------   --------------
End of period.................    $6,546,342      $  6,975,643       $703,613        $1,521,578
                                --------------   --------------   --------------   --------------
                                --------------   --------------   --------------   --------------
PARTICIPANT ACCUMULATION UNIT
  TRANSACTIONS (IN UNITS):
Participant deposits..........       397,069         2,022,159         37,964            54,214
Participant transfers.........       142,943        (1,288,028)        24,419            90,676
Participant withdrawals.......          (271)          (53,275)            (8)             (543)
                                --------------   --------------   --------------   --------------
  Net increase in units from
    participant
    transactions..............       539,741           680,856         62,375           144,347
                                --------------   --------------   --------------   --------------
                                --------------   --------------   --------------   --------------

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
FINANCIAL STATEMENTS (CONTINUED)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM INCEPTION (DATE DEPOSITS FIRST RECEIVED) TO DECEMBER 31,
1995

                                         MFS SERIES SUB-ACCOUNTS                       AMT PORTFOLIO SUB-ACCOUNTS
                                ------------------------------------------   ----------------------------------------------
                                   TOTAL                          WORLD                         LIMITED
                                   RETURN        UTILITIES     GOVERNMENTS     BALANCED      MATURITY BOND      PARTNERS
                                ------------   -------------   -----------   -------------   -------------   --------------
                                                                   July 7,
Inception date................  July 7, 1995   July 27, 1995          1995   July 18, 1995     May 3, 1995   April 12, 1995
OPERATIONS:
Net investment gain (loss)....   $   26,717      $  7,004       $ 31,279       $ (2,421)      $   (3,879)      $   (3,539)
Net realized gain (loss)......       29,452        19,838        (21,937)         1,133               27              (48)
Net unrealized gain (loss)....       33,974         7,914         --                408           28,898           54,000
                                ------------   -------------   -----------   -------------   -------------   --------------
  Net increase (decrease) from
    operations................       90,143        34,756          9,342           (880)          25,046           50,413
                                ------------   -------------   -----------   -------------   -------------   --------------
ACCUMULATION UNIT
  TRANSACTIONS:
Participant deposits..........      934,440       174,285        297,436        716,989          363,173        1,246,722
Participant transfers.........      615,736       303,858         36,136        163,266          742,806          229,996
Participant withdrawals.......         (903)       --               (205)        (1,558)          (4,145)          (3,466)
                                ------------   -------------   -----------   -------------   -------------   --------------
  Net increase from
    participant
    transactions..............    1,549,273       478,143        333,367        878,697        1,101,834        1,473,252
                                ------------   -------------   -----------   -------------   -------------   --------------
    Total increase in net
      assets..................    1,639,416       512,899        342,709        877,817        1,126,880        1,523,665
NET ASSETS:
Beginning of period...........      --             --             --             --              --               --
                                ------------   -------------   -----------   -------------   -------------   --------------
End of period.................   $1,639,416      $512,899       $342,709       $877,817       $1,126,880       $1,523,665
                                ------------   -------------   -----------   -------------   -------------   --------------
                                ------------   -------------   -----------   -------------   -------------   --------------
PARTICIPANT ACCUMULATION UNIT
  TRANSACTIONS (IN UNITS):
Participant deposits..........       89,900        16,955         29,898         71,670           35,022          106,298
Participant transfers.........       59,168        28,174          3,466         13,957           72,221           19,681
Participant withdrawals.......          (83)       --                (20)          (150)            (403)            (285)
                                ------------   -------------   -----------   -------------   -------------   --------------
  Net increase in units from
    participant
    transactions..............      148,985        45,129         33,344         85,477          106,840          125,694
                                ------------   -------------   -----------   -------------   -------------   --------------
                                ------------   -------------   -----------   -------------   -------------   --------------

                                     OCC ACCUMULATION TRUST SUB-ACCOUNTS*
                                ----------------------------------------------
                                    GLOBAL                           SMALL
                                    EQUITY          MANAGED           CAP
                                --------------   -------------   -------------

Inception date................  April 10, 1995   June 19, 1995   June 27, 1995
OPERATIONS:
Net investment gain (loss)....    $    1,199      $  (15,465)      $ (1,863)
Net realized gain (loss)......        31,761             663              3
Net unrealized gain (loss)....       (17,464)        234,982         16,355
                                --------------   -------------   -------------
  Net increase (decrease) from
    operations................        15,496         220,180         14,495
                                --------------   -------------   -------------
ACCUMULATION UNIT
  TRANSACTIONS:
Participant deposits..........       917,056       3,661,487        263,145
Participant transfers.........       705,765       1,553,474        353,852
Participant withdrawals.......          (448)        (13,355)        (1,839)
                                --------------   -------------   -------------
  Net increase from
    participant
    transactions..............     1,622,373       5,201,606        615,158
                                --------------   -------------   -------------
    Total increase in net
      assets..................     1,637,869       5,421,786        629,653
NET ASSETS:
Beginning of period...........       --              --              --
                                --------------   -------------   -------------
End of period.................    $1,637,869      $5,421,786       $629,653
                                --------------   -------------   -------------
                                --------------   -------------   -------------
PARTICIPANT ACCUMULATION UNIT
  TRANSACTIONS (IN UNITS):
Participant deposits..........        79,268         344,364         25,109
Participant transfers.........        60,048         143,046         33,069
Participant withdrawals.......           (29)           (882)          (174)
                                --------------   -------------   -------------
  Net increase in units from
    participant
    transactions..............       139,287         486,528         58,004
                                --------------   -------------   -------------
                                --------------   -------------   -------------

------------------------------

*  Formerly Quest for Value Accumulation Trust

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------

1.  ORGANIZATION

    CG Variable Annuity Separate Account II (the Account) is registered as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The operations of the Account are part of the operations of Connecticut General Life Insurance Company (CG Life). The assets and liabilities of the Account are clearly identified and distinguished from other assets and liabilities of CG Life. The assets of the Account are not available to meet the general obligations of CG Life and are held for the exclusive benefit of the participants. Beginning in 1996, the Account included two contract types. One contract is used for all states with the exception of New York; the other is used only for New York. Each contract has its own terms and fees. (See Note 4)

    The assets of the Account are divided into variable sub-accounts each of which is invested in shares of one of nineteen portfolios (mutual funds) of six diversified open-end management investment companies, each portfolio with its own investment objective. The variable sub-accounts are:

    ALGER AMERICAN FUND:--

       Alger American Growth Portfolio

       Alger American Leveraged AllCap Portfolio

       Alger American MidCap Growth Portfolio

       Alger American Small Capitalization Portfolio

    FIDELITY VARIABLE INSURANCE PRODUCTS FUND:--

       Equity-Income Portfolio

       Money Market Portfolio

       High Income Portfolio

       Overseas Portfolio

    FIDELITY VARIABLE INSURANCE PRODUCTS FUND II:--

       Asset Manager Portfolio

       Investment Grade Bond Portfolio

    MFS VARIABLE INSURANCE TRUST:--

       MFS Total Return Series

       MFS Utilities Series

       MFS World Governments Series

    NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST:--

       AMT Balanced Portfolio

       AMT Limited Maturity Bond Portfolio

       AMT Partners Portfolio

    OCC (FORMERLY QUEST FOR VALUE) ACCUMULATION TRUST:--

       OCC Global Equity Portfolio

       OCC Managed Portfolio

       OCC Small Cap Portfolio

2.  SIGNIFICANT ACCOUNTING POLICIES

    These financial statements have been prepared in conformity with generally accepted accounting principles. The following is a summary of significant accounting policies consistently followed in the preparation of the Account's financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
A. INVESTMENT VALUATION: -- Investments held by the sub-accounts are valued at their respective closing net asset value per share as determined by the mutual funds as of December 31, 1996. The change in the difference between cost and value is reflected as unrealized gain (loss) in the Statements of Operations.

B. INVESTMENT TRANSACTIONS: -- Investment transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on sales of investments are determined by the last-in, first-out cost basis of the investment sold. Dividend and capital gain distributions are recorded on the ex-dividend date. Investment transactions are settled through CG Life.

C. FEDERAL INCOME TAXES: -- The operations of the Account form a part of, and are taxed with, the total operations of CG Life, which is taxed as a life insurance company. Under existing federal income tax law, investment income (dividends) and capital gains attributable to the Account are not taxed.

D. ANNUITY RESERVES: -- The amount of annuity reserves is determined by actuarial assumptions which meet statutory requirements. Gains or losses resulting from the actual mortality experience, the responsibility of which is assumed by CG Life, are offset by transfers to or from CG Life.

3.  INVESTMENTS

    Total shares held and cost of investments at December 31, 1996 were:

------------------------------------------------------------------------------------------------------------------
                                                                                          SHARES        COST OF
SUB-ACCOUNT                                                                                HELD       INVESTMENTS
------------------------------------------------------------------------------------------------------------------
Alger American Growth Portfolio......................................................       529,416  $  17,047,266
Alger American Leveraged AllCap Portfolio............................................       288,418      5,330,969
Alger American MidCap Growth Portfolio...............................................       448,510      9,266,635
Alger American Small Capitalization Portfolio........................................       351,847     14,379,841
Fidelity Equity-Income Portfolio.....................................................     1,340,145     25,854,791
Fidelity Money Market Portfolio......................................................    10,602,830     10,602,830
Fidelity High Income Portfolio.......................................................       390,047      4,686,468
Fidelity Overseas Portfolio..........................................................       100,563      1,830,450
Fidelity Asset Manager Portfolio.....................................................       248,294      3,858,503
Fidelity Investment Grade Bond Portfolio.............................................       477,172      5,681,838
MFS Total Return Series..............................................................       634,748      8,200,113
MFS Utilities Series.................................................................       204,378      2,684,030
MFS World Governments Series.........................................................       142,482      1,467,944
AMT Balanced Portfolio...............................................................       211,380      3,392,700
AMT Limited Maturity Bond Portfolio..................................................       260,746      3,625,685
AMT Partners Portfolio...............................................................       588,382      8,371,257
OCC Global Equity Portfolio..........................................................       770,553      9,444,418
OCC Managed Portfolio................................................................       914,853     29,106,068
OCC Small Cap Portfolio..............................................................       121,907      2,500,464
------------------------------------------------------------------------------------------------------------------

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------

3.  INVESTMENTS (CONTINUED)
    Total purchases and sales of shares of the mutual funds, for the year ended December 31, 1996, amounted to:

------------------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                                             PURCHASES        SALES
------------------------------------------------------------------------------------------------------------------
Alger American Growth Portfolio.....................................................  $  13,931,508  $     739,129
Alger American Leveraged AllCap Portfolio...........................................      7,351,139      3,172,793
Alger American MidCap Growth Portfolio..............................................      7,682,758        484,312
Alger American Small Capitalization Portfolio.......................................     14,392,699      3,346,542
Fidelity Equity-Income Portfolio....................................................     21,715,591      2,139,050
Fidelity Money Market Portfolio.....................................................     28,429,874     24,802,687
Fidelity High Income Portfolio*.....................................................      4,876,276        189,567
Fidelity Overseas Portfolio**.......................................................      1,868,587         38,305
Fidelity Asset Manager Portfolio....................................................      3,462,313        280,531
Fidelity Investment Grade Bond Portfolio............................................      6,760,574      2,536,636
MFS Total Return Series.............................................................      6,790,994        199,290
MFS Utilities Series................................................................      2,382,728        203,296
MFS World Governments Series........................................................      1,272,231        169,036
AMT Balanced Portfolio..............................................................      2,909,535        394,012
AMT Limited Maturity Bond Portfolio.................................................      2,728,825        201,232
AMT Partners Portfolio..............................................................      7,173,583        269,972
OCC Global Equity Portfolio.........................................................      9,336,858      1,542,111
OCC Managed Portfolio...............................................................     24,355,269        436,417
OCC Small Cap Portfolio.............................................................      2,036,666        149,283
------------------------------------------------------------------------------------------------------------------

*  Period from May 22, 1996 (date deposits first received) to December 31, 1996.

** Period from May 20, 1996 (date deposits first received) to December 31, 1996.

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------

4.  CHARGES AND DEDUCTIONS

    CG Life assumes the risk that annuitants may live longer than expected and also assumes a mortality risk in connection with the death benefits of the contract. CG Life also assumes a risk that its actual administrative expenses may be higher than amounts deducted for such expenses. CG Life charges each variable sub-account the daily equivalent of 1.20%, on an annual basis, of the current value of each sub-account's assets for the assumption of these risks. For contracts sold in the state of New York, after April 30, 1996, annual fees of 1.25% are charged for mortality and expense risks; .05% of this charge was waived from May 1, 1996 through June 30, 1996.

    CG Life also deducts a daily administrative fee from the assets of each variable sub-account as partial reimbursement for administrative expenses relating to the issuance and maintenance of the contract and the participant's annuity account. This charge is currently at an effective annual rate of .10%. For contracts sold in the state of New York, after April 30, 1996, the effective annual rate is .15%.

    As partial compensation for administrative services provided, CG Life additionally receives a $35 ($30 on New York contracts) annuity account fee per year from each contract. This charge is deducted from the fixed or variable sub-account of the participant or on a pro-rata basis from two or more fixed or variable sub-accounts in relation to their values under the contract. Fixed sub-accounts are part of the general account of CG Life and are not included in these financial statements. The annuity account fee will be waived for any contract year in which the annuity account value equals or exceeds $100,000 as of the last valuation date of the contract year. Annuity account fees, for the variable sub-accounts, amounting to $25,726, were deducted for the year ended December 31, 1996.

    For an additional charge (optional death benefit fee), an optional death benefit may be selected by the participant. The optional death benefit fee will be deducted from the participant's fixed or variable sub-account or on a pro-rata basis from two or more fixed or variable sub-accounts in relation to their values under the contract on the date of each contract anniversary. For contracts that are issued in the state of New York, the optional death benefit is not available. The optional death benefit fees, for the variable sub-accounts, amounted to $856 for the year ended December 31, 1996.

    Under certain circumstances, CG Life reserves the right to charge a transfer fee of up to $10 for transfers between sub-accounts. Transfer fees, for the variable sub-accounts, amounted to $60 for the year ended December 31, 1996.

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------

4.  CHARGES AND DEDUCTIONS (CONTINUED)
    The fees charged by CG Life for mortality and expense risks and administrative fees, from variable sub-accounts, for the year ended December 31, 1996, amounted to:

-----------------------------------------------------------------------------------------------
                                                                        MORTALITY   ASSET BASED
                                                                       AND EXPENSE  ADMINISTRATIVE
SUB-ACCOUNT                                                             RISK FEES      FEES
-----------------------------------------------------------------------------------------------
Alger American Growth Portfolio***...................................   $ 132,199    $  11,142
Alger American Leveraged AllCap Portfolio***.........................      44,522        3,745
Alger American MidCap Growth Portfolio***............................      62,343        5,258
Alger American Small Capitalization Portfolio***.....................     116,366        9,830
Fidelity Equity-Income Portfolio***..................................     204,313       17,227
Fidelity Money Market Portfolio......................................     132,303       11,057
Fidelity High Income Portfolio*......................................      17,787        1,512
Fidelity Overseas Portfolio**........................................       4,882          425
Fidelity Asset Manager Portfolio***..................................      30,139        2,562
Fidelity Investment Grade Bond Portfolio.............................      43,098        3,611
MFS Total Return Series***...........................................      55,882        4,771
MFS Utilities Series.................................................      18,810        1,579
MFS World Governments Series***......................................      11,769          988
AMT Balanced Portfolio***............................................      26,754        2,260
AMT Limited Maturity Bond Portfolio..................................      27,516        2,304
AMT Partners Portfolio***............................................      59,909        5,072
OCC Global Equity Portfolio***.......................................      70,804        5,951
OCC Managed Portfolio***.............................................     226,451       19,120
OCC Small Cap Portfolio***...........................................      17,773        1,500
-----------------------------------------------------------------------------------------------

*   Period from May 22, 1996 (date deposits first received) to December 31,
    1996.

**  Period from May 20, 1996 (date deposits first received) to December 31,
    1996.

*** Mortality and expense risk fees waived, for the period from May 1, 1996 to June 30, 1996, amounted to:

--------------------------------------------------------------------------------
                                                                   MORTALITY AND
                                                                   EXPENSE RISK
SUB-ACCOUNT                                                         FEES WAIVED
--------------------------------------------------------------------------------
Alger American Growth Portfolio..................................    $       2
Alger American Leveraged AllCap Portfolio........................            2
Alger American MidCap Growth Portfolio...........................            3
Alger American Small Capitalization Portfolio....................            7
Fidelity Equity-Income Portfolio.................................           13
Fidelity Asset Manager Portfolio.................................            2
MFS Total Return Series..........................................            4
MFS World Governments Series.....................................            1
AMT Balanced Portfolio...........................................            1
AMT Partners Portfolio...........................................            4
OCC Global Equity Portfolio......................................            3
OCC Managed Portfolio............................................           10
OCC Small Cap Portfolio..........................................            1
--------------------------------------------------------------------------------

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------

4.  CHARGES AND DEDUCTIONS (CONTINUED)
    No deduction for sales charges is made from a premium payment. However, if a cash withdrawal is made, a withdrawal charge (contingent deferred sales charge) may be assessed by CG Life. The withdrawal charge, if assessed, varies from 0-7% depending upon the duration of each contract deposit. The withdrawal charge is deducted from withdrawal proceeds for full withdrawals and reduces the remaining account value for partial withdrawals. These charges are paid to CG Life as reimbursement for services provided. These services include commissions paid to sales personnel, the costs associated with preparation of sales literature and other promotional costs and acquisition expenses. Withdrawal charges paid to CG Life for the variable sub-accounts, for the year ended December 31, 1996, amounted to $39,289.

5.  DISTRIBUTION OF NET INCOME

    The Account does not expect to declare dividends to participants from accumulated net income. The accumulated net income is distributed to participants as part of surrenders, death benefits, transfers to other fixed or variable sub-accounts or annuity payments in excess of net purchase payments.

6.  DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the Code), a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account, on which the contract is based, are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. CG Life believes, based on assurances from the mutual fund managers, that the mutual funds satisfy the requirements of the regulations.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Connecticut General
Life Insurance Company and Participants of the
CG Variable Annuity Separate Account II

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts, Alger American Fund--Alger American Growth Portfolio, Alger American Leveraged AllCap Portfolio, Alger American MidCap Growth Portfolio, Alger American Small Capitalization Portfolio; Fidelity Variable Insurance Products Fund--Equity-Income Portfolio, Money Market Portfolio, High Income Portfolio, Overseas Portfolio; Fidelity Variable Insurance Products Fund II--Asset Manager Portfolio, Investment Grade Bond Portfolio; MFS Variable Insurance Trust--MFS Total Return Series, MFS Utilities Series, MFS World Governments Series; Neuberger & Berman Advisers Management Trust--AMT Balanced Portfolio, AMT Limited Maturity Bond Portfolio, AMT Partners Portfolio; OCC (formerly Quest for Value) Accumulation Trust--OCC Global Equity Portfolio, OCC Managed Portfolio, OCC Small Cap Portfolio (constituting the CG Variable Annuity Separate Account II, hereafter referred to as "the Account") at December 31, 1996, the results of each of their operations and the changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodians, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Hartford, Connecticut
February 20, 1997

               PART B.  STATEMENT OF ADDITIONAL INFORMATION NO. 2

                      STATEMENT OF ADDITIONAL INFORMATION

              FLEXIBLE PAYMENT DEFERRED VARIABLE ANNUITY CONTRACTS

                                 Issued through

                    CG VARIABLE ANNUITY SEPARATE ACCOUNT II

                                   Offered by

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY


Home Office Location:                          Mailing Address:
900 Cottage Grove Road                         CIGNA Individual Insurance
Bloomfield, Connecticut                        Annuity & Variable Life Services Center
                                               Routing S-249
                                               Hartford, Connecticut 06152-2249

                                 Telephone: (800) 552-9898

                                               Lockbox Address -- By Overnight:
                                               Connecticut General Life Insurance Company
Lockbox Address -- By Mail:                    c/o Fleet Bank
Connecticut General Life Insurance Company     20 Church Street
P.O. Box 30790                                 20th Floor, MSN275
Hartford, CT 06150                             Hartford, CT 06120
                                               Attn: Lockbox 30790


    This Statement of Additional Information ("Statement") expands upon subjects discussed in the current Prospectus for the Variable Annuity Contracts (the "Contracts") offered by Connecticut General Life Insurance Company through CG Variable Annuity Separate Account II. You may obtain a copy of the Prospectus dated May 1, 1997, by calling (800) 552-9898, or by writing to Annuity & Variable Life Services Center, Routing S-249, Connecticut General Life Insurance Company, Hartford, Connecticut 06152-2249. Terms used in the current Prospectus for the Contracts are incorporated in this Statement.

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS AND CG VARIABLE ANNUITY SEPARATE ACCOUNT II.

Dated: May 1, 1997

                               TABLE OF CONTENTS


                                                                                                                   PAGE
                                                                                                                  -----
THE CONTRACTS -- GENERAL PROVISIONS........................................................................           3
  The Contracts............................................................................................           3
  Loans....................................................................................................           3
  Non-Participating Contracts..............................................................................           3
  Misstatement of Age......................................................................................           3

CALCULATION OF VARIABLE ACCOUNT VALUES.....................................................................           3
  Variable Accumulation Unit Value.........................................................................           3
  Net Investment Factor....................................................................................           4

SAMPLE CALCULATIONS AND TABLES.............................................................................           4
  Variable Account Unit Value Calculations.................................................................           4
  Withdrawal Charge and Market Value Adjustment Tables.....................................................           5

STATE REGULATION OF THE COMPANY............................................................................           6

ADMINISTRATION.............................................................................................           7

ACCOUNT INFORMATION........................................................................................           7

DISTRIBUTION OF THE CONTRACTS..............................................................................           7

CUSTODY OF ASSETS..........................................................................................           7

HISTORICAL PERFORMANCE DATA................................................................................           8
  Money Market Sub-Account Yield...........................................................................           8
  Other Sub-Account Yields.................................................................................           8
  Total Returns............................................................................................           9
  Other Performance Data...................................................................................           9

LEGAL MATTERS..............................................................................................          10

LEGAL PROCEEDINGS..........................................................................................          10

EXPERTS....................................................................................................          10

FINANCIAL STATEMENTS.......................................................................................          10
  Connecticut General Life Insurance Company...............................................................          11
  CG Variable Annuity Separate Account II..................................................................          31

    In order to supplement the description in the Prospectus, the following provides additional information about Connecticut General Life Insurance Company (the "Company") and the Contracts which may be of interest to an Owner. Terms have the same meaning as in the Prospectus, unless otherwise indicated.

                      THE CONTRACTS -- GENERAL PROVISIONS

THE CONTRACTS

    A Contract, attached riders, amendments and any application, form the entire contract. Only the President, a Vice President, a Secretary, a Director, or an Assistant Director of the Company may change or waive any provision in a Contract. Any changes or waivers must be in writing. The Company may change or amend the Contracts if such change or amendment is necessary for the Contracts to comply with or take advantage of any state or federal law, rule or regulation.

LOANS

    Under the Contracts, loans are not permitted.

NON-PARTICIPATING CONTRACTS

    The Contracts do not participate or share in the profits or surplus earnings of the Company.

MISSTATEMENT OF AGE

    If the age of the Annuitant is misstated, any amounts payable by the Company under the Contract will be adjusted to be those amounts which the Premium Payments would have purchased for the correct age, according to the Company's rates in effect on the Date of Issue. Any overpayment by the Company, with interest at the rate of 6% per year, compounded annually, will be charged against the payments to be made next succeeding the adjustment. Any underpayment by the Company will be paid in a lump sum.

    If the age or sex of the Owner is misstated, the Company will adjust the charge associated with any Optional Death Benefits elected to the charges that would have been assessed for the correct age and sex.

                     CALCULATION OF VARIABLE ACCOUNT VALUES

    On any Valuation Date, the Variable Account value is equal to the totals of the values allocated to the Contracts in each Sub-Account. The portion of an Owner's Annuity Account Value held in any Variable Account Sub-Account is equal to the number of Sub-Account units allocated to a Contract multiplied by the Sub-Account accumulation unit value as described below.

VARIABLE ACCUMULATION UNIT VALUE

    Upon receipt of a Premium Payment by the Company at its Annuity & Variable Life Services Center, all or that portion, if any, of the Premium Payment to be allocated to the Variable Account Sub-Accounts will be credited to the Variable Account in the form of Variable Accumulation Units. The number of particular Variable Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Variable Account Sub-Account by the Variable Accumulation Unit Value for the particular Variable Account Sub-Account for the Valuation Period during which the Premium Payment is received at the Company's Variable Products Service Center (for the initial Premium Payment, for the Valuation Period during which the Premium Payment is accepted).

    The Variable Accumulation Unit Value for each Variable Account Sub-Account was set initially at $10.00 for the first Valuation Period of the particular Variable Account Sub-Account. The Variable Account commenced operations on April 10, 1995. The Variable Accumulation Unit Value for the particular Variable Account Sub-Account for any subsequent Valuation Period is determined by multiplying the Variable Accumulation Unit Value for the particular Variable Account Sub-Account for the immediately preceding Valuation Period by the Net Investment Factor for the particular Variable Account Sub-Account for such subsequent Valuation Period. The Variable Accumulation Unit

Value for each Variable Account Sub-Account for any Valuation Period is the value determined as of the end of the particular Valuation Period and may increase, decrease, or remain constant from Valuation Period to Valuation Period.

    The Variable Account portion of the Annuity Account Value, if any, for any Valuation Period is equal to the sum of the value of all Variable Accumulation Units of each Variable Account Sub-Account credited to the Contract for such Valuation Period. The value in a Contract of each Variable Account Sub-Account is determined by multiplying the number of Variable Accumulation Units, if any, credited to such Variable Account Sub-Account in a Contract by the Variable Accumulation Unit Value of the particular Variable Account Sub-Account for such Valuation Period.

NET INVESTMENT FACTOR

    The Net Investment Factor is an index applied to measure the investment performance of a Variable Account Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to 1.0; therefore, the value of a Variable Accumulation Unit may increase, decrease, or remain the same.

    The Net Investment Factor for any Variable Account Sub-Account for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result where:

    (a) is the net result of:

        (1) the net asset value of a Fund share held in the Variable Account Sub-Account determined as of the end of the Valuation Period, plus

        (2) the per share amount of any dividend or other distribution declared by the Fund on the shares held in the Variable Account Sub-Account if the "ex-dividend" date occurs during the Valuation Period, plus or minus

        (3) a per share credit or charge with respect to any taxes paid or reserved for by the Company during the Valuation Period which are determined by the Company to be attributable to the operation of the Variable Account Sub-Account;

    (b) is the net asset value of a Fund share held in the Variable Account Sub-Account determined as of the end of the preceding Valuation Period; and

    (c) is the asset charge factor determined by the Company for the valuation period to reflect the charges for assuming mortality and expense risks and for administrative expenses.

                         SAMPLE CALCULATIONS AND TABLES

VARIABLE ACCOUNT UNIT VALUE CALCULATIONS

    VARIABLE ACCUMULATION UNIT VALUE CALCULATION. Assume the net asset value of a Fund share at the end of the current Valuation Period is $16.50; and its value at the end of the immediately preceding Valuation Period was $16.46; the Valuation Period is one day; and no dividends or distributions caused Fund shares to go "ex-dividend" during the current Valuation Period. $16.50 divided by $16.46 is 1.002430134. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00003584933 (the daily equivalent of the current charge of 1.30% on an annual basis) gives a net investment factor of 1.00239428467. If the value of the Variable Accumulation Unit for the immediately preceding Valuation Period had been $14.703693, the value for the current Valuation Period would be $14.738898 ($14.703693 X 1.00239428467).

    VARIABLE ANNUITY UNIT VALUE CALCULATION. The assumptions in the above example exist. Also assume that the value of an Annuity Unit for the immediately preceding Valuation Period had been $13.579136. As the first variable annuity payment is determined by using an assumed interest rate of 3% per year, the value of the Annuity Unit for the current Valuation Period would be $13.610546 [$13.579136 X 1.00239428467 (the net investment factor) X 0.999919020].
0.999919020 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of three percent (3%) per year used to establish the Annuity Payment Rates found in the Contract.

    VARIABLE ANNUITY PAYMENT CALCULATION. Assume that a Participant's Variable Annuity Account is credited with 5319.7531 Variable Accumulation Units of a particular Sub-Account; that the Variable Accumulation Unit Value and the Annuity Unit Value for the particular Sub-Account for the Valuation Period which ends immediately preceding the Annuity Date are $14.703693 and $13.579136 respectively; that the Annuity Payment Rate for the age and option elected is $6.52 per $1,000; and that the Annuity Unit Value on the day prior to the second variable annuity payment date is $13.610170. The first variable annuity payment would be $509.99 (5319.7531 X $14.703693 X 6.52 divided by 1,000). The number of
Annuity Units credited would be 37.5569 ($509.99 divided by $13.579136) and the second variable annuity payment would be $511.16 (37.5569 X $13.610170).

WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT TABLES


    The following example illustrates the detailed calculations for a $50,000 deposit into the Fixed Account with a guaranteed rate of 8% for a duration of five years. The intent of the example is to show the effect of the Market Value Adjustment ("MVA") and the 3% minimum guarantee under various interest rates on the calculation of the cash surrender (withdrawal) value. Any charges for optional death benefit risks are not taken into account in the example. The effect of the MVA is reflected in the index rate factor in column (2) and the minimum 3% guarantee is shown under column (4) under the "Surrender Value Calculation". The "Surrender Charge Calculation" assumes there have been no prior withdrawals and illustrates the operation of the Fifteen Percent Free provision of the Contract. The "Market Value Adjustment Tables" and "Minimum Value Calculation" contain the explicit calculation of the index factors and the 3% minimum guarantee respectively. The "Annuity Value Calculation" and "Minimum Value" calculations assume the imposition of the annual $35 Annuity Account Fee charge, but that fee is waived if the Annuity Account Value at the end of a Contract Year is $100,000 or more.


                            WITHDRAWAL CHARGE TABLES

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE
                             CASH SURRENDER VALUES


Single premium.....................   $50,000
Premium taxes......................   0
Withdrawals........................   None
Guaranteed period..................   5 years
Guaranteed interest rate...........   8%
Annuity date.......................   Age 70
Index rate A.......................   7.5%
Index rate B.......................   8.00% end of contract year 1
                                      7.75% end of contract year 2
                                      7.00% end of contract year 3
                                      6.50% end of contract year 4
Percentage adjustment to B.........   0.5%


                          SURRENDER VALUE CALCULATION


                                          (1)         (2)           (3)          (4)         (5)          (6)         (7)
                                        ANNUITY   INDEX RATE     ADJUSTED      MINIMUM   GREATER OF    SURRENDER   SURRENDER
CONTRACT YEAR                            VALUE      FACTOR     ANNUITY VALUE    VALUE      (3)&(4)      CHARGE       VALUE
-------------------------------------  ---------  -----------  -------------  ---------  -----------  -----------  ---------
1....................................  $  53,965     0.963640   $    52,003   $  51,465   $  52,003    $   2,975   $  49,028
2....................................  $  58,247     0.993056   $    57,843   $  52,974   $  57,843    $   2,550   $  55,293
3....................................  $  62,872     1.000000   $    62,872   $  54,528   $  62,872    $   2,125   $  60,747
4....................................  $  67,867     1.004673   $    68,184   $  56,129   $  68,184    $   1,700   $  66,484
5....................................  $  73,261     1.000000   $    73,261   $  57,778   $  73,261    $   1,275   $  71,986

                           ANNUITY VALUE CALCULATION


CONTRACT YEAR                                 ANNUITY VALUE
------------------------------  ------------------------------------------
1.............................        $50,000 X 1.08 - $35 = $53,965
2.............................        $53,965 X 1.08 - $35 = $58,247
3.............................        $58,247 X 1.08 - $35 = $62,872
4.............................        $62,872 X 1.08 - $35 = $67,867
5.............................        $67,867 X 1.08 - $35 = $73,261


                          SURRENDER CHARGE CALCULATION


                                                                      (1)                                     (3)
                                                                   SURRENDER               (2)             SURRENDER
CONTRACT YEAR                                                    CHARGE FACTOR   SURRENDER CHARGE FACTOR    CHARGE
--------------------------------------------------------------  ---------------  -----------------------  -----------
1.............................................................       0.07                  0.0595          $   2,975
2.............................................................       0.06                  0.0510          $   2,550
3.............................................................       0.05                  0.0425          $   2,125
4.............................................................       0.04                  0.0340          $   1,700
5.............................................................       0.03                  0.0255          $   1,275


                         MARKET VALUE ADJUSTMENT TABLES
                        INTEREST RATE FACTOR CALCULATION

                                                                     (1)          (2)            (3)            (4)          (5)
                                                                    INDEX        INDEX        ADJUSTED           N         (1+A)N
CONTRACT YEAR                                                      RATE A       RATE B      INDEX RATE B        --         (1+B)N
---------------------------------------------------------------  -----------  -----------  ---------------               -----------
1..............................................................     7.5%         8.00           8.50             4        0.963640
2..............................................................     7.5%         7.75           7.75             3        0.993056
3..............................................................     7.5%         7.00           7.50             2        1.000000
4..............................................................     7.5%         6.50           7.00             1        1.004673
5..............................................................     7.5%          NA             NA              0           NA

                           MINIMUM VALUE CALCULATION


CONTRACT YEAR                                 MINIMUM VALUE
------------------------------  ------------------------------------------
1.............................        $50,000 X 1.03 - $35 = $51,465
2.............................        $51,465 X 1.03 - $35 = $52,974
3.............................        $52,974 X 1.03 - $35 = $54,528
4.............................        $54,528 X 1.03 - $35 = $56,129
5.............................        $56,129 X 1.03 - $35 = $57,778


                        STATE REGULATION OF THE COMPANY

    The Company, a Connecticut corporation, is subject to regulation by the Connecticut Department of Insurance. An annual statement is filed with the Connecticut Department of Insurance each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Connecticut Department of Insurance or other authorities examine the liabilities and reserves of the Company and the Variable Account, and a full examination of the Company's operations is conducted periodically by the Connecticut Department of Insurance. In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.

    A Contract is governed by the laws of the state in which it is delivered. The values and benefits of each Contract are at least equal to those required by such state.

                                 ADMINISTRATION

    The Company performs certain administrative functions relating to the Contracts, the individual Annuity Accounts, the Fixed Account, and the Variable Account. These functions include, among other things, maintaining the books and records of the Variable Account, the Fixed Account, and the Sub-Accounts, and maintaining records of the name, address, taxpayer identification number, contract number, Annuity Account number and type, the status of each Annuity Account and other pertinent information necessary to the administration and operation of the Contracts.

                              ACCOUNT INFORMATION

    At least once during each Calendar Year, the Company will furnish the Owner with a report showing the Annuity Account Value at the end of the preceding Calendar Year, all transactions during the Calendar Year, the current Annuity Account Value, the number of Accumulation Units in each Variable Account Sub-Account Accumulation Account and the applicable Accumulation Unit Value as of the date of the report. In addition, each person having voting rights in the Variable Account and a Fund or Funds will receive each such reports or prospectuses as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. The Company will also send each Owner such statements reflecting transactions in the Owner's Annuity Account as may be required by applicable laws, rules and regulations.

    Upon request to the Annuity & Variable Life Services Center, the Company will provide an Owner with information regarding fixed and variable accumulation values.

                         DISTRIBUTION OF THE CONTRACTS

    The Contracts will be sold by licensed insurance agents in those states where the Contracts may lawfully be sold. Such agents will be registered representatives or broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc.
(NASD). The Contracts will be distributed by the Company's principal underwriter, CIGNA Financial Advisors, Inc. ("CFA"), located at 900 Cottage Grove Road, Bloomfield, CT. CFA is a Connecticut corporation organized in 1967, and is the principal underwriter for the Company's other registered separate accounts. Commissions and other distribution compensation will be paid by the Company and will not be more than 7.00% of Premium Payments. The Company received $39,289 in deferred sales charges attributable to the Variable Account portion of the Contracts issued pursuant to CG Variable Annuity Separate Account II for the period ended December 31, 1996.

    Sales charges on and exchange privileges under the Contracts are described in the Prospectus. There are no variations in the prices at which the Contracts are offered for certain types of purchasers.

                               CUSTODY OF ASSETS

    The Company is the Custodian of the assets of the Variable Account. The Company will purchase Fund shares at net asset value in connection with amounts allocated to the Variable Account Sub-Accounts in accordance with the instructions of the Purchasers and redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account. The assets of the Sub-Accounts of the Variable Account are held separate and apart from the assets of any other segregated asset accounts of the Company and separate and apart from the Company's general account assets. The Company maintains records of all purchases and redemptions of shares of each Fund held by each of the Sub-Accounts of the Variable Account. Additional protection for the assets of the Variable Account is afforded by the Company's fidelity bond covering the acts of officers and employees of the Company which is presently in the amount of $100,000,000.

                          HISTORICAL PERFORMANCE DATA

    Historical performance data as of December 31, 1996 for each of the Sub-Accounts of the Separate Account follows in the Financial Statements.

MONEY MARKET SUB-ACCOUNT YIELD

    From time to time, the Money Market Sub-Account may advertise its "yield" and "effective yield." Both yield figures will be based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Sub-Account refers to the income generated by Annuity Account Values in the Money Market Sub-Account over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the Annuity Account Values in the Money Market Sub-Account. The "effective yield" is calculated similarly but, when annualized, the income earned by Annuity Account Values in the Money Market Sub-Account is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The computation of the yield calculation includes a deduction for the Mortality and Expense Risk Charge, the Administrative Expense Charge, and the Annuity Account Fee.

    The effective yield is calculated by compounding the unannualized base period return according to the following formula:

                EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)] - 1

    The yield on amounts held in the Money Market Sub-Account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Sub-Account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund and its operating expenses. The yield figures do not reflect withdrawal charges or premium taxes or any charges for Optional Death Benefit(s) selected.

OTHER SUB-ACCOUNT YIELDS

    The  Company  may  from  time  to time  advertise  or  disclose  the current annualized yield of one or more of the Sub-Accounts of the Variable Account (except the Money Market Sub-Account) for 30-day periods. The annualized yield of a Sub-Account refers to income generated by the Sub-Account over a specific 30-day period. Because the yield is annualized, the yield generated by a Sub-Account during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The yield is computed by: (i) dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

Yield = 2   [(a - b + 1) - 1]
                       cd

Where:    a    =   Net investment income earned during the period by
                   the Fund attributable to shares owned by the
                   Sub-Account.
          b    =   Expenses accrued for the period.
          c    =   The average daily number of accumulation units
                   outstanding during the period.
          d    =   The maximum offering price per accumulation unit
                   on the last day of the period.

    Because of the charges and deductions imposed by the Variable Account, the yield for a Sub-Account of the Variable Account will be lower than the yield for its corresponding Fund. The yield calculations do not reflect the effect of any premium taxes or deferred sales charges that may be applicable to a particular Contract. Deferred sales charges range from 7% to 1% of the amount withdrawn or surrendered on total Premium Payments paid less prior partial withdrawals, based on the Contract Year in which the withdrawal or surrender occurs.

    The yield on amounts held in the Sub-Accounts of the Variable Account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Sub-Account's actual yield is affected by the types and quality of the Fund's investments and its operating expenses.

TOTAL RETURNS

    The Company may from time to time also advise or disclose annual average total returns for one or more of the Sub-Accounts of the Variable Account for various periods of time. When a Sub-Account has been in operation for 1, 5 and 10 years, respectively, the total return for these periods will be provided. Total returns for other periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate the initial amount invested to the redemption value of that investment as of the last day of each of the periods.

    Total returns will be calculated using Sub-Account Unit Values which the Company calculates on each Valuation Period based on the performance of the Sub-Account's underlying Fund, and the deductions for the mortality and expense risk charge, the administrative expense charge, and the Account Fee. The Account Fee is reflected by dividing the total amount of such charges collected during the year that are attributable to the Variable Account by the total average net assets of all the Variable Sub-Accounts. The resulting percentage is deducted from the return in calculating the ending redeemable value. These figures will not reflect any premium taxes or any charges for any Optional Death Benefit selected by the Owner. Total return calculations will reflect the effect of deferred sales charges that may be applicable to a particular period. The total return will then be calculated according to the following formula:

                                  P(1+T) = ERV

Where:    P    =   A hypothetical initial Premium Payment of $1,000.
          T    =   Average annual total return.
          n    =   Number of years in the period.
         ERV   =   Ending redeemable value of a hypothetical $1,000
                   payment made at the beginning of the one, five or ten-year period, at the end of the one, five or ten-year period (or fractional portion thereof).

OTHER PERFORMANCE DATA

    The Company may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard one except that the deferred sales charge percentage will be assumed to be 0%.

    The Company may from time to time disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the deferred sales charge percentage will be 0%.

                               CTR = (ERV/P) - 1

Where:   CTR   =   The cumulative total return net of Sub-Account
                   recurring charges for the period.
         ERV   =   The ending redeemable value of the hypothetical
                   investment made at the beginning of the one, five
                   or ten-year period, at the end of the one, five or
                   ten-year period (or fractional portion thereof).
          P    =   A hypothetical initial payment of $10,000

    All non-standard performance data will only be advertised if the standard performance data is also disclosed.

    The Company may also from time to time use advertising which includes hypothetical illustrations to compare the difference between the growth of a taxable investment and a tax-deferred investment in a variable annuity.

                                 LEGAL MATTERS

    Legal advice regarding certain matters relating to the federal securities laws applicable to the issuance of the Contracts described in the Prospectus and this Statement has been provided by Edwin L. Kerr, Counsel, Individual Insurance, CIGNA Companies. All matters of Connecticut law pertaining to the Contracts, including the validity of the Contracts and the Company's right to issue the Contracts under Connecticut Insurance Law and any other applicable state insurance or securities laws, have been passed upon by Robert A. Picarello, Chief Counsel, Individual Insurance, CIGNA Companies.

                               LEGAL PROCEEDINGS

    There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Variable Account.

                                    EXPERTS

    The consolidated financial statements of Connecticut General Life Insurance Company as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 included in this Statement of Additional Information have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. Price Waterhouse LLP's consent to this reference to the firm as an "expert" is filed as an exhibit to the registration statement of which this Statement of Additional Information is a part.

                              FINANCIAL STATEMENTS


    The consolidated financial statements of the Company which are included in this Statement should be considered only as bearing on the ability of the Company to meet the obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account, or on the Guaranteed Interest Rate credited by the Company during a Guaranteed Period. The financial statements of the Variable Account as of and for the period ending December 31, 1996 are also included.

                      One Financial Plaza              Telephone 860 240 2000
                      Hartford, CT 06103

PRICE WATERHOUSE LLP                                                   [LOGO]

                       REPORT OF INDEPENDENT ACCOUNTANTS

February 11, 1997

The Board of Directors and Shareholder of
Connecticut General Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and retained earnings and of cash flows present fairly, in all material respects, the financial position of Connecticut General Life Insurance Company and its subsidiaries at December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

             [SIG]

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS

-----------------------------------------------------------------------------------------------------

(IN MILLIONS)
-----------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,                                           1996       1995       1994
-----------------------------------------------------------------------------------------------------

REVENUES
Premiums and fees...................................................  $   5,314  $   4,998  $   4,960
Net investment income...............................................      3,199      3,138      2,805
Realized investment gains (losses)..................................         37         (7)        27
Other revenues......................................................          9          9          8
                                                                      ---------  ---------  ---------
    Total revenues..................................................      8,559      8,138      7,800
                                                                      ---------  ---------  ---------
BENEFITS, LOSSES AND EXPENSES
Benefits, losses and settlement expenses............................      6,069      5,892      5,574
Policy acquisition expenses.........................................        143        127         89
Other operating expenses............................................      1,477      1,358      1,363
                                                                      ---------  ---------  ---------
    Total benefits, losses and expenses.............................      7,689      7,377      7,026
                                                                      ---------  ---------  ---------
INCOME BEFORE INCOME TAXES..........................................        870        761        774
                                                                      ---------  ---------  ---------
Income taxes (benefits):
  Current...........................................................        394        301        220
  Deferred..........................................................        (81)       (44)        45
                                                                      ---------  ---------  ---------
    Total taxes.....................................................        313        257        265
                                                                      ---------  ---------  ---------
NET INCOME..........................................................        557        504        509
Dividends declared..................................................       (600)      (252)      (300)
Retained earnings, beginning of year................................      3,220      2,968      2,759
-----------------------------------------------------------------------------------------------------
RETAINED EARNINGS, END OF YEAR......................................  $   3,177  $   3,220  $   2,968
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS

------------------------------------------------------------------------------------------------

(IN MILLIONS)
------------------------------------------------------------------------------------------------
AS OF DECEMBER 31,                                                               1996       1995
------------------------------------------------------------------------------------------------

ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost, $19,882; $20,147)......  $  20,816  $  22,162
  Mortgage loans..........................................................     10,152     10,218
  Equity securities, at fair value (cost, $59; $54).......................         41         66
  Policy loans............................................................      7,133      6,925
  Real estate.............................................................      1,025      1,158
  Other long-term investments.............................................        193        193
  Short-term investments..................................................        417        138
                                                                            ---------  ---------
      Total investments...................................................     39,777     40,860
Cash and cash equivalents.................................................         --         --
Accrued investment income.................................................        619        626
Premiums and accounts receivable..........................................        817        991
Reinsurance recoverables..................................................      1,303      1,258
Deferred policy acquisition costs.........................................        780        689
Property and equipment, net...............................................        276        319
Current income taxes......................................................         12         21
Deferred income taxes, net................................................        639        403
Goodwill..................................................................        488        503
Other assets..............................................................        249        149
Separate account assets...................................................     22,555     18,177
------------------------------------------------------------------------------------------------
      Total assets........................................................  $  67,515  $  63,996
------------------------------------------------------------------------------------------------
                                                                            --------------------
LIABILITIES
Contractholder deposit funds..............................................  $  29,621  $  29,762
Future policy benefits....................................................      8,187      8,547
Unpaid claims and claim expenses..........................................      1,170      1,151
Unearned premiums.........................................................        200         95
                                                                            ---------  ---------
      Total insurance and contractholder liabilities......................     39,178     39,555
Accounts payable, accrued expenses and other liabilities..................      1,808      1,872
Separate account liabilities..............................................     22,365     18,075
------------------------------------------------------------------------------------------------
      Total liabilities...................................................     63,351     59,502
------------------------------------------------------------------------------------------------
CONTINGENCIES -- NOTE 11
SHAREHOLDER'S EQUITY
Common stock (6 shares outstanding).......................................         30         30
Additional paid-in capital................................................        766        766
Net unrealized appreciation on investments................................        188        476
Net translation of foreign currencies.....................................          3          2
Retained earnings.........................................................      3,177      3,220
------------------------------------------------------------------------------------------------
      Total shareholder's equity..........................................      4,164      4,494
------------------------------------------------------------------------------------------------
      Total liabilities and shareholder's equity..........................  $  67,515  $  63,996
------------------------------------------------------------------------------------------------
                                                                            --------------------

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

---------------------------------------------------------------------------------------------------

(IN MILLIONS)
---------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,                                         1996       1995       1994
---------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
Net income........................................................  $     557  $     504  $     509
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Insurance liabilities...........................................         57        (90)      (249)
  Reinsurance recoverables........................................        (11)     1,201        282
  Premiums and accounts receivable................................         77         32       (188)
  Deferred income taxes, net......................................        (82)       (44)        45
  Other assets....................................................         43        (14)        68
  Accounts payable, accrued expenses, other liabilities and
   current income taxes...........................................       (113)       212       (192)
  Other, net......................................................       (149)        22        (24)
                                                                    ---------  ---------  ---------
    Net cash provided by operating activities.....................        379      1,823        251
                                                                    ---------  ---------  ---------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold:
  Fixed maturities -- available for sale..........................      1,589      1,070      1,389
  Fixed maturities -- held to maturity............................         --         --         12
  Mortgage loans..................................................        640        383        496
  Equity securities...............................................         13        119         41
  Real estate.....................................................        345        299        242
  Other (primarily short-term investments)........................      3,613      2,268      1,005
Investment maturities and repayments:
  Fixed maturities -- available for sale..........................      2,634        478        686
  Fixed maturities -- held to maturity............................         --      1,756      1,764
  Mortgage loans..................................................        630        420        194
Investments purchased:
  Fixed maturities -- available for sale..........................     (3,834)    (3,054)    (2,390)
  Fixed maturities -- held to maturity............................         --     (1,385)    (1,788)
  Mortgage loans..................................................     (1,300)    (1,908)      (882)
  Equity securities...............................................         (3)       (20)       (12)
  Policy loans....................................................       (207)    (2,129)    (1,614)
  Other (primarily short-term investments)........................     (3,930)    (2,334)    (1,093)
Other, net........................................................        (94)      (119)      (129)
                                                                    ---------  ---------  ---------
    Net cash provided by (used in) investing activities...........         96     (4,156)    (2,079)
                                                                    ---------  ---------  ---------
CASH FLOWS FROM FINANCING ACTIVITIES
Contractholder deposit funds:
  Deposits and interest credited..................................      7,260      7,489      6,388
  Withdrawals and benefit payments................................     (7,135)    (4,985)    (4,216)
Dividends paid to Parent..........................................       (600)      (252)      (300)
Other, net........................................................         --          1         36
                                                                    ---------  ---------  ---------
      Net cash (used in) provided by financing activities.........       (475)     2,253      1,908
---------------------------------------------------------------------------------------------------
Net (decrease) increase in cash and cash equivalents..............         --        (80)        80
Cash and cash equivalents, beginning of year......................         --         80         --
---------------------------------------------------------------------------------------------------
Cash and cash equivalents, end of year............................  $      --  $      --  $      80
---------------------------------------------------------------------------------------------------
                                                                    -------------------------------
Supplemental Disclosure of Cash Information:
  Income taxes paid, net of refunds...............................  $     385  $     211  $     411
  Interest paid...................................................  $       7  $       7  $       5
---------------------------------------------------------------------------------------------------

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- DESCRIPTION OF BUSINESS

  Connecticut General Life Insurance Company and its subsidiaries (the Company) provide insurance and related financial services throughout the United States and in many locations worldwide. Principal products and services include group life and health insurance, individual life insurance and annuity products, and retirement and investment products and services. The Company is a wholly-owned subsidiary of Connecticut General Corporation, which is an indirect wholly-owned subsidiary of CIGNA Corporation (CIGNA).

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  A) BASIS OF PRESENTATION: The consolidated financial statements include the accounts of the Company and all significant subsidiaries. These consolidated financial statements have been prepared in conformity with generally accepted accounting principles, and reflect management's estimates and assumptions, such as those regarding medical costs and interest rates, that affect the recorded amounts. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, and valuation allowances for investment assets are discussed throughout the Notes to Financial Statements. Certain reclassifications have been made to prior years' amounts to conform with the 1996 presentation.

  B) RECENT ACCOUNTING PRONOUNCEMENTS: In 1996, the Company implemented Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." SFAS No. 121 requires write-down to fair value when long-lived assets to be held and used are impaired. Long-lived assets to be disposed of, including real estate held for sale, must be carried at the lower of cost or fair value less costs to sell. Depreciation of assets to be disposed of is prohibited. The effect of implementing SFAS No. 121 was not material to the Company.

  In 1993, the Company implemented SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which required that debt and equity securities be classified into different categories and carried at fair value if they are not classified as held-to-maturity. During the fourth quarter of 1995, the Financial Accounting Standards Board (FASB) issued a guide to implementation of SFAS No. 115, which permitted a one-time opportunity to reclassify securities subject to SFAS No. 115. Consequently, the Company reclassified all held-to-maturity securities to available-for-sale as of December 31, 1995. The non-cash reclassification of these securities, which had an aggregate amortized cost of $9.2 billion and fair value of $10.1 billion, resulted in an increase of approximately $396 million, net of policyholder-related amounts and deferred income taxes, in net unrealized appreciation included in Shareholder's Equity as of December 31, 1995.

  In 1993, the FASB issued SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," which provides guidance on the accounting and disclosure for impaired loans. In 1994, the FASB issued SFAS No. 118, "Accounting by Creditors for Impairment of a Loan -- Income Recognition and Disclosures," which eliminates the income recognition requirements of SFAS No. 114. The Company adopted SFAS Nos. 114 and 118 in the first quarter of 1995, which resulted in a $6 million increase in net income.

  C) FINANCIAL INSTRUMENTS: In the normal course of business, the Company enters into transactions involving various types of financial instruments, including investments such as fixed maturities and equity securities and off-balance-sheet financial instruments such as investment and loan commitments and financial guarantees. These instruments are subject to risk of loss due to interest rate and market fluctuations and most have credit risk. The Company evaluates and monitors each financial instrument individually and, where appropriate, uses certain derivative instruments or obtains collateral or other forms of security to minimize risk of loss.

  Financial instruments that are subject to fair value disclosure requirements (insurance contracts, real estate, goodwill and taxes are excluded) are carried in the financial statements at amounts that approximate fair value, except for Mortgage Loans and Contractholder Deposit Funds (non-insurance products). For these financial instruments, the fair value was not materially different from the carrying amount as of December 31, 1996 and 1995. Fair values of off-balance sheet financial instruments as of December 31, 1996 and 1995 were not material.

  Fair values for financial instruments are estimates that, in many cases, may differ significantly from the amounts that could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments with comparable terms and credit quality. The fair value of liabilities for contractholder deposit funds was estimated using the amount payable on demand, and for those not payable on demand, discounted cash flow analyses.

  D) INVESTMENTS: Investments in fixed maturities, which are classified as available-for-sale, include bonds, asset-backed securities, including collateralized mortgage obligations (CMOs), and redeemable preferred stocks. Fixed maturities are carried at fair value, with unrealized appreciation or depreciation included in Shareholder's Equity. Fixed maturities are considered impaired and written down to fair value when a decline in value is considered to be other than temporary.

  Mortgage loans are carried principally at unpaid principal balances, net of valuation reserves. Mortgage loans are considered impaired when it is probable that the Company will not collect all amounts according to the contractual terms of the loan agreement. If impaired, a valuation reserve is utilized to record any change in the fair value of the underlying collateral below the carrying value of the mortgage loan.

  Fixed maturities and mortgage loans that are delinquent or restructured to modify basic financial terms, typically to reduce the interest rate and, in certain cases, extend the term, are placed on non-accrual status. Net investment income on such investments is recognized only when payment is received.

  Real estate investments are either held for the production of income or held for sale. Real estate investments held for the production of income are carried at depreciated cost less any write-downs to fair value. Depreciation is generally calculated using the straight-line method based on the estimated useful lives of these assets.

  Real estate investments held for sale are generally those which are acquired through the foreclosure of mortgage loans. The Company's policy is to rehabilitate, re-lease and sell foreclosed properties, which generally takes two to four years. At the time of foreclosure, properties are valued at fair value less estimated costs to sell and reclassified from mortgage loans to real estate held for sale. Subsequent to foreclosure, these investments are carried at the lower of cost or current fair value less estimated costs to sell. Adjustments to the carrying value as a result of changes in fair value subsequent to foreclosure are recorded as valuation reserves, and reported in realized investment gains and losses. The Company considers several methods in determining fair value for real estate, with emphasis placed on the use of discounted cash flow analyses and, in some cases, the use of third-party appraisals. Effective with the implementation of SFAS No. 121, real estate held for sale is no longer depreciated.

  Equity securities, which include common and non-redeemable preferred stocks, are carried at fair value, with unrealized appreciation or depreciation included in Shareholder's Equity. Short-term investments are carried at fair value, which approximates cost. Equity securities and short-term investments are classified as available for sale.

  Policy loans are generally carried at unpaid principal balances.

  Realized investment gains and losses result from sales, investment asset write-downs and changes in valuation reserves. Realized investment gains and losses do not include amounts attributable to experience-rated pension policyholders' contracts and participating life policies (policyholder share). Realized investment gains and losses are based upon specific identification of the investment assets.

  Unrealized investment gains and losses for investments carried at fair value are included in Shareholder's Equity net of policyholder-related amounts and deferred income taxes.

  See Note 3(F) for a discussion of the Company's accounting policies for derivative financial instruments.

  E) CASH AND CASH EQUIVALENTS: Short-term investments with a maturity of three months or less at the time of purchase are reported as cash equivalents.

  F) REINSURANCE RECOVERABLES: Reinsurance recoverables are estimates of amounts to be received from reinsurers, including amounts under reinsurance agreements with affiliated companies. Allowances are established for amounts estimated to be uncollectible.

  G) DEFERRED POLICY ACQUISITION COSTS: Acquisition costs consist of commissions, premium taxes and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs for universal life products and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits over the expected lives of the contracts. Acquisition costs for annuity and other individual life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods.

  Deferred policy acquisition costs are reviewed to determine if they are recoverable from future income, including investment income. If such costs are estimated to be unrecoverable, they are expensed. If such costs are estimated to be unrecoverable or are accelerated as a result of treating unrealized investment gains and losses as though they had been realized, a deferred acquisition cost valuation allowance may be established or adjusted, with a comparable offset in net unrealized appreciation (depreciation).

  H) PROPERTY AND EQUIPMENT: Property and equipment are carried at cost less accumulated depreciation. When applicable, cost includes interest and real estate taxes incurred during construction and other construction-related costs. Depreciation is calculated principally on the straight-line method based on the estimated useful lives of the assets. Accumulated depreciation was $427 million and $387 million at December 31, 1996 and 1995, respectively.

  I) OTHER ASSETS: Other Assets consists of various insurance-related assets, principally ceded unearned premiums, reinsurance deposits and other amounts due from affiliated companies.

  J) GOODWILL: Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. Goodwill is amortized on systematic bases over periods, not exceeding 40 years, that correspond with the benefits estimated to be derived from the acquisitions. The Company evaluates the carrying amount of goodwill by analyzing historical and estimated future income and undiscounted estimated cash flows of the related businesses. Goodwill is written down when impaired. Amortization periods are revised if it is estimated that the remaining period of benefit of the goodwill has changed. Accumulated amortization was $99 million and $84 million at December 31, 1996 and 1995, respectively.

  K) SEPARATE ACCOUNTS: Separate account assets and liabilities are principally carried at market value and represent policyholder funds maintained in accounts having specific investment objectives. The investment income, gains and losses of these accounts generally accrue to the policyholders and, therefore, are not included in the Company's revenues and expenses.

  L) CONTRACTHOLDER DEPOSIT FUNDS: Liabilities for Contractholder Deposit Funds consist of deposits received from customers and investment earnings on their fund balances, less administrative charges and, for universal life fund balances, mortality charges.

  M) FUTURE POLICY BENEFITS: Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. These liabilities are computed using premium assumptions for group annuity policies and the net level premium method for individual life policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2% to 11%, generally graded down from 1 to 20 years. Mortality, morbidity, and withdrawal assumptions are based on either the Company's own experience or various actuarial tables.

  N) UNPAID CLAIMS AND CLAIM EXPENSES: Liabilities for unpaid claims and claim expenses are estimates of payments to be made on reported and incurred but not reported insurance claims.

  O) UNEARNED PREMIUMS: Premiums for group life, and accident and health insurance are reported as earned on a pro rata basis over the contract period. The unexpired portion of these premiums is recorded as Unearned Premiums.

  P) OTHER LIABILITIES: Other Liabilities consist principally of postretirement and postemployment benefits and various insurance-related liabilities, including amounts related to reinsurance contracts. Also included in Other Liabilities are liabilities for guaranty fund assessments that can be reasonably estimated.

  Q) TRANSLATION OF FOREIGN CURRENCIES: Foreign operations primarily utilize the local currencies as their functional currencies, and assets and liabilities are translated at the rates of exchange as of the balance sheet date. The translation gain or loss on such functional currencies, net of applicable taxes, is generally reflected in Shareholder's Equity. Revenues and expenses are translated at the average rates of exchange prevailing during the year.

  R) PREMIUM AND FEES, REVENUES AND RELATED EXPENSES: Premiums for group life and accident and health insurance are recognized as revenue on a pro-rata basis over their contract periods. Benefits, losses and settlement expenses are recognized when incurred.

  Premiums for individual life insurance as well as individual and group annuity products, excluding universal life and investment-related products, are recognized as revenue when due. Benefits, losses and settlement expenses are matched with premiums.

  Revenues for universal life products consist of net investment income and mortality, administration and surrender fees assessed against the fund balances during the period. Net investment income represents investment income on assets supporting universal life products and is recognized as earned. Fees for mortality are recognized ratably over the policy year. Administration fees are recognized as services are provided, and surrender charges are recognized as earned. Benefit expenses for universal life products consist of benefit claims in excess of fund balances, which are recognized when claims are filed, and interest credited in accordance with contract provisions.

  Revenues for investment-related products consist of net investment income and contract fees assessed against the fund balances during the period. Net investment income represents investment income on assets supporting investment-related products and is recognized as earned. Contract fees are based upon related administrative expenses and are assessed ratably over the contract year. Benefit expenses for investment-related products primarily consist of interest credited in accordance with contract provisions.

  S) PARTICIPATING BUSINESS: Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in a portion of the earnings of the Company's business. The participating insurance in force accounted for approximately 7% of total insurance in force at December 31, 1996, and 1995, and 5% at December 31, 1994.

  T) INCOME TAXES: The Company and its domestic subsidiaries are included in the consolidated United States federal income tax return filed by CIGNA. In accordance with a tax sharing agreement with CIGNA, the provision for federal income tax is computed as if the Company were filing a separate federal income tax return, except that benefits arising from tax credits and net operating and capital losses are allocated to those subsidiaries producing such attributes to the extent they are utilized in CIGNA's consolidated federal income tax provision.

  Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes. See
Note 6 for additional information.

NOTE 3 -- INVESTMENTS

  A) FIXED MATURITIES: Fixed maturities are net of cumulative write-downs of $95 million and $103 million, including policyholder share, as of December 31, 1996 and 1995, respectively.

  The amortized cost and fair value by contractual maturity periods for fixed maturities, including policyholder share, as of December 31, 1996 were as follows:

------------------------------------------------------------------------------------------------
                                                                            Amortized       Fair
(IN MILLIONS)                                                                    Cost      Value
------------------------------------------------------------------------------------------------
Due in one year or less..................................................   $     936  $     955
Due after one year through five years....................................       5,252      5,419
Due after five years through ten years...................................       4,591      4,773
Due after ten years......................................................       3,301      3,702
Asset-backed securities..................................................       5,802      5,967
------------------------------------------------------------------------------------------------
Total....................................................................   $  19,882  $  20,816
------------------------------------------------------------------------------------------------
                                                                           ---------------------

  Actual maturities could differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Also, the Company may extend maturities in some cases.

  Gross unrealized appreciation (depreciation) for fixed maturities, including policyholder share, by type of issuer was as follows:

---------------------------------------------------------------------------------------------------
                                                                  December 31, 1996
---------------------------------------------------------------------------------------------------

                                                    Amortized  Unrealized     Unrealized       Fair
(IN MILLIONS)                                            Cost  Appreciation  Depreciation     Value
---------------------------------------------------------------------------------------------------
Federal government bonds.........................   $     475   $     160    $      --    $     635
State and local government bonds.................         174          13           (4)         183
Foreign government bonds.........................         121           6           --          127
Corporate securities.............................      13,310         742         (148)      13,904
Asset-backed securities..........................       5,802         226          (61)       5,967
---------------------------------------------------------------------------------------------------
Total............................................   $  19,882   $   1,147    $    (213)   $  20,816
---------------------------------------------------------------------------------------------------
                                                   ------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                  December 31, 1995
---------------------------------------------------------------------------------------------------

                                                    Amortized  Unrealized     Unrealized       Fair
(IN MILLIONS)                                            Cost  Appreciation  Depreciation     Value
---------------------------------------------------------------------------------------------------
Federal government bonds.........................   $     503   $     300    $      --    $     803
State and local government bonds.................         207          24           (1)         230
Foreign government bonds.........................         131           9           (1)         139
Corporate securities.............................      13,773       1,427          (73)      15,127
Asset-backed securities..........................       5,533         371          (41)       5,863
---------------------------------------------------------------------------------------------------
Total............................................   $  20,147   $   2,131    $    (116)   $  22,162
---------------------------------------------------------------------------------------------------
                                                   ------------------------------------------------

  Asset-backed securities include investments in CMOs as of December 31, 1996 of $2.2 billion carried at fair value (amortized cost, $2.1 billion), compared with $2.1 billion carried at fair value (amortized cost, $2.0 billion) as of December 31, 1995. Certain of these securities are backed by Aaa/AAA-rated government agencies. All other CMO securities have high quality ratings through use of credit enhancements provided by subordinated securities or mortgage insurance from Aaa/AAA-rated insurance companies. CMO holdings are concentrated in securities with limited prepayment, extension and default risk, such as planned amortization class bonds. The Company's investments in interest-only and principal-only CMOs, which are subject to interest rate risk due to accelerated prepayments, represented approximately 0.1% and 1.9% of total CMO investments at December 31, 1996 and 1995, respectively.

  At December 31, 1996, contractual fixed maturity investment commitments were $93 million. The majority of investment commitments are for the purchase of investment grade fixed maturities, bearing interest at a fixed market rate, and require no collateral. These commitments are diversified by issuer and maturity date, and it is estimated that approximately 75% will be disbursed in 1997.

  B) MORTGAGE LOANS AND REAL ESTATE: The Company's mortgage loans and real estate investments are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and generally approximate 75% of the property's value at the time the original loan is made.

  At December 31, the carrying values of mortgage loans and real estate investments, including policyholder share, were as follows:

------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                    1996       1995
------------------------------------------------------------------------------------------------
Mortgage Loans............................................................  $  10,152  $  10,218
                                                                            ---------  ---------
Real estate:
  Held for sale...........................................................        586        671
  Held for production of income...........................................        439        487
                                                                            ---------  ---------
Total real estate.........................................................      1,025      1,158
------------------------------------------------------------------------------------------------
Total.....................................................................  $  11,177  $  11,376
------------------------------------------------------------------------------------------------
                                                                            --------------------

  At December 31, mortgage loans and real estate investments comprised the following property types and geographic regions:

------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                    1996       1995
------------------------------------------------------------------------------------------------
Property type:
  Retail facilities.......................................................  $   4,453  $   4,327
  Office buildings........................................................      4,241      4,493
  Apartment buildings.....................................................      1,272      1,246
  Hotels..................................................................        665        711
  Other...................................................................        546        599
------------------------------------------------------------------------------------------------
Total.....................................................................  $  11,177  $  11,376
------------------------------------------------------------------------------------------------
                                                                            --------------------
Geographic region:
  Central.................................................................  $   3,452  $   4,032
  Pacific.................................................................      3,132      2,580
  Middle Atlantic.........................................................      1,920      1,951
  South Atlantic..........................................................      1,526      1,647
  New England.............................................................      1,147      1,166
------------------------------------------------------------------------------------------------
Total.....................................................................  $  11,177  $  11,376
------------------------------------------------------------------------------------------------
                                                                            --------------------

MORTGAGE LOANS

  At December 31, 1996, scheduled mortgage loan maturities were as follows: 1997 -- $.9 billion; 1998 -- $.7 billion; 1999 -- $1.3 billion; 2000 -- $1.5 billion;
2001 -- $1.2 billion; and $4.7 billion thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties; the maturity date may be extended; and loans may be refinanced. During 1996 and 1995, the Company refinanced at current market rates approximately $477 million and $379 million, respectively, of its mortgage loans relating to borrowers that were unable to obtain alternative financing.

  At December 31, 1996, contractual commitments to extend credit under commercial mortgage loan agreements amounted to approximately $397 million, all of which were at a fixed market rate of interest. These commitments expire within six months, and are diversified by property type and geographic region.

  At December 31, 1996, the Company's impaired mortgage loans were $814 million, including $442 million before valuation reserves totaling $94 million, and $372 million which had no valuation reserves. At December 31, 1995, the Company's impaired mortgage loans were $838 million, including $447 million before valuation reserves totaling $82 million, and $391 million which had no valuation reserves.

  During the year ended December 31, changes in reserves for impaired mortgage loans, including policyholder share, were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                         1996       1995
-----------------------------------------------------------------------------------------------------
Reserve balance -- January 1...................................................  $      82  $     127
Transfers to foreclosed real estate............................................        (29)       (27)
Charge-offs upon sales.........................................................        (19)       (33)
Net increase in valuation reserves.............................................         60         15
-----------------------------------------------------------------------------------------------------
Reserve balance -- December 31.................................................  $      94  $      82
-----------------------------------------------------------------------------------------------------
                                                                                 --------------------

  During 1996 and 1995, impaired mortgage loans, before valuation reserves, averaged approximately $852 million and $935 million, respectively. Interest income recorded and cash received on these loans was approximately $73 million and $71 million in 1996 and 1995, respectively.

REAL ESTATE

  During 1996, 1995 and 1994, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which totaled $107 million, $144 million and $127 million, respectively.

  Valuation reserves and cumulative write-downs related to real estate, including policyholder share, were $273 million and $310 million as of December 31, 1996 and 1995, respectively.

  Net income for 1996 included $19 million and $1 million for net investment income and write-downs upon foreclosures, respectively, for real estate held for sale.

  C) SHORT-TERM INVESTMENTS AND CASH EQUIVALENTS: At December 31, 1996 and 1995, short-term investments and cash equivalents, in the aggregate, primarily included debt securities, principally corporate securities of $418 million and $203 million, respectively.

  D) NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS: Unrealized appreciation (depreciation) for investments carried at fair value as of December 31 was as follows:

--------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                      1996       1995
--------------------------------------------------------------------------------------------------
Unrealized appreciation:
  Fixed maturities..........................................................  $   1,147  $   2,131
  Equity securities.........................................................          8         23
                                                                              ---------  ---------
                                                                                  1,155      2,154
                                                                              ---------  ---------
Unrealized depreciation:
  Fixed maturities..........................................................       (213)      (116)
  Equity securities.........................................................        (26)       (11)
                                                                              ---------  ---------
                                                                                   (239)      (127)
                                                                              ---------  ---------
Less policyholder-related amounts...........................................        610      1,279
                                                                              ---------  ---------
Shareholder net unrealized appreciation.....................................        306        748
Less deferred income taxes..................................................        118        272
--------------------------------------------------------------------------------------------------
Net unrealized appreciation.................................................  $     188  $     476
--------------------------------------------------------------------------------------------------
                                                                              --------------------

  Net unrealized appreciation for investments carried at fair value is included as a separate component of Shareholder's Equity, net of policyholder-related amounts and deferred income taxes. The net unrealized (depreciation) appreciation for these investments, primarily fixed maturities, during 1996, 1995 and 1994 was ($288) million, $542 million and ($494) million, respectively.

  During 1995 and 1994, certain fixed maturities were carried at amortized cost in the financial statements. The change in net unrealized appreciation (depreciation) for such investments was ($14) million and ($1.2) billion during 1995 and 1994, respectively.

  E) NON-INCOME PRODUCING INVESTMENTS: At December 31, the carrying values of investments, including policyholder share, that were non-income producing during the preceding 12 months were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                         1996       1995
-----------------------------------------------------------------------------------------------------
Fixed maturities...............................................................  $      52  $      75
Mortgage loans.................................................................         14         17
Real estate....................................................................        172        234
-----------------------------------------------------------------------------------------------------
Total..........................................................................  $     238  $     326
-----------------------------------------------------------------------------------------------------
                                                                                 --------------------

  F) DERIVATIVE FINANCIAL INSTRUMENTS: The Company's investment strategy is to manage the characteristics of investment assets, such as liquidity, currency, yield and duration, to reflect the underlying characteristics of the related insurance and contractholder liabilities, which vary among the Company's principal product lines. In connection with this investment strategy, the Company's use of derivative instruments, including interest rate and currency swaps, purchased options and futures contracts, is limited to hedging applications to minimize market risk.

  Hedge accounting treatment requires a probability of high correlation between the changes in the market value or cash flows of the derivatives and the hedged assets or liabilities. Under hedge accounting, the changes in market value or cash flows of the derivatives and the hedged assets or liabilities are recognized in net income in the same period. If the Company's use of derivatives does not qualify for hedge accounting treatment, the derivative is recorded at fair value and changes in its fair value are recognized in net income without considering changes in the hedged asset or liability.

  The Company routinely monitors, by individual counterparty, exposure to credit risk associated with swap and option contracts and diversifies the portfolio among approved dealers of high credit quality. Futures contracts are exchange-traded and, therefore, credit risk is limited since the exchange assumes the obligations. The Company manages legal risks by following industry standardized documentation procedures and by monitoring legal developments.

  Underlying contract, notional or principal amounts associated with derivatives at December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                         1996       1995
-----------------------------------------------------------------------------------------------------
Interest rate swaps............................................................  $     335  $     508
Currency swaps.................................................................        275        335
Purchased options..............................................................        632         --
Futures........................................................................         45         22
-----------------------------------------------------------------------------------------------------

  Under interest rate swaps, the Company agrees with other parties to periodically exchange the difference between variable rate and fixed rate asset cash flows to provide stable returns for related liabilities. The Company uses currency swaps (primarily Canadian dollars, pounds sterling and Swiss francs) to match the currency of investments to that of the associated liabilities. Under currency swaps, the parties exchange principal and interest amounts in two relevant currencies using agreed-upon exchange amounts.

  The net interest cash flows from interest rate and currency swaps are recognized currently as an adjustment to net investment income, and the fair value of these swaps is reported as an adjustment to the related investments.

  Using purchased options to reduce the effect of changes in interest rates or equity indexes on liabilities, the Company pays an up-front fee to receive cash flows from third parties when interest rates or equity indexes vary from specified levels. Purchased options that qualify for hedge accounting are recorded consistent with the related liabilities, at amortized cost plus adjustments based on current equity indexes, and income is reported as an adjustment to benefit expense. Purchased options are reported in other assets, and fees paid are amortized to benefit expense over their contractual periods. Purchased options with underlying notional amounts of $112 million at December 31, 1996 that are designated as hedges, but do not qualify for hedge accounting, are reported in other long-term investments at fair value with changes in fair value recognized as realized investment gains and losses.

  Interest rate futures are used to temporarily hedge against the changes in market values of bonds and mortgage loans to be purchased or sold. Under futures contracts, changes in the contract values are settled in cash daily with the exchange on which the instrument is traded. These changes in contract values are deferred and recorded as adjustments to the carrying value of the related bond or mortgage loan. Deferred gains and losses are amortized into net investment income over the life of the investments purchased or are recognized in full as realized investment gains and losses if investments are sold. Gains and losses on futures contracts deferred in anticipation of investment purchases were immaterial at December 31, 1996 and 1995.

  The effects of interest rate and currency swaps, purchased options and futures on the components of net income for 1996, 1995 and 1994 were not material.

  As of December 31, 1996 and 1995, the Company's variable interest rate investments consisted of approximately $1.3 billion and $1.4 billion of fixed maturities, respectively. As of December 31, 1996 and 1995, the Company's fixed interest rate investments consisted of $19.5 billion and $20.6 billion, respectively, of fixed maturities, and $10.2 billion and $10.0 billion, respectively, of mortgage loans.

  G) OTHER: As of December 31, 1996 and 1995, the Company had no concentration of investments in a single investee exceeding 10% of Shareholder's Equity.

NOTE 4 -- INVESTMENT INCOME AND GAINS AND LOSSES

  A) NET INVESTMENT INCOME: The components of net investment income, including policyholder share, for the year ended December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                           1996       1995       1994
-----------------------------------------------------------------------------------------------------
Fixed maturities....................................................  $   1,647  $   1,663  $   1,596
Equity securities...................................................         --         15         20
Mortgage loans......................................................        921        866        776
Policy loans........................................................        548        499        365
Real estate.........................................................        227        301        291
Other long-term investments.........................................         23         33         23
Short-term investments..............................................         35         46          8
                                                                      ---------  ---------  ---------
                                                                          3,401      3,423      3,079
Less investment expenses............................................        202        285        274
-----------------------------------------------------------------------------------------------------
Net investment income...............................................  $   3,199  $   3,138  $   2,805
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------

  Net investment income attributable to policyholder contracts, which is included in the Company's revenues and is primarily offset by amounts included in Benefits, Losses and Settlement Expenses, was approximately $1.8 billion for 1996 and 1995, and $1.5 billion for 1994 . Net investment income for separate accounts, which is not reflected in the Company's revenues, was $1.1 billion, $885 million and $693 million for 1996, 1995 and 1994, respectively.

  As of December 31, 1996, fixed maturities and mortgage loans on non-accrual status, including policyholder share, were $160 million and $360 million, including restructured investments of $88 million and $304 million, respectively. As of December 31, 1995, fixed maturities and mortgage loans on non-accrual status, including policyholder share, were $149 million and $523 million, including restructured investments of $105 million and $447 million, respectively. If interest on these investments had been recognized in accordance with their original terms, net income would have been increased by $15 million, $18 million and $14 million in 1996, 1995 and 1994, respectively.

  B) REALIZED INVESTMENT GAINS AND LOSSES: Realized gains and losses on investments, excluding policyholder share, for the year ended December 31 were as follows:

----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                     1996         1995         1994
----------------------------------------------------------------------------------------------------------------
Realized investment gains (losses):
  Fixed maturities.......................................................   $      11    $     (10)   $       4
  Equity securities......................................................           1            5            2
  Mortgage loans.........................................................         (12)          (5)          --
  Real estate............................................................          15            4           15
  Other..................................................................          22           (1)           6
                                                                                  ---          ---          ---
                                                                                   37           (7)          27
Income tax expenses (benefits)...........................................          17           (2)          12
----------------------------------------------------------------------------------------------------------------
Net realized investment gains (losses)...................................   $      20    $      (5)   $      15
----------------------------------------------------------------------------------------------------------------
                                                                                           --------------------

  Realized investment gains and losses include impairments in the value of investments, net of recoveries, of $40 million, $27 million and $33 million in 1996, 1995 and 1994, respectively.

  Realized investment gains (losses) for separate accounts, which are not reflected in the Company's revenues, were $305 million, $412 million and ($51) million for the years ended December 31, 1996, 1995 and 1994, respectively. Realized investment gains (losses) attributable to policyholder contracts, which also are not reflected in the Company's revenues, were $82 million and ($6) million for the years ended December 31, 1996 and 1995, respectively. There were no realized investment gains (losses) attributable to policyholder contracts for the year ended December 31, 1994.

  Sales of available-for-sale fixed maturities and equity securities, including policyholder share, for the year ended December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                              1996       1995       1994
-----------------------------------------------------------------------------------------------------
Proceeds from sales.................................................  $   4,236  $   1,667  $   2,116
Gross gains on sales................................................  $     146  $      78  $      73
Gross losses on sales...............................................  $     (70) $     (53) $     (70)
-----------------------------------------------------------------------------------------------------

  Prior to the SFAS No. 115 reclassification described in Note 2(B), $171 million of fixed maturities classified as held-to-maturity, including policyholder share, were transferred to the available-for-sale category in 1995 with no material effect on Shareholder's Equity.

NOTE 5 -- SHAREHOLDER'S EQUITY AND DIVIDEND RESTRICTIONS

  The Connecticut Insurance Department (the Department) recognizes as net income and surplus (shareholder's equity) those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which differ in certain respects from generally accepted accounting principles. As of December 31, 1996, there were no permitted accounting practices utilized by the Company that were materially different from those prescribed by the Department.

  Capital stock of the Company at December 31, 1996 and 1995 consisted of 5,978,322 shares of common stock authorized, issued and outstanding (par value $5.00).

  The Company's statutory net income was $611 million, $390 million and $428 million for 1996, 1995 and 1994, respectively. Statutory surplus was $2.1 billion at December 31, 1996 and 1995. The Connecticut Insurance Holding Company Act limits the amount of annual dividends or other distributions available to shareholders of Connecticut insurance companies without the Department's prior approval. During 1996, the Company paid a total of $600 million in dividends to its Parent, of which $200 million received prior approval from the Department in accordance with requirements. Under current law, the maximum dividend distribution that may be made by the Company during 1997 without prior approval is $629 million. The amount of restricted net assets as of December 31, 1996 was approximately $3.5 billion.

NOTE 6 -- INCOME TAXES

  The Company's net deferred tax asset of $639 million and $403 million as of December 31, 1996 and 1995, respectively, reflects management's belief that the Company's taxable income in future years will be sufficient to realize the net deferred tax asset based on the Company's earnings history and its future expectations. In determining the adequacy of future taxable income, management considered the future reversal of its existing taxable temporary differences and available tax planning strategies that could be implemented, if necessary.

  In accordance with the Life Insurance Company Income Tax Act of 1959, a portion of the Company's statutory income was not subject to current income taxation but was accumulated in an account designated Policyholders' Surplus Account. Under the Tax Reform Act of 1984, no further additions may be made to the Policyholders' Surplus Account for tax years ending after December 31, 1983. The balance in the account of approximately $450 million at December 31, 1996 would result in a tax liability of $158 million only if distributed to the shareholder or if the account balance exceeded a prescribed maximum. No income taxes have been provided on this amount because, in management's opinion, the likelihood that these conditions will be met is remote.

  CIGNA's federal income tax returns are routinely audited by the Internal Revenue Service (IRS), and provisions are made in CIGNA's financial statements in anticipation of the results of these audits.

  In management's opinion, adequate tax liabilities have been established for all years.

  The tax effect of temporary differences which give rise to deferred income tax assets and liabilities as of December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                      1996       1995
-----------------------------------------------------------------------------------------------------
Deferred tax assets:
  Other insurance and contractholder liabilities...............................  $     387  $     324
  Employee and retiree benefit plans...........................................        177        176
  Investments, net.............................................................        228        225
  Other........................................................................         74         72
                                                                                       ---        ---
  Total deferred tax assets....................................................        866        797
                                                                                       ---        ---
Deferred tax liabilities:
  Policy acquisition expenses..................................................         21         25
  Depreciation.................................................................         88         97
  Unrealized appreciation on investments.......................................        118        272
                                                                                       ---        ---
  Total deferred tax liabilities...............................................        227        394
-----------------------------------------------------------------------------------------------------
Net deferred income tax asset..................................................  $     639  $     403
-----------------------------------------------------------------------------------------------------
                                                                                 --------------------

  Total income taxes for the year ended December 31 were less than the amount computed using the nominal federal income tax rate of 35% for the following reasons:

----------------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                1996       1995       1994
----------------------------------------------------------------------------------------------------------
Tax expense at nominal rate..............................................  $     305  $     266  $     271
Tax-exempt interest income...............................................         (5)        (6)        (7)
Dividends received deduction.............................................         (7)        (7)        (3)
Amortization of goodwill.................................................          4          4          4
Resolved federal tax audit issues........................................         --         --         (2)
Other....................................................................         16         --          2
----------------------------------------------------------------------------------------------------------
Total income taxes.......................................................  $     313  $     257  $     265
----------------------------------------------------------------------------------------------------------
                                                                           -------------------------------

NOTE 7 -- PENSION AND OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS PLANS

  A) PENSION PLANS: The Company provides retirement benefits to eligible employees and agents. These benefits are provided through a plan sponsored by CIGNA covering most domestic employees (the Plan) and by several separate pension plans for various subsidiaries, agents and foreign employees.

  The Plan is a non-contributory, defined benefit, trusteed plan available to eligible domestic employees. Benefits are based on employees' years of service and compensation during the highest three or, if service commenced after December 31, 1988, five consecutive years of employment, offset by a portion of the Social Security benefit for which they are eligible. CIGNA funds at least the minimum amount required by the Employee Retirement Income Security Act of 1974. Allocated pension cost for the Company was $26 million, $23 million and $31 million in 1996, 1995 and 1994, respectively.

  The Plan, and several separate pension plans for various subsidiaries and agents, had deposits with the Company totalling approximately $2.2 billion and $2.0 billion at December 31, 1996 and 1995, respectively.

  B) OTHER POSTRETIREMENT BENEFITS PLANS: In addition to providing pension benefits, the Company provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by CIGNA. A substantial portion of the Company's employees may become eligible for these benefits upon retirement. CIGNA's contributions for health care benefits depend upon a retiree's date of retirement, age, years of service and other cost-sharing features, such as deductibles and coinsurance. Under the terms of the benefit plans, benefit provisions and cost-sharing features can be adjusted. In general, retiree health care benefits are not funded by CIGNA, but are paid as covered expenses are incurred. Retiree life insurance benefits are paid from plan assets or as covered expenses are incurred.

  In 1996, CIGNA amended its health care plan for certain current and future retirees effective January 1, 1997, whereby health benefits will be provided primarily through CIGNA's managed care networks in exchange for a fixed reimbursement amount per retiree from Medicare. The effect of the plan amendment was to reduce CIGNA's other postretirement benefit liability by $110 million. The reduction of the liability is being amortized into income over the average remaining employee service period, approximately 17 years, through a reduction of the expense for postretirement benefits other than pensions allocated to the Company.

  An employer's postretirement benefit liability is primarily measured by determining the present value of the projected future costs of health benefits based on an estimate of health care cost trend rates. Expense for postretirement benefits other than pensions allocated to the Company totalled $16 million for 1996, $20 million for 1995 and $28 million for 1994. The other postretirement benefit liability included in Accounts Payable, Accrued Expenses and Other Liabilities as of December 31, 1996 and 1995 was $424 million and $427 million, including net intercompany payables of $40 million and $28 million, respectively, for services provided by affiliates' employees.

  C) OTHER POSTEMPLOYMENT BENEFITS: The Company provides certain salary continuation (severance and disability), health care and life insurance benefits to inactive and former employees, spouses and other eligible dependents through various employee benefit plans sponsored by CIGNA.

  Although severance benefits accumulate with additional service, the Company recognizes severance expense when severance is probable and the costs can be reasonably estimated. Postemployment benefits other than severance generally do not vest or accumulate; therefore, the estimated cost of benefits is accrued when determined to be probable and estimable, generally upon disability or termination. See Note 10 for additional information regarding severance accrued as part of cost reduction initiatives.

  D) CAPITAL ACCUMULATION PLANS: CIGNA sponsors various capital accumulation plans in which employee contributions on a pre-tax basis (401(k)) are supplemented by CIGNA matching contributions. Contributions are invested, at the election of the employee, in one or more of the following investments: CIGNA common stock fund, several non-CIGNA stock and bond portfolios and a fixed-income fund. The Company's allocated expense for such plans totaled $16 million for 1996 and $14 million for each of 1995 and 1994.

NOTE 8 -- REINSURANCE

  In the normal course of business, the Company enters into agreements, primarily relating to short-duration contracts, to assume and cede reinsurance with other insurance companies. Reinsurance is ceded primarily to limit losses from large exposures and to permit recovery of a portion of direct losses, although ceded reinsurance does not relieve the originating insurer of liability. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristic of its reinsurers.

  Failure of reinsurers to indemnify the Company, as a result of reinsurer insolvencies and disputes, could result in losses. As of December 31, 1996 and 1995 there were no allowances for uncollectible amounts. While future charges for unrecoverable reinsurance may materially affect results of operations in future periods, such amounts are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  The effects of reinsurance on net earned premiums and fees for the year ended December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                           1996       1995       1994
-----------------------------------------------------------------------------------------------------
SHORT-DURATION CONTRACTS
Premiums and fees:
  Direct............................................................  $   3,709  $   3,374  $   3,419
  Assumed...........................................................        571        818        716
  Ceded.............................................................       (193)      (391)      (291)
-----------------------------------------------------------------------------------------------------
Net earned premiums and fees........................................  $   4,087  $   3,801  $   3,844
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------

LONG-DURATION CONTRACTS
Premiums and fees:
  Direct............................................................  $   1,228  $   1,189  $   1,068
  Assumed...........................................................        165        127        126
  Ceded.............................................................       (166)      (119)       (78)
-----------------------------------------------------------------------------------------------------
Net earned premiums and fees........................................  $   1,227  $   1,197  $   1,116
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------

  The effects of reinsurance on written premiums and fees for short-duration contracts were not materially different from the amounts shown in the above table. Benefits, losses and settlement expenses for 1996, 1995 and 1994 were net of reinsurance recoveries of $359 million, $442 million and $415 million, respectively.

NOTE 9 -- LEASES AND RENTALS

  Rental expenses for operating leases, principally with respect to buildings, amounted to $68 million, $60 million and $62 million in 1996, 1995 and 1994, respectively.

  As of December 31, 1996, future net minimum rental payments under non-cancelable operating leases were $128 million, payable as follows: 1997 - $42 million; 1998 - $31 million; 1999 - $27 million; 2000 - $13 million; 2001 -
$6 million; and $9 million thereafter.

NOTE 10 -- SEGMENT INFORMATION

  The Company operates principally in three segments: Employee Life and Health Benefits, Employee Retirement and Savings Benefits, and Individual Financial Services. Other Operations consists principally of the results of the Company's settlement annuity business.

  Summarized financial information with respect to the business segments for the year ended and as of December 31 was as follows:

--------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                        1996       1995       1994
--------------------------------------------------------------------------------------------------
REVENUES
Employee Life and Health Benefits................................  $   4,510  $   4,243  $   4,194
Employee Retirement and Savings Benefits.........................      1,899      1,914      1,887
Individual Financial Services....................................      1,950      1,800      1,546
Other Operations.................................................        200        181        173
--------------------------------------------------------------------------------------------------
Total............................................................  $   8,559  $   8,138  $   7,800
--------------------------------------------------------------------------------------------------
                                                                   -------------------------------

INCOME (LOSS) BEFORE INCOME TAXES
Employee Life and Health Benefits................................  $     287  $     294  $     323
Employee Retirement and Savings Benefits.........................        293        232        258
Individual Financial Services....................................        298        252        237
Other Operations.................................................         (8)       (17)       (44)
--------------------------------------------------------------------------------------------------
Total............................................................  $     870  $     761  $     774
--------------------------------------------------------------------------------------------------
                                                                   -------------------------------

IDENTIFIABLE ASSETS
Employee Life and Health Benefits................................  $   7,065  $   7,629  $   7,197
Employee Retirement and Savings Benefits.........................     40,122     37,609     33,588
Individual Financial Services....................................     17,930     16,189     12,612
Other Operations.................................................      2,398      2,569      2,111
--------------------------------------------------------------------------------------------------
Total............................................................  $  67,515  $  63,996  $  55,508
--------------------------------------------------------------------------------------------------
                                                                   -------------------------------

  During 1995, the Company recorded a $13 million pre-tax charge, included in Other Operating Expenses, for cost reduction initiatives in the Employee Life and Health Benefits segment. The charge consisted primarily of severance-related expenses representing costs associated with nonvoluntary employee terminations covering approximately 1,100 employees. The cash outlays associated with the restructuring initiatives began in the third quarter of 1995 and will continue through 1997, with $6 million paid in 1996. As of December 31, 1996, $7 million of severance was paid to 625 terminated employees. The Company has funded, and will continue to fund, these costs through liquid assets, and such funding has not and will not have a material adverse effect on its liquidity.

NOTE 11 -- CONTINGENCIES

  A) FINANCIAL GUARANTEES: The Company is contingently liable for financial guarantees provided in the ordinary course of business on the repayment of principal and interest on certain industrial revenue bonds. The contractual amounts of financial guarantees reflect the Company's maximum exposure to credit loss in the event of nonperformance. To limit the Company's exposure in the event of default of any guaranteed obligation, various programs are in place to ascertain the creditworthiness of guaranteed parties and to monitor this status on a periodic basis.

  The industrial revenue bonds guaranteed directly by the Company have remaining maturities of up to 19 years. The guarantees provide for payment of debt service only as it becomes due; consequently, an event of default would not cause an acceleration of scheduled principal and interest payments. The principal amount of the bonds guaranteed by the Company at December 31, 1996 and 1995 was $234 million and $266 million, respectively. Revenues in connection with industrial revenue bond guarantees are derived principally from equity participations in the related projects and are included in Net Investment Income as earned. Loss reserves for financial guarantees are established when a default has occurred or when the Company believes that a loss has been incurred. During 1994, losses for industrial revenue bonds were $1 million. There were no such losses in 1996 and 1995.

  The Company also guarantees a minimum level of benefits for certain separate account contracts and, in the event that separate account assets are insufficient to fund minimum policy benefits, the Company is obligated to fund the difference. As of December 31, 1996 and 1995, the amount of minimum benefit guarantees for separate account contracts was $4.9 billion and $5.1 billion, respectively. Reserves in addition to the separate account liabilities are established when the Company believes a payment will be required under one of these guarantees. No such reserves were required as of December 31, 1996 and 1995. Guarantee fees are part of the overall management fee charged to separate accounts and are recognized in income as earned.

  Although the ultimate outcome of any loss contingencies arising from the Company's financial guarantees may adversely affect results of operations in future periods, they are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  B) REGULATORY AND INDUSTRY DEVELOPMENTS: The Company's businesses are subject to a changing social, economic, legal, legislative and regulatory environment that could affect them. Some of the changes include initiatives to: change certain federal corporate tax laws; restrict insurance pricing and the application of underwriting standards; reform health care; and expand regulation. Some of the more significant issues are discussed below.

  In August 1996, Congress passed legislation that phases out over a three-year period the tax deductibility of policy loan interest for most leveraged corporate-owned life insurance (COLI) products. For 1996, 31% of revenues and 29% of operating income for the Individual Financial Services segment were from leveraged COLI products that are affected by this legislation. The effect of the legislation on this segment's income is not expected to be material through 1998. Beginning in 1999, the effect of the legislation is uncertain; however, it could have a material adverse effect on the segment's income. The Company does not expect this legislation to have a material effect on its consolidated results of operations, liquidity or financial condition.

  The Company expects proposals for federal and state legislation seeking some health care insurance reforms. Due to uncertainties associated with the timing and content of any health care legislation, the effect on the Company's future results of operations, liquidity or financial condition cannot be reasonably estimated at this time.

  The National Association of Insurance Commissioners is currently developing standardized statutory accounting principles, which are scheduled to take effect in 1999. The effect on the Company's statutory net income, surplus and liquidity cannot be reasonably estimated at this time.

  In recent years, the number of insurance companies that are impaired or insolvent has increased. This is expected to result in an increase in mandatory assessments by state guaranty funds of, or voluntary payments by, solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company recorded pre-tax charges of $53.9 million, $37.0 million and $27.9 million for 1996, 1995 and 1994, respectively, for guaranty fund assessments that can be reasonably estimated before giving effect to future premium tax recoveries. Although future assessments and payments may adversely affect results of operations in future periods, such amounts are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  The eventual effect on the Company of the changing environment in which it operates remains uncertain.

  C) LITIGATION: The Company is routinely engaged in litigation incidental to its business. While the outcome of all litigation involving the Company, including insurance-related litigation, cannot be determined, litigation is not expected to result in losses that differ from recorded reserves by amounts that would be material to results of operations, liquidity or financial condition.

NOTE 12 -- RELATED PARTY TRANSACTIONS

  The Company has assumed the settlement annuity and group pension business written by Life Insurance Company of North America (LINA), an affiliate. Reserves held by the Company with respect to this business were $1.7 billion at December 31, 1996 and 1995.

  The Company cedes long-term disability business to LINA. Reinsurance recoverables from LINA at December 31, 1996 and 1995 were $917 million and $973 million, respectively.

  The Company had lines of credit available from affiliates totaling $600 million at both December 31, 1996 and 1995. All borrowings are payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate plus 1/4 of 1%. Interest expense was $1 million for 1996, 1995 and 1994. As of December 31, 1996 and 1995, there were no borrowings outstanding under such lines.

  The Company extended lines of credit to affiliates totalling $600 million at December 31, 1996 and 1995. All loans are payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate. There were no amounts outstanding as of December 31, 1996 or 1995.

  The Company, together with other CIGNA subsidiaries, has entered into a pooling arrangement known as the CIGNA Corporate Liquidity Account (the Account) for the purpose of maximizing earnings on funds available for short-term investments. Withdrawals from the Account, up to the total amount of the participant's investment in the Account, are allowed on a demand basis. As of December 31, 1996 and 1995, the Company had a balance in the Account of $80 million and $212 million, respectively.

  CIGNA allocates to the Company its share of operating expenses incurred at the corporate level. The Company also allocates a portion of its operating expenses to affiliated companies on whose behalf it performs certain administrative services.

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
FINANCIAL STATEMENTS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

                                    ALGER AMERICAN PORTFOLIO SUB-ACCOUNTS             FIDELITY VIP PORTFOLIO SUB-ACCOUNTS
                               ------------------------------------------------  ---------------------------------------------
                                           LEVERAGED    MIDCAP       SMALL         EQUITY-      MONEY       HIGH
                                 GROWTH      ALLCAP     GROWTH   CAPITALIZATION    INCOME      MARKET      INCOME    OVERSEAS
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------
ASSETS:
Investment in variable
  insurance funds at value.... $18,174,849 $5,583,768 $9,575,698  $14,394,067    $28,183,257 $10,602,830 $4,883,390 $1,894,609
Receivable from Connecticut
  General Life Insurance
  Company.....................      18,958     --         12,788      --              25,905     317,787      6,415     --
Receivable for fund shares
  sold........................     --             342     --            7,106        --          --          --             86
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------
  Total assets................  18,193,807  5,584,110  9,588,486   14,401,173     28,209,162  10,920,617  4,889,805  1,894,695
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------
LIABILITIES:
Payable to Connecticut General
  Life Insurance Company......     --             342     --            7,106        --          --          --             86
Payable for fund shares
  purchased...................      18,958     --         12,788      --              25,905     317,787      6,415     --
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------
  Total liabilities...........      18,958        342     12,788        7,106         25,905     317,787      6,415         86
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------
  Net assets.................. $18,174,849 $5,583,768 $9,575,698  $14,394,067    $28,183,257 $10,602,830 $4,883,390 $1,894,609
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------
FLEXIBLE PAYMENT DEFERRED
  ANNUITY CONTRACTS
Accumulation units
  outstanding.................   1,236,762    347,060    625,799    1,001,691      1,951,707     968,529    426,441    167,414
Net asset value per
  accumulation unit........... $ 13.855323 $15.364036 $14.473761  $ 13.460941    $ 13.679456 $ 10.658014 $10.802349 $10.614394
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------
                               $17,135,737 $5,332,250 $9,057,661  $13,483,704    $26,698,296 $10,322,591 $4,606,568 $1,776,998
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------
FLEXIBLE PAYMENT DEFERRED
  ANNUITY CONTRACTS--NEW YORK
Accumulation units
  outstanding.................      94,174     25,272     51,632       97,173        133,553      10,588     26,114     11,164
Net asset value per
  accumulation unit........... $ 10.655539 $ 9.952430 $10.033269  $  9.368431    $ 10.851716 $ 10.223104 $10.600637 $10.534750
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------
                               $ 1,003,480 $  251,518 $  518,037  $   910,363    $ 1,449,274 $   108,247 $  276,822 $  117,611
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------

Accumulation net assets....... $18,139,217 $5,583,768 $9,575,698  $14,394,067    $28,147,570 $10,430,838 $4,883,390 $1,894,609
Annuity reserves..............      35,632     --         --          --              35,687     171,992     --         --
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------
                               $18,174,849 $5,583,768 $9,575,698  $14,394,067    $28,183,257 $10,602,830 $4,883,390 $1,894,609
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------

                                   FIDELITY VIP II
                                      PORTFOLIO
                                    SUB-ACCOUNTS
                                ---------------------
                                  ASSET    INVESTMENT
                                 MANAGER   GRADE BOND
                                ---------- ----------
ASSETS:
Investment in variable
  insurance funds at value....  $4,203,610 $5,840,585
Receivable from Connecticut
  General Life Insurance
  Company.....................      17,935     12,854
Receivable for fund shares
  sold........................      --         --
                                ---------- ----------
  Total assets................   4,221,545  5,853,439
                                ---------- ----------
LIABILITIES:
Payable to Connecticut General
  Life Insurance Company......      --         --
Payable for fund shares
  purchased...................      17,935     12,854
                                ---------- ----------
  Total liabilities...........      17,935     12,854
                                ---------- ----------
  Net assets..................  $4,203,610 $5,840,585
                                ---------- ----------
                                ---------- ----------
FLEXIBLE PAYMENT DEFERRED
  ANNUITY CONTRACTS
Accumulation units
  outstanding.................     296,224    529,141
Net asset value per
  accumulation unit...........  $12.758423 $10.734479
                                ---------- ----------
                                $3,779,356 $5,680,056
                                ---------- ----------
FLEXIBLE PAYMENT DEFERRED
  ANNUITY CONTRACTS--NEW YORK
Accumulation units
  outstanding.................      39,293     15,245
Net asset value per
  accumulation unit...........  $10.797117 $10.530045
                                ---------- ----------
                                $  424,254 $  160,529
                                ---------- ----------
Accumulation net assets.......  $4,203,610 $5,840,585
Annuity reserves..............      --         --
                                ---------- ----------
                                $4,203,610 $5,840,585
                                ---------- ----------
                                ---------- ----------

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
FINANCIAL STATEMENTS (CONTINUED)
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

                                      MFS SERIES SUB-ACCOUNTS               AMT PORTFOLIO SUB-ACCOUNTS
                                -----------------------------------   --------------------------------------
                                  TOTAL                    WORLD                     LIMITED
                                  RETURN    UTILITIES   GOVERNMENTS    BALANCED   MATURITY BOND    PARTNERS
                                ----------  ----------  -----------   ----------  -------------   ----------
ASSETS:
Investment in variable
  insurance funds at value....  $8,702,389  $2,791,807  $1,507,463    $3,365,177   $3,663,477     $9,696,541
Receivable from Connecticut
  General Life Insurance
  Company.....................      33,090      --          12,939        14,831       12,953         15,097
Receivable for fund shares
  sold........................      --             195      --            --          --              --
                                ----------  ----------  -----------   ----------  -------------   ----------
  Total assets................   8,735,479   2,792,002   1,520,402     3,380,008    3,676,430      9,711,638
                                ----------  ----------  -----------   ----------  -------------   ----------
LIABILITIES:
Payable to Connecticut General
  Life Insurance Company......      --             195      --            --          --              --
Payable for fund shares
  purchased...................      33,090      --          12,939        14,831       12,953         15,097
                                ----------  ----------  -----------   ----------  -------------   ----------
  Total liabilities...........      33,090         195      12,939        14,831       12,953         15,097
                                ----------  ----------  -----------   ----------  -------------   ----------
  Net assets..................  $8,702,389  $2,791,807  $1,507,463    $3,365,177   $3,663,477     $9,696,541
                                ----------  ----------  -----------   ----------  -------------   ----------
                                ----------  ----------  -----------   ----------  -------------   ----------
FLEXIBLE PAYMENT DEFERRED
  ANNUITY CONTRACTS
Accumulation units
  outstanding.................     654,101     203,475     139,111       290,632      330,999        580,564
Net asset value per
  accumulation unit...........  $12.420693  $13.292608  $10.552213    $10.832872   $10.857343     $15.500823
                                ----------  ----------  -----------   ----------  -------------   ----------
                                $8,124,391  $2,704,717  $1,467,933    $3,148,378   $3,593,774     $8,999,227
                                ----------  ----------  -----------   ----------  -------------   ----------
FLEXIBLE PAYMENT DEFERRED
  ANNUITY CONTRACTS--NEW YORK
Accumulation units
  outstanding.................      52,465       7,641       3,788        18,307        6,716         60,560
Net asset value per
  accumulation unit...........  $11.016746  $11.397495  $10.436909    $ 9.983723   $10.377931     $11.514426
                                ----------  ----------  -----------   ----------  -------------   ----------
                                $  577,998  $   87,090  $   39,530    $  182,770   $   69,703     $  697,314
                                ----------  ----------  -----------   ----------  -------------   ----------
Accumulation net assets.......  $8,702,389  $2,791,807  $1,507,463    $3,331,148   $3,663,477     $9,696,541
Annuity reserves..............      --          --          --            34,029      --              --
                                ----------  ----------  -----------   ----------  -------------   ----------
                                $8,702,389  $2,791,807  $1,507,463    $3,365,177   $3,663,477     $9,696,541
                                ----------  ----------  -----------   ----------  -------------   ----------
                                ----------  ----------  -----------   ----------  -------------   ----------

                                OCC ACCUMULATION TRUST SUB-ACCOUNTS*
                                ------------------------------------
                                  GLOBAL
                                  EQUITY       MANAGED    SMALL CAP
                                -----------  -----------  ----------
ASSETS:
Investment in variable
  insurance funds at value....  $10,194,411  $33,126,842  $2,756,326
Receivable from Connecticut
  General Life Insurance
  Company.....................       34,130       47,270      --
Receivable for fund shares
  sold........................      --           --           23,333
                                -----------  -----------  ----------
  Total assets................   10,228,541   33,174,112   2,779,659
                                -----------  -----------  ----------
LIABILITIES:
Payable to Connecticut General
  Life Insurance Company......      --           --           23,333
Payable for fund shares
  purchased...................       34,130       47,270      --
                                -----------  -----------  ----------
  Total liabilities...........       34,130       47,270      23,333
                                -----------  -----------  ----------
  Net assets..................  $10,194,411  $33,126,842  $2,756,326
                                -----------  -----------  ----------
                                -----------  -----------  ----------
FLEXIBLE PAYMENT DEFERRED
  ANNUITY CONTRACTS
Accumulation units
  outstanding.................      732,412    2,301,440     202,106
Net asset value per
  accumulation unit...........  $ 13.347358  $ 13.502565  $12.718827
                                -----------  -----------  ----------
                                $ 9,775,759  $31,075,345  $2,570,551
                                -----------  -----------  ----------
FLEXIBLE PAYMENT DEFERRED
  ANNUITY CONTRACTS--NEW YORK
Accumulation units
  outstanding.................       35,443      176,181      17,578
Net asset value per
  accumulation unit...........  $ 10.785929  $ 11.432399  $10.568440
                                -----------  -----------  ----------
                                $   382,281  $ 2,014,174  $  185,775
                                -----------  -----------  ----------
Accumulation net assets.......  $10,158,040  $33,089,519  $2,756,326
Annuity reserves..............       36,371       37,323      --
                                -----------  -----------  ----------
                                $10,194,411  $33,126,842  $2,756,326
                                -----------  -----------  ----------
                                -----------  -----------  ----------

------------------------------

* Formerly Quest for Value Accumulation Trust

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
FINANCIAL STATEMENTS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                     ALGER AMERICAN PORTFOLIO SUB-ACCOUNTS             FIDELITY VIP PORTFOLIO SUB-ACCOUNTS
                                ------------------------------------------------   -------------------------------------------
                                            LEVERAGED    MIDCAP       SMALL         EQUITY-     MONEY      HIGH
                                  GROWTH     ALLCAP      GROWTH   CAPITALIZATION     INCOME     MARKET   INCOME *  OVERSEAS **
                                ----------  ---------   --------  --------------   ----------  --------  --------  -----------
INVESTMENT INCOME:
Dividends.....................  $    5,644  $  --       $  --       $ --           $   11,853  $572,187  $  --       $--

EXPENSES:
Mortality and expense risk and
  administrative charges......     143,341     48,267     67,601      126,196         221,540   143,360    19,299      5,307
                                ----------  ---------   --------  --------------   ----------  --------  --------  -----------
  Net investment gain
    (loss)....................    (137,697)   (48,267)   (67,601)    (126,196)       (209,687)  428,827   (19,299)    (5,307)
                                ----------  ---------   --------  --------------   ----------  --------  --------  -----------

NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Capital distribution from
  portfolio sponsors..........     238,605     30,845     87,714       34,967         339,772     --        --        --
Net realized gain (loss) on
  share transactions..........      (9,498)   (22,790)    (6,893)     (33,203)            749     --         (241)       168
                                ----------  ---------   --------  --------------   ----------  --------  --------  -----------
  Net realized gain (loss)....     229,107      8,055     80,821        1,764         340,521     --         (241)       168
Net unrealized gain...........   1,131,951    218,998    345,620      109,613       2,059,625     --      196,922     64,159
                                ----------  ---------   --------  --------------   ----------  --------  --------  -----------
  Net realized and unrealized
    gain on investments.......   1,361,058    227,053    426,441      111,377       2,400,146     --      196,681     64,327
                                ----------  ---------   --------  --------------   ----------  --------  --------  -----------

INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................  $1,223,361  $ 178,786   $358,840    $ (14,819)     $2,190,459  $428,827  $177,382    $59,020
                                ----------  ---------   --------  --------------   ----------  --------  --------  -----------
                                ----------  ---------   --------  --------------   ----------  --------  --------  -----------

                                  FIDELITY VIP II
                                     PORTFOLIO
                                    SUB-ACCOUNTS
                                --------------------
                                 ASSET    INVESTMENT
                                MANAGER   GRADE BOND
                                --------  ----------
INVESTMENT INCOME:
Dividends.....................  $ 28,793   $ 90,885
EXPENSES:
Mortality and expense risk and
  administrative charges......    32,701     46,709
                                --------  ----------
  Net investment gain
    (loss)....................    (3,908)    44,176
                                --------  ----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Capital distribution from
  portfolio sponsors..........    23,742     --
Net realized gain (loss) on
  share transactions..........      (551)   (39,580)
                                --------  ----------
  Net realized gain (loss)....    23,191    (39,580)
Net unrealized gain...........   318,766    134,649
                                --------  ----------
  Net realized and unrealized
    gain on investments.......   341,957     95,069
                                --------  ----------
INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................  $338,049   $139,245
                                --------  ----------
                                --------  ----------

------------------------

*   Period from May 22, 1996 (date deposits first received) to December 31, 1996

**  Period from May 20, 1996 (date deposits first received) to December 31, 1996

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
FINANCIAL STATEMENTS (CONTINUED)
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                                    AMT PORTFOLIO
                                                                                                     SUB-ACCOUNTS
                                                                MFS SERIES SUB-ACCOUNTS        ------------------------
                                                          -----------------------------------                LIMITED
                                                            TOTAL                    WORLD                   MATURITY
                                                            RETURN    UTILITIES   GOVERNMENTS   BALANCED       BOND
                                                          ----------  ----------  -----------  ----------  ------------
INVESTMENT INCOME:
Dividends...............................................  $  131,034  $   64,106   $  --       $   28,644   $  112,452

EXPENSES:
Mortality and expense risk and administrative charges...      60,653      20,389      12,757       29,014       29,820
                                                          ----------  ----------  -----------  ----------  ------------
  Net investment gain (loss)............................      70,381      43,717     (12,757)        (370)      82,632
                                                          ----------  ----------  -----------  ----------  ------------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Capital distribution from portfolio sponsors............      57,008     166,334      --          159,289       --
Net realized gain (loss) on share transactions..........       2,967        (387)        103         (232)         110
                                                          ----------  ----------  -----------  ----------  ------------
  Net realized gain.....................................      59,975     165,947         103      159,057          110
Net unrealized gain (loss)..............................     468,302      99,863      61,456      (27,931)       8,894
                                                          ----------  ----------  -----------  ----------  ------------
  Net realized and unrealized gain
    on investments......................................     528,277     265,810      61,559      131,126        9,004
                                                          ----------  ----------  -----------  ----------  ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  598,658  $  309,527   $  48,802   $  130,756   $   91,636
                                                          ----------  ----------  -----------  ----------  ------------
                                                          ----------  ----------  -----------  ----------  ------------


                                                                                  OCC ACCUMULATION
                                                                                TRUST SUB-ACCOUNTS *
                                                                        ------------------------------------
                                                                          GLOBAL
                                                            PARTNERS      EQUITY      MANAGED     SMALL CAP
                                                          ------------  ----------  ------------  ----------
INVESTMENT INCOME:
Dividends...............................................  $      6,470  $   36,437  $    119,991  $    9,776
EXPENSES:
Mortality and expense risk and administrative charges...        64,981      76,755       245,571      19,273
                                                          ------------  ----------  ------------  ----------
  Net investment gain (loss)............................       (58,511)    (40,318)     (125,580)     (9,497)
                                                          ------------  ----------  ------------  ----------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Capital distribution from portfolio sponsors............        80,881      54,017        76,525      25,134
Net realized gain (loss) on share transactions..........        (2,019)     (2,096)          412        (217)
                                                          ------------  ----------  ------------  ----------
  Net realized gain.....................................        78,862      51,921        76,937      24,917
Net unrealized gain (loss)..............................     1,271,284     767,457     3,785,792     239,507
                                                          ------------  ----------  ------------  ----------
  Net realized and unrealized gain
    on investments......................................     1,350,146     819,378     3,862,729     264,424
                                                          ------------  ----------  ------------  ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  1,291,635  $  779,060  $  3,737,149  $  254,927
                                                          ------------  ----------  ------------  ----------
                                                          ------------  ----------  ------------  ----------

------------------------

* Formerly Quest for Value Accumulation Trust

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
FINANCIAL STATEMENTS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                  ALGER AMERICAN PORTFOLIO SUB-ACCOUNTS                 FIDELITY VIP PORTFOLIO SUB-ACCOUNTS
                           ---------------------------------------------------   --------------------------------------------------
                                        LEVERAGED     MIDCAP        SMALL          EQUITY-       MONEY         HIGH
                             GROWTH       ALLCAP      GROWTH    CAPITALIZATION     INCOME        MARKET      INCOME *   OVERSEAS **
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------
OPERATIONS:
Net investment gain
  (loss).................  $  (137,697) $  (48,267) $  (67,601)  $  (126,196)    $  (209,687) $    428,827  $  (19,299) $   (5,307)
Net realized gain
  (loss).................      229,107       8,055      80,821         1,764         340,521       --             (241)        168
Net unrealized gain......    1,131,951     218,998     345,620       109,613       2,059,625       --          196,922      64,159
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------
  Net increase (decrease)
    from operations......    1,223,361     178,786     358,840       (14,819)      2,190,459       428,827     177,382      59,020
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------
ACCUMULATION AND ANNUITY
  UNIT TRANSACTIONS:
Participant deposits.....   10,783,257   3,476,529   4,553,845     8,786,778      15,889,145    30,385,963   2,685,680   1,005,559
Participant transfers....    2,602,802     772,742   2,723,340     2,632,177       5,222,220   (26,362,351)  2,257,438     834,182
Participant
  withdrawals............     (294,588)    (53,503)    (98,852)     (281,569)     (1,664,909)     (825,252)   (237,110)     (4,152)
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------
  Net increase from
    participant
    transactions.........   13,091,471   4,195,768   7,178,333    11,137,386      19,446,456     3,198,360   4,706,008   1,835,589
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------
    Total increase in net
      assets.............   14,314,832   4,374,554   7,537,173    11,122,567      21,636,915     3,627,187   4,883,390   1,894,609
NET ASSETS:
Beginning of period......    3,860,017   1,209,214   2,038,525     3,271,500       6,546,342     6,975,643      --          --
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------
End of period............  $18,174,849  $5,583,768  $9,575,698   $14,394,067     $28,183,257  $ 10,602,830  $4,883,390  $1,894,609
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------
PARTICIPANT ACCUMULATION
  UNIT TRANSACTIONS
  (IN UNITS):
Participant deposits.....      754,789     213,846     291,599       581,020       1,139,160     2,865,808     244,193      87,926
Participant transfers....      195,742      49,618     185,959       191,180         402,052    (2,484,424)    204,741      79,892
Participant
  withdrawals............      (25,418)     (3,428)     (7,294)      (20,391)       (129,246)      (93,711)    (22,493)       (404)
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------
  Net increase in units
    from participant
    transactions.........      925,113     260,036     470,264       751,809       1,411,966       287,673     426,441     167,414
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------
PARTICIPANT ACCUMULATION
  UNIT TRANSACTIONS--
  NEW YORK CONTRACTS (IN
  UNITS):
Participant deposits.....       93,002      25,103      46,487        96,924         132,166        46,734      14,874      11,029
Participant transfers....        1,503         354       5,303           718           2,507       (35,793)     11,453         135
Participant
  withdrawals............         (331)       (185)       (158)         (469)         (1,120)         (353)       (213)     --
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------
  Net increase in units
    from participant
    transactions.........       94,174      25,272      51,632        97,173         133,553        10,588      26,114      11,164
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------

                               FIDELITY VIP II
                           PORTFOLIO SUB-ACCOUNTS
                           -----------------------
                             ASSET     INVESTMENT
                            MANAGER    GRADE BOND
                           ----------  -----------
OPERATIONS:
Net investment gain
  (loss).................  $   (3,908) $   44,176
Net realized gain
  (loss).................      23,191     (39,580)
Net unrealized gain......     318,766     134,649
                           ----------  -----------
  Net increase (decrease)
    from operations......     338,049     139,245
                           ----------  -----------
ACCUMULATION AND ANNUITY
  UNIT TRANSACTIONS:
Participant deposits.....   2,404,033   4,267,300
Participant transfers....     837,140     (43,936)
Participant
  withdrawals............     (79,225)    (43,602)
                           ----------  -----------
  Net increase from
    participant
    transactions.........   3,161,948   4,179,762
                           ----------  -----------
    Total increase in net
      assets.............   3,499,997   4,319,007
NET ASSETS:
Beginning of period......     703,613   1,521,578
                           ----------  -----------
End of period............  $4,203,610  $5,840,585
                           ----------  -----------
                           ----------  -----------
PARTICIPANT ACCUMULATION
  UNIT TRANSACTIONS
  (IN UNITS):
Participant deposits.....     171,951     398,943
Participant transfers....      69,399     (10,014)
Participant
  withdrawals............      (7,501)     (4,135)
                           ----------  -----------
  Net increase in units
    from participant
    transactions.........     233,849     384,794
                           ----------  -----------
                           ----------  -----------
PARTICIPANT ACCUMULATION
  UNIT TRANSACTIONS--
  NEW YORK CONTRACTS (IN
  UNITS):
Participant deposits.....      39,182       9,623
Participant transfers....         111       5,734
Participant
  withdrawals............      --            (112)
                           ----------  -----------
  Net increase in units
    from participant
    transactions.........      39,293      15,245
                           ----------  -----------
                           ----------  -----------

------------------------------
* Period from May 22, 1996 (date deposits first received) to December 31, 1996 ** Period from May 20, 1996 (date deposits first received) to December 31, 1996

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
FINANCIAL STATEMENTS (CONTINUED)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                                                  OCC
                                                                                                              ACCUMULATION
                                                                                                                 TRUST
                                                                                                              SUB-ACCOUNTS
                                      MFS SERIES SUB-ACCOUNTS               AMT PORTFOLIO SUB-ACCOUNTS        *
                                -----------------------------------   --------------------------------------  -----------
                                  TOTAL                    WORLD                     LIMITED                    GLOBAL
                                  RETURN    UTILITIES   GOVERNMENTS    BALANCED   MATURITY BOND    PARTNERS     EQUITY
                                ----------  ----------  -----------   ----------  -------------   ----------  -----------
OPERATIONS:
Net investment gain (loss)....  $   70,381  $   43,717  $  (12,757)   $     (370)  $   82,632     $  (58,511) $   (40,318)
Net realized gain.............      59,975     165,947         103       159,057          110         78,862       51,921
Net unrealized gain (loss)....     468,302      99,863      61,456       (27,931)       8,894      1,271,284      767,457
                                ----------  ----------  -----------   ----------  -------------   ----------  -----------
  Net increase from
    operations................     598,658     309,527      48,802       130,756       91,636      1,291,635      779,060
                                ----------  ----------  -----------   ----------  -------------   ----------  -----------
ACCUMULATION AND ANNUITY UNIT
  TRANSACTIONS:
Participant deposits..........   4,811,832   1,302,058     895,119     1,994,125    1,858,603      4,552,441    5,606,065
Participant transfers.........   1,778,613     721,609     229,235       421,781      669,231      2,538,705    2,295,536
Participant withdrawals.......    (126,130)    (54,286)     (8,402)      (59,302)     (82,873)      (209,905)    (124,119)
                                ----------  ----------  -----------   ----------  -------------   ----------  -----------
  Net increase from
    participant
    transactions..............   6,464,315   1,969,381   1,115,952     2,356,604    2,444,961      6,881,241    7,777,482
                                ----------  ----------  -----------   ----------  -------------   ----------  -----------
    Total increase in net
      assets..................   7,062,973   2,278,908   1,164,754     2,487,360    2,536,597      8,172,876    8,556,542
NET ASSETS:
Beginning of period...........   1,639,416     512,899     342,709       877,817    1,126,880      1,523,665    1,637,869
                                ----------  ----------  -----------   ----------  -------------   ----------  -----------
End of period.................  $8,702,389  $2,791,807  $1,507,463    $3,365,177   $3,663,477     $9,696,541  $10,194,411
                                ----------  ----------  -----------   ----------  -------------   ----------  -----------
                                ----------  ----------  -----------   ----------  -------------   ----------  -----------
PARTICIPANT ACCUMULATION UNIT
  TRANSACTIONS (IN UNITS):
Participant deposits..........     366,797     107,723      83,745       170,775      169,499        292,130      414,885
Participant transfers.........     150,703      56,058      22,912        43,636       62,483        177,633      191,626
Participant withdrawals.......     (12,384)     (5,435)       (890)       (9,256)      (7,823)       (14,893)     (13,386)
                                ----------  ----------  -----------   ----------  -------------   ----------  -----------
  Net increase in units from
    participant
    transactions..............     505,116     158,346     105,767       205,155      224,159        454,870      593,125
                                ----------  ----------  -----------   ----------  -------------   ----------  -----------
                                ----------  ----------  -----------   ----------  -------------   ----------  -----------
PARTICIPANT ACCUMULATION UNIT
  TRANSACTIONS--NEW YORK
  CONTRACTS (IN UNITS):
Participant deposits..........      52,285       6,315       3,803        18,125        6,724         55,862       35,481
Participant transfers.........         702       1,361      --               187      --               5,215           (4)
Participant withdrawals.......        (522)        (35)        (15)           (5)          (8)          (517)         (34)
                                ----------  ----------  -----------   ----------  -------------   ----------  -----------
  Net increase in units from
    participant
    transactions..............      52,465       7,641       3,788        18,307        6,716         60,560       35,443
                                ----------  ----------  -----------   ----------  -------------   ----------  -----------
                                ----------  ----------  -----------   ----------  -------------   ----------  -----------


                                               SMALL
                                  MANAGED       CAP
                                -----------  ----------
OPERATIONS:
Net investment gain (loss)....  $  (125,580) $   (9,497)
Net realized gain.............       76,937      24,917
Net unrealized gain (loss)....    3,785,792     239,507
                                -----------  ----------
  Net increase from
    operations................    3,737,149     254,927
                                -----------  ----------
ACCUMULATION AND ANNUITY UNIT
  TRANSACTIONS:
Participant deposits..........   17,033,548   1,053,997
Participant transfers.........    7,398,554     835,481
Participant withdrawals.......     (464,195)    (17,732)
                                -----------  ----------
  Net increase from
    participant
    transactions..............   23,967,907   1,871,746
                                -----------  ----------
    Total increase in net
      assets..................   27,705,056   2,126,673
NET ASSETS:
Beginning of period...........    5,421,786     629,653
                                -----------  ----------
End of period.................  $33,126,842  $2,756,326
                                -----------  ----------
                                -----------  ----------
PARTICIPANT ACCUMULATION UNIT
  TRANSACTIONS (IN UNITS):
Participant deposits..........    1,252,898      76,630
Participant transfers.........      600,178      68,956
Participant withdrawals.......      (38,164)     (1,484)
                                -----------  ----------
  Net increase in units from
    participant
    transactions..............    1,814,912     144,102
                                -----------  ----------
                                -----------  ----------
PARTICIPANT ACCUMULATION UNIT
  TRANSACTIONS--NEW YORK
  CONTRACTS (IN UNITS):
Participant deposits..........      172,222      17,377
Participant transfers.........        5,188         222
Participant withdrawals.......       (1,229)        (21)
                                -----------  ----------
  Net increase in units from
    participant
    transactions..............      176,181      17,578
                                -----------  ----------
                                -----------  ----------

------------------------------
* Formerly Quest for Value Accumulation Trust

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
FINANCIAL STATEMENTS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM INCEPTION (DATE DEPOSITS FIRST RECEIVED) TO DECEMBER 31,
1995

                                              ALGER AMERICAN PORTFOLIO SUB-ACCOUNTS
                                -----------------------------------------------------------------
                                                   LEVERAGED          MIDCAP           SMALL
                                    GROWTH           ALLCAP           GROWTH       CAPITALIZATION
                                --------------   --------------   --------------   --------------
Inception date................  April 12, 1995     June 2, 1995   April 10, 1995   April 10, 1995
OPERATIONS:
Net investment gain (loss)....    $   (9,984)      $   (3,487)      $   (5,589)      $   (8,458)
Net realized gain.............           977              947            1,696            1,901
Net unrealized gain (loss)....        (4,368)          33,801          (36,557)         (95,387)
                                --------------   --------------   --------------   --------------
  Net increase (decrease) from
    operations................       (13,375)          31,261          (40,450)        (101,944)
                                --------------   --------------   --------------   --------------
ACCUMULATION UNIT
  TRANSACTIONS:...............
Participant deposits..........     3,123,028        1,060,357        1,501,932        2,657,000
Participant transfers.........       758,535          120,303          580,520          720,359
Participant withdrawals.......        (8,171)          (2,707)          (3,477)          (3,915)
                                --------------   --------------   --------------   --------------
  Net increase from
    participant
    transactions..............     3,873,392        1,177,953        2,078,975        3,373,444
                                --------------   --------------   --------------   --------------
    Total increase in net
      assets..................     3,860,017        1,209,214        2,038,525        3,271,500
NET ASSETS:...................
Beginning of period...........       --               --               --               --
                                --------------   --------------   --------------   --------------
End of period.................    $3,860,017       $1,209,214       $2,038,525       $3,271,500
                                --------------   --------------   --------------   --------------
                                --------------   --------------   --------------   --------------
PARTICIPANT ACCUMULATION UNIT
  TRANSACTIONS (IN UNITS):
Participant deposits..........       251,529           78,344          119,409          197,891
Participant transfers.........        60,779            8,865           36,391           52,277
Participant withdrawals.......          (659)            (185)            (265)            (286)
                                --------------   --------------   --------------   --------------
  Net increase in units from
    participant
    transactions..............       311,649           87,024          155,535          249,882
                                --------------   --------------   --------------   --------------
                                --------------   --------------   --------------   --------------

                                         FIDELITY VIP                     FIDELITY VIP II
                                    PORTFOLIO SUB-ACCOUNTS            PORTFOLIO SUB-ACCOUNTS
                                -------------------------------   -------------------------------
                                   EQUITY-           MONEY            ASSET          INVESTMENT
                                    INCOME           MARKET          MANAGER         GRADE BOND
                                --------------   --------------   --------------   --------------
Inception date................  April 10, 1995     June 8, 1995   April 12, 1995    July 18, 1995
OPERATIONS:
Net investment gain (loss)....    $   22,188      $    149,438       $ (1,848)       $   (1,661)
Net realized gain.............         1,932          --                    9               195
Net unrealized gain (loss)....       268,841          --               26,341            24,098
                                --------------   --------------   --------------   --------------
  Net increase (decrease) from
    operations................       292,961           149,438         24,502            22,632
                                --------------   --------------   --------------   --------------
ACCUMULATION UNIT
  TRANSACTIONS:...............
Participant deposits..........     4,631,355        18,278,638        392,841           532,583
Participant transfers.........     1,625,177       (11,136,841)       286,354           971,815
Participant withdrawals.......        (3,151)         (315,592)           (84)           (5,452)
                                --------------   --------------   --------------   --------------
  Net increase from
    participant
    transactions..............     6,253,381         6,826,205        679,111         1,498,946
                                --------------   --------------   --------------   --------------
    Total increase in net
      assets..................     6,546,342         6,975,643        703,613         1,521,578
NET ASSETS:...................
Beginning of period...........       --               --              --                --
                                --------------   --------------   --------------   --------------
End of period.................    $6,546,342      $  6,975,643       $703,613        $1,521,578
                                --------------   --------------   --------------   --------------
                                --------------   --------------   --------------   --------------
PARTICIPANT ACCUMULATION UNIT
  TRANSACTIONS (IN UNITS):
Participant deposits..........       397,069         2,022,159         37,964            54,214
Participant transfers.........       142,943        (1,288,028)        24,419            90,676
Participant withdrawals.......          (271)          (53,275)            (8)             (543)
                                --------------   --------------   --------------   --------------
  Net increase in units from
    participant
    transactions..............       539,741           680,856         62,375           144,347
                                --------------   --------------   --------------   --------------
                                --------------   --------------   --------------   --------------

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
FINANCIAL STATEMENTS (CONTINUED)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM INCEPTION (DATE DEPOSITS FIRST RECEIVED) TO DECEMBER 31,
1995

                                         MFS SERIES SUB-ACCOUNTS                       AMT PORTFOLIO SUB-ACCOUNTS
                                ------------------------------------------   ----------------------------------------------
                                   TOTAL                          WORLD                         LIMITED
                                   RETURN        UTILITIES     GOVERNMENTS     BALANCED      MATURITY BOND      PARTNERS
                                ------------   -------------   -----------   -------------   -------------   --------------
                                                                   July 7,
Inception date................  July 7, 1995   July 27, 1995          1995   July 18, 1995     May 3, 1995   April 12, 1995
OPERATIONS:
Net investment gain (loss)....   $   26,717      $  7,004       $ 31,279       $ (2,421)      $   (3,879)      $   (3,539)
Net realized gain (loss)......       29,452        19,838        (21,937)         1,133               27              (48)
Net unrealized gain (loss)....       33,974         7,914         --                408           28,898           54,000
                                ------------   -------------   -----------   -------------   -------------   --------------
  Net increase (decrease) from
    operations................       90,143        34,756          9,342           (880)          25,046           50,413
                                ------------   -------------   -----------   -------------   -------------   --------------
ACCUMULATION UNIT
  TRANSACTIONS:
Participant deposits..........      934,440       174,285        297,436        716,989          363,173        1,246,722
Participant transfers.........      615,736       303,858         36,136        163,266          742,806          229,996
Participant withdrawals.......         (903)       --               (205)        (1,558)          (4,145)          (3,466)
                                ------------   -------------   -----------   -------------   -------------   --------------
  Net increase from
    participant
    transactions..............    1,549,273       478,143        333,367        878,697        1,101,834        1,473,252
                                ------------   -------------   -----------   -------------   -------------   --------------
    Total increase in net
      assets..................    1,639,416       512,899        342,709        877,817        1,126,880        1,523,665
NET ASSETS:
Beginning of period...........      --             --             --             --              --               --
                                ------------   -------------   -----------   -------------   -------------   --------------
End of period.................   $1,639,416      $512,899       $342,709       $877,817       $1,126,880       $1,523,665
                                ------------   -------------   -----------   -------------   -------------   --------------
                                ------------   -------------   -----------   -------------   -------------   --------------
PARTICIPANT ACCUMULATION UNIT
  TRANSACTIONS (IN UNITS):
Participant deposits..........       89,900        16,955         29,898         71,670           35,022          106,298
Participant transfers.........       59,168        28,174          3,466         13,957           72,221           19,681
Participant withdrawals.......          (83)       --                (20)          (150)            (403)            (285)
                                ------------   -------------   -----------   -------------   -------------   --------------
  Net increase in units from
    participant
    transactions..............      148,985        45,129         33,344         85,477          106,840          125,694
                                ------------   -------------   -----------   -------------   -------------   --------------
                                ------------   -------------   -----------   -------------   -------------   --------------

                                     OCC ACCUMULATION TRUST SUB-ACCOUNTS*
                                ----------------------------------------------
                                    GLOBAL                           SMALL
                                    EQUITY          MANAGED           CAP
                                --------------   -------------   -------------

Inception date................  April 10, 1995   June 19, 1995   June 27, 1995
OPERATIONS:
Net investment gain (loss)....    $    1,199      $  (15,465)      $ (1,863)
Net realized gain (loss)......        31,761             663              3
Net unrealized gain (loss)....       (17,464)        234,982         16,355
                                --------------   -------------   -------------
  Net increase (decrease) from
    operations................        15,496         220,180         14,495
                                --------------   -------------   -------------
ACCUMULATION UNIT
  TRANSACTIONS:
Participant deposits..........       917,056       3,661,487        263,145
Participant transfers.........       705,765       1,553,474        353,852
Participant withdrawals.......          (448)        (13,355)        (1,839)
                                --------------   -------------   -------------
  Net increase from
    participant
    transactions..............     1,622,373       5,201,606        615,158
                                --------------   -------------   -------------
    Total increase in net
      assets..................     1,637,869       5,421,786        629,653
NET ASSETS:
Beginning of period...........       --              --              --
                                --------------   -------------   -------------
End of period.................    $1,637,869      $5,421,786       $629,653
                                --------------   -------------   -------------
                                --------------   -------------   -------------
PARTICIPANT ACCUMULATION UNIT
  TRANSACTIONS (IN UNITS):
Participant deposits..........        79,268         344,364         25,109
Participant transfers.........        60,048         143,046         33,069
Participant withdrawals.......           (29)           (882)          (174)
                                --------------   -------------   -------------
  Net increase in units from
    participant
    transactions..............       139,287         486,528         58,004
                                --------------   -------------   -------------
                                --------------   -------------   -------------

------------------------------

*  Formerly Quest for Value Accumulation Trust

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------

1.  ORGANIZATION

    CG Variable Annuity Separate Account II (the Account) is registered as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The operations of the Account are part of the operations of Connecticut General Life Insurance Company (CG Life). The assets and liabilities of the Account are clearly identified and distinguished from other assets and liabilities of CG Life. The assets of the Account are not available to meet the general obligations of CG Life and are held for the exclusive benefit of the participants. Beginning in 1996, the Account included two contract types. One contract is used for all states with the exception of New York; the other is used only for New York. Each contract has its own terms and fees. (See Note 4)

    The assets of the Account are divided into variable sub-accounts each of which is invested in shares of one of nineteen portfolios (mutual funds) of six diversified open-end management investment companies, each portfolio with its own investment objective. The variable sub-accounts are:

    ALGER AMERICAN FUND:--

       Alger American Growth Portfolio

       Alger American Leveraged AllCap Portfolio

       Alger American MidCap Growth Portfolio

       Alger American Small Capitalization Portfolio

    FIDELITY VARIABLE INSURANCE PRODUCTS FUND:--

       Equity-Income Portfolio

       Money Market Portfolio

       High Income Portfolio

       Overseas Portfolio

    FIDELITY VARIABLE INSURANCE PRODUCTS FUND II:--

       Asset Manager Portfolio

       Investment Grade Bond Portfolio

    MFS VARIABLE INSURANCE TRUST:--

       MFS Total Return Series

       MFS Utilities Series

       MFS World Governments Series

    NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST:--

       AMT Balanced Portfolio

       AMT Limited Maturity Bond Portfolio

       AMT Partners Portfolio

    OCC (FORMERLY QUEST FOR VALUE) ACCUMULATION TRUST:--

       OCC Global Equity Portfolio

       OCC Managed Portfolio

       OCC Small Cap Portfolio

2.  SIGNIFICANT ACCOUNTING POLICIES

    These financial statements have been prepared in conformity with generally accepted accounting principles. The following is a summary of significant accounting policies consistently followed in the preparation of the Account's financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
A. INVESTMENT VALUATION: -- Investments held by the sub-accounts are valued at their respective closing net asset value per share as determined by the mutual funds as of December 31, 1996. The change in the difference between cost and value is reflected as unrealized gain (loss) in the Statements of Operations.

B. INVESTMENT TRANSACTIONS: -- Investment transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on sales of investments are determined by the last-in, first-out cost basis of the investment sold. Dividend and capital gain distributions are recorded on the ex-dividend date. Investment transactions are settled through CG Life.

C. FEDERAL INCOME TAXES: -- The operations of the Account form a part of, and are taxed with, the total operations of CG Life, which is taxed as a life insurance company. Under existing federal income tax law, investment income (dividends) and capital gains attributable to the Account are not taxed.

D. ANNUITY RESERVES: -- The amount of annuity reserves is determined by actuarial assumptions which meet statutory requirements. Gains or losses resulting from the actual mortality experience, the responsibility of which is assumed by CG Life, are offset by transfers to or from CG Life.

3.  INVESTMENTS

    Total shares held and cost of investments at December 31, 1996 were:

------------------------------------------------------------------------------------------------------------------
                                                                                          SHARES        COST OF
SUB-ACCOUNT                                                                                HELD       INVESTMENTS
------------------------------------------------------------------------------------------------------------------
Alger American Growth Portfolio......................................................       529,416  $  17,047,266
Alger American Leveraged AllCap Portfolio............................................       288,418      5,330,969
Alger American MidCap Growth Portfolio...............................................       448,510      9,266,635
Alger American Small Capitalization Portfolio........................................       351,847     14,379,841
Fidelity Equity-Income Portfolio.....................................................     1,340,145     25,854,791
Fidelity Money Market Portfolio......................................................    10,602,830     10,602,830
Fidelity High Income Portfolio.......................................................       390,047      4,686,468
Fidelity Overseas Portfolio..........................................................       100,563      1,830,450
Fidelity Asset Manager Portfolio.....................................................       248,294      3,858,503
Fidelity Investment Grade Bond Portfolio.............................................       477,172      5,681,838
MFS Total Return Series..............................................................       634,748      8,200,113
MFS Utilities Series.................................................................       204,378      2,684,030
MFS World Governments Series.........................................................       142,482      1,467,944
AMT Balanced Portfolio...............................................................       211,380      3,392,700
AMT Limited Maturity Bond Portfolio..................................................       260,746      3,625,685
AMT Partners Portfolio...............................................................       588,382      8,371,257
OCC Global Equity Portfolio..........................................................       770,553      9,444,418
OCC Managed Portfolio................................................................       914,853     29,106,068
OCC Small Cap Portfolio..............................................................       121,907      2,500,464
------------------------------------------------------------------------------------------------------------------

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------

3.  INVESTMENTS (CONTINUED)
    Total purchases and sales of shares of the mutual funds, for the year ended December 31, 1996, amounted to:

------------------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                                             PURCHASES        SALES
------------------------------------------------------------------------------------------------------------------
Alger American Growth Portfolio.....................................................  $  13,931,508  $     739,129
Alger American Leveraged AllCap Portfolio...........................................      7,351,139      3,172,793
Alger American MidCap Growth Portfolio..............................................      7,682,758        484,312
Alger American Small Capitalization Portfolio.......................................     14,392,699      3,346,542
Fidelity Equity-Income Portfolio....................................................     21,715,591      2,139,050
Fidelity Money Market Portfolio.....................................................     28,429,874     24,802,687
Fidelity High Income Portfolio*.....................................................      4,876,276        189,567
Fidelity Overseas Portfolio**.......................................................      1,868,587         38,305
Fidelity Asset Manager Portfolio....................................................      3,462,313        280,531
Fidelity Investment Grade Bond Portfolio............................................      6,760,574      2,536,636
MFS Total Return Series.............................................................      6,790,994        199,290
MFS Utilities Series................................................................      2,382,728        203,296
MFS World Governments Series........................................................      1,272,231        169,036
AMT Balanced Portfolio..............................................................      2,909,535        394,012
AMT Limited Maturity Bond Portfolio.................................................      2,728,825        201,232
AMT Partners Portfolio..............................................................      7,173,583        269,972
OCC Global Equity Portfolio.........................................................      9,336,858      1,542,111
OCC Managed Portfolio...............................................................     24,355,269        436,417
OCC Small Cap Portfolio.............................................................      2,036,666        149,283
------------------------------------------------------------------------------------------------------------------

*  Period from May 22, 1996 (date deposits first received) to December 31, 1996.

** Period from May 20, 1996 (date deposits first received) to December 31, 1996.

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------

4.  CHARGES AND DEDUCTIONS

    CG Life assumes the risk that annuitants may live longer than expected and also assumes a mortality risk in connection with the death benefits of the contract. CG Life also assumes a risk that its actual administrative expenses may be higher than amounts deducted for such expenses. CG Life charges each variable sub-account the daily equivalent of 1.20%, on an annual basis, of the current value of each sub-account's assets for the assumption of these risks. For contracts sold in the state of New York, after April 30, 1996, annual fees of 1.25% are charged for mortality and expense risks; .05% of this charge was waived from May 1, 1996 through June 30, 1996.

    CG Life also deducts a daily administrative fee from the assets of each variable sub-account as partial reimbursement for administrative expenses relating to the issuance and maintenance of the contract and the participant's annuity account. This charge is currently at an effective annual rate of .10%. For contracts sold in the state of New York, after April 30, 1996, the effective annual rate is .15%.

    As partial compensation for administrative services provided, CG Life additionally receives a $35 ($30 on New York contracts) annuity account fee per year from each contract. This charge is deducted from the fixed or variable sub-account of the participant or on a pro-rata basis from two or more fixed or variable sub-accounts in relation to their values under the contract. Fixed sub-accounts are part of the general account of CG Life and are not included in these financial statements. The annuity account fee will be waived for any contract year in which the annuity account value equals or exceeds $100,000 as of the last valuation date of the contract year. Annuity account fees, for the variable sub-accounts, amounting to $25,726, were deducted for the year ended December 31, 1996.

    For an additional charge (optional death benefit fee), an optional death benefit may be selected by the participant. The optional death benefit fee will be deducted from the participant's fixed or variable sub-account or on a pro-rata basis from two or more fixed or variable sub-accounts in relation to their values under the contract on the date of each contract anniversary. For contracts that are issued in the state of New York, the optional death benefit is not available. The optional death benefit fees, for the variable sub-accounts, amounted to $856 for the year ended December 31, 1996.

    Under certain circumstances, CG Life reserves the right to charge a transfer fee of up to $10 for transfers between sub-accounts. Transfer fees, for the variable sub-accounts, amounted to $60 for the year ended December 31, 1996.

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------

4.  CHARGES AND DEDUCTIONS (CONTINUED)
    The fees charged by CG Life for mortality and expense risks and administrative fees, from variable sub-accounts, for the year ended December 31, 1996, amounted to:

-----------------------------------------------------------------------------------------------
                                                                        MORTALITY   ASSET BASED
                                                                       AND EXPENSE  ADMINISTRATIVE
SUB-ACCOUNT                                                             RISK FEES      FEES
-----------------------------------------------------------------------------------------------
Alger American Growth Portfolio***...................................   $ 132,199    $  11,142
Alger American Leveraged AllCap Portfolio***.........................      44,522        3,745
Alger American MidCap Growth Portfolio***............................      62,343        5,258
Alger American Small Capitalization Portfolio***.....................     116,366        9,830
Fidelity Equity-Income Portfolio***..................................     204,313       17,227
Fidelity Money Market Portfolio......................................     132,303       11,057
Fidelity High Income Portfolio*......................................      17,787        1,512
Fidelity Overseas Portfolio**........................................       4,882          425
Fidelity Asset Manager Portfolio***..................................      30,139        2,562
Fidelity Investment Grade Bond Portfolio.............................      43,098        3,611
MFS Total Return Series***...........................................      55,882        4,771
MFS Utilities Series.................................................      18,810        1,579
MFS World Governments Series***......................................      11,769          988
AMT Balanced Portfolio***............................................      26,754        2,260
AMT Limited Maturity Bond Portfolio..................................      27,516        2,304
AMT Partners Portfolio***............................................      59,909        5,072
OCC Global Equity Portfolio***.......................................      70,804        5,951
OCC Managed Portfolio***.............................................     226,451       19,120
OCC Small Cap Portfolio***...........................................      17,773        1,500
-----------------------------------------------------------------------------------------------

*   Period from May 22, 1996 (date deposits first received) to December 31,
    1996.

**  Period from May 20, 1996 (date deposits first received) to December 31,
    1996.

*** Mortality and expense risk fees waived, for the period from May 1, 1996 to June 30, 1996, amounted to:

--------------------------------------------------------------------------------
                                                                   MORTALITY AND
                                                                   EXPENSE RISK
SUB-ACCOUNT                                                         FEES WAIVED
--------------------------------------------------------------------------------
Alger American Growth Portfolio..................................    $       2
Alger American Leveraged AllCap Portfolio........................            2
Alger American MidCap Growth Portfolio...........................            3
Alger American Small Capitalization Portfolio....................            7
Fidelity Equity-Income Portfolio.................................           13
Fidelity Asset Manager Portfolio.................................            2
MFS Total Return Series..........................................            4
MFS World Governments Series.....................................            1
AMT Balanced Portfolio...........................................            1
AMT Partners Portfolio...........................................            4
OCC Global Equity Portfolio......................................            3
OCC Managed Portfolio............................................           10
OCC Small Cap Portfolio..........................................            1
--------------------------------------------------------------------------------

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------

4.  CHARGES AND DEDUCTIONS (CONTINUED)
    No deduction for sales charges is made from a premium payment. However, if a cash withdrawal is made, a withdrawal charge (contingent deferred sales charge) may be assessed by CG Life. The withdrawal charge, if assessed, varies from 0-7% depending upon the duration of each contract deposit. The withdrawal charge is deducted from withdrawal proceeds for full withdrawals and reduces the remaining account value for partial withdrawals. These charges are paid to CG Life as reimbursement for services provided. These services include commissions paid to sales personnel, the costs associated with preparation of sales literature and other promotional costs and acquisition expenses. Withdrawal charges paid to CG Life for the variable sub-accounts, for the year ended December 31, 1996, amounted to $39,289.

5.  DISTRIBUTION OF NET INCOME

    The Account does not expect to declare dividends to participants from accumulated net income. The accumulated net income is distributed to participants as part of surrenders, death benefits, transfers to other fixed or variable sub-accounts or annuity payments in excess of net purchase payments.

6.  DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the Code), a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account, on which the contract is based, are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. CG Life believes, based on assurances from the mutual fund managers, that the mutual funds satisfy the requirements of the regulations.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Connecticut General
Life Insurance Company and Participants of the
CG Variable Annuity Separate Account II

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts, Alger American Fund--Alger American Growth Portfolio, Alger American Leveraged AllCap Portfolio, Alger American MidCap Growth Portfolio, Alger American Small Capitalization Portfolio; Fidelity Variable Insurance Products Fund--Equity-Income Portfolio, Money Market Portfolio, High Income Portfolio, Overseas Portfolio; Fidelity Variable Insurance Products Fund II--Asset Manager Portfolio, Investment Grade Bond Portfolio; MFS Variable Insurance Trust--MFS Total Return Series, MFS Utilities Series, MFS World Governments Series; Neuberger & Berman Advisers Management Trust--AMT Balanced Portfolio, AMT Limited Maturity Bond Portfolio, AMT Partners Portfolio; OCC (formerly Quest for Value) Accumulation Trust--OCC Global Equity Portfolio, OCC Managed Portfolio, OCC Small Cap Portfolio (constituting the CG Variable Annuity Separate Account II, hereafter referred to as "the Account") at December 31, 1996, the results of each of their operations and the changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodians, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Hartford, Connecticut
February 20, 1997

               PART B. STATEMENT OF ADDITIONAL INFORMATION NO. 3

                      STATEMENT OF ADDITIONAL INFORMATION

              FLEXIBLE PAYMENT DEFERRED VARIABLE ANNUITY CONTRACTS

                                 Issued through

                    CG VARIABLE ANNUITY SEPARATE ACCOUNT II

                                   Offered by

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY


Home Office Location:                          Mailing Address:
900 Cottage Grove Road                         CIGNA Individual Insurance
Bloomfield, Connecticut                        Annuity & Variable Life Services Center
                                                 Routing S-249
                                               Hartford, Connecticut 06152-2249
                        Telephone: (800) 552-9898

Lockbox Address -- By Mail:                    Lockbox Address -- By Overnight:
Connecticut General Life Insurance Company     Connecticut General Life Insurance Company
P.O. Box 30790                                 c/o Fleet Bank
Hartford, CT 06150                             20 Church Street
                                               20th Floor, MSN275
                                               Hartford, CT 06120
                                               Attn: Lockbox 30790


    This Statement of Additional Information ("Statement") expands upon subjects discussed in the current Prospectus for the Variable Annuity Contracts (the "Contracts") offered by Connecticut General Life Insurance Company through CG Variable Annuity Separate Account II. You may obtain a copy of the Prospectus dated May 1, 1997, by calling (800) 552-9898, or by writing to Annuity & Variable Life Services Center, Routing S-249, Connecticut General Life Insurance Company, Hartford, Connecticut 06152-2249. Terms used in the current Prospectus for the Contracts are incorporated in this Statement.

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS AND CG VARIABLE ANNUITY SEPARATE ACCOUNT II.

Dated: May 1, 1997

                               TABLE OF CONTENTS


                                                                                                                   PAGE
                                                                                                                  -----
THE CONTRACTS -- GENERAL PROVISIONS........................................................................           3
  The Contracts............................................................................................           3
  Loans....................................................................................................           3
  Non-Participating Contracts..............................................................................           3
  Misstatement of Age......................................................................................           3

CALCULATION OF VARIABLE ACCOUNT VALUES.....................................................................           3
  Variable Accumulation Unit Value.........................................................................           3
  Net Investment Factor....................................................................................           4

SAMPLE CALCULATIONS AND TABLES.............................................................................           4
  Variable Account Unit Value Calculations.................................................................           4
  Withdrawal Charge and Market Value Adjustment Tables.....................................................           5

STATE REGULATION OF THE COMPANY............................................................................           6

ADMINISTRATION.............................................................................................           7

ACCOUNT INFORMATION........................................................................................           7

DISTRIBUTION OF THE CONTRACTS..............................................................................           7

CUSTODY OF ASSETS..........................................................................................           7

HISTORICAL PERFORMANCE DATA................................................................................           8
  Money Market Sub-Account Yield...........................................................................           8
  Other Sub-Account Yields.................................................................................           8
  Total Returns............................................................................................           9
  Other Performance Data...................................................................................          10

LEGAL MATTERS..............................................................................................          10

LEGAL PROCEEDINGS..........................................................................................          10

EXPERTS....................................................................................................          10

FINANCIAL STATEMENTS.......................................................................................          10
  Connecticut General Life Insurance Company...............................................................          11
  CG Variable Annuity Separate Account II..................................................................          31

    In order to supplement the description in the Prospectus, the following provides additional information about Connecticut General Life Insurance Company (the "Company") and the Contracts which may be of interest to an Owner. Terms have the same meaning as in the Prospectus, unless otherwise indicated.

                      THE CONTRACTS -- GENERAL PROVISIONS

THE CONTRACTS

    A Contract, attached riders, amendments and any application, form the entire contract. Only the President, a Vice President, a Secretary, a Director, or an Assistant Director of the Company may change or waive any provision in a Contract. Any changes or waivers must be in writing. The Company may change or amend the Contracts if such change or amendment is necessary for the Contracts to comply with or take advantage of any state or federal law, rule or regulation.

LOANS

    Under the Contracts, loans are not permitted.

NON-PARTICIPATING CONTRACTS

    The Contracts do not participate or share in the profits or surplus earnings of the Company.

MISSTATEMENT OF AGE

    If the age of the Annuitant is misstated, any amounts payable by the Company under the Contract will be adjusted to be those amounts which the Premium Payments would have purchased for the correct age, according to the Company's rates in effect on the Date of Issue. Any overpayment by the Company, with interest at the rate of 6% per year, compounded annually, will be charged against the payments to be made next succeeding the adjustment. Any underpayment by the Company will be paid in a lump sum.

    If the age or sex of the Owner is misstated, the Company will adjust the charge associated with any Optional Death Benefits elected to the charges that would have been assessed for the correct age and sex.

                     CALCULATION OF VARIABLE ACCOUNT VALUES

    On any Valuation Date, the Variable Account value is equal to the totals of the values allocated to the Contracts in each Sub-Account. The portion of an Owner's Annuity Account Value held in any Variable Account Sub-Account is equal to the number of Sub-Account units allocated to a Contract multiplied by the Sub-Account accumulation unit value as described below.

VARIABLE ACCUMULATION UNIT VALUE

    Upon receipt of a Premium Payment by the Company at its Annuity & Variable Life Services Center, all or that portion, if any, of the Premium Payment to be allocated to the Variable Account Sub-Accounts will be credited to the Variable Account in the form of Variable Accumulation Units. The number of particular Variable Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Variable Account Sub-Account by the Variable Accumulation Unit Value for the particular Variable Account Sub-Account for the Valuation Period during which the Premium Payment is received at the Company's Variable Products Service Center (for the initial Premium Payment, for the Valuation Period during which the Premium Payment is accepted).

    The Variable Accumulation Unit Value for each Variable Account Sub-Account was set initially at $10.00 for the first Valuation Period of the particular Variable Account Sub-Account. The Variable Account commenced operations on April 10, 1995. The Variable Accumulation Unit Value for the particular Variable Account Sub-Account for any subsequent Valuation Period is determined by multiplying the Variable Accumulation Unit Value for the particular Variable Account Sub-Account for the immediately preceding Valuation Period by the Net Investment Factor for the particular Variable Account Sub-Account for such subsequent Valuation Period. The Variable Accumulation Unit

Value for each Variable Account Sub-Account for any Valuation Period is the value determined as of the end of the particular Valuation Period and may increase, decrease, or remain constant from Valuation Period to Valuation Period.

    The Variable Account portion of the Annuity Account Value, if any, for any Valuation Period is equal to the sum of the value of all Variable Accumulation Units of each Variable Account Sub-Account credited to the Contract for such Valuation Period. The value in a Contract of each Variable Account Sub-Account is determined by multiplying the number of Variable Accumulation Units, if any, credited to such Variable Account Sub-Account in a Contract by the Variable Accumulation Unit Value of the particular Variable Account Sub-Account for such Valuation Period.

NET INVESTMENT FACTOR

    The Net Investment Factor is an index applied to measure the investment performance of a Variable Account Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to 1.0; therefore, the value of a Variable Accumulation Unit may increase, decrease, or remain the same.

    The Net Investment Factor for any Variable Account Sub-Account for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result where:

    (a) is the net result of:

        (1) the net asset value of a Fund share held in the Variable Account Sub-Account determined as of the end of the Valuation Period, plus

        (2) the per share amount of any dividend or other distribution declared by the Fund on the shares held in the Variable Account Sub-Account if the "ex-dividend" date occurs during the Valuation Period, plus or minus

        (3) a per share credit or charge with respect to any taxes paid or reserved for by the Company during the Valuation Period which are determined by the Company to be attributable to the operation of the Variable Account Sub-Account;

    (b) is the net asset value of a Fund share held in the Variable Account Sub-Account determined as of the end of the preceding Valuation Period; and

    (c) is the asset charge factor determined by the Company for the valuation period to reflect the charges for assuming mortality and expense risks and for administrative expenses.

                         SAMPLE CALCULATIONS AND TABLES

VARIABLE ACCOUNT UNIT VALUE CALCULATIONS

    VARIABLE ACCUMULATION UNIT VALUE CALCULATION. Assume the net asset value of a Fund share at the end of the current Valuation Period is $16.50; and its value at the end of the immediately preceding Valuation Period was $16.46; the Valuation Period is one day; and no dividends or distributions caused Fund shares to go "ex-dividend" during the current Valuation Period. $16.50 divided by $16.46 is 1.002430134. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00003862644 (the daily equivalent of the current charge of 1.40% on an annual basis) gives a net investment factor of 1.00239150756. If the value of the Variable Accumulation Unit for the immediately preceding Valuation Period had been $14.703693, the value for the current Valuation Period would be $14.738898 ($14.703693 X 1.00239150756).

    VARIABLE ANNUITY UNIT VALUE CALCULATION. The assumptions in the above example exist. Also assume that the value of an Annuity Unit for the immediately preceding Valuation Period had been $13.579136. As the first variable annuity payment is determined by using an assumed interest rate of 3% per year, the value of the Annuity Unit for the current Valuation Period would be $13.610508

[$13.579136   X  1.00239150756  (the  net  investment  factor)  X  0.999919020].
0.999919020 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of three percent (3%) per year used to establish the Annuity Payment Rates found in the Contract.

    VARIABLE ANNUITY PAYMENT CALCULATION. Assume that a Participant's Variable Annuity Account is credited with 5319.7531 Variable Accumulation Units of a particular Sub-Account; that the Variable Accumulation Unit Value and the Annuity Unit Value for the particular Sub-Account for the Valuation Period which ends immediately preceding the Annuity Date are $14.703693 and $13.579136 respectively; that the Annuity Payment Rate for the age and option elected is $6.52 per $1,000; and that the Annuity Unit Value on the day prior to the second variable annuity payment date is $13.610170. The first variable annuity payment would be $509.99 (5319.7531 X $14.703693 X 6.52 divided by 1,000). The number of
Annuity Units credited would be 37.5569 ($509.99 divided by $13.579136) and the second variable annuity payment would be $511.16 (37.5569 X $13.610170).

WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT TABLES

    The following example illustrates the detailed calculations for a $50,000 deposit into the Fixed Account with a guaranteed rate of 8% for a duration of five years. The intent of the example is to show the effect of the Market Value Adjustment ("MVA") and the 3% minimum guarantee under various interest rates on the calculation of the cash surrender (withdrawal) value. Any charges for optional death benefit risks are not taken into account in the example. The effect of the MVA is reflected in the index rate factor in column (2) and the minimum 3% guarantee is shown under column (4) under the "Surrender Value Calculation". The "Surrender Charge Calculation" assumes there have been no prior withdrawals and illustrates the operation of the Fifteen Percent Free provision of the Contract. The "Market Value Adjustment Tables" and "Minimum Value Calculation" contain the explicit calculation of the index factors and the 3% minimum guarantee respectively. The "Annuity Value Calculation" and "Minimum Value" calculations assume the imposition of the annual $35 Annuity Account Fee charge, but that fee is waived if the Annuity Account Value at the end of a Contract Year is $100,000 or more. The results would be slightly different for New York Contracts which have a $30 annual Account Fee.

                            WITHDRAWAL CHARGE TABLES

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE
                             CASH SURRENDER VALUES

Single premium.....................   $50,000
Premium taxes......................   None
Withdrawals........................   None
Guaranteed period..................   5 years
Guaranteed interest rate...........   8%
Annuity date.......................   Age 70
Index rate A.......................   7.50%
Index rate B.......................   8.00% end of contract year 1
                                      7.75% end of contract year 2
                                      7.00% end of contract year 3
                                      6.50% end of contract year 4
Percentage adjustment to B.........   0.50%

                          SURRENDER VALUE CALCULATION

                                          (1)         (2)           (3)          (4)         (5)          (6)         (7)
                                        ANNUITY   INDEX RATE     ADJUSTED      MINIMUM   GREATER OF    SURRENDER   SURRENDER
CONTRACT YEAR                            VALUE      FACTOR     ANNUITY VALUE    VALUE      (3)&(4)      CHARGE       VALUE
-------------------------------------  ---------  -----------  -------------  ---------  -----------  -----------  ---------
1....................................  $  53,965     0.963640   $    52,003   $  51,465   $  52,003    $   2,975   $  49,028
2....................................  $  58,247     0.993056   $    57,843   $  52,974   $  57,843    $   2,975   $  54,868
3....................................  $  62,872     1.000000   $    62,872   $  54,528   $  62,872    $   2,975   $  59,897
4....................................  $  67,867     1.004673   $    68,184   $  56,129   $  68,184    $   2,550   $  65,634
5....................................  $  73,261     1.000000   $    73,261   $  57,778   $  73,261    $   2,550   $  70,711

                           ANNUITY VALUE CALCULATION

CONTRACT YEAR                                 ANNUITY VALUE
------------------------------  ------------------------------------------
1.............................        $50,000 X 1.08 - $35 = $53,965
2.............................        $53,965 X 1.08 - $35 = $58,247
3.............................        $58,247 X 1.08 - $35 = $62,872
4.............................        $62,872 X 1.08 - $35 = $67,867
5.............................        $67,867 X 1.08 - $35 = $73,261

                          SURRENDER CHARGE CALCULATION

                                                                      (1)                                     (3)
                                                                   SURRENDER               (2)             SURRENDER
CONTRACT YEAR                                                    CHARGE FACTOR   SURRENDER CHARGE FACTOR    CHARGE
--------------------------------------------------------------  ---------------  -----------------------  -----------
1.............................................................       0.07                  0.0595          $   2,975
2.............................................................       0.07                  0.0595          $   2,975
3.............................................................       0.07                  0.0595          $   2,975
4.............................................................       0.06                  0.0510          $   2,550
5.............................................................       0.06                  0.0510          $   2,550

                         MARKET VALUE ADJUSTMENT TABLES
                        INTEREST RATE FACTOR CALCULATION

                                                                  (1)        (2)          (3)           (4)          (5)
                                                                 INDEX      INDEX      ADJUSTED          N          (1+A)
CONTRACT YEAR                                                   RATE A     RATE B    INDEX RATE B       --          (1+B)
-------------------------------------------------------------  ---------  ---------  -------------               -----------
1............................................................    7.50%      8.00%        8.50%           4        0.963640
2............................................................    7.50%      7.75%        7.75%           3        0.993056
3............................................................    7.50%      7.00%        7.50%           2        1.000000
4............................................................    7.50%      6.50%        7.00%           1        1.004673
5............................................................    7.50%       NA           NA             0           NA

                           MINIMUM VALUE CALCULATION

CONTRACT YEAR                                 MINIMUM VALUE
------------------------------  ------------------------------------------
1.............................        $50,000 X 1.03 - $35 = $51,465
2.............................        $51,465 X 1.03 - $35 = $52,974
3.............................        $52,974 X 1.03 - $35 = $54,528
4.............................        $54,528 X 1.03 - $35 = $56,129
5.............................        $56,129 X 1.03 - $35 = $57,778

                        STATE REGULATION OF THE COMPANY

    The Company, a Connecticut corporation, is subject to regulation by the Connecticut Department of Insurance. An annual statement is filed with the Connecticut Department of Insurance each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Connecticut
Department of Insurance or other authorities examine the liabilities and reserves of the Company and the Variable Account, and a full examination of the Company's operations is conducted periodically by the Connecticut Department of Insurance. In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.

    A Contract is governed by the laws of the state in which it is delivered. The values and benefits of each Contract are at least equal to those required by such state.

                                 ADMINISTRATION

    The Company performs certain administrative functions relating to the Contracts, the individual Annuity Accounts, the Fixed Account, and the Variable Account. These functions include, among other things, maintaining the books and records of the Variable Account, the Fixed Account, and the Sub-Accounts, and maintaining records of the name, address, taxpayer identification number, contract number, Annuity Account number and type, the status of each Annuity Account and other pertinent information necessary to the administration and operation of the Contracts.

                              ACCOUNT INFORMATION

    At least once during each Calendar Year, the Company will furnish the Owner with a report showing the Annuity Account Value at the end of the preceding Calendar Year, all transactions during the Calendar Year, the current Annuity Account Value, the number of Accumulation Units in each Variable Account Sub-Account Accumulation Account and the applicable Accumulation Unit Value as of the date of the report. In addition, each person having voting rights in the Variable Account and a Fund or Funds will receive each such reports or prospectuses as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. The Company will also send each Owner such statements reflecting transactions in the Owner's Annuity Account as may be required by applicable laws, rules and regulations.

    Upon request to the Annuity & Variable Life Services Center, the Company will provide an Owner with information regarding fixed and variable accumulation values.

                         DISTRIBUTION OF THE CONTRACTS

    The Contracts will be sold by licensed insurance agents in those states where the Contracts may lawfully be sold. Such agents will be registered representatives or broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc.
(NASD). The Contracts will be distributed by the Company's principal underwriter, CIGNA Financial Advisors, Inc. ("CFA"), located at 900 Cottage Grove Road, Bloomfield, CT 06002. CFA is a Connecticut corporation organized in 1967, and is the principal underwriter for the Company's other registered separate accounts. Commissions and other distribution compensation will be paid by the Company and will not be more than 6.50% of Premium Payments. The Company received $39,289 in deferred sales charges attributable to the Variable Account portion of the Contracts issued pursuant to CG Variable Annuity Separate Account II for the period ended December 31, 1996.

    Sales charges on and exchange privileges under the Contracts are described in the Prospectus. There are no variations in the prices at which the Contracts are offered for certain types of purchasers.

                               CUSTODY OF ASSETS

    The Company is the Custodian of the assets of the Variable Account. The Company will purchase Fund shares at net asset value in connection with amounts allocated to the Variable Account Sub-Accounts in accordance with the instructions of the Purchasers and redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account. The assets of the Sub-Accounts of the Variable Account are held separate and apart from the assets of any other segregated asset accounts of the Company and separate and apart from the Company's general account assets. The Company maintains records of all purchases and redemptions of shares of each Fund held by each of the Sub-Accounts of the Variable Account. Additional protection for the assets of the Variable Account is afforded by the Company's fidelity bond covering the acts of officers and employees of the Company which is presently in the amount of $100,000,000.

                          HISTORICAL PERFORMANCE DATA

    Historical performance data as of December 31, 1996 for each of the Sub-Accounts of the Separate Account follows in the Financial Statements.

MONEY MARKET SUB-ACCOUNT YIELD

    From time to time, the Money Market Sub-Account may advertise its "yield" and "effective yield." Both yield figures will be based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Sub-Account refers to the income generated by Annuity Account Values in the Money Market Sub-Account over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the Annuity Account Values in the Money Market Sub-Account. The "effective yield" is calculated similarly but, when annualized, the income earned by Annuity Account Values in the Money Market Sub-Account is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The computation of the yield calculation includes a deduction for the Mortality and Expense Risk Charge, the Administrative Expense Charge, and the Annuity Account Fee.

    The effective yield is calculated by compounding the unannualized base period return according to the following formula:

                EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)] - 1

    The yield on amounts held in the Money Market Sub-Account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Sub-Account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund and its operating expenses. The yield figures do not reflect withdrawal charges or premium taxes or any charges for Optional Death Benefit(s) selected.

OTHER SUB-ACCOUNT YIELDS

    The  Company  may  from  time  to time  advertise  or  disclose  the current annualized yield of one or more of the Sub-Accounts of the Variable Account (except the Money Market Sub-Account) for 30-day periods. The annualized yield of a Sub-Account refers to income generated by the Sub-Account over a specific 30-day period. Because the yield is annualized, the yield generated by a Sub-Account during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The yield is computed by: (i) dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

Yield = 2   [(a - b + 1) - 1]
                       cd

Where:    a    =   Net investment income earned during the period by
                   the Fund attributable to shares owned by the
                   Sub-Account.
          b    =   Expenses accrued for the period.
          c    =   The average daily number of accumulation units
                   outstanding during the period.
          d    =   The maximum offering price per accumulation unit
                   on the last day of the period.

    Because of the charges and deductions imposed by the Variable Account, the yield for a Sub-Account of the Variable Account will be lower than the yield for its corresponding Fund. The yield calculations do not reflect the effect of any premium taxes or deferred sales charges that may be applicable to a particular Contract. Deferred sales charges range from 7% to 1% of the amount withdrawn or surrendered on total Premium Payments paid less prior partial withdrawals, based on the Contract Year in which the withdrawal or surrender occurs.

    The yield on amounts held in the Sub-Accounts of the Variable Account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Sub-Account's actual yield is affected by the types and quality of the Fund's investments and its operating expenses.

TOTAL RETURNS

    The Company may from time to time also advise or disclose annual average total returns for one or more of the Sub-Accounts of the Variable Account for various periods of time. When a Sub-Account has been in operation for 1, 5 and 10 years, respectively, the total return for these periods will be provided. Total returns for other periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate the initial amount invested to the redemption value of that investment as of the last day of each of the periods.

    Total returns will be calculated using Sub-Account Unit Values which the Company calculates on each Valuation Period based on the performance of the Sub-Account's underlying Fund, and the deductions for the mortality and expense risk charge, the administrative expense charge, and the Account Fee. The Account Fee is reflected by dividing the total amount of such charges collected during the year that are attributable to the Variable Account by the total average net assets of all the Variable Sub-Accounts. The resulting percentage is deducted from the return in calculating the ending redeemable value. These figures will not reflect any premium taxes or any charges for any Optional Death Benefit selected by the Owner. Total return calculations will reflect the effect of deferred sales charges that may be applicable to a particular period. The total return will then be calculated according to the following formula:

                                  P(1+T) = ERV

Where:    P    =   A hypothetical initial Premium Payment of $1,000.
          T    =   Average annual total return.
          n    =   Number of years in the period.
         ERV   =   Ending redeemable value of a hypothetical $1,000
                   payment made at the beginning of the one, five or ten-year period, at the end of the one, five or ten-year period (or fractional portion thereof).

OTHER PERFORMANCE DATA

    The Company may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard one except that the deferred sales charge percentage will be assumed to be 0%.

    The Company may from time to time disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the deferred sales charge percentage will be 0%.

                               CTR = (ERV/P) - 1

Where:   CTR   =   The cumulative total return net of Sub-Account
                   recurring charges for the period.
         ERV   =   The ending redeemable value of the hypothetical
                   investment made at the beginning of the one, five
                   or ten-year period, at the end of the one, five or
                   ten-year period (or fractional portion thereof).
          P    =   A hypothetical initial payment of $10,000

    All non-standard performance data will only be advertised if the standard performance data is also disclosed.

    The Company may also from time to time use advertising which includes hypothetical illustrations to compare the difference between the growth of a taxable investment and a tax-deferred investment in a variable annuity.

                                 LEGAL MATTERS

    Legal advice regarding certain matters relating to the federal securities laws applicable to the issuance of the Contracts described in the Prospectus and this Statement has been provided by Edwin L. Kerr, Counsel, Individual Insurance, CIGNA Companies. All matters of Connecticut law pertaining to the Contracts, including the validity of the Contracts and the Company's right to issue the Contracts under Connecticut Insurance Law and any other applicable state insurance or securities laws, have been passed upon by Robert A. Picarello, Chief Counsel, Individual Insurance, CIGNA Companies.

                               LEGAL PROCEEDINGS

    There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Variable Account.

                                    EXPERTS

    The consolidated financial statements of Connecticut General Life Insurance Company as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 included in this Statement of Additional Information have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. Price Waterhouse LLP's consent to this reference to the firm as an "expert" is filed as an exhibit to the registration statement of which this Statement of Additional Information is a part.

                              FINANCIAL STATEMENTS


    The consolidated financial statements of the Company which are included in this Statement should be considered only as bearing on the ability of the Company to meet the obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account, or on the Guaranteed Interest Rate credited by the Company during a Guaranteed Period. The financial statements of the Variable Account as of and for the period ending December 31, 1996 are also included.

                      One Financial Plaza              Telephone 860 240 2000
                      Hartford, CT 06103

PRICE WATERHOUSE LLP                                                   [LOGO]

                       REPORT OF INDEPENDENT ACCOUNTANTS

February 11, 1997

The Board of Directors and Shareholder of
Connecticut General Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and retained earnings and of cash flows present fairly, in all material respects, the financial position of Connecticut General Life Insurance Company and its subsidiaries at December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

             [SIG]

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS

-----------------------------------------------------------------------------------------------------

(IN MILLIONS)
-----------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,                                           1996       1995       1994
-----------------------------------------------------------------------------------------------------

REVENUES
Premiums and fees...................................................  $   5,314  $   4,998  $   4,960
Net investment income...............................................      3,199      3,138      2,805
Realized investment gains (losses)..................................         37         (7)        27
Other revenues......................................................          9          9          8
                                                                      ---------  ---------  ---------
    Total revenues..................................................      8,559      8,138      7,800
                                                                      ---------  ---------  ---------
BENEFITS, LOSSES AND EXPENSES
Benefits, losses and settlement expenses............................      6,069      5,892      5,574
Policy acquisition expenses.........................................        143        127         89
Other operating expenses............................................      1,477      1,358      1,363
                                                                      ---------  ---------  ---------
    Total benefits, losses and expenses.............................      7,689      7,377      7,026
                                                                      ---------  ---------  ---------
INCOME BEFORE INCOME TAXES..........................................        870        761        774
                                                                      ---------  ---------  ---------
Income taxes (benefits):
  Current...........................................................        394        301        220
  Deferred..........................................................        (81)       (44)        45
                                                                      ---------  ---------  ---------
    Total taxes.....................................................        313        257        265
                                                                      ---------  ---------  ---------
NET INCOME..........................................................        557        504        509
Dividends declared..................................................       (600)      (252)      (300)
Retained earnings, beginning of year................................      3,220      2,968      2,759
-----------------------------------------------------------------------------------------------------
RETAINED EARNINGS, END OF YEAR......................................  $   3,177  $   3,220  $   2,968
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS

------------------------------------------------------------------------------------------------

(IN MILLIONS)
------------------------------------------------------------------------------------------------
AS OF DECEMBER 31,                                                               1996       1995
------------------------------------------------------------------------------------------------

ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost, $19,882; $20,147)......  $  20,816  $  22,162
  Mortgage loans..........................................................     10,152     10,218
  Equity securities, at fair value (cost, $59; $54).......................         41         66
  Policy loans............................................................      7,133      6,925
  Real estate.............................................................      1,025      1,158
  Other long-term investments.............................................        193        193
  Short-term investments..................................................        417        138
                                                                            ---------  ---------
      Total investments...................................................     39,777     40,860
Cash and cash equivalents.................................................         --         --
Accrued investment income.................................................        619        626
Premiums and accounts receivable..........................................        817        991
Reinsurance recoverables..................................................      1,303      1,258
Deferred policy acquisition costs.........................................        780        689
Property and equipment, net...............................................        276        319
Current income taxes......................................................         12         21
Deferred income taxes, net................................................        639        403
Goodwill..................................................................        488        503
Other assets..............................................................        249        149
Separate account assets...................................................     22,555     18,177
------------------------------------------------------------------------------------------------
      Total assets........................................................  $  67,515  $  63,996
------------------------------------------------------------------------------------------------
                                                                            --------------------
LIABILITIES
Contractholder deposit funds..............................................  $  29,621  $  29,762
Future policy benefits....................................................      8,187      8,547
Unpaid claims and claim expenses..........................................      1,170      1,151
Unearned premiums.........................................................        200         95
                                                                            ---------  ---------
      Total insurance and contractholder liabilities......................     39,178     39,555
Accounts payable, accrued expenses and other liabilities..................      1,808      1,872
Separate account liabilities..............................................     22,365     18,075
------------------------------------------------------------------------------------------------
      Total liabilities...................................................     63,351     59,502
------------------------------------------------------------------------------------------------
CONTINGENCIES -- NOTE 11
SHAREHOLDER'S EQUITY
Common stock (6 shares outstanding).......................................         30         30
Additional paid-in capital................................................        766        766
Net unrealized appreciation on investments................................        188        476
Net translation of foreign currencies.....................................          3          2
Retained earnings.........................................................      3,177      3,220
------------------------------------------------------------------------------------------------
      Total shareholder's equity..........................................      4,164      4,494
------------------------------------------------------------------------------------------------
      Total liabilities and shareholder's equity..........................  $  67,515  $  63,996
------------------------------------------------------------------------------------------------
                                                                            --------------------

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

---------------------------------------------------------------------------------------------------

(IN MILLIONS)
---------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,                                         1996       1995       1994
---------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
Net income........................................................  $     557  $     504  $     509
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Insurance liabilities...........................................         57        (90)      (249)
  Reinsurance recoverables........................................        (11)     1,201        282
  Premiums and accounts receivable................................         77         32       (188)
  Deferred income taxes, net......................................        (82)       (44)        45
  Other assets....................................................         43        (14)        68
  Accounts payable, accrued expenses, other liabilities and
   current income taxes...........................................       (113)       212       (192)
  Other, net......................................................       (149)        22        (24)
                                                                    ---------  ---------  ---------
    Net cash provided by operating activities.....................        379      1,823        251
                                                                    ---------  ---------  ---------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold:
  Fixed maturities -- available for sale..........................      1,589      1,070      1,389
  Fixed maturities -- held to maturity............................         --         --         12
  Mortgage loans..................................................        640        383        496
  Equity securities...............................................         13        119         41
  Real estate.....................................................        345        299        242
  Other (primarily short-term investments)........................      3,613      2,268      1,005
Investment maturities and repayments:
  Fixed maturities -- available for sale..........................      2,634        478        686
  Fixed maturities -- held to maturity............................         --      1,756      1,764
  Mortgage loans..................................................        630        420        194
Investments purchased:
  Fixed maturities -- available for sale..........................     (3,834)    (3,054)    (2,390)
  Fixed maturities -- held to maturity............................         --     (1,385)    (1,788)
  Mortgage loans..................................................     (1,300)    (1,908)      (882)
  Equity securities...............................................         (3)       (20)       (12)
  Policy loans....................................................       (207)    (2,129)    (1,614)
  Other (primarily short-term investments)........................     (3,930)    (2,334)    (1,093)
Other, net........................................................        (94)      (119)      (129)
                                                                    ---------  ---------  ---------
    Net cash provided by (used in) investing activities...........         96     (4,156)    (2,079)
                                                                    ---------  ---------  ---------
CASH FLOWS FROM FINANCING ACTIVITIES
Contractholder deposit funds:
  Deposits and interest credited..................................      7,260      7,489      6,388
  Withdrawals and benefit payments................................     (7,135)    (4,985)    (4,216)
Dividends paid to Parent..........................................       (600)      (252)      (300)
Other, net........................................................         --          1         36
                                                                    ---------  ---------  ---------
      Net cash (used in) provided by financing activities.........       (475)     2,253      1,908
---------------------------------------------------------------------------------------------------
Net (decrease) increase in cash and cash equivalents..............         --        (80)        80
Cash and cash equivalents, beginning of year......................         --         80         --
---------------------------------------------------------------------------------------------------
Cash and cash equivalents, end of year............................  $      --  $      --  $      80
---------------------------------------------------------------------------------------------------
                                                                    -------------------------------
Supplemental Disclosure of Cash Information:
  Income taxes paid, net of refunds...............................  $     385  $     211  $     411
  Interest paid...................................................  $       7  $       7  $       5
---------------------------------------------------------------------------------------------------

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- DESCRIPTION OF BUSINESS

  Connecticut General Life Insurance Company and its subsidiaries (the Company) provide insurance and related financial services throughout the United States and in many locations worldwide. Principal products and services include group life and health insurance, individual life insurance and annuity products, and retirement and investment products and services. The Company is a wholly-owned subsidiary of Connecticut General Corporation, which is an indirect wholly-owned subsidiary of CIGNA Corporation (CIGNA).

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  A) BASIS OF PRESENTATION: The consolidated financial statements include the accounts of the Company and all significant subsidiaries. These consolidated financial statements have been prepared in conformity with generally accepted accounting principles, and reflect management's estimates and assumptions, such as those regarding medical costs and interest rates, that affect the recorded amounts. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, and valuation allowances for investment assets are discussed throughout the Notes to Financial Statements. Certain reclassifications have been made to prior years' amounts to conform with the 1996 presentation.

  B) RECENT ACCOUNTING PRONOUNCEMENTS: In 1996, the Company implemented Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." SFAS No. 121 requires write-down to fair value when long-lived assets to be held and used are impaired. Long-lived assets to be disposed of, including real estate held for sale, must be carried at the lower of cost or fair value less costs to sell. Depreciation of assets to be disposed of is prohibited. The effect of implementing SFAS No. 121 was not material to the Company.

  In 1993, the Company implemented SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which required that debt and equity securities be classified into different categories and carried at fair value if they are not classified as held-to-maturity. During the fourth quarter of 1995, the Financial Accounting Standards Board (FASB) issued a guide to implementation of SFAS No. 115, which permitted a one-time opportunity to reclassify securities subject to SFAS No. 115. Consequently, the Company reclassified all held-to-maturity securities to available-for-sale as of December 31, 1995. The non-cash reclassification of these securities, which had an aggregate amortized cost of $9.2 billion and fair value of $10.1 billion, resulted in an increase of approximately $396 million, net of policyholder-related amounts and deferred income taxes, in net unrealized appreciation included in Shareholder's Equity as of December 31, 1995.

  In 1993, the FASB issued SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," which provides guidance on the accounting and disclosure for impaired loans. In 1994, the FASB issued SFAS No. 118, "Accounting by Creditors for Impairment of a Loan -- Income Recognition and Disclosures," which eliminates the income recognition requirements of SFAS No. 114. The Company adopted SFAS Nos. 114 and 118 in the first quarter of 1995, which resulted in a $6 million increase in net income.

  C) FINANCIAL INSTRUMENTS: In the normal course of business, the Company enters into transactions involving various types of financial instruments, including investments such as fixed maturities and equity securities and off-balance-sheet financial instruments such as investment and loan commitments and financial guarantees. These instruments are subject to risk of loss due to interest rate and market fluctuations and most have credit risk. The Company evaluates and monitors each financial instrument individually and, where appropriate, uses certain derivative instruments or obtains collateral or other forms of security to minimize risk of loss.

  Financial instruments that are subject to fair value disclosure requirements (insurance contracts, real estate, goodwill and taxes are excluded) are carried in the financial statements at amounts that approximate fair value, except for Mortgage Loans and Contractholder Deposit Funds (non-insurance products). For these financial instruments, the fair value was not materially different from the carrying amount as of December 31, 1996 and 1995. Fair values of off-balance sheet financial instruments as of December 31, 1996 and 1995 were not material.

  Fair values for financial instruments are estimates that, in many cases, may differ significantly from the amounts that could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments with comparable terms and credit quality. The fair value of liabilities for contractholder deposit funds was estimated using the amount payable on demand, and for those not payable on demand, discounted cash flow analyses.

  D) INVESTMENTS: Investments in fixed maturities, which are classified as available-for-sale, include bonds, asset-backed securities, including collateralized mortgage obligations (CMOs), and redeemable preferred stocks. Fixed maturities are carried at fair value, with unrealized appreciation or depreciation included in Shareholder's Equity. Fixed maturities are considered impaired and written down to fair value when a decline in value is considered to be other than temporary.

  Mortgage loans are carried principally at unpaid principal balances, net of valuation reserves. Mortgage loans are considered impaired when it is probable that the Company will not collect all amounts according to the contractual terms of the loan agreement. If impaired, a valuation reserve is utilized to record any change in the fair value of the underlying collateral below the carrying value of the mortgage loan.

  Fixed maturities and mortgage loans that are delinquent or restructured to modify basic financial terms, typically to reduce the interest rate and, in certain cases, extend the term, are placed on non-accrual status. Net investment income on such investments is recognized only when payment is received.

  Real estate investments are either held for the production of income or held for sale. Real estate investments held for the production of income are carried at depreciated cost less any write-downs to fair value. Depreciation is generally calculated using the straight-line method based on the estimated useful lives of these assets.

  Real estate investments held for sale are generally those which are acquired through the foreclosure of mortgage loans. The Company's policy is to rehabilitate, re-lease and sell foreclosed properties, which generally takes two to four years. At the time of foreclosure, properties are valued at fair value less estimated costs to sell and reclassified from mortgage loans to real estate held for sale. Subsequent to foreclosure, these investments are carried at the lower of cost or current fair value less estimated costs to sell. Adjustments to the carrying value as a result of changes in fair value subsequent to foreclosure are recorded as valuation reserves, and reported in realized investment gains and losses. The Company considers several methods in determining fair value for real estate, with emphasis placed on the use of discounted cash flow analyses and, in some cases, the use of third-party appraisals. Effective with the implementation of SFAS No. 121, real estate held for sale is no longer depreciated.

  Equity securities, which include common and non-redeemable preferred stocks, are carried at fair value, with unrealized appreciation or depreciation included in Shareholder's Equity. Short-term investments are carried at fair value, which approximates cost. Equity securities and short-term investments are classified as available for sale.

  Policy loans are generally carried at unpaid principal balances.

  Realized investment gains and losses result from sales, investment asset write-downs and changes in valuation reserves. Realized investment gains and losses do not include amounts attributable to experience-rated pension policyholders' contracts and participating life policies (policyholder share). Realized investment gains and losses are based upon specific identification of the investment assets.

  Unrealized investment gains and losses for investments carried at fair value are included in Shareholder's Equity net of policyholder-related amounts and deferred income taxes.

  See Note 3(F) for a discussion of the Company's accounting policies for derivative financial instruments.

  E) CASH AND CASH EQUIVALENTS: Short-term investments with a maturity of three months or less at the time of purchase are reported as cash equivalents.

  F) REINSURANCE RECOVERABLES: Reinsurance recoverables are estimates of amounts to be received from reinsurers, including amounts under reinsurance agreements with affiliated companies. Allowances are established for amounts estimated to be uncollectible.

  G) DEFERRED POLICY ACQUISITION COSTS: Acquisition costs consist of commissions, premium taxes and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs for universal life products and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits over the expected lives of the contracts. Acquisition costs for annuity and other individual life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods.

  Deferred policy acquisition costs are reviewed to determine if they are recoverable from future income, including investment income. If such costs are estimated to be unrecoverable, they are expensed. If such costs are estimated to be unrecoverable or are accelerated as a result of treating unrealized investment gains and losses as though they had been realized, a deferred acquisition cost valuation allowance may be established or adjusted, with a comparable offset in net unrealized appreciation (depreciation).

  H) PROPERTY AND EQUIPMENT: Property and equipment are carried at cost less accumulated depreciation. When applicable, cost includes interest and real estate taxes incurred during construction and other construction-related costs. Depreciation is calculated principally on the straight-line method based on the estimated useful lives of the assets. Accumulated depreciation was $427 million and $387 million at December 31, 1996 and 1995, respectively.

  I) OTHER ASSETS: Other Assets consists of various insurance-related assets, principally ceded unearned premiums, reinsurance deposits and other amounts due from affiliated companies.

  J) GOODWILL: Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. Goodwill is amortized on systematic bases over periods, not exceeding 40 years, that correspond with the benefits estimated to be derived from the acquisitions. The Company evaluates the carrying amount of goodwill by analyzing historical and estimated future income and undiscounted estimated cash flows of the related businesses. Goodwill is written down when impaired. Amortization periods are revised if it is estimated that the remaining period of benefit of the goodwill has changed. Accumulated amortization was $99 million and $84 million at December 31, 1996 and 1995, respectively.

  K) SEPARATE ACCOUNTS: Separate account assets and liabilities are principally carried at market value and represent policyholder funds maintained in accounts having specific investment objectives. The investment income, gains and losses of these accounts generally accrue to the policyholders and, therefore, are not included in the Company's revenues and expenses.

  L) CONTRACTHOLDER DEPOSIT FUNDS: Liabilities for Contractholder Deposit Funds consist of deposits received from customers and investment earnings on their fund balances, less administrative charges and, for universal life fund balances, mortality charges.

  M) FUTURE POLICY BENEFITS: Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. These liabilities are computed using premium assumptions for group annuity policies and the net level premium method for individual life policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2% to 11%, generally graded down from 1 to 20 years. Mortality, morbidity, and withdrawal assumptions are based on either the Company's own experience or various actuarial tables.

  N) UNPAID CLAIMS AND CLAIM EXPENSES: Liabilities for unpaid claims and claim expenses are estimates of payments to be made on reported and incurred but not reported insurance claims.

  O) UNEARNED PREMIUMS: Premiums for group life, and accident and health insurance are reported as earned on a pro rata basis over the contract period. The unexpired portion of these premiums is recorded as Unearned Premiums.

  P) OTHER LIABILITIES: Other Liabilities consist principally of postretirement and postemployment benefits and various insurance-related liabilities, including amounts related to reinsurance contracts. Also included in Other Liabilities are liabilities for guaranty fund assessments that can be reasonably estimated.

  Q) TRANSLATION OF FOREIGN CURRENCIES: Foreign operations primarily utilize the local currencies as their functional currencies, and assets and liabilities are translated at the rates of exchange as of the balance sheet date. The translation gain or loss on such functional currencies, net of applicable taxes, is generally reflected in Shareholder's Equity. Revenues and expenses are translated at the average rates of exchange prevailing during the year.

  R) PREMIUM AND FEES, REVENUES AND RELATED EXPENSES: Premiums for group life and accident and health insurance are recognized as revenue on a pro-rata basis over their contract periods. Benefits, losses and settlement expenses are recognized when incurred.

  Premiums for individual life insurance as well as individual and group annuity products, excluding universal life and investment-related products, are recognized as revenue when due. Benefits, losses and settlement expenses are matched with premiums.

  Revenues for universal life products consist of net investment income and mortality, administration and surrender fees assessed against the fund balances during the period. Net investment income represents investment income on assets supporting universal life products and is recognized as earned. Fees for mortality are recognized ratably over the policy year. Administration fees are recognized as services are provided, and surrender charges are recognized as earned. Benefit expenses for universal life products consist of benefit claims in excess of fund balances, which are recognized when claims are filed, and interest credited in accordance with contract provisions.

  Revenues for investment-related products consist of net investment income and contract fees assessed against the fund balances during the period. Net investment income represents investment income on assets supporting investment-related products and is recognized as earned. Contract fees are based upon related administrative expenses and are assessed ratably over the contract year. Benefit expenses for investment-related products primarily consist of interest credited in accordance with contract provisions.

  S) PARTICIPATING BUSINESS: Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in a portion of the earnings of the Company's business. The participating insurance in force accounted for approximately 7% of total insurance in force at December 31, 1996, and 1995, and 5% at December 31, 1994.

  T) INCOME TAXES: The Company and its domestic subsidiaries are included in the consolidated United States federal income tax return filed by CIGNA. In accordance with a tax sharing agreement with CIGNA, the provision for federal income tax is computed as if the Company were filing a separate federal income tax return, except that benefits arising from tax credits and net operating and capital losses are allocated to those subsidiaries producing such attributes to the extent they are utilized in CIGNA's consolidated federal income tax provision.

  Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes. See
Note 6 for additional information.

NOTE 3 -- INVESTMENTS

  A) FIXED MATURITIES: Fixed maturities are net of cumulative write-downs of $95 million and $103 million, including policyholder share, as of December 31, 1996 and 1995, respectively.

  The amortized cost and fair value by contractual maturity periods for fixed maturities, including policyholder share, as of December 31, 1996 were as follows:

------------------------------------------------------------------------------------------------
                                                                            Amortized       Fair
(IN MILLIONS)                                                                    Cost      Value
------------------------------------------------------------------------------------------------
Due in one year or less..................................................   $     936  $     955
Due after one year through five years....................................       5,252      5,419
Due after five years through ten years...................................       4,591      4,773
Due after ten years......................................................       3,301      3,702
Asset-backed securities..................................................       5,802      5,967
------------------------------------------------------------------------------------------------
Total....................................................................   $  19,882  $  20,816
------------------------------------------------------------------------------------------------
                                                                           ---------------------

  Actual maturities could differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Also, the Company may extend maturities in some cases.

  Gross unrealized appreciation (depreciation) for fixed maturities, including policyholder share, by type of issuer was as follows:

---------------------------------------------------------------------------------------------------
                                                                  December 31, 1996
---------------------------------------------------------------------------------------------------

                                                    Amortized  Unrealized     Unrealized       Fair
(IN MILLIONS)                                            Cost  Appreciation  Depreciation     Value
---------------------------------------------------------------------------------------------------
Federal government bonds.........................   $     475   $     160    $      --    $     635
State and local government bonds.................         174          13           (4)         183
Foreign government bonds.........................         121           6           --          127
Corporate securities.............................      13,310         742         (148)      13,904
Asset-backed securities..........................       5,802         226          (61)       5,967
---------------------------------------------------------------------------------------------------
Total............................................   $  19,882   $   1,147    $    (213)   $  20,816
---------------------------------------------------------------------------------------------------
                                                   ------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                  December 31, 1995
---------------------------------------------------------------------------------------------------

                                                    Amortized  Unrealized     Unrealized       Fair
(IN MILLIONS)                                            Cost  Appreciation  Depreciation     Value
---------------------------------------------------------------------------------------------------
Federal government bonds.........................   $     503   $     300    $      --    $     803
State and local government bonds.................         207          24           (1)         230
Foreign government bonds.........................         131           9           (1)         139
Corporate securities.............................      13,773       1,427          (73)      15,127
Asset-backed securities..........................       5,533         371          (41)       5,863
---------------------------------------------------------------------------------------------------
Total............................................   $  20,147   $   2,131    $    (116)   $  22,162
---------------------------------------------------------------------------------------------------
                                                   ------------------------------------------------

  Asset-backed securities include investments in CMOs as of December 31, 1996 of $2.2 billion carried at fair value (amortized cost, $2.1 billion), compared with $2.1 billion carried at fair value (amortized cost, $2.0 billion) as of December 31, 1995. Certain of these securities are backed by Aaa/AAA-rated government agencies. All other CMO securities have high quality ratings through use of credit enhancements provided by subordinated securities or mortgage insurance from Aaa/AAA-rated insurance companies. CMO holdings are concentrated in securities with limited prepayment, extension and default risk, such as planned amortization class bonds. The Company's investments in interest-only and principal-only CMOs, which are subject to interest rate risk due to accelerated prepayments, represented approximately 0.1% and 1.9% of total CMO investments at December 31, 1996 and 1995, respectively.

  At December 31, 1996, contractual fixed maturity investment commitments were $93 million. The majority of investment commitments are for the purchase of investment grade fixed maturities, bearing interest at a fixed market rate, and require no collateral. These commitments are diversified by issuer and maturity date, and it is estimated that approximately 75% will be disbursed in 1997.

  B) MORTGAGE LOANS AND REAL ESTATE: The Company's mortgage loans and real estate investments are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and generally approximate 75% of the property's value at the time the original loan is made.

  At December 31, the carrying values of mortgage loans and real estate investments, including policyholder share, were as follows:

------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                    1996       1995
------------------------------------------------------------------------------------------------
Mortgage Loans............................................................  $  10,152  $  10,218
                                                                            ---------  ---------
Real estate:
  Held for sale...........................................................        586        671
  Held for production of income...........................................        439        487
                                                                            ---------  ---------
Total real estate.........................................................      1,025      1,158
------------------------------------------------------------------------------------------------
Total.....................................................................  $  11,177  $  11,376
------------------------------------------------------------------------------------------------
                                                                            --------------------

  At December 31, mortgage loans and real estate investments comprised the following property types and geographic regions:

------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                    1996       1995
------------------------------------------------------------------------------------------------
Property type:
  Retail facilities.......................................................  $   4,453  $   4,327
  Office buildings........................................................      4,241      4,493
  Apartment buildings.....................................................      1,272      1,246
  Hotels..................................................................        665        711
  Other...................................................................        546        599
------------------------------------------------------------------------------------------------
Total.....................................................................  $  11,177  $  11,376
------------------------------------------------------------------------------------------------
                                                                            --------------------
Geographic region:
  Central.................................................................  $   3,452  $   4,032
  Pacific.................................................................      3,132      2,580
  Middle Atlantic.........................................................      1,920      1,951
  South Atlantic..........................................................      1,526      1,647
  New England.............................................................      1,147      1,166
------------------------------------------------------------------------------------------------
Total.....................................................................  $  11,177  $  11,376
------------------------------------------------------------------------------------------------
                                                                            --------------------

MORTGAGE LOANS

  At December 31, 1996, scheduled mortgage loan maturities were as follows: 1997 -- $.9 billion; 1998 -- $.7 billion; 1999 -- $1.3 billion; 2000 -- $1.5 billion;
2001 -- $1.2 billion; and $4.7 billion thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties; the maturity date may be extended; and loans may be refinanced. During 1996 and 1995, the Company refinanced at current market rates approximately $477 million and $379 million, respectively, of its mortgage loans relating to borrowers that were unable to obtain alternative financing.

  At December 31, 1996, contractual commitments to extend credit under commercial mortgage loan agreements amounted to approximately $397 million, all of which were at a fixed market rate of interest. These commitments expire within six months, and are diversified by property type and geographic region.

  At December 31, 1996, the Company's impaired mortgage loans were $814 million, including $442 million before valuation reserves totaling $94 million, and $372 million which had no valuation reserves. At December 31, 1995, the Company's impaired mortgage loans were $838 million, including $447 million before valuation reserves totaling $82 million, and $391 million which had no valuation reserves.

  During the year ended December 31, changes in reserves for impaired mortgage loans, including policyholder share, were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                         1996       1995
-----------------------------------------------------------------------------------------------------
Reserve balance -- January 1...................................................  $      82  $     127
Transfers to foreclosed real estate............................................        (29)       (27)
Charge-offs upon sales.........................................................        (19)       (33)
Net increase in valuation reserves.............................................         60         15
-----------------------------------------------------------------------------------------------------
Reserve balance -- December 31.................................................  $      94  $      82
-----------------------------------------------------------------------------------------------------
                                                                                 --------------------

  During 1996 and 1995, impaired mortgage loans, before valuation reserves, averaged approximately $852 million and $935 million, respectively. Interest income recorded and cash received on these loans was approximately $73 million and $71 million in 1996 and 1995, respectively.

REAL ESTATE

  During 1996, 1995 and 1994, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which totaled $107 million, $144 million and $127 million, respectively.

  Valuation reserves and cumulative write-downs related to real estate, including policyholder share, were $273 million and $310 million as of December 31, 1996 and 1995, respectively.

  Net income for 1996 included $19 million and $1 million for net investment income and write-downs upon foreclosures, respectively, for real estate held for sale.

  C) SHORT-TERM INVESTMENTS AND CASH EQUIVALENTS: At December 31, 1996 and 1995, short-term investments and cash equivalents, in the aggregate, primarily included debt securities, principally corporate securities of $418 million and $203 million, respectively.

  D) NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS: Unrealized appreciation (depreciation) for investments carried at fair value as of December 31 was as follows:

--------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                      1996       1995
--------------------------------------------------------------------------------------------------
Unrealized appreciation:
  Fixed maturities..........................................................  $   1,147  $   2,131
  Equity securities.........................................................          8         23
                                                                              ---------  ---------
                                                                                  1,155      2,154
                                                                              ---------  ---------
Unrealized depreciation:
  Fixed maturities..........................................................       (213)      (116)
  Equity securities.........................................................        (26)       (11)
                                                                              ---------  ---------
                                                                                   (239)      (127)
                                                                              ---------  ---------
Less policyholder-related amounts...........................................        610      1,279
                                                                              ---------  ---------
Shareholder net unrealized appreciation.....................................        306        748
Less deferred income taxes..................................................        118        272
--------------------------------------------------------------------------------------------------
Net unrealized appreciation.................................................  $     188  $     476
--------------------------------------------------------------------------------------------------
                                                                              --------------------

  Net unrealized appreciation for investments carried at fair value is included as a separate component of Shareholder's Equity, net of policyholder-related amounts and deferred income taxes. The net unrealized (depreciation) appreciation for these investments, primarily fixed maturities, during 1996, 1995 and 1994 was ($288) million, $542 million and ($494) million, respectively.

  During 1995 and 1994, certain fixed maturities were carried at amortized cost in the financial statements. The change in net unrealized appreciation (depreciation) for such investments was ($14) million and ($1.2) billion during 1995 and 1994, respectively.

  E) NON-INCOME PRODUCING INVESTMENTS: At December 31, the carrying values of investments, including policyholder share, that were non-income producing during the preceding 12 months were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                         1996       1995
-----------------------------------------------------------------------------------------------------
Fixed maturities...............................................................  $      52  $      75
Mortgage loans.................................................................         14         17
Real estate....................................................................        172        234
-----------------------------------------------------------------------------------------------------
Total..........................................................................  $     238  $     326
-----------------------------------------------------------------------------------------------------
                                                                                 --------------------

  F) DERIVATIVE FINANCIAL INSTRUMENTS: The Company's investment strategy is to manage the characteristics of investment assets, such as liquidity, currency, yield and duration, to reflect the underlying characteristics of the related insurance and contractholder liabilities, which vary among the Company's principal product lines. In connection with this investment strategy, the Company's use of derivative instruments, including interest rate and currency swaps, purchased options and futures contracts, is limited to hedging applications to minimize market risk.

  Hedge accounting treatment requires a probability of high correlation between the changes in the market value or cash flows of the derivatives and the hedged assets or liabilities. Under hedge accounting, the changes in market value or cash flows of the derivatives and the hedged assets or liabilities are recognized in net income in the same period. If the Company's use of derivatives does not qualify for hedge accounting treatment, the derivative is recorded at fair value and changes in its fair value are recognized in net income without considering changes in the hedged asset or liability.

  The Company routinely monitors, by individual counterparty, exposure to credit risk associated with swap and option contracts and diversifies the portfolio among approved dealers of high credit quality. Futures contracts are exchange-traded and, therefore, credit risk is limited since the exchange assumes the obligations. The Company manages legal risks by following industry standardized documentation procedures and by monitoring legal developments.

  Underlying contract, notional or principal amounts associated with derivatives at December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                         1996       1995
-----------------------------------------------------------------------------------------------------
Interest rate swaps............................................................  $     335  $     508
Currency swaps.................................................................        275        335
Purchased options..............................................................        632         --
Futures........................................................................         45         22
-----------------------------------------------------------------------------------------------------

  Under interest rate swaps, the Company agrees with other parties to periodically exchange the difference between variable rate and fixed rate asset cash flows to provide stable returns for related liabilities. The Company uses currency swaps (primarily Canadian dollars, pounds sterling and Swiss francs) to match the currency of investments to that of the associated liabilities. Under currency swaps, the parties exchange principal and interest amounts in two relevant currencies using agreed-upon exchange amounts.

  The net interest cash flows from interest rate and currency swaps are recognized currently as an adjustment to net investment income, and the fair value of these swaps is reported as an adjustment to the related investments.

  Using purchased options to reduce the effect of changes in interest rates or equity indexes on liabilities, the Company pays an up-front fee to receive cash flows from third parties when interest rates or equity indexes vary from specified levels. Purchased options that qualify for hedge accounting are recorded consistent with the related liabilities, at amortized cost plus adjustments based on current equity indexes, and income is reported as an adjustment to benefit expense. Purchased options are reported in other assets, and fees paid are amortized to benefit expense over their contractual periods. Purchased options with underlying notional amounts of $112 million at December 31, 1996 that are designated as hedges, but do not qualify for hedge accounting, are reported in other long-term investments at fair value with changes in fair value recognized as realized investment gains and losses.

  Interest rate futures are used to temporarily hedge against the changes in market values of bonds and mortgage loans to be purchased or sold. Under futures contracts, changes in the contract values are settled in cash daily with the exchange on which the instrument is traded. These changes in contract values are deferred and recorded as adjustments to the carrying value of the related bond or mortgage loan. Deferred gains and losses are amortized into net investment income over the life of the investments purchased or are recognized in full as realized investment gains and losses if investments are sold. Gains and losses on futures contracts deferred in anticipation of investment purchases were immaterial at December 31, 1996 and 1995.

  The effects of interest rate and currency swaps, purchased options and futures on the components of net income for 1996, 1995 and 1994 were not material.

  As of December 31, 1996 and 1995, the Company's variable interest rate investments consisted of approximately $1.3 billion and $1.4 billion of fixed maturities, respectively. As of December 31, 1996 and 1995, the Company's fixed interest rate investments consisted of $19.5 billion and $20.6 billion, respectively, of fixed maturities, and $10.2 billion and $10.0 billion, respectively, of mortgage loans.

  G) OTHER: As of December 31, 1996 and 1995, the Company had no concentration of investments in a single investee exceeding 10% of Shareholder's Equity.

NOTE 4 -- INVESTMENT INCOME AND GAINS AND LOSSES

  A) NET INVESTMENT INCOME: The components of net investment income, including policyholder share, for the year ended December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                           1996       1995       1994
-----------------------------------------------------------------------------------------------------
Fixed maturities....................................................  $   1,647  $   1,663  $   1,596
Equity securities...................................................         --         15         20
Mortgage loans......................................................        921        866        776
Policy loans........................................................        548        499        365
Real estate.........................................................        227        301        291
Other long-term investments.........................................         23         33         23
Short-term investments..............................................         35         46          8
                                                                      ---------  ---------  ---------
                                                                          3,401      3,423      3,079
Less investment expenses............................................        202        285        274
-----------------------------------------------------------------------------------------------------
Net investment income...............................................  $   3,199  $   3,138  $   2,805
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------

  Net investment income attributable to policyholder contracts, which is included in the Company's revenues and is primarily offset by amounts included in Benefits, Losses and Settlement Expenses, was approximately $1.8 billion for 1996 and 1995, and $1.5 billion for 1994 . Net investment income for separate accounts, which is not reflected in the Company's revenues, was $1.1 billion, $885 million and $693 million for 1996, 1995 and 1994, respectively.

  As of December 31, 1996, fixed maturities and mortgage loans on non-accrual status, including policyholder share, were $160 million and $360 million, including restructured investments of $88 million and $304 million, respectively. As of December 31, 1995, fixed maturities and mortgage loans on non-accrual status, including policyholder share, were $149 million and $523 million, including restructured investments of $105 million and $447 million, respectively. If interest on these investments had been recognized in accordance with their original terms, net income would have been increased by $15 million, $18 million and $14 million in 1996, 1995 and 1994, respectively.

  B) REALIZED INVESTMENT GAINS AND LOSSES: Realized gains and losses on investments, excluding policyholder share, for the year ended December 31 were as follows:

----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                     1996         1995         1994
----------------------------------------------------------------------------------------------------------------
Realized investment gains (losses):
  Fixed maturities.......................................................   $      11    $     (10)   $       4
  Equity securities......................................................           1            5            2
  Mortgage loans.........................................................         (12)          (5)          --
  Real estate............................................................          15            4           15
  Other..................................................................          22           (1)           6
                                                                                  ---          ---          ---
                                                                                   37           (7)          27
Income tax expenses (benefits)...........................................          17           (2)          12
----------------------------------------------------------------------------------------------------------------
Net realized investment gains (losses)...................................   $      20    $      (5)   $      15
----------------------------------------------------------------------------------------------------------------
                                                                                           --------------------

  Realized investment gains and losses include impairments in the value of investments, net of recoveries, of $40 million, $27 million and $33 million in 1996, 1995 and 1994, respectively.

  Realized investment gains (losses) for separate accounts, which are not reflected in the Company's revenues, were $305 million, $412 million and ($51) million for the years ended December 31, 1996, 1995 and 1994, respectively. Realized investment gains (losses) attributable to policyholder contracts, which also are not reflected in the Company's revenues, were $82 million and ($6) million for the years ended December 31, 1996 and 1995, respectively. There were no realized investment gains (losses) attributable to policyholder contracts for the year ended December 31, 1994.

  Sales of available-for-sale fixed maturities and equity securities, including policyholder share, for the year ended December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                              1996       1995       1994
-----------------------------------------------------------------------------------------------------
Proceeds from sales.................................................  $   4,236  $   1,667  $   2,116
Gross gains on sales................................................  $     146  $      78  $      73
Gross losses on sales...............................................  $     (70) $     (53) $     (70)
-----------------------------------------------------------------------------------------------------

  Prior to the SFAS No. 115 reclassification described in Note 2(B), $171 million of fixed maturities classified as held-to-maturity, including policyholder share, were transferred to the available-for-sale category in 1995 with no material effect on Shareholder's Equity.

NOTE 5 -- SHAREHOLDER'S EQUITY AND DIVIDEND RESTRICTIONS

  The Connecticut Insurance Department (the Department) recognizes as net income and surplus (shareholder's equity) those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which differ in certain respects from generally accepted accounting principles. As of December 31, 1996, there were no permitted accounting practices utilized by the Company that were materially different from those prescribed by the Department.

  Capital stock of the Company at December 31, 1996 and 1995 consisted of 5,978,322 shares of common stock authorized, issued and outstanding (par value $5.00).

  The Company's statutory net income was $611 million, $390 million and $428 million for 1996, 1995 and 1994, respectively. Statutory surplus was $2.1 billion at December 31, 1996 and 1995. The Connecticut Insurance Holding Company Act limits the amount of annual dividends or other distributions available to shareholders of Connecticut insurance companies without the Department's prior approval. During 1996, the Company paid a total of $600 million in dividends to its Parent, of which $200 million received prior approval from the Department in accordance with requirements. Under current law, the maximum dividend distribution that may be made by the Company during 1997 without prior approval is $629 million. The amount of restricted net assets as of December 31, 1996 was approximately $3.5 billion.

NOTE 6 -- INCOME TAXES

  The Company's net deferred tax asset of $639 million and $403 million as of December 31, 1996 and 1995, respectively, reflects management's belief that the Company's taxable income in future years will be sufficient to realize the net deferred tax asset based on the Company's earnings history and its future expectations. In determining the adequacy of future taxable income, management considered the future reversal of its existing taxable temporary differences and available tax planning strategies that could be implemented, if necessary.

  In accordance with the Life Insurance Company Income Tax Act of 1959, a portion of the Company's statutory income was not subject to current income taxation but was accumulated in an account designated Policyholders' Surplus Account. Under the Tax Reform Act of 1984, no further additions may be made to the Policyholders' Surplus Account for tax years ending after December 31, 1983. The balance in the account of approximately $450 million at December 31, 1996 would result in a tax liability of $158 million only if distributed to the shareholder or if the account balance exceeded a prescribed maximum. No income taxes have been provided on this amount because, in management's opinion, the likelihood that these conditions will be met is remote.

  CIGNA's federal income tax returns are routinely audited by the Internal Revenue Service (IRS), and provisions are made in CIGNA's financial statements in anticipation of the results of these audits.

    In management's opinion, adequate tax liabilities have been established for all years.

  The tax effect of temporary differences which give rise to deferred income tax assets and liabilities as of December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                      1996       1995
-----------------------------------------------------------------------------------------------------
Deferred tax assets:
  Other insurance and contractholder liabilities...............................  $     387  $     324
  Employee and retiree benefit plans...........................................        177        176
  Investments, net.............................................................        228        225
  Other........................................................................         74         72
                                                                                       ---        ---
  Total deferred tax assets....................................................        866        797
                                                                                       ---        ---
Deferred tax liabilities:
  Policy acquisition expenses..................................................         21         25
  Depreciation.................................................................         88         97
  Unrealized appreciation on investments.......................................        118        272
                                                                                       ---        ---
  Total deferred tax liabilities...............................................        227        394
-----------------------------------------------------------------------------------------------------
Net deferred income tax asset..................................................  $     639  $     403
-----------------------------------------------------------------------------------------------------
                                                                                 --------------------

  Total income taxes for the year ended December 31 were less than the amount computed using the nominal federal income tax rate of 35% for the following reasons:

----------------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                1996       1995       1994
----------------------------------------------------------------------------------------------------------
Tax expense at nominal rate..............................................  $     305  $     266  $     271
Tax-exempt interest income...............................................         (5)        (6)        (7)
Dividends received deduction.............................................         (7)        (7)        (3)
Amortization of goodwill.................................................          4          4          4
Resolved federal tax audit issues........................................         --         --         (2)
Other....................................................................         16         --          2
----------------------------------------------------------------------------------------------------------
Total income taxes.......................................................  $     313  $     257  $     265
----------------------------------------------------------------------------------------------------------
                                                                           -------------------------------

NOTE 7 -- PENSION AND OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS PLANS

  A) PENSION PLANS: The Company provides retirement benefits to eligible employees and agents. These benefits are provided through a plan sponsored by CIGNA covering most domestic employees (the Plan) and by several separate pension plans for various subsidiaries, agents and foreign employees.

  The Plan is a non-contributory, defined benefit, trusteed plan available to eligible domestic employees. Benefits are based on employees' years of service and compensation during the highest three or, if service commenced after December 31, 1988, five consecutive years of employment, offset by a portion of the Social Security benefit for which they are eligible. CIGNA funds at least the minimum amount required by the Employee Retirement Income Security Act of 1974. Allocated pension cost for the Company was $26 million, $23 million and $31 million in 1996, 1995 and 1994, respectively.

  The Plan, and several separate pension plans for various subsidiaries and agents, had deposits with the Company totalling approximately $2.2 billion and $2.0 billion at December 31, 1996 and 1995, respectively.

  B) OTHER POSTRETIREMENT BENEFITS PLANS: In addition to providing pension benefits, the Company provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by CIGNA. A substantial portion of the Company's employees may become eligible for these benefits upon retirement. CIGNA's contributions for health care benefits depend upon a retiree's date of retirement, age, years of service and other cost-sharing features, such as deductibles and coinsurance. Under the terms of the benefit plans, benefit provisions and cost-sharing features can be adjusted. In general, retiree health care benefits are not funded by CIGNA, but are paid as covered expenses are incurred. Retiree life insurance benefits are paid from plan assets or as covered expenses are incurred.

  In 1996, CIGNA amended its health care plan for certain current and future retirees effective January 1, 1997, whereby health benefits will be provided primarily through CIGNA's managed care networks in exchange for a fixed reimbursement amount per retiree from Medicare. The effect of the plan amendment was to reduce CIGNA's other postretirement benefit liability by $110 million. The reduction of the liability is being amortized into income over the average remaining employee service period, approximately 17 years, through a reduction of the expense for postretirement benefits other than pensions allocated to the Company.

  An employer's postretirement benefit liability is primarily measured by determining the present value of the projected future costs of health benefits based on an estimate of health care cost trend rates. Expense for postretirement benefits other than pensions allocated to the Company totalled $16 million for 1996, $20 million for 1995 and $28 million for 1994. The other postretirement benefit liability included in Accounts Payable, Accrued Expenses and Other Liabilities as of December 31, 1996 and 1995 was $424 million and $427 million, including net intercompany payables of $40 million and $28 million, respectively, for services provided by affiliates' employees.

  C) OTHER POSTEMPLOYMENT BENEFITS: The Company provides certain salary continuation (severance and disability), health care and life insurance benefits to inactive and former employees, spouses and other eligible dependents through various employee benefit plans sponsored by CIGNA.

  Although severance benefits accumulate with additional service, the Company recognizes severance expense when severance is probable and the costs can be reasonably estimated. Postemployment benefits other than severance generally do not vest or accumulate; therefore, the estimated cost of benefits is accrued when determined to be probable and estimable, generally upon disability or termination. See Note 10 for additional information regarding severance accrued as part of cost reduction initiatives.

  D) CAPITAL ACCUMULATION PLANS: CIGNA sponsors various capital accumulation plans in which employee contributions on a pre-tax basis (401(k)) are supplemented by CIGNA matching contributions. Contributions are invested, at the election of the employee, in one or more of the following investments: CIGNA common stock fund, several non-CIGNA stock and bond portfolios and a fixed-income fund. The Company's allocated expense for such plans totaled $16 million for 1996 and $14 million for each of 1995 and 1994.

NOTE 8 -- REINSURANCE

  In the normal course of business, the Company enters into agreements, primarily relating to short-duration contracts, to assume and cede reinsurance with other insurance companies. Reinsurance is ceded primarily to limit losses from large exposures and to permit recovery of a portion of direct losses, although ceded reinsurance does not relieve the originating insurer of liability. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristic of its reinsurers.

  Failure of reinsurers to indemnify the Company, as a result of reinsurer insolvencies and disputes, could result in losses. As of December 31, 1996 and 1995 there were no allowances for uncollectible amounts. While future charges for unrecoverable reinsurance may materially affect results of operations in future periods, such amounts are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  The effects of reinsurance on net earned premiums and fees for the year ended December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                           1996       1995       1994
-----------------------------------------------------------------------------------------------------
SHORT-DURATION CONTRACTS
Premiums and fees:
  Direct............................................................  $   3,709  $   3,374  $   3,419
  Assumed...........................................................        571        818        716
  Ceded.............................................................       (193)      (391)      (291)
-----------------------------------------------------------------------------------------------------
Net earned premiums and fees........................................  $   4,087  $   3,801  $   3,844
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------

LONG-DURATION CONTRACTS
Premiums and fees:
  Direct............................................................  $   1,228  $   1,189  $   1,068
  Assumed...........................................................        165        127        126
  Ceded.............................................................       (166)      (119)       (78)
-----------------------------------------------------------------------------------------------------
Net earned premiums and fees........................................  $   1,227  $   1,197  $   1,116
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------

  The effects of reinsurance on written premiums and fees for short-duration contracts were not materially different from the amounts shown in the above table. Benefits, losses and settlement expenses for 1996, 1995 and 1994 were net of reinsurance recoveries of $359 million, $442 million and $415 million, respectively.

NOTE 9 -- LEASES AND RENTALS

  Rental expenses for operating leases, principally with respect to buildings, amounted to $68 million, $60 million and $62 million in 1996, 1995 and 1994, respectively.

  As of December 31, 1996, future net minimum rental payments under non-cancelable operating leases were $128 million, payable as follows: 1997 - $42 million; 1998 - $31 million; 1999 - $27 million; 2000 - $13 million; 2001 -
$6 million; and $9 million thereafter.

NOTE 10 -- SEGMENT INFORMATION

  The Company operates principally in three segments: Employee Life and Health Benefits, Employee Retirement and Savings Benefits, and Individual Financial Services. Other Operations consists principally of the results of the Company's settlement annuity business.

  Summarized financial information with respect to the business segments for the year ended and as of December 31 was as follows:

--------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                        1996       1995       1994
--------------------------------------------------------------------------------------------------
REVENUES
Employee Life and Health Benefits................................  $   4,510  $   4,243  $   4,194
Employee Retirement and Savings Benefits.........................      1,899      1,914      1,887
Individual Financial Services....................................      1,950      1,800      1,546
Other Operations.................................................        200        181        173
--------------------------------------------------------------------------------------------------
Total............................................................  $   8,559  $   8,138  $   7,800
--------------------------------------------------------------------------------------------------
                                                                   -------------------------------

INCOME (LOSS) BEFORE INCOME TAXES
Employee Life and Health Benefits................................  $     287  $     294  $     323
Employee Retirement and Savings Benefits.........................        293        232        258
Individual Financial Services....................................        298        252        237
Other Operations.................................................         (8)       (17)       (44)
--------------------------------------------------------------------------------------------------
Total............................................................  $     870  $     761  $     774
--------------------------------------------------------------------------------------------------
                                                                   -------------------------------

IDENTIFIABLE ASSETS
Employee Life and Health Benefits................................  $   7,065  $   7,629  $   7,197
Employee Retirement and Savings Benefits.........................     40,122     37,609     33,588
Individual Financial Services....................................     17,930     16,189     12,612
Other Operations.................................................      2,398      2,569      2,111
--------------------------------------------------------------------------------------------------
Total............................................................  $  67,515  $  63,996  $  55,508
--------------------------------------------------------------------------------------------------
                                                                   -------------------------------

  During 1995, the Company recorded a $13 million pre-tax charge, included in Other Operating Expenses, for cost reduction initiatives in the Employee Life and Health Benefits segment. The charge consisted primarily of severance-related expenses representing costs associated with nonvoluntary employee terminations covering approximately 1,100 employees. The cash outlays associated with the restructuring initiatives began in the third quarter of 1995 and will continue through 1997, with $6 million paid in 1996. As of December 31, 1996, $7 million of severance was paid to 625 terminated employees. The Company has funded, and will continue to fund, these costs through liquid assets, and such funding has not and will not have a material adverse effect on its liquidity.

NOTE 11 -- CONTINGENCIES

  A) FINANCIAL GUARANTEES: The Company is contingently liable for financial guarantees provided in the ordinary course of business on the repayment of principal and interest on certain industrial revenue bonds. The contractual amounts of financial guarantees reflect the Company's maximum exposure to credit loss in the event of nonperformance. To limit the Company's exposure in the event of default of any guaranteed obligation, various programs are in place to ascertain the creditworthiness of guaranteed parties and to monitor this status on a periodic basis.

  The industrial revenue bonds guaranteed directly by the Company have remaining maturities of up to 19 years. The guarantees provide for payment of debt service only as it becomes due; consequently, an event of default would not cause an acceleration of scheduled principal and interest payments. The principal amount of the bonds guaranteed by the Company at December 31, 1996 and 1995 was $234 million and $266 million, respectively. Revenues in connection with industrial revenue bond guarantees are derived principally from equity participations in the related projects and are included in Net Investment Income as earned. Loss reserves for financial guarantees are established when a default has occurred or when the Company believes that a loss has been incurred. During 1994, losses for industrial revenue bonds were $1 million. There were no such losses in 1996 and 1995.

  The Company also guarantees a minimum level of benefits for certain separate account contracts and, in the event that separate account assets are insufficient to fund minimum policy benefits, the Company is obligated to fund the difference. As of December 31, 1996 and 1995, the amount of minimum benefit guarantees for separate account contracts was $4.9 billion and $5.1 billion, respectively. Reserves in addition to the separate account liabilities are established when the Company believes a payment will be required under one of these guarantees. No such reserves were required as of December 31, 1996 and 1995. Guarantee fees are part of the overall management fee charged to separate accounts and are recognized in income as earned.

  Although the ultimate outcome of any loss contingencies arising from the Company's financial guarantees may adversely affect results of operations in future periods, they are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  B) REGULATORY AND INDUSTRY DEVELOPMENTS: The Company's businesses are subject to a changing social, economic, legal, legislative and regulatory environment that could affect them. Some of the changes include initiatives to: change certain federal corporate tax laws; restrict insurance pricing and the application of underwriting standards; reform health care; and expand regulation. Some of the more significant issues are discussed below.

  In August 1996, Congress passed legislation that phases out over a three-year period the tax deductibility of policy loan interest for most leveraged corporate-owned life insurance (COLI) products. For 1996, 31% of revenues and 29% of operating income for the Individual Financial Services segment were from leveraged COLI products that are affected by this legislation. The effect of the legislation on this segment's income is not expected to be material through 1998. Beginning in 1999, the effect of the legislation is uncertain; however, it could have a material adverse effect on the segment's income. The Company does not expect this legislation to have a material effect on its consolidated results of operations, liquidity or financial condition.

  The Company expects proposals for federal and state legislation seeking some health care insurance reforms. Due to uncertainties associated with the timing and content of any health care legislation, the effect on the Company's future results of operations, liquidity or financial condition cannot be reasonably estimated at this time.

  The National Association of Insurance Commissioners is currently developing standardized statutory accounting principles, which are scheduled to take effect in 1999. The effect on the Company's statutory net income, surplus and liquidity cannot be reasonably estimated at this time.

  In recent years, the number of insurance companies that are impaired or insolvent has increased. This is expected to result in an increase in mandatory assessments by state guaranty funds of, or voluntary payments by, solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company recorded pre-tax charges of $53.9 million, $37.0 million and $27.9 million for 1996, 1995 and 1994, respectively, for guaranty fund assessments that can be reasonably estimated before giving effect to future premium tax recoveries. Although future assessments and payments may adversely affect results of operations in future periods, such amounts are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  The eventual effect on the Company of the changing environment in which it operates remains uncertain.

  C) LITIGATION: The Company is routinely engaged in litigation incidental to its business. While the outcome of all litigation involving the Company, including insurance-related litigation, cannot be determined, litigation is not expected to result in losses that differ from recorded reserves by amounts that would be material to results of operations, liquidity or financial condition.

NOTE 12 -- RELATED PARTY TRANSACTIONS

  The Company has assumed the settlement annuity and group pension business written by Life Insurance Company of North America (LINA), an affiliate. Reserves held by the Company with respect to this business were $1.7 billion at December 31, 1996 and 1995.

  The Company cedes long-term disability business to LINA. Reinsurance recoverables from LINA at December 31, 1996 and 1995 were $917 million and $973 million, respectively.

  The Company had lines of credit available from affiliates totaling $600 million at both December 31, 1996 and 1995. All borrowings are payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate plus 1/4 of 1%. Interest expense was $1 million for 1996, 1995 and 1994. As of December 31, 1996 and 1995, there were no borrowings outstanding under such lines.

  The Company extended lines of credit to affiliates totalling $600 million at December 31, 1996 and 1995. All loans are payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate. There were no amounts outstanding as of December 31, 1996 or 1995.

  The Company, together with other CIGNA subsidiaries, has entered into a pooling arrangement known as the CIGNA Corporate Liquidity Account (the Account) for the purpose of maximizing earnings on funds available for short-term investments. Withdrawals from the Account, up to the total amount of the participant's investment in the Account, are allowed on a demand basis. As of December 31, 1996 and 1995, the Company had a balance in the Account of $80 million and $212 million, respectively.

  CIGNA allocates to the Company its share of operating expenses incurred at the corporate level. The Company also allocates a portion of its operating expenses to affiliated companies on whose behalf it performs certain administrative services.

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
FINANCIAL STATEMENTS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

                                    ALGER AMERICAN PORTFOLIO SUB-ACCOUNTS             FIDELITY VIP PORTFOLIO SUB-ACCOUNTS
                               ------------------------------------------------  ---------------------------------------------
                                           LEVERAGED    MIDCAP       SMALL         EQUITY-      MONEY       HIGH
                                 GROWTH      ALLCAP     GROWTH   CAPITALIZATION    INCOME      MARKET      INCOME    OVERSEAS
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------
ASSETS:
Investment in variable
  insurance funds at value.... $18,174,849 $5,583,768 $9,575,698  $14,394,067    $28,183,257 $10,602,830 $4,883,390 $1,894,609
Receivable from Connecticut
  General Life Insurance
  Company.....................      18,958     --         12,788      --              25,905     317,787      6,415     --
Receivable for fund shares
  sold........................     --             342     --            7,106        --          --          --             86
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------
  Total assets................  18,193,807  5,584,110  9,588,486   14,401,173     28,209,162  10,920,617  4,889,805  1,894,695
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------
LIABILITIES:
Payable to Connecticut General
  Life Insurance Company......     --             342     --            7,106        --          --          --             86
Payable for fund shares
  purchased...................      18,958     --         12,788      --              25,905     317,787      6,415     --
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------
  Total liabilities...........      18,958        342     12,788        7,106         25,905     317,787      6,415         86
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------
  Net assets.................. $18,174,849 $5,583,768 $9,575,698  $14,394,067    $28,183,257 $10,602,830 $4,883,390 $1,894,609
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------
FLEXIBLE PAYMENT DEFERRED
  ANNUITY CONTRACTS
Accumulation units
  outstanding.................   1,236,762    347,060    625,799    1,001,691      1,951,707     968,529    426,441    167,414
Net asset value per
  accumulation unit........... $ 13.855323 $15.364036 $14.473761  $ 13.460941    $ 13.679456 $ 10.658014 $10.802349 $10.614394
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------
                               $17,135,737 $5,332,250 $9,057,661  $13,483,704    $26,698,296 $10,322,591 $4,606,568 $1,776,998
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------
FLEXIBLE PAYMENT DEFERRED
  ANNUITY CONTRACTS--NEW YORK
Accumulation units
  outstanding.................      94,174     25,272     51,632       97,173        133,553      10,588     26,114     11,164
Net asset value per
  accumulation unit........... $ 10.655539 $ 9.952430 $10.033269  $  9.368431    $ 10.851716 $ 10.223104 $10.600637 $10.534750
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------
                               $ 1,003,480 $  251,518 $  518,037  $   910,363    $ 1,449,274 $   108,247 $  276,822 $  117,611
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------

Accumulation net assets....... $18,139,217 $5,583,768 $9,575,698  $14,394,067    $28,147,570 $10,430,838 $4,883,390 $1,894,609
Annuity reserves..............      35,632     --         --          --              35,687     171,992     --         --
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------
                               $18,174,849 $5,583,768 $9,575,698  $14,394,067    $28,183,257 $10,602,830 $4,883,390 $1,894,609
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------
                               ----------- ---------- ---------- --------------  ----------- ----------- ---------- ----------

                                   FIDELITY VIP II
                                      PORTFOLIO
                                    SUB-ACCOUNTS
                                ---------------------
                                  ASSET    INVESTMENT
                                 MANAGER   GRADE BOND
                                ---------- ----------
ASSETS:
Investment in variable
  insurance funds at value....  $4,203,610 $5,840,585
Receivable from Connecticut
  General Life Insurance
  Company.....................      17,935     12,854
Receivable for fund shares
  sold........................      --         --
                                ---------- ----------
  Total assets................   4,221,545  5,853,439
                                ---------- ----------
LIABILITIES:
Payable to Connecticut General
  Life Insurance Company......      --         --
Payable for fund shares
  purchased...................      17,935     12,854
                                ---------- ----------
  Total liabilities...........      17,935     12,854
                                ---------- ----------
  Net assets..................  $4,203,610 $5,840,585
                                ---------- ----------
                                ---------- ----------
FLEXIBLE PAYMENT DEFERRED
  ANNUITY CONTRACTS
Accumulation units
  outstanding.................     296,224    529,141
Net asset value per
  accumulation unit...........  $12.758423 $10.734479
                                ---------- ----------
                                $3,779,356 $5,680,056
                                ---------- ----------
FLEXIBLE PAYMENT DEFERRED
  ANNUITY CONTRACTS--NEW YORK
Accumulation units
  outstanding.................      39,293     15,245
Net asset value per
  accumulation unit...........  $10.797117 $10.530045
                                ---------- ----------
                                $  424,254 $  160,529
                                ---------- ----------
Accumulation net assets.......  $4,203,610 $5,840,585
Annuity reserves..............      --         --
                                ---------- ----------
                                $4,203,610 $5,840,585
                                ---------- ----------
                                ---------- ----------

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
FINANCIAL STATEMENTS (CONTINUED)
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

                                      MFS SERIES SUB-ACCOUNTS               AMT PORTFOLIO SUB-ACCOUNTS
                                -----------------------------------   --------------------------------------
                                  TOTAL                    WORLD                     LIMITED
                                  RETURN    UTILITIES   GOVERNMENTS    BALANCED   MATURITY BOND    PARTNERS
                                ----------  ----------  -----------   ----------  -------------   ----------
ASSETS:
Investment in variable
  insurance funds at value....  $8,702,389  $2,791,807  $1,507,463    $3,365,177   $3,663,477     $9,696,541
Receivable from Connecticut
  General Life Insurance
  Company.....................      33,090      --          12,939        14,831       12,953         15,097
Receivable for fund shares
  sold........................      --             195      --            --          --              --
                                ----------  ----------  -----------   ----------  -------------   ----------
  Total assets................   8,735,479   2,792,002   1,520,402     3,380,008    3,676,430      9,711,638
                                ----------  ----------  -----------   ----------  -------------   ----------
LIABILITIES:
Payable to Connecticut General
  Life Insurance Company......      --             195      --            --          --              --
Payable for fund shares
  purchased...................      33,090      --          12,939        14,831       12,953         15,097
                                ----------  ----------  -----------   ----------  -------------   ----------
  Total liabilities...........      33,090         195      12,939        14,831       12,953         15,097
                                ----------  ----------  -----------   ----------  -------------   ----------
  Net assets..................  $8,702,389  $2,791,807  $1,507,463    $3,365,177   $3,663,477     $9,696,541
                                ----------  ----------  -----------   ----------  -------------   ----------
                                ----------  ----------  -----------   ----------  -------------   ----------
FLEXIBLE PAYMENT DEFERRED
  ANNUITY CONTRACTS
Accumulation units
  outstanding.................     654,101     203,475     139,111       290,632      330,999        580,564
Net asset value per
  accumulation unit...........  $12.420693  $13.292608  $10.552213    $10.832872   $10.857343     $15.500823
                                ----------  ----------  -----------   ----------  -------------   ----------
                                $8,124,391  $2,704,717  $1,467,933    $3,148,378   $3,593,774     $8,999,227
                                ----------  ----------  -----------   ----------  -------------   ----------
FLEXIBLE PAYMENT DEFERRED
  ANNUITY CONTRACTS--NEW YORK
Accumulation units
  outstanding.................      52,465       7,641       3,788        18,307        6,716         60,560
Net asset value per
  accumulation unit...........  $11.016746  $11.397495  $10.436909    $ 9.983723   $10.377931     $11.514426
                                ----------  ----------  -----------   ----------  -------------   ----------
                                $  577,998  $   87,090  $   39,530    $  182,770   $   69,703     $  697,314
                                ----------  ----------  -----------   ----------  -------------   ----------
Accumulation net assets.......  $8,702,389  $2,791,807  $1,507,463    $3,331,148   $3,663,477     $9,696,541
Annuity reserves..............      --          --          --            34,029      --              --
                                ----------  ----------  -----------   ----------  -------------   ----------
                                $8,702,389  $2,791,807  $1,507,463    $3,365,177   $3,663,477     $9,696,541
                                ----------  ----------  -----------   ----------  -------------   ----------
                                ----------  ----------  -----------   ----------  -------------   ----------

                                OCC ACCUMULATION TRUST SUB-ACCOUNTS*
                                ------------------------------------
                                  GLOBAL
                                  EQUITY       MANAGED    SMALL CAP
                                -----------  -----------  ----------
ASSETS:
Investment in variable
  insurance funds at value....  $10,194,411  $33,126,842  $2,756,326
Receivable from Connecticut
  General Life Insurance
  Company.....................       34,130       47,270      --
Receivable for fund shares
  sold........................      --           --           23,333
                                -----------  -----------  ----------
  Total assets................   10,228,541   33,174,112   2,779,659
                                -----------  -----------  ----------
LIABILITIES:
Payable to Connecticut General
  Life Insurance Company......      --           --           23,333
Payable for fund shares
  purchased...................       34,130       47,270      --
                                -----------  -----------  ----------
  Total liabilities...........       34,130       47,270      23,333
                                -----------  -----------  ----------
  Net assets..................  $10,194,411  $33,126,842  $2,756,326
                                -----------  -----------  ----------
                                -----------  -----------  ----------
FLEXIBLE PAYMENT DEFERRED
  ANNUITY CONTRACTS
Accumulation units
  outstanding.................      732,412    2,301,440     202,106
Net asset value per
  accumulation unit...........  $ 13.347358  $ 13.502565  $12.718827
                                -----------  -----------  ----------
                                $ 9,775,759  $31,075,345  $2,570,551
                                -----------  -----------  ----------
FLEXIBLE PAYMENT DEFERRED
  ANNUITY CONTRACTS--NEW YORK
Accumulation units
  outstanding.................       35,443      176,181      17,578
Net asset value per
  accumulation unit...........  $ 10.785929  $ 11.432399  $10.568440
                                -----------  -----------  ----------
                                $   382,281  $ 2,014,174  $  185,775
                                -----------  -----------  ----------
Accumulation net assets.......  $10,158,040  $33,089,519  $2,756,326
Annuity reserves..............       36,371       37,323      --
                                -----------  -----------  ----------
                                $10,194,411  $33,126,842  $2,756,326
                                -----------  -----------  ----------
                                -----------  -----------  ----------

------------------------------

* Formerly Quest for Value Accumulation Trust

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
FINANCIAL STATEMENTS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                     ALGER AMERICAN PORTFOLIO SUB-ACCOUNTS             FIDELITY VIP PORTFOLIO SUB-ACCOUNTS
                                ------------------------------------------------   -------------------------------------------
                                            LEVERAGED    MIDCAP       SMALL         EQUITY-     MONEY      HIGH
                                  GROWTH     ALLCAP      GROWTH   CAPITALIZATION     INCOME     MARKET   INCOME *  OVERSEAS **
                                ----------  ---------   --------  --------------   ----------  --------  --------  -----------
INVESTMENT INCOME:
Dividends.....................  $    5,644  $  --       $  --       $ --           $   11,853  $572,187  $  --       $--

EXPENSES:
Mortality and expense risk and
  administrative charges......     143,341     48,267     67,601      126,196         221,540   143,360    19,299      5,307
                                ----------  ---------   --------  --------------   ----------  --------  --------  -----------
  Net investment gain
    (loss)....................    (137,697)   (48,267)   (67,601)    (126,196)       (209,687)  428,827   (19,299)    (5,307)
                                ----------  ---------   --------  --------------   ----------  --------  --------  -----------

NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Capital distribution from
  portfolio sponsors..........     238,605     30,845     87,714       34,967         339,772     --        --        --
Net realized gain (loss) on
  share transactions..........      (9,498)   (22,790)    (6,893)     (33,203)            749     --         (241)       168
                                ----------  ---------   --------  --------------   ----------  --------  --------  -----------
  Net realized gain (loss)....     229,107      8,055     80,821        1,764         340,521     --         (241)       168
Net unrealized gain...........   1,131,951    218,998    345,620      109,613       2,059,625     --      196,922     64,159
                                ----------  ---------   --------  --------------   ----------  --------  --------  -----------
  Net realized and unrealized
    gain on investments.......   1,361,058    227,053    426,441      111,377       2,400,146     --      196,681     64,327
                                ----------  ---------   --------  --------------   ----------  --------  --------  -----------

INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................  $1,223,361  $ 178,786   $358,840    $ (14,819)     $2,190,459  $428,827  $177,382    $59,020
                                ----------  ---------   --------  --------------   ----------  --------  --------  -----------
                                ----------  ---------   --------  --------------   ----------  --------  --------  -----------

                                  FIDELITY VIP II
                                     PORTFOLIO
                                    SUB-ACCOUNTS
                                --------------------
                                 ASSET    INVESTMENT
                                MANAGER   GRADE BOND
                                --------  ----------
INVESTMENT INCOME:
Dividends.....................  $ 28,793   $ 90,885
EXPENSES:
Mortality and expense risk and
  administrative charges......    32,701     46,709
                                --------  ----------
  Net investment gain
    (loss)....................    (3,908)    44,176
                                --------  ----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Capital distribution from
  portfolio sponsors..........    23,742     --
Net realized gain (loss) on
  share transactions..........      (551)   (39,580)
                                --------  ----------
  Net realized gain (loss)....    23,191    (39,580)
Net unrealized gain...........   318,766    134,649
                                --------  ----------
  Net realized and unrealized
    gain on investments.......   341,957     95,069
                                --------  ----------
INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................  $338,049   $139,245
                                --------  ----------
                                --------  ----------

------------------------

*   Period from May 22, 1996 (date deposits first received) to December 31, 1996

**  Period from May 20, 1996 (date deposits first received) to December 31, 1996

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
FINANCIAL STATEMENTS (CONTINUED)
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                                    AMT PORTFOLIO
                                                                                                     SUB-ACCOUNTS
                                                                MFS SERIES SUB-ACCOUNTS        ------------------------
                                                          -----------------------------------                LIMITED
                                                            TOTAL                    WORLD                   MATURITY
                                                            RETURN    UTILITIES   GOVERNMENTS   BALANCED       BOND
                                                          ----------  ----------  -----------  ----------  ------------
INVESTMENT INCOME:
Dividends...............................................  $  131,034  $   64,106   $  --       $   28,644   $  112,452

EXPENSES:
Mortality and expense risk and administrative charges...      60,653      20,389      12,757       29,014       29,820
                                                          ----------  ----------  -----------  ----------  ------------
  Net investment gain (loss)............................      70,381      43,717     (12,757)        (370)      82,632
                                                          ----------  ----------  -----------  ----------  ------------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Capital distribution from portfolio sponsors............      57,008     166,334      --          159,289       --
Net realized gain (loss) on share transactions..........       2,967        (387)        103         (232)         110
                                                          ----------  ----------  -----------  ----------  ------------
  Net realized gain.....................................      59,975     165,947         103      159,057          110
Net unrealized gain (loss)..............................     468,302      99,863      61,456      (27,931)       8,894
                                                          ----------  ----------  -----------  ----------  ------------
  Net realized and unrealized gain
    on investments......................................     528,277     265,810      61,559      131,126        9,004
                                                          ----------  ----------  -----------  ----------  ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  598,658  $  309,527   $  48,802   $  130,756   $   91,636
                                                          ----------  ----------  -----------  ----------  ------------
                                                          ----------  ----------  -----------  ----------  ------------


                                                                                  OCC ACCUMULATION
                                                                                TRUST SUB-ACCOUNTS *
                                                                        ------------------------------------
                                                                          GLOBAL
                                                            PARTNERS      EQUITY      MANAGED     SMALL CAP
                                                          ------------  ----------  ------------  ----------
INVESTMENT INCOME:
Dividends...............................................  $      6,470  $   36,437  $    119,991  $    9,776
EXPENSES:
Mortality and expense risk and administrative charges...        64,981      76,755       245,571      19,273
                                                          ------------  ----------  ------------  ----------
  Net investment gain (loss)............................       (58,511)    (40,318)     (125,580)     (9,497)
                                                          ------------  ----------  ------------  ----------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Capital distribution from portfolio sponsors............        80,881      54,017        76,525      25,134
Net realized gain (loss) on share transactions..........        (2,019)     (2,096)          412        (217)
                                                          ------------  ----------  ------------  ----------
  Net realized gain.....................................        78,862      51,921        76,937      24,917
Net unrealized gain (loss)..............................     1,271,284     767,457     3,785,792     239,507
                                                          ------------  ----------  ------------  ----------
  Net realized and unrealized gain
    on investments......................................     1,350,146     819,378     3,862,729     264,424
                                                          ------------  ----------  ------------  ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  1,291,635  $  779,060  $  3,737,149  $  254,927
                                                          ------------  ----------  ------------  ----------
                                                          ------------  ----------  ------------  ----------

------------------------

* Formerly Quest for Value Accumulation Trust

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
FINANCIAL STATEMENTS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                  ALGER AMERICAN PORTFOLIO SUB-ACCOUNTS                 FIDELITY VIP PORTFOLIO SUB-ACCOUNTS
                           ---------------------------------------------------   --------------------------------------------------
                                        LEVERAGED     MIDCAP        SMALL          EQUITY-       MONEY         HIGH
                             GROWTH       ALLCAP      GROWTH    CAPITALIZATION     INCOME        MARKET      INCOME *   OVERSEAS **
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------
OPERATIONS:
Net investment gain
  (loss).................  $  (137,697) $  (48,267) $  (67,601)  $  (126,196)    $  (209,687) $    428,827  $  (19,299) $   (5,307)
Net realized gain
  (loss).................      229,107       8,055      80,821         1,764         340,521       --             (241)        168
Net unrealized gain......    1,131,951     218,998     345,620       109,613       2,059,625       --          196,922      64,159
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------
  Net increase (decrease)
    from operations......    1,223,361     178,786     358,840       (14,819)      2,190,459       428,827     177,382      59,020
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------
ACCUMULATION AND ANNUITY
  UNIT TRANSACTIONS:
Participant deposits.....   10,783,257   3,476,529   4,553,845     8,786,778      15,889,145    30,385,963   2,685,680   1,005,559
Participant transfers....    2,602,802     772,742   2,723,340     2,632,177       5,222,220   (26,362,351)  2,257,438     834,182
Participant
  withdrawals............     (294,588)    (53,503)    (98,852)     (281,569)     (1,664,909)     (825,252)   (237,110)     (4,152)
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------
  Net increase from
    participant
    transactions.........   13,091,471   4,195,768   7,178,333    11,137,386      19,446,456     3,198,360   4,706,008   1,835,589
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------
    Total increase in net
      assets.............   14,314,832   4,374,554   7,537,173    11,122,567      21,636,915     3,627,187   4,883,390   1,894,609
NET ASSETS:
Beginning of period......    3,860,017   1,209,214   2,038,525     3,271,500       6,546,342     6,975,643      --          --
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------
End of period............  $18,174,849  $5,583,768  $9,575,698   $14,394,067     $28,183,257  $ 10,602,830  $4,883,390  $1,894,609
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------
PARTICIPANT ACCUMULATION
  UNIT TRANSACTIONS
  (IN UNITS):
Participant deposits.....      754,789     213,846     291,599       581,020       1,139,160     2,865,808     244,193      87,926
Participant transfers....      195,742      49,618     185,959       191,180         402,052    (2,484,424)    204,741      79,892
Participant
  withdrawals............      (25,418)     (3,428)     (7,294)      (20,391)       (129,246)      (93,711)    (22,493)       (404)
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------
  Net increase in units
    from participant
    transactions.........      925,113     260,036     470,264       751,809       1,411,966       287,673     426,441     167,414
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------
PARTICIPANT ACCUMULATION
  UNIT TRANSACTIONS--
  NEW YORK CONTRACTS (IN
  UNITS):
Participant deposits.....       93,002      25,103      46,487        96,924         132,166        46,734      14,874      11,029
Participant transfers....        1,503         354       5,303           718           2,507       (35,793)     11,453         135
Participant
  withdrawals............         (331)       (185)       (158)         (469)         (1,120)         (353)       (213)     --
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------
  Net increase in units
    from participant
    transactions.........       94,174      25,272      51,632        97,173         133,553        10,588      26,114      11,164
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------
                           -----------  ----------  ----------  --------------   -----------  ------------  ----------  -----------

                               FIDELITY VIP II
                           PORTFOLIO SUB-ACCOUNTS
                           -----------------------
                             ASSET     INVESTMENT
                            MANAGER    GRADE BOND
                           ----------  -----------
OPERATIONS:
Net investment gain
  (loss).................  $   (3,908) $   44,176
Net realized gain
  (loss).................      23,191     (39,580)
Net unrealized gain......     318,766     134,649
                           ----------  -----------
  Net increase (decrease)
    from operations......     338,049     139,245
                           ----------  -----------
ACCUMULATION AND ANNUITY
  UNIT TRANSACTIONS:
Participant deposits.....   2,404,033   4,267,300
Participant transfers....     837,140     (43,936)
Participant
  withdrawals............     (79,225)    (43,602)
                           ----------  -----------
  Net increase from
    participant
    transactions.........   3,161,948   4,179,762
                           ----------  -----------
    Total increase in net
      assets.............   3,499,997   4,319,007
NET ASSETS:
Beginning of period......     703,613   1,521,578
                           ----------  -----------
End of period............  $4,203,610  $5,840,585
                           ----------  -----------
                           ----------  -----------
PARTICIPANT ACCUMULATION
  UNIT TRANSACTIONS
  (IN UNITS):
Participant deposits.....     171,951     398,943
Participant transfers....      69,399     (10,014)
Participant
  withdrawals............      (7,501)     (4,135)
                           ----------  -----------
  Net increase in units
    from participant
    transactions.........     233,849     384,794
                           ----------  -----------
                           ----------  -----------
PARTICIPANT ACCUMULATION
  UNIT TRANSACTIONS--
  NEW YORK CONTRACTS (IN
  UNITS):
Participant deposits.....      39,182       9,623
Participant transfers....         111       5,734
Participant
  withdrawals............      --            (112)
                           ----------  -----------
  Net increase in units
    from participant
    transactions.........      39,293      15,245
                           ----------  -----------
                           ----------  -----------

------------------------------
* Period from May 22, 1996 (date deposits first received) to December 31, 1996 ** Period from May 20, 1996 (date deposits first received) to December 31, 1996

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
FINANCIAL STATEMENTS (CONTINUED)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                                                  OCC
                                                                                                              ACCUMULATION
                                                                                                                 TRUST
                                                                                                              SUB-ACCOUNTS
                                      MFS SERIES SUB-ACCOUNTS               AMT PORTFOLIO SUB-ACCOUNTS        *
                                -----------------------------------   --------------------------------------  -----------
                                  TOTAL                    WORLD                     LIMITED                    GLOBAL
                                  RETURN    UTILITIES   GOVERNMENTS    BALANCED   MATURITY BOND    PARTNERS     EQUITY
                                ----------  ----------  -----------   ----------  -------------   ----------  -----------
OPERATIONS:
Net investment gain (loss)....  $   70,381  $   43,717  $  (12,757)   $     (370)  $   82,632     $  (58,511) $   (40,318)
Net realized gain.............      59,975     165,947         103       159,057          110         78,862       51,921
Net unrealized gain (loss)....     468,302      99,863      61,456       (27,931)       8,894      1,271,284      767,457
                                ----------  ----------  -----------   ----------  -------------   ----------  -----------
  Net increase from
    operations................     598,658     309,527      48,802       130,756       91,636      1,291,635      779,060
                                ----------  ----------  -----------   ----------  -------------   ----------  -----------
ACCUMULATION AND ANNUITY UNIT
  TRANSACTIONS:
Participant deposits..........   4,811,832   1,302,058     895,119     1,994,125    1,858,603      4,552,441    5,606,065
Participant transfers.........   1,778,613     721,609     229,235       421,781      669,231      2,538,705    2,295,536
Participant withdrawals.......    (126,130)    (54,286)     (8,402)      (59,302)     (82,873)      (209,905)    (124,119)
                                ----------  ----------  -----------   ----------  -------------   ----------  -----------
  Net increase from
    participant
    transactions..............   6,464,315   1,969,381   1,115,952     2,356,604    2,444,961      6,881,241    7,777,482
                                ----------  ----------  -----------   ----------  -------------   ----------  -----------
    Total increase in net
      assets..................   7,062,973   2,278,908   1,164,754     2,487,360    2,536,597      8,172,876    8,556,542
NET ASSETS:
Beginning of period...........   1,639,416     512,899     342,709       877,817    1,126,880      1,523,665    1,637,869
                                ----------  ----------  -----------   ----------  -------------   ----------  -----------
End of period.................  $8,702,389  $2,791,807  $1,507,463    $3,365,177   $3,663,477     $9,696,541  $10,194,411
                                ----------  ----------  -----------   ----------  -------------   ----------  -----------
                                ----------  ----------  -----------   ----------  -------------   ----------  -----------
PARTICIPANT ACCUMULATION UNIT
  TRANSACTIONS (IN UNITS):
Participant deposits..........     366,797     107,723      83,745       170,775      169,499        292,130      414,885
Participant transfers.........     150,703      56,058      22,912        43,636       62,483        177,633      191,626
Participant withdrawals.......     (12,384)     (5,435)       (890)       (9,256)      (7,823)       (14,893)     (13,386)
                                ----------  ----------  -----------   ----------  -------------   ----------  -----------
  Net increase in units from
    participant
    transactions..............     505,116     158,346     105,767       205,155      224,159        454,870      593,125
                                ----------  ----------  -----------   ----------  -------------   ----------  -----------
                                ----------  ----------  -----------   ----------  -------------   ----------  -----------
PARTICIPANT ACCUMULATION UNIT
  TRANSACTIONS--NEW YORK
  CONTRACTS (IN UNITS):
Participant deposits..........      52,285       6,315       3,803        18,125        6,724         55,862       35,481
Participant transfers.........         702       1,361      --               187      --               5,215           (4)
Participant withdrawals.......        (522)        (35)        (15)           (5)          (8)          (517)         (34)
                                ----------  ----------  -----------   ----------  -------------   ----------  -----------
  Net increase in units from
    participant
    transactions..............      52,465       7,641       3,788        18,307        6,716         60,560       35,443
                                ----------  ----------  -----------   ----------  -------------   ----------  -----------
                                ----------  ----------  -----------   ----------  -------------   ----------  -----------


                                               SMALL
                                  MANAGED       CAP
                                -----------  ----------
OPERATIONS:
Net investment gain (loss)....  $  (125,580) $   (9,497)
Net realized gain.............       76,937      24,917
Net unrealized gain (loss)....    3,785,792     239,507
                                -----------  ----------
  Net increase from
    operations................    3,737,149     254,927
                                -----------  ----------
ACCUMULATION AND ANNUITY UNIT
  TRANSACTIONS:
Participant deposits..........   17,033,548   1,053,997
Participant transfers.........    7,398,554     835,481
Participant withdrawals.......     (464,195)    (17,732)
                                -----------  ----------
  Net increase from
    participant
    transactions..............   23,967,907   1,871,746
                                -----------  ----------
    Total increase in net
      assets..................   27,705,056   2,126,673
NET ASSETS:
Beginning of period...........    5,421,786     629,653
                                -----------  ----------
End of period.................  $33,126,842  $2,756,326
                                -----------  ----------
                                -----------  ----------
PARTICIPANT ACCUMULATION UNIT
  TRANSACTIONS (IN UNITS):
Participant deposits..........    1,252,898      76,630
Participant transfers.........      600,178      68,956
Participant withdrawals.......      (38,164)     (1,484)
                                -----------  ----------
  Net increase in units from
    participant
    transactions..............    1,814,912     144,102
                                -----------  ----------
                                -----------  ----------
PARTICIPANT ACCUMULATION UNIT
  TRANSACTIONS--NEW YORK
  CONTRACTS (IN UNITS):
Participant deposits..........      172,222      17,377
Participant transfers.........        5,188         222
Participant withdrawals.......       (1,229)        (21)
                                -----------  ----------
  Net increase in units from
    participant
    transactions..............      176,181      17,578
                                -----------  ----------
                                -----------  ----------

------------------------------
* Formerly Quest for Value Accumulation Trust

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
FINANCIAL STATEMENTS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM INCEPTION (DATE DEPOSITS FIRST RECEIVED) TO DECEMBER 31,
1995

                                              ALGER AMERICAN PORTFOLIO SUB-ACCOUNTS
                                -----------------------------------------------------------------
                                                   LEVERAGED          MIDCAP           SMALL
                                    GROWTH           ALLCAP           GROWTH       CAPITALIZATION
                                --------------   --------------   --------------   --------------
Inception date................  April 12, 1995     June 2, 1995   April 10, 1995   April 10, 1995
OPERATIONS:
Net investment gain (loss)....    $   (9,984)      $   (3,487)      $   (5,589)      $   (8,458)
Net realized gain.............           977              947            1,696            1,901
Net unrealized gain (loss)....        (4,368)          33,801          (36,557)         (95,387)
                                --------------   --------------   --------------   --------------
  Net increase (decrease) from
    operations................       (13,375)          31,261          (40,450)        (101,944)
                                --------------   --------------   --------------   --------------
ACCUMULATION UNIT
  TRANSACTIONS:...............
Participant deposits..........     3,123,028        1,060,357        1,501,932        2,657,000
Participant transfers.........       758,535          120,303          580,520          720,359
Participant withdrawals.......        (8,171)          (2,707)          (3,477)          (3,915)
                                --------------   --------------   --------------   --------------
  Net increase from
    participant
    transactions..............     3,873,392        1,177,953        2,078,975        3,373,444
                                --------------   --------------   --------------   --------------
    Total increase in net
      assets..................     3,860,017        1,209,214        2,038,525        3,271,500
NET ASSETS:...................
Beginning of period...........       --               --               --               --
                                --------------   --------------   --------------   --------------
End of period.................    $3,860,017       $1,209,214       $2,038,525       $3,271,500
                                --------------   --------------   --------------   --------------
                                --------------   --------------   --------------   --------------
PARTICIPANT ACCUMULATION UNIT
  TRANSACTIONS (IN UNITS):
Participant deposits..........       251,529           78,344          119,409          197,891
Participant transfers.........        60,779            8,865           36,391           52,277
Participant withdrawals.......          (659)            (185)            (265)            (286)
                                --------------   --------------   --------------   --------------
  Net increase in units from
    participant
    transactions..............       311,649           87,024          155,535          249,882
                                --------------   --------------   --------------   --------------
                                --------------   --------------   --------------   --------------

                                         FIDELITY VIP                     FIDELITY VIP II
                                    PORTFOLIO SUB-ACCOUNTS            PORTFOLIO SUB-ACCOUNTS
                                -------------------------------   -------------------------------
                                   EQUITY-           MONEY            ASSET          INVESTMENT
                                    INCOME           MARKET          MANAGER         GRADE BOND
                                --------------   --------------   --------------   --------------
Inception date................  April 10, 1995     June 8, 1995   April 12, 1995    July 18, 1995
OPERATIONS:
Net investment gain (loss)....    $   22,188      $    149,438       $ (1,848)       $   (1,661)
Net realized gain.............         1,932          --                    9               195
Net unrealized gain (loss)....       268,841          --               26,341            24,098
                                --------------   --------------   --------------   --------------
  Net increase (decrease) from
    operations................       292,961           149,438         24,502            22,632
                                --------------   --------------   --------------   --------------
ACCUMULATION UNIT
  TRANSACTIONS:...............
Participant deposits..........     4,631,355        18,278,638        392,841           532,583
Participant transfers.........     1,625,177       (11,136,841)       286,354           971,815
Participant withdrawals.......        (3,151)         (315,592)           (84)           (5,452)
                                --------------   --------------   --------------   --------------
  Net increase from
    participant
    transactions..............     6,253,381         6,826,205        679,111         1,498,946
                                --------------   --------------   --------------   --------------
    Total increase in net
      assets..................     6,546,342         6,975,643        703,613         1,521,578
NET ASSETS:...................
Beginning of period...........       --               --              --                --
                                --------------   --------------   --------------   --------------
End of period.................    $6,546,342      $  6,975,643       $703,613        $1,521,578
                                --------------   --------------   --------------   --------------
                                --------------   --------------   --------------   --------------
PARTICIPANT ACCUMULATION UNIT
  TRANSACTIONS (IN UNITS):
Participant deposits..........       397,069         2,022,159         37,964            54,214
Participant transfers.........       142,943        (1,288,028)        24,419            90,676
Participant withdrawals.......          (271)          (53,275)            (8)             (543)
                                --------------   --------------   --------------   --------------
  Net increase in units from
    participant
    transactions..............       539,741           680,856         62,375           144,347
                                --------------   --------------   --------------   --------------
                                --------------   --------------   --------------   --------------

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
FINANCIAL STATEMENTS (CONTINUED)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM INCEPTION (DATE DEPOSITS FIRST RECEIVED) TO DECEMBER 31,
1995

                                         MFS SERIES SUB-ACCOUNTS                       AMT PORTFOLIO SUB-ACCOUNTS
                                ------------------------------------------   ----------------------------------------------
                                   TOTAL                          WORLD                         LIMITED
                                   RETURN        UTILITIES     GOVERNMENTS     BALANCED      MATURITY BOND      PARTNERS
                                ------------   -------------   -----------   -------------   -------------   --------------
                                                                   July 7,
Inception date................  July 7, 1995   July 27, 1995          1995   July 18, 1995     May 3, 1995   April 12, 1995
OPERATIONS:
Net investment gain (loss)....   $   26,717      $  7,004       $ 31,279       $ (2,421)      $   (3,879)      $   (3,539)
Net realized gain (loss)......       29,452        19,838        (21,937)         1,133               27              (48)
Net unrealized gain (loss)....       33,974         7,914         --                408           28,898           54,000
                                ------------   -------------   -----------   -------------   -------------   --------------
  Net increase (decrease) from
    operations................       90,143        34,756          9,342           (880)          25,046           50,413
                                ------------   -------------   -----------   -------------   -------------   --------------
ACCUMULATION UNIT
  TRANSACTIONS:
Participant deposits..........      934,440       174,285        297,436        716,989          363,173        1,246,722
Participant transfers.........      615,736       303,858         36,136        163,266          742,806          229,996
Participant withdrawals.......         (903)       --               (205)        (1,558)          (4,145)          (3,466)
                                ------------   -------------   -----------   -------------   -------------   --------------
  Net increase from
    participant
    transactions..............    1,549,273       478,143        333,367        878,697        1,101,834        1,473,252
                                ------------   -------------   -----------   -------------   -------------   --------------
    Total increase in net
      assets..................    1,639,416       512,899        342,709        877,817        1,126,880        1,523,665
NET ASSETS:
Beginning of period...........      --             --             --             --              --               --
                                ------------   -------------   -----------   -------------   -------------   --------------
End of period.................   $1,639,416      $512,899       $342,709       $877,817       $1,126,880       $1,523,665
                                ------------   -------------   -----------   -------------   -------------   --------------
                                ------------   -------------   -----------   -------------   -------------   --------------
PARTICIPANT ACCUMULATION UNIT
  TRANSACTIONS (IN UNITS):
Participant deposits..........       89,900        16,955         29,898         71,670           35,022          106,298
Participant transfers.........       59,168        28,174          3,466         13,957           72,221           19,681
Participant withdrawals.......          (83)       --                (20)          (150)            (403)            (285)
                                ------------   -------------   -----------   -------------   -------------   --------------
  Net increase in units from
    participant
    transactions..............      148,985        45,129         33,344         85,477          106,840          125,694
                                ------------   -------------   -----------   -------------   -------------   --------------
                                ------------   -------------   -----------   -------------   -------------   --------------

                                     OCC ACCUMULATION TRUST SUB-ACCOUNTS*
                                ----------------------------------------------
                                    GLOBAL                           SMALL
                                    EQUITY          MANAGED           CAP
                                --------------   -------------   -------------

Inception date................  April 10, 1995   June 19, 1995   June 27, 1995
OPERATIONS:
Net investment gain (loss)....    $    1,199      $  (15,465)      $ (1,863)
Net realized gain (loss)......        31,761             663              3
Net unrealized gain (loss)....       (17,464)        234,982         16,355
                                --------------   -------------   -------------
  Net increase (decrease) from
    operations................        15,496         220,180         14,495
                                --------------   -------------   -------------
ACCUMULATION UNIT
  TRANSACTIONS:
Participant deposits..........       917,056       3,661,487        263,145
Participant transfers.........       705,765       1,553,474        353,852
Participant withdrawals.......          (448)        (13,355)        (1,839)
                                --------------   -------------   -------------
  Net increase from
    participant
    transactions..............     1,622,373       5,201,606        615,158
                                --------------   -------------   -------------
    Total increase in net
      assets..................     1,637,869       5,421,786        629,653
NET ASSETS:
Beginning of period...........       --              --              --
                                --------------   -------------   -------------
End of period.................    $1,637,869      $5,421,786       $629,653
                                --------------   -------------   -------------
                                --------------   -------------   -------------
PARTICIPANT ACCUMULATION UNIT
  TRANSACTIONS (IN UNITS):
Participant deposits..........        79,268         344,364         25,109
Participant transfers.........        60,048         143,046         33,069
Participant withdrawals.......           (29)           (882)          (174)
                                --------------   -------------   -------------
  Net increase in units from
    participant
    transactions..............       139,287         486,528         58,004
                                --------------   -------------   -------------
                                --------------   -------------   -------------

------------------------------

*  Formerly Quest for Value Accumulation Trust

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------

1.  ORGANIZATION

    CG Variable Annuity Separate Account II (the Account) is registered as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The operations of the Account are part of the operations of Connecticut General Life Insurance Company (CG Life). The assets and liabilities of the Account are clearly identified and distinguished from other assets and liabilities of CG Life. The assets of the Account are not available to meet the general obligations of CG Life and are held for the exclusive benefit of the participants. Beginning in 1996, the Account included two contract types. One contract is used for all states with the exception of New York; the other is used only for New York. Each contract has its own terms and fees. (See Note 4)

    The assets of the Account are divided into variable sub-accounts each of which is invested in shares of one of nineteen portfolios (mutual funds) of six diversified open-end management investment companies, each portfolio with its own investment objective. The variable sub-accounts are:

    ALGER AMERICAN FUND:--

       Alger American Growth Portfolio

       Alger American Leveraged AllCap Portfolio

       Alger American MidCap Growth Portfolio

       Alger American Small Capitalization Portfolio

    FIDELITY VARIABLE INSURANCE PRODUCTS FUND:--

       Equity-Income Portfolio

       Money Market Portfolio

       High Income Portfolio

       Overseas Portfolio

    FIDELITY VARIABLE INSURANCE PRODUCTS FUND II:--

       Asset Manager Portfolio

       Investment Grade Bond Portfolio

    MFS VARIABLE INSURANCE TRUST:--

       MFS Total Return Series

       MFS Utilities Series

       MFS World Governments Series

    NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST:--

       AMT Balanced Portfolio

       AMT Limited Maturity Bond Portfolio

       AMT Partners Portfolio

    OCC (FORMERLY QUEST FOR VALUE) ACCUMULATION TRUST:--

       OCC Global Equity Portfolio

       OCC Managed Portfolio

       OCC Small Cap Portfolio

2.  SIGNIFICANT ACCOUNTING POLICIES

    These financial statements have been prepared in conformity with generally accepted accounting principles. The following is a summary of significant accounting policies consistently followed in the preparation of the Account's financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
A. INVESTMENT VALUATION: -- Investments held by the sub-accounts are valued at their respective closing net asset value per share as determined by the mutual funds as of December 31, 1996. The change in the difference between cost and value is reflected as unrealized gain (loss) in the Statements of Operations.

B. INVESTMENT TRANSACTIONS: -- Investment transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on sales of investments are determined by the last-in, first-out cost basis of the investment sold. Dividend and capital gain distributions are recorded on the ex-dividend date. Investment transactions are settled through CG Life.

C. FEDERAL INCOME TAXES: -- The operations of the Account form a part of, and are taxed with, the total operations of CG Life, which is taxed as a life insurance company. Under existing federal income tax law, investment income (dividends) and capital gains attributable to the Account are not taxed.

D. ANNUITY RESERVES: -- The amount of annuity reserves is determined by actuarial assumptions which meet statutory requirements. Gains or losses resulting from the actual mortality experience, the responsibility of which is assumed by CG Life, are offset by transfers to or from CG Life.

3.  INVESTMENTS

    Total shares held and cost of investments at December 31, 1996 were:

------------------------------------------------------------------------------------------------------------------
                                                                                          SHARES        COST OF
SUB-ACCOUNT                                                                                HELD       INVESTMENTS
------------------------------------------------------------------------------------------------------------------
Alger American Growth Portfolio......................................................       529,416  $  17,047,266
Alger American Leveraged AllCap Portfolio............................................       288,418      5,330,969
Alger American MidCap Growth Portfolio...............................................       448,510      9,266,635
Alger American Small Capitalization Portfolio........................................       351,847     14,379,841
Fidelity Equity-Income Portfolio.....................................................     1,340,145     25,854,791
Fidelity Money Market Portfolio......................................................    10,602,830     10,602,830
Fidelity High Income Portfolio.......................................................       390,047      4,686,468
Fidelity Overseas Portfolio..........................................................       100,563      1,830,450
Fidelity Asset Manager Portfolio.....................................................       248,294      3,858,503
Fidelity Investment Grade Bond Portfolio.............................................       477,172      5,681,838
MFS Total Return Series..............................................................       634,748      8,200,113
MFS Utilities Series.................................................................       204,378      2,684,030
MFS World Governments Series.........................................................       142,482      1,467,944
AMT Balanced Portfolio...............................................................       211,380      3,392,700
AMT Limited Maturity Bond Portfolio..................................................       260,746      3,625,685
AMT Partners Portfolio...............................................................       588,382      8,371,257
OCC Global Equity Portfolio..........................................................       770,553      9,444,418
OCC Managed Portfolio................................................................       914,853     29,106,068
OCC Small Cap Portfolio..............................................................       121,907      2,500,464
------------------------------------------------------------------------------------------------------------------

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------

3.  INVESTMENTS (CONTINUED)
    Total purchases and sales of shares of the mutual funds, for the year ended December 31, 1996, amounted to:

------------------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                                             PURCHASES        SALES
------------------------------------------------------------------------------------------------------------------
Alger American Growth Portfolio.....................................................  $  13,931,508  $     739,129
Alger American Leveraged AllCap Portfolio...........................................      7,351,139      3,172,793
Alger American MidCap Growth Portfolio..............................................      7,682,758        484,312
Alger American Small Capitalization Portfolio.......................................     14,392,699      3,346,542
Fidelity Equity-Income Portfolio....................................................     21,715,591      2,139,050
Fidelity Money Market Portfolio.....................................................     28,429,874     24,802,687
Fidelity High Income Portfolio*.....................................................      4,876,276        189,567
Fidelity Overseas Portfolio**.......................................................      1,868,587         38,305
Fidelity Asset Manager Portfolio....................................................      3,462,313        280,531
Fidelity Investment Grade Bond Portfolio............................................      6,760,574      2,536,636
MFS Total Return Series.............................................................      6,790,994        199,290
MFS Utilities Series................................................................      2,382,728        203,296
MFS World Governments Series........................................................      1,272,231        169,036
AMT Balanced Portfolio..............................................................      2,909,535        394,012
AMT Limited Maturity Bond Portfolio.................................................      2,728,825        201,232
AMT Partners Portfolio..............................................................      7,173,583        269,972
OCC Global Equity Portfolio.........................................................      9,336,858      1,542,111
OCC Managed Portfolio...............................................................     24,355,269        436,417
OCC Small Cap Portfolio.............................................................      2,036,666        149,283
------------------------------------------------------------------------------------------------------------------

*  Period from May 22, 1996 (date deposits first received) to December 31, 1996.

** Period from May 20, 1996 (date deposits first received) to December 31, 1996.

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------

4.  CHARGES AND DEDUCTIONS

    CG Life assumes the risk that annuitants may live longer than expected and also assumes a mortality risk in connection with the death benefits of the contract. CG Life also assumes a risk that its actual administrative expenses may be higher than amounts deducted for such expenses. CG Life charges each variable sub-account the daily equivalent of 1.20%, on an annual basis, of the current value of each sub-account's assets for the assumption of these risks. For contracts sold in the state of New York, after April 30, 1996, annual fees of 1.25% are charged for mortality and expense risks; .05% of this charge was waived from May 1, 1996 through June 30, 1996.

    CG Life also deducts a daily administrative fee from the assets of each variable sub-account as partial reimbursement for administrative expenses relating to the issuance and maintenance of the contract and the participant's annuity account. This charge is currently at an effective annual rate of .10%. For contracts sold in the state of New York, after April 30, 1996, the effective annual rate is .15%.

    As partial compensation for administrative services provided, CG Life additionally receives a $35 ($30 on New York contracts) annuity account fee per year from each contract. This charge is deducted from the fixed or variable sub-account of the participant or on a pro-rata basis from two or more fixed or variable sub-accounts in relation to their values under the contract. Fixed sub-accounts are part of the general account of CG Life and are not included in these financial statements. The annuity account fee will be waived for any contract year in which the annuity account value equals or exceeds $100,000 as of the last valuation date of the contract year. Annuity account fees, for the variable sub-accounts, amounting to $25,726, were deducted for the year ended December 31, 1996.

    For an additional charge (optional death benefit fee), an optional death benefit may be selected by the participant. The optional death benefit fee will be deducted from the participant's fixed or variable sub-account or on a pro-rata basis from two or more fixed or variable sub-accounts in relation to their values under the contract on the date of each contract anniversary. For contracts that are issued in the state of New York, the optional death benefit is not available. The optional death benefit fees, for the variable sub-accounts, amounted to $856 for the year ended December 31, 1996.

    Under certain circumstances, CG Life reserves the right to charge a transfer fee of up to $10 for transfers between sub-accounts. Transfer fees, for the variable sub-accounts, amounted to $60 for the year ended December 31, 1996.

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------

4.  CHARGES AND DEDUCTIONS (CONTINUED)
    The fees charged by CG Life for mortality and expense risks and administrative fees, from variable sub-accounts, for the year ended December 31, 1996, amounted to:

-----------------------------------------------------------------------------------------------
                                                                        MORTALITY   ASSET BASED
                                                                       AND EXPENSE  ADMINISTRATIVE
SUB-ACCOUNT                                                             RISK FEES      FEES
-----------------------------------------------------------------------------------------------
Alger American Growth Portfolio***...................................   $ 132,199    $  11,142
Alger American Leveraged AllCap Portfolio***.........................      44,522        3,745
Alger American MidCap Growth Portfolio***............................      62,343        5,258
Alger American Small Capitalization Portfolio***.....................     116,366        9,830
Fidelity Equity-Income Portfolio***..................................     204,313       17,227
Fidelity Money Market Portfolio......................................     132,303       11,057
Fidelity High Income Portfolio*......................................      17,787        1,512
Fidelity Overseas Portfolio**........................................       4,882          425
Fidelity Asset Manager Portfolio***..................................      30,139        2,562
Fidelity Investment Grade Bond Portfolio.............................      43,098        3,611
MFS Total Return Series***...........................................      55,882        4,771
MFS Utilities Series.................................................      18,810        1,579
MFS World Governments Series***......................................      11,769          988
AMT Balanced Portfolio***............................................      26,754        2,260
AMT Limited Maturity Bond Portfolio..................................      27,516        2,304
AMT Partners Portfolio***............................................      59,909        5,072
OCC Global Equity Portfolio***.......................................      70,804        5,951
OCC Managed Portfolio***.............................................     226,451       19,120
OCC Small Cap Portfolio***...........................................      17,773        1,500
-----------------------------------------------------------------------------------------------

*   Period from May 22, 1996 (date deposits first received) to December 31,
    1996.

**  Period from May 20, 1996 (date deposits first received) to December 31,
    1996.

*** Mortality and expense risk fees waived, for the period from May 1, 1996 to June 30, 1996, amounted to:

--------------------------------------------------------------------------------
                                                                   MORTALITY AND
                                                                   EXPENSE RISK
SUB-ACCOUNT                                                         FEES WAIVED
--------------------------------------------------------------------------------
Alger American Growth Portfolio..................................    $       2
Alger American Leveraged AllCap Portfolio........................            2
Alger American MidCap Growth Portfolio...........................            3
Alger American Small Capitalization Portfolio....................            7
Fidelity Equity-Income Portfolio.................................           13
Fidelity Asset Manager Portfolio.................................            2
MFS Total Return Series..........................................            4
MFS World Governments Series.....................................            1
AMT Balanced Portfolio...........................................            1
AMT Partners Portfolio...........................................            4
OCC Global Equity Portfolio......................................            3
OCC Managed Portfolio............................................           10
OCC Small Cap Portfolio..........................................            1
--------------------------------------------------------------------------------

CG VARIABLE ANNUITY SEPARATE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------

4.  CHARGES AND DEDUCTIONS (CONTINUED)
    No deduction for sales charges is made from a premium payment. However, if a cash withdrawal is made, a withdrawal charge (contingent deferred sales charge) may be assessed by CG Life. The withdrawal charge, if assessed, varies from 0-7% depending upon the duration of each contract deposit. The withdrawal charge is deducted from withdrawal proceeds for full withdrawals and reduces the remaining account value for partial withdrawals. These charges are paid to CG Life as reimbursement for services provided. These services include commissions paid to sales personnel, the costs associated with preparation of sales literature and other promotional costs and acquisition expenses. Withdrawal charges paid to CG Life for the variable sub-accounts, for the year ended December 31, 1996, amounted to $39,289.

5.  DISTRIBUTION OF NET INCOME

    The Account does not expect to declare dividends to participants from accumulated net income. The accumulated net income is distributed to participants as part of surrenders, death benefits, transfers to other fixed or variable sub-accounts or annuity payments in excess of net purchase payments.

6.  DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the Code), a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account, on which the contract is based, are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. CG Life believes, based on assurances from the mutual fund managers, that the mutual funds satisfy the requirements of the regulations.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Connecticut General
Life Insurance Company and Participants of the
CG Variable Annuity Separate Account II

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts, Alger American Fund--Alger American Growth Portfolio, Alger American Leveraged AllCap Portfolio, Alger American MidCap Growth Portfolio, Alger American Small Capitalization Portfolio; Fidelity Variable Insurance Products Fund--Equity-Income Portfolio, Money Market Portfolio, High Income Portfolio, Overseas Portfolio; Fidelity Variable Insurance Products Fund II--Asset Manager Portfolio, Investment Grade Bond Portfolio; MFS Variable Insurance Trust--MFS Total Return Series, MFS Utilities Series, MFS World Governments Series; Neuberger & Berman Advisers Management Trust--AMT Balanced Portfolio, AMT Limited Maturity Bond Portfolio, AMT Partners Portfolio; OCC (formerly Quest for Value) Accumulation Trust--OCC Global Equity Portfolio, OCC Managed Portfolio, OCC Small Cap Portfolio (constituting the CG Variable Annuity Separate Account II, hereafter referred to as "the Account") at December 31, 1996, the results of each of their operations and the changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodians, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Hartford, Connecticut
February 20, 1997

                           PART C.  OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS*


    *  All exhibits, except exhibits (b)(3), (b)(4a), (b)(4b), (b)(5a), (b)(5b),
       (b)(9), and (b)(10), are incorporated by reference to Post-Effective Amendment No. 2 to this Form N-4 Registration Statement under the Securities Act of 1933 (File No. 33-83020) filed June 21, 1995. Exhibits
       (b)(4a) and (b)(5a) are incorporated by reference to Post-Effective Amendment No. 5 to this Form N-4 Registration Statement filed February 29, 1996.



(a) Financial Statements provided in the Statement of Additional Information.


     (1)
       Registrant

       (A) Statements of Assets and Liabilities as of December 31, 1996 and December 31, 1995

       (B) Statement of Operations for the Periods (as defined in the financial statements) ended December 31, 1996.

       (C) Statement of Changes in Net Assets for the Periods (as defined in the financial statements) ended December 31, 1996.

     (2)
       Depositor

       (A) Consolidated Statements of Income and Retained Earnings for the Years Ended December 31, 1996, 1995 and 1994.

       (B) Consolidated Balance Sheets as of December 31, 1996 and 1995.

       (C) Consolidated Statements of Cash Flows for the Years Ended December 31, 1996, 1995 and 1994.

(b) Exhibits

     (1)
       Resolution of Board of Directors Authorizing Establishment of Registrant

     (2)
       Not Applicable

     (3)
       Form of Selling Agreement among Connecticut General Life Insurance Company, CIGNA Financial Advisors, Inc. as principal underwriter, and selling dealers.


    (4a)
       Form of Connecticut General Life Insurance Company Variable Annuity Contract Form Number AN 421A, together with Form of Certificate Form Number AN 422A and Optional Methods of Settlement Riders (Form Numbers AR 421X, AR 421X-U, AR 422 and AR 422).



    (4b)
       Form of Connecticut General Life Insurance Company Variable Annuity Contract Form Number AN425 together with Form of Certificate Form Number AN 426, Optional Methods of Settlement Riders (Form Numbers AR 425 and AR
       426), Nursing Care Rider (Form Number AR 314), CRT Rider (Form Number B10322).



    (5a)
       Forms of Application or Order to Purchase Which May Be Used in Connection with the Contract and Certificate Shown As Exhibits (4), (4a) and (4b) (Form Numbers B 10279, 10280 and 10281)



    (5b)
       Form of Application (Order to Purchase) which may be used in Connection with the Contract and Certificate shown as Exhibits (4b).


     (6)
      (A) Certificate of Incorporation (Charter) of Connecticut General Life Insurance Company, as amended

       (B) By-Laws of Connecticut General Life Insurance Company

     (7)
       Not Applicable

     (8)
       Not Applicable

     (9)
       Opinion of Robert A. Picarello, Esq., Chief Counsel, Individual Insurance Division, of Connecticut General Life Insurance Company


    (10)

      (A)  Consent of Price Waterhouse LLP


       (B) Consent of Robert A. Picarello Esq. (included in Exhibit 9)



       (C) Consent of Edwin L. Kerr, Esq.


    (11)
       Not Applicable

    (12)
       Not Applicable

    (13)
       Not Applicable

    (14)
       Not Applicable

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

    The principal business address of each of the directors and officers of Connecticut General Life Insurance Company (the "Company") is the company's Home Office, 900 Cottage Grove Road, Hartford, Connecticut 06152.

DIRECTORS AND OFFICERS OF DEPOSITOR


NAME                            POSITIONS AND OFFICES WITH DEPOSITOR
------------------------------  ---------------------------------------------
Thomas C. Jones                 President (Principal Executive Officer)
                                Assistant Vice President and Actuary
Bradley K. Miller                (Principal Financial Officer)
Robert Moose                    Vice President (Principal Accounting Officer)
David C. Kopp                   Corporate Secretary
Andrew G. Helming               Secretary
Stephen C. Stachelek            Vice President and Treasurer
H. Edward Hanway                Director and Chairman of the Board
Harold W. Albert                Director
Robert W. Burgess               Director
John G. Day                     Director and Chief Counsel
Joseph M. Fitzgerald            Director and Senior Vice President
Carol M. Olsen                  Director and Senior Vice President
John E. Pacy                    Director and Senior Vice President
Arthur C. Reeds, III            Director and Senior Vice President
Patricia L. Rowland             Director and Senior Vice President
W. Allen Schaffer, MD           Director and Senior Vice President
                                Director, Senior Vice President and Chief
Marc L. Preminger                Financial Officer



ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

    There follows a chart of persons controlled by or under common control with the Depositor. The consolidated financial statements of the Depositor include the accounts of the Depositor and its wholly-owned subsidiaries.

                               CIGNA CORPORATION
              (A Delaware corporation and ultimate parent company)

CIGNA Holdings, Inc.
    CIGNA Information Services, Inc.
    CIGNA Investment Group, Inc.
        CIGNA International Finance, Inc.
            CIGNA International Investment Advisors, Ltd.
            CIGNA International Investment Advisors Australia Limited
            CIGNA International Investment Advisors K.K.
        CIGNA Investment Advisory Company, Inc.
        CIGNA Investments, Inc.
            CIGNA Leveraged Capital Fund, Inc.
    CIGNA Properties, Inc.

        CIGNA Conference Facilities, Inc.
    Connecticut General Corporation
        CIGNA Associates, Inc.
        CIGNA Dental Health, Inc.
          (EI# 59-2308055 FL)
            CIGNA Dental Health of California, Inc.
              (EI# 59-2600475 CA)
            CIGNA Dental Health of Colorado, Inc.
              (EI# 59-2675861 CO)
            CIGNA Dental Health of Delaware, Inc.
              (EI# 59-2676987, NAIC# 47279 DE)
            CIGNA Dental Health of Florida, Inc.
              (EI# 59-1611217 FL, NAIC# 52021)
            CIGNA Dental Health of Illinois, Inc.
              (EI# 06-1351097 IL)
            CIGNA Dental Health of Kansas, Inc.
              (EI# 59-2625350 KS)
            CIGNA Dental Health of Kentucky, Inc.
              (EI# 59-2619589, NAIC# 52108 KY)
            CIGNA Dental Health of Maryland, Inc.
              (EI# 59-2740468, NAIC# 48119 DE)
            CIGNA Dental Health of New Jersey, Inc.
              (EI# 59-2308062 NJ)
            CIGNA Dental Health of New Mexico, Inc.
              (EI# 95-4452999 NM, NAIC# 47001)
            CIGNA Dental Health of North Carolina, Inc.
              (EI# 56-1803464 NC, NAIC# 95179)
            CIGNA Dental Health of Ohio, Inc.
              (EI# 59-2579774, NAIC# 47805 OH)
            CIGNA Dental Health of Pennsylvania, Inc.
              (EI# 52-1220578 PA)
            CIGNA Dental Health of Texas, Inc.
              (EI# 59-2676977 TX)
            CIGNA Dental Health of Arizona, Inc.
              (EI# 86-0807222 AZ)
        CIGNA Financial Advisors, Inc.
          (EI# 060841987)
        CIGNA Health Corporation
            CIGNA HealthCare of Arizona, Inc.
              (EI# 86-0334392 AZ)
                CIGNA Community Choice, Inc.
                  (EI# 86-0759133 AZ)

            CIGNA HealthCare of California, Inc.
              (EI# 95-3310115 CA)
            CIGNA HealthCare of Colorado, Inc.
              (EI# 84-1004500 CO)
            CIGNA HealthCare of Connecticut, Inc.
              (EI# 06-1141174 CT)
            CIGNA HealthCare of Delaware, Inc.
              (EI# 52-1347731 DE)
            CIGNA HealthCare of Florida, Inc.
              (EI# 59-2089259 FL)
            CIGNA HealthCare of Georgia, Inc.
              (EI# 58-1641057 GA)
            CIGNA HealthCare of Illinois, Inc.
              (EI# 36-3385638 DE)
            CIGNA HealthCare of Louisiana, Inc.
              (EI# 75-2076466 LA)
            CIGNA HealthCare of Massachusetts, Inc.
              (EI# 06-1141175 MA)
            CIGNA HealthCare of Mid-Atlantic, Inc.
              (EI# 52-1404350 MD)
            CIGNA HealthCare of New Jersey, Inc.
              (EI# 22-2623507 NJ)
            CIGNA HealthCare of New York, Inc.
              (EI# 11-2758941 NY)
            CIGNA HealthCare of North Carolina, Inc.
              (EI# 62-1230905 NC)
            CIGNA HealthCare of North Louisiana, Inc.
              (EI# 75-1965033 LA)
            CIGNA HealthCare of Northern New Jersey, Inc.
              (EI# 22-2720890 NJ)
            CIGNA HealthCare of Ohio, Inc.
              (EI# 31-1146142 OH)
            CIGNA HealthCare of Oklahoma, Inc.
              (EI# 73-1223871 OK)
            CIGNA HealthCare of Pennsylvania, Inc.
              (EI# 23-2301807 PA)
            CIGNA HealthCare of St. Louis, Inc.
              (EI# 36-3359925 MO)
            CIGNA HealthCare of Tennessee, Inc.
              (EI# 62-1218053 TN)
            CIGNA HealthCare of Texas, Inc.
              (EI# 75-1677631 TX)
            CIGNA HealthCare of Utah, Inc.
              (EI# 62-1230908 UT)

            CIGNA HealthCare of Virginia, Inc.
              (EI# 54-1252797 VA)
            Lovelace Health Systems, Inc.
              (EI# 85-0327237 NM)
            Temple Insurance Company Limited (Bermuda)
        *Connecticut General Life Insurance Company
          (EI# 06-0303370, NAIC# 62308, CT)
            All-Net Preferred Providers, Inc.
            Capital Outdoor Acquisition Co., Inc.
              (92.87% owned by CG Life; 7.13% owned by LINA)
            *CIGNA Life Insurance Company
              (EI# 06-1050034, NAIC# 93629, CT)
            Cottage Grove Vessels, Inc. (72.48%)
              (Remaining interests owned by Affiliate)
            Don Ce Sar Resort Hotel, Ltd. (86% L.P. interest)
              (Remaining Interest Owned by Rosado Grande Inc.-1% and
            unaffiliated parties)
            Goodwin Square LLC
              (9.9% membership interest and managing member on behalf of Separate Account Connecticut) (Remaining interests owned by Unaffiliated Parties)
            ICO, INC.
            Quebec Street Investments, Inc.
            Ridgedale REIT, Inc. - (49.9%)
              (Remaining interests owned by Unaffiliated Parties)
            1717 Main Street Corporation
            Southland REIT, Inc. - (49.9%)
              (Remaining interests owned by Unaffiliated Parties)
        *INA Life Insurance Company of New York
          (EI# 13-2556568, NAIC# 64548, NY)
        International Rehabilitation Associates, Inc. d/b/a INTRACORP
        *Life Insurance Company of North America
          (EI# 23-1503749, NAIC# 65498, PA)
            AIC Holdings, Inc.
            *CIGNA Life Insurance Company of Canada (Canada)
            CIGNA Private Equities, Inc. (51.43%)
            (Remaining Interest Owned by Affiliates)
            *INA Life Insurance Co., Ltd. (Japan) (90%)
        MCC Behavioral Care, Inc.
        Trilog, Inc.
    INA Corporation
        CIGNA International Holdings, Ltd.
            Afia (CIGNA) Corporation, Limited

            Afia (INA) Corporation, Limited
            Afia Finance Corporation
                *CIGNA Reinsurance New Zealand Limited (New Zealand)
                CIGNA Thai Company Limited (Thailand) (49%)
                *P.T. Asuransi CIGNA Indonesia (Indonesia) (50%)
            CIGNA G. B. Holdings, Ltd.
                *CIGNA Reinsurance Company (UK) Ltd. (United Kingdom)
            *CIGNA Insurance Asia Pacific Limited (Australia)
            *CIGNA Insurance Company of Puerto Rico
              (EI# 66-0437305, NAIC# 30953, PR)
            *CIGNA Overseas Insurance Company Ltd.
                *CIGNA Accident and Fire Insurance Company, Ltd.
                (Japan)
                *CIGNA Insurance Company of Europe S.A.-N.V. (Belgium)
                (97.07%)
                (Remaining Interest Owned by Affiliate)
                    CIGNA Overseas Holdings, Inc.
            *CIGNA Worldwide Insurance Company
              (EI# 23-2088429, NAIC# 40819, DE)
                *PCIB CIGNA Life Insurance Corporation (Philippines)
                (50%)
                *P.T. Asuransi Niaga CIGNA Life Indonesia (60%)
            INACAN Holdings, Ltd.
            Inversiones INA Limitada (Chile) (98.603%)
            (Remaining Interest Owned by an Affiliate)
                *CIGNA Compania de Seguros de Vida (Chile) S.A.
                (Chile) (98.64%)
            LATINA Holdings, Ltd.
                *CIGNA Seguros de Colombia S.A. (Colombia) (85.763%)
                (Remaining Interest Owned by Affiliates)
                *COLINA Insurance Company Limited (Bahamas)
                *Empresa Guatemalteca CIGNA de Seguros, Sociedad
                Anonima (Guatemala (97.365%)
        INA Financial Corporation
            Brandywine Holdings Corporation
                Assurex Development
                *CIGNA International Reinsurance Company, Ltd.
                (Bermuda)
                *Century Indemnity Company
                  (EI# 05-6105395, NAIC# 20710, PA)
                    *Century Reinsurance Company
                      (EI# 06-0988117, NAIC# 35130, PA)
                    *CIGNA Reinsurance Company
                      (EI# 23-1740414, NAIC# 22705, PA)

                        *CIGNA Reinsurance Company, S.A.-N.V.
                        (Belgium)
                          (98.35%) (1.65% owned by an affiliate)
                        The 1792 Company
                CIGNA Run-Off Services
                Cravens, Dargan & Company, Pacific Coast
                    Cravens, Dargan & Company, Pacific Coast,
                    (Illinois)
                International Surplus Adjusting Services
                National Employee Benefits Corporation
                    Self-Insurers' Management Corporation
                Robert F. Coleman, Inc.
                Lewis & Norwood, General Agents
                Premium Recovery Services, Inc.
                Western Agency Management, Inc.
            INA Holdings Corporation
                American Adjustment Company, Inc.
                    American Lenders Facilities, Inc.
                *Bankers Standard Insurance Company
                  (EI# 75-1320184, NAIC# 18279, PA)
                    *Bankers Standard Fire and Marine Company
                      (EI# 75-6014863, NAIC# 20591, TX)
                Global Surety Network, Inc.
                CIGNA Excess & Surplus Insurance Services, (CA)
                CIGNA Excess & Surplus Insurance Services, (GA)
                CIGNA Excess & Surplus Insurance Services, (IL)
                CIGNA Excess & Surplus Insurance Services, (PA)
                *CIGNA Property and Casualty Insurance Company
                  (EI# 06-0237820, NAIC# 20699, CT)
                    ALIC Incorporated (Management Company and
                    Attorney-In-Fact)
                        *CIGNA Lloyds Insurance Company (Sponsored
                        Lloyds Association
                          (EI# 75-1365570, NAIC# 18511, TX)
                    *CIGNA Fire Underwriters Insurance Company
                      (EI# 06-6032187, NAIC# 20702, PA)
                    *CIGNA Insurance Company
                      (EI# 95-2371728, NAIC# 22667 CA)
                        *Pacific Employers Insurance Company
                          (EI# 95-1077060, NAIC# 22748, CA)
                            *CIGNA Insurance Company of Texas
                              (EI# 74-1480965, NAIC# 22721, 22920, TX)
                            *Illinois Union Insurance Company
                              (EI# 36-2759195, NAIC# 27960, IL)

                    *CIGNA Insurance Company of the Midwest
                      (EI# 06-0884361, NAIC# 26417, IN)
                    CIGNA Real Estate, Inc.
                        2525 East Arizona Biltmore Circle Corporation
                        Congen Properties, Inc.
                    LP Associates (75%)
                      (Remaining Interest Owned by Affiliates)
                ESIS, Inc
                Excess & Surplus Insurance Services, Inc.
                INAC Corp.
                INAC Corp. of California
                INAMAR Insurance Underwriting Agency, Inc.
                INAPRO, Inc.
                INA Special Risk Facilities, Inc.
                Railroad Insurance Brokers, Inc
                *Insurance Company of North America
                  (EI# 23-0723970, NAIC# 22713, PA)
                    *Atlantic Employers Insurance Company
                      (EI# 23-2173820, NAIC# 38938, NJ)
                    *CIGNA Employers Insurance Company
                      (EI# 23-2137343, NAIC# 38741, PA)
                    *CIGNA Insurance Company of Ohio
                      (EI# 23-1859893, NAIC# 22764, OH)
                    CIGNA International Stock Fund
                      (A series of shares of CIGNA Institutional Fund
                    Group)
                    *Indemnity Insurance Company of North America
                      (EI# 06-1016108, NAIC# 43575, PA)
                        *Allied Insurance Company
                          (EI# 23-2021364, NAIC# 36528, CA)
                        *CIGNA Indemnity Insurance Company
                          (EI# 92-0040526, NAIC# 10030, PA)
                        *CIGNA Insurance Company of Illinois
                          (EI# 36-2709121, NAIC# 22691, IL)
                    Rain & Hail Insuance Services Incorporated
                    *INA Surplus Insurance Company
                    (formerly Delaware Reinsurance Company)
                      (EI# 52-1208598, NAIC# 42072, PA)
                Marketdyne International, Inc.
                Recovery Services International, Inc.

ITEM 27.  NUMBER OF PURCHASERS

    As of December 31, 1996 there were 2,965 Contract Owners of variable annuity contracts funded through Registrant.

ITEM 28.  INDEMNIFICATION

    Indemnification of directors, officers, employees and agents of the Depositor is governed, effective January 1, 1997, by Sections 33-770 through 33-778 of the Connecticut Stock Corporation Act. ("Act"). The Act sets forth the fullest indemnification which a Connecticut corporation such as Depositor is permitted to provide. The Act also permits a corporation to purchase and maintain insurance with respect to liabilities asserted against or incurred by persons in the capacity or status of directors, officers, employees or agents regardless of whether direct indemnification by the corporation would be permitted. The Act allows a corporation to adopt provisions in its certificate of incorporation narrowing the scope of indemnification which would otherwise be permitted by the Act, and Depositor is currently considering amending its certificate of incorporation to provide for narrower indemnification. Until and unless such an amendment is adopted, Depositor is obligated to provide the fullest indemnification permitted by the Act, on condition that a determination has been made by Depositor's Board of Directors (or, in special circumstances, by shareholders or special legal counsel) that the person to be indemnified acted in good faith, reasonably believed his conduct was in the corporation's best interest, and had no reasonable cause to believe his conduct was unlawful.

ITEM 29.  PRINCIPAL UNDERWRITER

    The Registrant's principal underwriter is CIGNA Financial Advisors, Inc. ("CFA"). CFA also acts as the general distributor of other variable annuity contracts and variable life insurance policies issued by the Company, and by the CIGNA Life Insurance Company. CFA is located at 900 Cottage Grove Road, Bloomfield, Connecticut (mailing address Hartford, CT 06152). Deferred sales charges of $39,289 were paid on the variable portion of the Contracts issued pursuant to CG Variable Annuity Separate Account II during the year ended December 31, 1996.


    The investment companies for which CFA acts as a principal underwriter are:



        CG Variable Annuity Separate Account
       CG Variable Annuity Separate Account II
       CG Variable Life Insurance Separate Account I
       CG Variable Life Insurance Separate Account II
       CG Variable Life Insurance Separate Account A
       CG Corporate Insurance Variable Life Separate Account 02
       CIGNA Variable Annuity Separate Account I
       CG Variable Annuity Account I -- Group Tax Deferred Variable Annuities
       CG Variable Annuity Account I -- Group Variable Annuities for Qualified Retirement Plans
       CG Variable Annuity Account II -- Group Variable Annuities for Retirement Plans
       CIGNA Funds Group
       CIGNA Institutional Funds Group

DIRECTORS AND OFFICERS OF PRINCIPAL UNDERWRITER


                                                                           POSITIONS
                                                                            AND
                                                                           OFFICES
                                                                           WITH
  NAME                                                                     DEPOSITOR
  -----------------------------------------------------------------------  -----
                                                                           President
                                                                            and
  Vacant                                                                    Director
                                                                           Director
                                                                            and
                                                                            Assistant
                                                                            Vice
  Karen E. Goldman                                                          President
                                                                           Vice
                                                                           President
                                                                            and
                                                                           Director;
                                                                            Acting
  Karen R. Matheson                                                        President
                                                                           Vice
  James F. Meehan                                                          President
                                                                           Vice
  Joy P. McConnell                                                         President
                                                                           Vice
  Peter R. Scanlon                                                         President
                                                                           Vice
                                                                           President
                                                                            and
  Allan P. Wick                                                            Treasurer
                                                                           Chief
                                                                           Counsel
                                                                            and
                                                                            Assistant
  Robert A. Picarello                                                       Secretary
                                                                           Assistant
                                                                            Vice
  H. Edward Cohen                                                          President
                                                                           Assistant
                                                                            Vice
  Robert B. Pinkham                                                        President
  David C. Kopp                                                            Secretary
                                                                           Assistant
  David A. Carlson                                                         Secretary
                                                                           Assistant
  David M. Porcello                                                        Secretary
                                                                           Assistant
  Pamela S. Williams                                                       Secretary
                                                                           Assistant
  Brian W. Villalobos                                                      Treasurer


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

    The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder are maintained by Connecticut General Life Insurance Company at its Home Office at 900 Cottage Grove Road, Bloomfield, Connecticut (mailing address: Hartford, CT 06152).

ITEM 31.  MANAGEMENT SERVICES

    All management policies are discussed in Part A or Part B.

ITEM 32.  UNDERTAKINGS

    (a) Registrant undertakes that it will file a post effective amendment to this registration statement under the Securities Act of 1933 as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premium Payments under the Contracts may be accepted.

    (b) Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Contract application or order to purchase that an applicant can check to request a Statement of Additional Information.

    (c) Registrant undertakes to deliver promptly, upon written or oral request made to Connecticut General Life Insurance Company at the address or phone number listed in the Prospectus, any Statement of Additional Information and any financial statements required by Form N-4 to be made available to applicants or owners.

FEES AND CHARGES REPRESENTATION

    The Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SECTION 403(b) REPRESENTATION

    Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Contracts, and that paragraphs numbered (1) through (4) of that letter will be complied with.

                                   SIGNATURES


    As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, has duly caused this Post-Effective Amendment No. 7 to its Registration Statement on Form N-4 (File No. 33-83020) to be signed on its behalf by the undersigned thereunto duly authorized, in the Town of Bloomfield and State of Connecticut on the 17th day of April, 1997.


                                          CG VARIABLE ANNUITY SEPARATE ACCOUNT
                                          II
                                          (Name of Registrant)

                                          By:         /s/ THOMAS C. JONES

                                             -----------------------------------
                                                       Thomas C. Jones
                                                          PRESIDENT
                                             CONNECTICUT GENERAL LIFE INSURANCE
                                                         COMPANY

                                          CONNECTICUT GENERAL LIFE INSURANCE
                                          COMPANY
                                          (Name of Depositor)

                                          By:      /s/ THOMAS C. JONES    (Seal)
                                             -----------------------------------
                                                       Thomas C. Jones
                                                          PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 7 to this Registration Statement (File No. 33-83020) has been signed below on April 17, 1997 by the following persons, as officers and directors of the Depositor, in the capacities indicated:



             SIGNATURE                              TITLE
-----------------------------------  -----------------------------------

        /s/ THOMAS C. JONES
-----------------------------------  President
          Thomas C. Jones             (Principal Executive Officer)

                          *          Assistant Vice President and
-----------------------------------   Actuary
         Bradley K. Miller            (Principal Financial Officer)

                         *
-----------------------------------  Vice President
           Robert Moose               (Principal Accounting Officer)

                          *
-----------------------------------  Director
         Harold W. Albert

                           *
-----------------------------------  Director
         Robert W. Burgess

                         *
-----------------------------------  Director
            John G. Day

                           *
-----------------------------------  Director
       Joseph M. Fitzgerald

                           *
-----------------------------------  Director
         H. Edward Hanway

                          *
-----------------------------------  Director
          Carol M. Olsen

                        *
-----------------------------------  Director
           John E. Pacy

                           *
-----------------------------------  Director
         Marc L. Preminger

                           *
-----------------------------------  Director
       Arthur C. Reeds, III

                            *
-----------------------------------  Director
        Patricia L. Rowland

                            *
-----------------------------------  Director
      W. Allen Schaffer, M.D.

    *By /s/ ROBERT A. PICARELLO
----------------------------------
        Robert A. Picarello
         ATTORNEY-IN-FACT




                         (A Majority of the Directors)

                               POWER OF ATTORNEY*


    We, the undersigned directors and officers of Connecticut General Life Insurance Company, hereby severally constitute and appoint David C. Kopp and Robert A. Picarello, and each of them individually, our true and lawful attorneys-in-fact, with full power to them and each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to
Registration Statement No. 33-83020 filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by either of our attorneys-in-fact to any such Registration Statement.



    WITNESS our hands and common seal on this 15th day of April, 1997.



             SIGNATURE                              TITLE
-----------------------------------  -----------------------------------

        /S/ THOMAS C. JONES
-----------------------------------  President
          Thomas C. Jones             (Principal Executive Officer)

       /S/ BRADLEY K. MILLER         Assistant Vice President and
-----------------------------------   Actuary
         Bradley K. Miller            (Principal Financial Officer)

         /S/ ROBERT MOOSE
-----------------------------------  Vice President
           Robert Moose               (Principal Accounting Officer)

       /S/ HAROLD W. ALBERT
-----------------------------------  Director
         Harold W. Albert

       /S/ ROBERT W. BURGESS
-----------------------------------  Director
         Robert W. Burgess

          /S/ JOHN G. DAY
-----------------------------------  Director
            John G. Day

     /S/ JOSEPH M. FITZGERALD
-----------------------------------  Director
       Joseph M. Fitzgerald

       /S/ H. EDWARD HANWAY
-----------------------------------  Director
         H. Edward Hanway

        /S/ CAROL M. OLSEN
-----------------------------------  Director
          Carol M. Olsen

         /S/ JOHN E. PACY
-----------------------------------  Director
           John E. Pacy

       /S/ MARC L. PREMINGER
-----------------------------------  Director
         Marc L. Preminger

     /S/ ARTHUR C. REEDS, III
-----------------------------------  Director
       Arthur C. Reeds, III

      /S/ PATRICIA L. ROWLAND
-----------------------------------  Director
        Patricia L. Rowland

    /S/ W. ALLEN SCHAFFER, M.D.
-----------------------------------  Director
      W. Allen Schaffer, M.D.